--------------------------------------------------
                                   ANNUAL REPORT
--------------------------------------------------


   P           H           O           E           N           I           X







                                                   THE PHOENIX EDGE SERIES FUND

                                                              DECEMBER 31, 1999


[PHOENIX LOGO]
WEALTH MANAGEMENT-SM-

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Phoenix-Aberdeen International Series.......................      2

Phoenix-Engemann Capital Growth Series......................     10

Phoenix-Engemann Nifty Fifty Series.........................     15

Phoenix-Goodwin Money Market Series.........................     20

Phoenix-Goodwin Multi-Sector Fixed Income Series............     25

Phoenix-Hollister Value Equity Series.......................     31

Phoenix-Oakhurst Balanced Series............................     36

Phoenix-Oakhurst Growth and Income Series...................     44

Phoenix-Oakhurst Strategic Allocation Series................     52

Phoenix-Seneca Mid-Cap Growth Series........................     60

Phoenix-Seneca Strategic Theme Series.......................     65

Phoenix-Aberdeen New Asia Series............................     69

Phoenix-Duff & Phelps Real Estate Securities Series.........     77

Phoenix Research Enhanced Index Series......................     83

Phoenix-Bankers Trust Dow 30 Series.........................     92

Phoenix-Federated U.S. Government Bond Series...............     96

Phoenix-Janus Equity Income Series..........................    100

Phoenix-Janus Flexible Income Series........................    105

Phoenix-Janus Growth Series.................................    109

Phoenix-Morgan Stanley Focus Equity Series..................    113

Phoenix-Schafer Mid-Cap Value Series........................    117

Notes to Financial Statements...............................    121

        Not FDIC Insured                 No Bank Guarantee                   May Lose Value

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

INVESTMENT ADVISOR'S REPORT

    For the year ended December 31, 1999 the Fund returned 29.49% compared with a return of 27.30% for the Fund's benchmark index, the MSCI EAFE Index(1). All performance figures assume reinvestment of distributions and are net of sales charges.

    All stock markets have traveled a considerable distance since the dark days of October 1998 and indeed most are substantially higher than at the previous peaks a year ago. In Western equity markets, much of Europe has made significant headway but for U.S. investors these returns have been diminished by the weakness of the euro against a strong dollar.

    For the greater part of this year, Far Eastern markets have been busy garnering new/reconstructed converts, with foreign money the sole source of support for Japan and an important one for Asia Pacific. The restructuring story continues to drive Japan forward, and unlike Europe, the strength of the yen has boosted returns for U.S. investors. Emerging markets have seen their customary volatility bottom, in general, and have benefited from the strengthening global recovery, with industrial production now accelerating virtually everywhere. Y2K risks and rising U.S. interest rates have put upward pressure on risk premiums, while political developments in Brazil have not helped but further progress is still expected.

    The past few months have witnessed some truly spectacular stock market performances. Many commentators had expected some fireworks in the run up to the end of the year, but not all one way. In all major markets, the technology/ telecommunications sectors led the surge, indicating once again the trend towards globalization. Momentum buying, merger and acquisition activity and probably a genuine desire by many investors to be fully invested in the fastest growing sectors of the economy all combined to produce such a move on massive volumes. The scale of some of the advances in the UK and Europe as well as the U.S., however, defies "traditional" rational judgement. The footprint of U.S. investors keen to build up UK and European technology weightings is as obvious as it was when cyclicals surged so massively earlier in the year. For many companies, absolutely nothing has changed, forecasts are the same, and their prospects are the same, yet share prices of some very large companies have rocketed.

OUTLOOK

    In Europe growth continues to accelerate, with France in the vanguard and Germany now in a "clear upswing," according to the Bundesbank. With monetary policy still accommodative, overall euro-zone growth could approach 3% next year. Recent data releases in the UK, such as retail sales and the labor reports, suggest annualized GDP growth of around 4.0% can be sustained in the coming quarters. Japan's latest stimulus package, together with some pick up in consumer spending, should ensure positive growth figures for next year, even though capital investment remains a drag for now. Elsewhere in the Far East, booming export growth, accelerating capital investment, and private consumption are ensuring extremely high comparative growth numbers.

    Overall, for the first time in a decade, global economic performance is converging, with current buoyant activity around the world being forecast to be maintained for several years by most economic commentators. While Western central banks have embarked on a first phase of monetary tightening, this has only partly or fully reversed earlier easing. Thus, for the time being, monetary conditions in general remain supportive of growth.

    Despite growing commodity-related pressures, core inflation remains remarkably subdued worldwide. UK inflation appears as remarkably well behaved as that in the U.S. The UK's monetary policy committee is, however, likely to remain pre-emptive and short circuit any sustained pick up in inflation. The 50 basis point rate rise in November was intended to head off any inflationary acceleration, and forecasts in general for next year remain below the euro-zone upper limit of 2%.

    Even though inflation figures may remain subdued, the November interest rate increases in the UK and euro-zone are likely to be the opening salvo in a move towards tighter monetary conditions next year. The financial backdrop remains supportive of growth and short and long rates are still low by historic standards, while global equity markets are on the rise.

    In general, most equity markets are still below our estimates of "fair value" and therefore, while having rallied hard in recent times, have not discounted the progress that we expect for next year. The U.S. remains the key risk. Bond yields look to

(1) The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, commonly used measure of foreign stock total return performance. The Index is not available for direct investment.

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

be heading higher in the near term, but recent developments in the UK gilt market are highly instructive for others when shortages develop. Overall we are reasonably positive about next year for the international markets but would rather increase weightings in equities on any potential setback.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INTERNATIONAL SERIES  MSCI EAFE INDEX *
05/1/1990             $10,000.00         $10,000.00
12/31/1990             $9,190.13          $9,639.77
12/31/1991            $10,997.48         $10,844.29
12/31/1992             $9,588.85          $9,559.06
12/31/1993            $13,274.36         $12,708.10
12/31/1994            $13,277.90         $13,732.16
12/31/1995            $14,551.73         $15,318.21
12/31/1996            $17,264.96         $16,292.86
12/31/1997            $19,344.23         $16,627.90
12/31/1998            $24,745.88         $20,008.67
12/31/1999            $32,044.50         $25,470.74

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99

                                                                                   FROM
                                                                                  INCEPTION
                                                                                  5/1/90 TO
                                                      1 YEAR       5 YEARS        12/31/99
-------------------------------------------------------------------------------------------
International Series                                  29.49%        19.27%          12.79%
-------------------------------------------------------------------------------------------
MSCI EAFE Index*                                      27.30%        13.15%          10.14%
-------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/90 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


                                                   SHARES         VALUE
                                                 -----------   ------------
FOREIGN COMMON STOCKS--96.9%
ARGENTINA--0.1%
  Perez Companc SA Sponsored ADR (Oil & Gas
    (Exploration & Production))...............        20,000   $    204,824
                                                               ------------
AUSTRALIA--1.5%
  Australian Gas Light Co., Ltd. (Natural
    Gas)......................................       290,000      1,703,338
  QBE Insurance Group Ltd. (Insurance
    (Property-Casualty))......................       570,000      2,658,879
                                                               ------------
                                                                  4,362,217
                                                               ------------
BELGIUM--0.4%
  Dexia (Banks (Major Regional)) (b)..........         7,400      1,223,769
                                                               ------------
BRAZIL--0.8%
  Tele Centro Sul Participacoes SA ADR
    (Telecommunications (Long Distance))......         6,800        617,100
  Tele Norte Leste Participacoes SA ADR
    (Telecommunications (Long Distance))......        21,400        545,700
  Tele Sudeste Celular Participacoes SA ADR
    (Telecommunications
    (Cellular/Wireless))......................        18,800        729,675
  Telesp Participacoes SA ADR
    (Telecommunications (Long Distance))......        22,300        544,956
                                                               ------------
                                                                  2,437,431
                                                               ------------
CANADA--5.8%
  Nortel Networks Corp. (Communications
    Equipment)................................       100,000     10,100,000
  Seagram Co. Ltd. (The) (Entertainment)......        70,000      3,145,625
  Toronto-Dominion Bank (The) (Banks (Money
    Center))..................................       147,000      3,969,000
                                                               ------------
                                                                 17,214,625
                                                               ------------
DENMARK--0.9%
  Danisco A/S (Foods).........................        24,734        963,115
  Tele Danmark A/S (Telephone)................        24,477      1,816,862
                                                               ------------
                                                                  2,779,977
                                                               ------------
FINLAND--3.5%
  Helsingin Puhelin Oyj (Telephone)...........        24,819      2,067,208
  Nokia Oyj (Communications Equipment)........        37,532      6,804,069
  Stora Enso Oyj (Paper & Forest Products)....        39,678        691,737
  UPM-Kymmene Oyj (Paper & Forest Products)...        24,379        982,133
                                                               ------------
                                                                 10,545,147
                                                               ------------
FRANCE--10.0%
  Air Liquide SA (Chemicals (Specialty))......         6,094      1,020,065
  Alcatel (Communications Equipment)..........        11,685      2,683,231
  Alstom (Engineering & Construction).........        19,232        641,131
  Axa (Insurance (Multi-Line))................        15,721      2,191,345
  Canal Plus (Broadcasting (Television, Radio
    & Cable)).................................        10,013      1,457,225
  Carrefour SA (Retail (Food Chains)).........        10,424      1,922,283
  Castorama Dubois (Retail (Building
    Supplies))................................         6,325      1,923,809
  Christian Dior SA (Beverages (Alcoholic))...         6,576      1,629,264
  Coflexip SA (Metal Fabricators).............        14,776      1,073,712
  Compagnie de Saint-Gobain (Manufacturing
    (Diversified))............................         2,955        555,644
  Lafarge SA (Construction (Cement &
    Aggregates))..............................        19,504      2,270,785
  Pechiney SA Class A (Containers & Packaging
    (Paper))..................................        19,133      1,367,193
  Renault SA (Automobiles)....................        21,139      1,018,947
  Sanofi-Synthelabo SA (Health Care
    (Diversified)) (b)........................        23,878        994,175
  Schneider Electric SA (Electrical
    Equipment)................................        16,004      1,256,432
  Societe Generale Class A (Banks (Major
    Regional))................................         5,550      1,291,218
  Suez Lyonnaise des Eaux SA (Engineering &
    Construction).............................         4,279        685,657

                                                   SHARES         VALUE
                                                 -----------   ------------
FRANCE--CONTINUED
  Total Fina SA Class B (Oil & Gas (Refining &
    Marketing))...............................        23,997   $  3,202,339
  Valeo SA (Auto Parts & Equipment)...........        17,245      1,330,413
  Vivendi (Manufacturing (Diversified)).......        16,689      1,506,868
                                                               ------------
                                                                 30,021,736
                                                               ------------
GERMANY--7.3%
  Allianz AG Vinkulierte Registered Shares
    (Insurance (Multi-Line))..................         5,477      1,839,641
  BASF AG (Chemicals (Diversified))...........        36,219      1,860,378
  Bayer AG (Chemicals (Diversified))..........        23,621      1,118,126
  Bewag AG (Electric Companies)...............        39,214        454,186
  DaimlerChrysler AG (Automobiles)............        23,753      1,846,844
  Deutsche Bank AG (Banks (Major Regional))...        19,513      1,647,865
  Deutsche Lufthansa AG (Airlines)............        92,387      2,149,400
  Deutsche Telekom AG (Telephone).............        11,711        837,427
  HypoVereinsbank AG (Banks (Major
    Regional))................................        27,900      1,905,147
  Mannesmann AG (Telephone)...................        12,472      3,008,404
  Metro AG (Retail (Specialty))...............        27,044      1,454,476
  Muenchener Rueckversicherungs-Gesellschaft
    AG (Insurance (Multi-Line))...............         8,250      2,092,205
  RWE AG (Manufacturing (Diversified))........        27,076      1,060,788
  Volkswagen AG (Automobiles).................         8,473        477,454
                                                               ------------
                                                                 21,752,341
                                                               ------------
GREECE--0.2%
  Hellenic Telecommunications Organization SA
    (Telephone)...............................        26,500        629,741
                                                               ------------
HONG KONG--2.1%
  Cheung Kong (Holdings) Ltd. (Financial
    (Diversified))............................        45,000        571,654
  Swire Pacific Ltd. Class B (Manufacturing
    (Diversified))............................     6,400,000      5,639,673
                                                               ------------
                                                                  6,211,327
                                                               ------------
HUNGARY--0.3%
  Magyar Tavkozlesi Rt Sponsored ADR
    (Telecommunications (Long Distance))......        21,900        788,400
                                                               ------------
INDIA--1.0%
  BSES Ltd. GDR (Electric Companies) (b)......        83,000      1,079,000
  Gas Authority of India Ltd. GDR (Oil & Gas
    (Refining & Marketing)) (b)...............        40,000        378,000
  Mahanagar Telephone Nigam Ltd. GDR
    (Telecommunications (Long Distance))......       140,000      1,589,000
                                                               ------------
                                                                  3,046,000
                                                               ------------
INDONESIA--0.6%
  PT Indosat (Telecommunications (Long
    Distance))................................       379,000        846,140
  PT Indosat (Persero) Tbk ADR
    (Telecommunications (Long Distance))......        45,000        973,125
                                                               ------------
                                                                  1,819,265
                                                               ------------
ISRAEL--0.2%
  Bank Hapoalim Ltd. (Banks (Major
    Regional))................................       221,500        689,739
                                                               ------------
ITALY--2.7%
  Assicurazioni Generali (Insurance
    (Life/Health))............................        32,265      1,065,860
  Banca Intesa SPA (Banks (Major Regional))...       591,895      1,204,178
  Beni Stabili SPA (Financial (Diversified))
    (b).......................................       103,701         36,555
  Eni SPA (Oil (Domestic Integrated)).........       201,540      1,108,277
  San Paolo-IMI SPA (Banks (Major
    Regional))................................        93,422      1,269,275
  Telecom Italia Mobile SPA (Telephone).......       156,190      1,744,533
  Telecom Italia SPA (Telephone)..............       118,499      1,670,849
                                                               ------------
                                                                  8,099,527
                                                               ------------

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                   SHARES         VALUE
                                                 -----------   ------------
JAPAN--17.8%
  Asahi Bank Ltd. (The) (Banks (Major
    Regional))................................       360,000   $  2,219,830
  Canon, Inc. (Office Equipment & Supplies)...        69,000      2,741,901
  Circle K Japan Co., Ltd. (Retail (Food
    Chains))..................................        51,000      2,091,514
  Dai Nippon Printing Co., Ltd. (Specialty
    Printing).................................       126,000      2,010,179
  Fuji Photo Film Co. (Photography/Imaging)...        58,000      2,117,451
  Fujitsu Ltd. (Computers (Hardware)).........        55,000      2,508,564
  Hitachi Credit Corp. (Consumer Finance).....        94,000      1,909,073
  Ito-Yokado Co., Ltd. (Retail (Food
    Chains))..................................        21,000      2,281,492
  Kao Corp. (Household Products
    (Non-Durable))............................        73,000      2,082,754
  Mabuchi Motor Co., Ltd. (Electrical
    Equipment)................................        17,000      2,966,722
  NTT Mobile Communications Network, Inc.
    (Telecommunications
    (Cellular/Wireless))......................           800      3,077,224
  Nikko Securities Co., Ltd. (The) (Investment
    Banking/Brokerage)........................       190,000      2,404,522
  Nippon Telegraph & Telephone Corp.
    (Telephone)...............................         1,300      2,226,681
  Rinnai Corp. (Household Furnishings &
    Appliances)...............................        82,500      1,534,208
  Rohm Co., Ltd. (Electronics
    (Semiconductors)).........................        10,000      4,110,796
  Sankyo Co., Ltd. (Health Care (Drugs-Major
    Pharmaceuticals)).........................       115,000      2,363,708
  Sanwa Bank Ltd. (The) (Banks (Major
    Regional))................................       205,000      2,494,030
  Secom Co., Ltd. (Services (Commercial &
    Consumer))................................        20,000      2,202,212
  Sharp Corp. (Household Furnishings &
    Appliances)...............................       138,000      3,532,054
  Shin-Etsu Chemical Co., Ltd. (Chemicals
    (Specialty))..............................        53,000      2,282,470
  Suzuki Motor Corp. (Automobiles)............       140,000      2,043,065
  Yamato Transport Co. Ltd. (Air Freight).....        53,000      2,054,223
                                                               ------------
                                                                 53,254,673
                                                               ------------
MALAYSIA--0.2%
  Carlsberg Brewery Malaysia Berhad (Beverages
    (Alcoholic))..............................       150,000        461,836
  Malaysian Oxygen Berhad (Chemicals
    (Specialty))..............................       104,000        257,260
                                                               ------------
                                                                    719,096
                                                               ------------
MEXICO--1.0%
  Cemex SA de C.V. Sponsored ADR (Construction
    (Cement & Aggregates)) (b)................        26,600        741,475
  Coca-Cola Femsa SA Sponsored ADR (Beverages
    (Non-Alcoholic))..........................        44,000        772,750
  Grupo Televisa SA Sponsored GDR
    (Broadcasting (Television, Radio & Cable))
    (b).......................................        10,000        682,500
  Telefonos de Mexico SA Sponsored ADR Class L
    (Telecommunications (Long Distance))......         7,600        855,000
                                                               ------------
                                                                  3,051,725
                                                               ------------
NETHERLANDS--6.3%
  ASM Lithography Holding NV (Equipment
    (Semiconductor)) (b)......................        13,265      1,473,592
  Elsevier NV (Publishing)....................        68,124        813,728
  Equant NV (Services (Data Processing))
    (b).......................................        19,629      2,228,007
  Fortis (NL) NV (Financial (Diversified))....        40,310      1,451,387
  Heineken NV (Beverages (Alcoholic)).........        21,351      1,041,208
  IHC Caland NV (Oil & Gas (Drilling &
    Equipment))...............................        13,665        498,898
  ING Groep NV (Financial (Diversified))......        30,896      1,865,149
  KPN NV (Telephone)..........................        18,572      1,812,495
  Koninklijke (Royal) Philips Electronics NV
    (Electronics (Component Distributors))....        16,346      2,222,490
  Royal Dutch Petroleum Co. (Oil (Domestic
    Integrated))..............................        24,562      1,505,285
  STMicroelectronics NV (Electronics
    (Semiconductors)).........................         8,950      1,377,339
  Unilever NV CVA (Foods).....................        23,734      1,310,880
  United Pan-Europe Communications NV
    (Broadcasting (Television, Radio & Cable))
    (b).......................................         5,811        743,274
  Wolters Kluwer NV (Publishing)..............        15,198        514,304
                                                               ------------
                                                                 18,858,036
                                                               ------------

                                                   SHARES         VALUE
                                                 -----------   ------------
NEW ZEALAND--0.2%
  Telecom Corporation of New Zealand Ltd.
    (Telephone)...............................       100,000   $    470,249
                                                               ------------
PHILIPPINES--0.5%
  Ayala Land, Inc. (Financial
    (Diversified))............................     5,700,000      1,485,112
                                                               ------------
POLAND--0.2%
  Elektrim Spolka Akcyjna SA (Distributors
    (Food & Health)) (b)......................        54,000        535,429
                                                               ------------
PORTUGAL--0.2%
  Portugal Telecom SA (Telephone).............        65,470        718,067
                                                               ------------
SINGAPORE--1.5%
  Singapore Airlines Ltd. (Airlines)..........       195,000      2,212,849
  United Overseas Bank Ltd. (Banks (Major
    Regional))................................       264,000      2,330,111
                                                               ------------
                                                                  4,542,960
                                                               ------------
SOUTH AFRICA--0.6%
  BOE Ltd. (Financial (Diversified))..........       302,150        294,541
  De Beers (Metals Mining)....................        22,160        644,458
  Metro Cash and Carry Ltd. (Retail
    (Specialty))..............................       683,000        776,767
                                                               ------------
                                                                  1,715,766
                                                               ------------
SOUTH KOREA--1.2%
  Kookmin Bank (Banks (Major Regional)).......       126,551      1,983,803
  Pohang Iron & Steel Co., Ltd. (Iron &
    Steel)....................................        12,500      1,474,662
                                                               ------------
                                                                  3,458,465
                                                               ------------
SPAIN--2.6%
  Argentaria, Caja Postal y Banco Hipotecario
    de Espana SA (Banks (Major Regional)).....        45,616      1,071,831
  Banco Popular Espanol SA (Banks (Major
    Regional))................................        21,396      1,395,298
  Banco Santander Central Hispano SA (Banks
    (Major Regional)).........................        75,633        856,194
  Groupo Dragados SA (Engineering &
    Construction).............................        47,202        416,446
  Iberdrola SA (Electric Companies)...........        58,539        811,257
  Repsol-YPF SA (Oil & Gas (Refining &
    Marketing))...............................        51,093      1,184,571
  Telefonica SA (Telephone) (b)...............        84,237      2,104,016
                                                               ------------
                                                                  7,839,613
                                                               ------------
SWEDEN--4.6%
  ABB Ltd. (Electrical Equipment) (b).........         9,928      1,210,077
  AstraZeneca Group PLC (Health Care
    (Drugs-Major Pharmaceuticals))............        11,944        505,388
  Electrolux AB Series B (Household
    Furnishings &
    Appliances)...............................        63,503      1,597,278
  SKF AB (Metal Fabricators)..................        24,324        591,804
  SSAB Svenskt Stal AB Series A (Iron &
    Steel)....................................        87,909      1,363,891
  Sandvik AB Class B (Machinery
    (Diversified))............................        22,508        716,933
  Skandia Forsakrings AB (Insurance
    (Life/Health))............................        76,755      2,318,528
  Skandinaviska Enskilda Banken Class A (Banks
    (Major Regional)).........................       110,452      1,116,464
  Telefonaktiebolaget LM Ericsson Class B
    (Communications Equipment)................        69,049      4,439,328
                                                               ------------
                                                                 13,859,691
                                                               ------------
SWITZERLAND--4.7%
  Credit Suisse Group (Banks (Major
    Regional))................................         8,473      1,684,170
  Nestle SA (Foods)...........................         1,037      1,899,723
  Novartis AG Registered Shares (Health Care
    (Drugs-Major Pharmaceuticals))............         1,663      2,441,810
  Roche Holding AG (Health Care (Drugs-Major
    Pharmaceuticals)).........................           234      2,777,492
  Swisscom AG (Telephone).....................         2,679      1,083,512
  Synthes-Stratec, Inc. (Health Care (Medical
    Products & Supplies)) (b).................         1,530        700,477
  UBS AG (Banks (Major Regional)).............         8,365      2,258,965

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                   SHARES         VALUE
                                                 -----------   ------------
SWITZERLAND--CONTINUED
  Zurich Allied AG (Financial
    (Diversified))............................         1,857   $  1,058,944
                                                               ------------
                                                                 13,905,093
                                                               ------------
TAIWAN--0.1%
  Standard Foods Taiwan Ltd. GDR (Foods)
    (b).......................................        59,210        244,241
                                                               ------------
THAILAND--0.5%
  BEC World Public Co. Ltd. (Entertainment)...       220,000      1,553,697
                                                               ------------
TURKEY--0.4%
  Haci Omer Sabanci Holding AS (Investment
    Management)...............................     6,957,000        404,029
  Yapi ve Kredi Bankasi AS (Banks (Major
    Regional))................................    25,280,000        780,678
                                                               ------------
                                                                  1,184,707
                                                               ------------
UNITED KINGDOM--16.9%
  3i Group PLC (Investment
    Banking/Brokerage)........................        99,994      1,784,800
  AstraZeneca Group PLC (Health Care
    (Drugs-Major Pharmaceuticals))............        51,035      2,116,978
  BG Group PLC (Natural Gas)..................       107,720        696,000
  BOC Group PLC (Chemicals (Specialty)).......        31,744        681,972
  BP Amoco PLC (Oil (Domestic Integrated))....       431,796      4,341,814
  Bank of Scotland (Banks (Major Regional))...       110,125      1,278,993
  Barclays PLC (Banks (Major Regional)).......        48,280      1,389,723
  Bass PLC (Beverages (Alcoholic))............        60,752        756,113
  Berkeley Group PLC (The) (Homebuilding).....        60,127        694,431
  British Aerospace PLC (Aerospace/Defense)...       125,012        827,921
  British American Tobacco PLC (Tobacco)......        84,730        481,420
  British Telecommunications PLC
    (Telephone)...............................       167,252      4,087,554
  Cable & Wireless PLC (Telephone)............        75,728      1,283,173
  Colt Telecom Group PLC (Telephone) (b)......        16,000        819,022
  Compass Group PLC (Services (Commercial &
    Consumer))................................        37,043        508,602
  Diageo PLC (Beverages (Alcoholic))..........        55,032        442,688
  Dixons Group PLC (Retail (Computers &
    Electronics)).............................        19,100        459,390
  FirstGroup PLC (Services (Commercial &
    Consumer))................................       148,761        582,712
  Glaxo Wellcome PLC (Health Care (Drugs-Major
    Pharmaceuticals)).........................        94,455      2,670,031
  Granada Group PLC (Restaurants).............        66,102        670,010
  HSBC Holdings PLC (Financial
    (Diversified))............................       159,500      2,223,436
  Hilton Group PLC (Gaming, Lottery &
    Pari-mutuel Companies) (b)................       175,739        562,775
  Invensys PLC (Machinery (Diversified))......       165,671        901,840
  Legal & General Group PLC (Insurance
    (Multi-Line)).............................       383,999      1,045,161
  Lloyds TSB Group PLC (Financial
    (Diversified))............................       155,800      1,949,136
  Logica PLC (Services (Data Processing)).....        69,971      1,804,996
  National Westminster Bank PLC (Banks (Major
    Regional))................................        70,910      1,523,394
  Norwich Union PLC (Insurance
    (Life/Health))............................       108,439        803,116
  RMC Group PLC (Construction (Cement &
    Aggregates))..............................        53,128        716,577
  Reuters Holdings Group PLC (Publishing).....        43,287        593,983
  Rio Tinto PLC (Metals Mining)...............        56,287      1,359,260
  Royal & Sun Alliance Insurance Group PLC
    (Insurance (Multi-Line))..................       117,696        896,389

                                                   SHARES         VALUE
                                                 -----------   ------------
UNITED KINGDOM--CONTINUED
  Sage Group PLC (The) (Computers (Software &
    Services))................................        41,300   $    504,008
  Schroders PLC (Investment
    Banking/Brokerage)........................        31,660        637,209
  Serco Group PLC (Services (Commercial &
    Consumer))................................        20,202        633,882
  Shell Transport & Trading Co. PLC (Oil
    (Domestic Integrated))....................       198,794      1,652,121
  SmithKline Beecham PLC (Health Care
    (Drugs-Major Pharmaceuticals))............       122,628      1,564,840
  Smiths Industries PLC (Aerospace/Defense)...        30,485        446,875
  Thames Water PLC (Water Utilities)..........        31,422        391,836
  Vodafone AirTouch PLC (Telecommunications
    (Cellular/Wireless))......................       683,811      3,388,238
  Woolwich PLC (Consumer Finance).............        82,083        453,453
                                                               ------------
                                                                 50,625,872
                                                               ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $223,094,751)............................    289,848,558
                                                               ------------
COMMON STOCKS--0.2%
UNITED STATES--0.2%
  Viatel, Inc. (Telecommunications (Long
    Distance)) (b)............................         8,392        450,021
                                                               ------------
TOTAL COMMON STOCKS
  (Identified cost $389,913)................................        450,021
                                                               ------------
WARRANTS--0.0%
BELGIUM--0.0%
  Dexia Strips (Banks (Major Regional)) (b)...         7,400            373
                                                               ------------
GERMANY--0.0%
  Muenchener Rueckversicherungs-Gesellschaft
    AG Warrants (Insurance (Multi-Line))
    (b).......................................           220         11,699
                                                               ------------
TOTAL WARRANTS
  (Identified cost $0)......................................         12,072
                                                               ------------
TOTAL LONG-TERM INVESTMENTS--97.1%
  (Identified cost $223,484,664)............................    290,310,651
                                                               ------------

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)
                                         -----------   --------
SHORT-TERM OBLIGATIONS--3.1%
COMMERCIAL PAPER--3.1%
  Anheuser Busch Cos., Inc. 4.50%,
    1/3/00.............................  A-1            $5,200      5,198,700
  Koch Industries, Inc. 7.50%,
    1/3/00.............................  A-1+            3,920      3,918,367
                                                                  -----------
                                                                    9,117,067
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $9,117,067).................................     9,117,067
                                                                  -----------
TOTAL INVESTMENTS--100.2%
  (Identified cost $232,601,731)...............................   299,427,718(a)
  Cash and receivables, less liabilities--(0.2%)...............      (454,981)
                                                                  -----------
NET ASSETS--100.0%.............................................   $298,972,737
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $74,848,165 and gross depreciation of $9,589,883 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $234,169,436.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.......................................    0.4%
Air Freight.............................................    0.7
Airlines................................................    1.5
Auto Parts & Equipment..................................    0.4
Automobiles.............................................    1.8
Banks (Major Regional)..................................   10.9
Banks (Money Center)....................................    1.4
Beverages (Alcoholic)...................................    1.5
Beverages (Non-Alcoholic)...............................    0.3
Broadcasting (Television, Radio & Cable)................    1.0
Chemicals (Diversified).................................    1.0
Chemicals (Specialty)...................................    1.5
Communications Equipment................................    8.3
Computers (Hardware)....................................    0.9
Computers (Software & Services).........................    0.2
Construction (Cement & Aggregates)......................    1.3
Consumer Finance........................................    0.8
Containers & Packaging (Paper)..........................    0.5
Distributors (Food & Health)............................    0.2
Electric Companies......................................    0.8
Electrical Equipment....................................    1.9
Electronics (Component Distributors)....................    0.8
Electronics (Semiconductors)............................    1.9
Engineering & Construction..............................    0.6
Entertainment...........................................    1.6
Equipment (Semiconductor)...............................    0.5
Financial (Diversified).................................    3.8
Foods...................................................    1.5
Gaming, Lottery & Pari-Mutuel Companies.................    0.2
Health Care (Diversified)...............................    0.3
Health Care (Drugs-Major Pharmaceuticals)...............    5.0
Health Care (Medical Products & Supplies)...............    0.2
Homebuilding............................................    0.2
Household Furnishings & Appliances......................    2.3
Household Products (Non-Durable)........................    0.7
Insurance (Life/Health).................................    1.4
Insurance (Multi-Line)..................................    2.8
Insurance (Property-Casualty)...........................    0.9
Investment Banking/Brokerage............................    1.7
Investment Management...................................    0.1
Iron & Steel............................................    1.0
Machinery (Diversified).................................    0.5
Manufacturing (Diversified).............................    3.0
Metal Fabricators.......................................    0.6
Metals Mining...........................................    0.7
Natural Gas.............................................    0.8
Office Equipment & Supplies.............................    0.9
Oil & Gas (Drilling & Equipment)........................    0.2
Oil & Gas (Exploration & Production)....................    0.1
Oil & Gas (Refining & Marketing)........................    1.6
Oil (Domestic Integrated)...............................    3.0
Paper & Forest Products.................................    0.6
Photography/Imaging.....................................    0.7
Publishing..............................................    0.7
Restaurants.............................................    0.2
Retail (Building Supplies)..............................    0.7
Retail (Computers & Electronics)........................    0.1
Retail (Food Chains)....................................    2.2
Retail (Specialty)......................................    0.8
Services (Commercial & Consumer)........................    1.3
Services (Data Processing)..............................    1.4
Specialty Printing......................................    0.7
Telecommunications (Cellular/Wireless)..................    2.5
Telecommunications (Long Distance)......................    2.5
Telephone...............................................    9.1
Tobacco.................................................    0.2
Water Utilities.........................................    0.1
                                                          -----
                                                          100.0%
                                                          =====

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $232,601,731).............................................    $299,427,718
Cash........................................................           4,450
Foreign currency at value (identified cost $1,104)..........           1,133
Receivables
  Dividends and interest....................................         163,482
  Fund shares sold..........................................          79,126
  Investment securities sold................................           2,216
  Tax reclaim...............................................         240,023
Prepaid expenses............................................           3,742
                                                                ------------
    Total assets............................................     299,921,890
                                                                ------------
LIABILITIES
Payables
  Fund shares repurchased...................................         508,699
  Investment advisory fee...................................         179,895
  Financial agent fee.......................................          22,474
  Trustees' fee.............................................           6,958
Accrued expenses............................................         231,127
                                                                ------------
    Total liabilities.......................................         949,153
                                                                ------------
NET ASSETS..................................................    $298,972,737
                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $228,717,616
  Distribution in excess of net investment income...........      (1,446,518)
  Accumulated net realized gain.............................       4,885,170
  Net unrealized appreciation...............................      66,816,469
                                                                ------------
NET ASSETS..................................................    $298,972,737
                                                                ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      17,397,167
                                                                ============
Net asset value and offering price per share................    $      17.19
                                                                ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $ 4,324,236
  Interest..................................................        639,566
  Foreign taxes withheld....................................       (320,656)
                                                                -----------
    Total investment income.................................      4,643,146
                                                                -----------
EXPENSES
  Investment advisory fee...................................      1,915,372
  Financial agent fee.......................................        238,359
  Custodian.................................................        284,583
  Printing..................................................         81,329
  Professional..............................................         25,658
  Trustees..................................................         14,191
  Miscellaneous.............................................         26,522
                                                                -----------
    Total expenses..........................................      2,586,014
                                                                -----------
NET INVESTMENT INCOME.......................................      2,057,132
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     31,367,227
  Net realized loss on foreign currency transactions........        (21,716)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     35,695,363
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......          5,723
                                                                -----------
NET GAIN ON INVESTMENTS.....................................     67,046,597
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $69,103,729
                                                                ===========

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED          YEAR ENDED
                                                                     12/31/99            12/31/98
                                                                -------------------    ------------
FROM OPERATIONS
  Net investment income (loss)..............................       $  2,057,132        $  1,631,804
  Net realized gain (loss)..................................         31,345,511          51,043,087
  Net change in unrealized appreciation (depreciation)......         35,701,086             150,814
                                                                   ------------        ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................         69,103,729          52,825,705
                                                                   ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (3,265,818)                 --
  Net realized gains........................................        (36,259,691)        (41,161,214)
  In excess of net investment income........................         (1,780,524)                 --
                                                                   ------------        ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (41,306,033)        (41,161,214)
                                                                   ------------        ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,885,702 and 3,647,895
    shares, respectively)...................................         62,660,967          63,751,174
  Net asset value of shares issued from reinvestment of
    distributions (2,492,331 and 2,641,331 shares,
    respectively)...........................................         41,306,033          41,161,214
  Cost of shares repurchased (4,632,721 and 3,994,250
    shares, respectively)...................................        (74,706,908)        (68,770,405)
                                                                   ------------        ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................         29,260,092          36,141,983
                                                                   ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................         57,057,788          47,806,474
NET ASSETS
  Beginning of period.......................................        241,914,949         194,108,475
                                                                   ------------        ------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME AND UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF ($1,446,518) AND $1,208,686,
    RESPECTIVELY)...........................................       $298,972,737        $241,914,949
                                                                   ============        ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                 1999            1998          1997          1996          1995
                                                             ------------      --------      --------      --------      --------
Net asset value, beginning of period...................        $  15.46        $  14.53      $  14.52      $  12.70      $  11.85
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).........................            0.23            0.12(1)       0.12(1)       0.11(1)       0.12(1)
  Net realized and unrealized gain (loss)..............            4.13            3.94          1.61          2.25          1.02
                                                               --------        --------      --------      --------      --------
    TOTAL FROM INVESTMENT OPERATIONS...................            4.36            4.06          1.73          2.36          1.14
                                                               --------        --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income.................           (0.25)             --         (0.22)        (0.19)        (0.04)
  Dividends from net realized gains....................           (2.24)          (3.13)        (1.50)        (0.33)        (0.25)
  In excess of net investment income...................           (0.14)             --            --         (0.02)           --
                                                               --------        --------      --------      --------      --------
    TOTAL DISTRIBUTIONS................................           (2.63)          (3.13)        (1.72)        (0.54)        (0.29)
                                                               --------        --------      --------      --------      --------
CHANGE IN NET ASSET VALUE..............................            1.73            0.93          0.01          1.82          0.85
                                                               --------        --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD.........................        $  17.19        $  15.46      $  14.53      $  14.52      $  12.70
                                                               ========        ========      ========      ========      ========

Total return...........................................           29.49%          27.92%        12.04%        18.65%         9.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..................        $298,973        $241,915      $194,108      $172,668      $134,455
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses...................................            1.01%           0.98%         1.01%         1.04%         1.07%
  Net investment income................................            0.81%           0.72%         0.72%         0.80%         0.95%
Portfolio turnover rate................................              79%             93%          184%          142%          249%

(1) Computed using average shares outstanding.

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

INVESTMENT OBJECTIVE

    The Fund is appropriate for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1999, the Fund returned 29.67% compared with a return of 21.14% for the S&P 500 Index*. All performance figures assume reinvestment of dividends and are net of sales charges.

    Tech stocks were the runaway market leaders in 1999, and we were rewarded for our increased emphasis on this sector. It is interesting to note that the return for the S&P 500 Index excluding technology stocks was only 3.1%. Many of largest holdings were tech stocks, some with gains of 100%+.

    The portfolio also benefited from underweighted positions in financials and health care, which lagged the market for the year. However, careful stock selection within the financial group proved to be a plus, with both Citigroup and American Express up substantially for the year. Several consumer cyclical stocks also enhanced performance; for example, Home Depot, Wal-Mart, and Interpublic Group.

OUTLOOK

    With lofty stock prices and the relentless market climb, particularly in dot.com issues, there is apt to be a large dose of volatility ahead. Signs of that have already emerged in the early days of 2000. The threat of rising interest rates will also add to nervous investor behavior.

    However, even with the expected hikes in interest rates, there appears little on the horizon that could cause a dramatic reversal in the coming months. The economy is strong, inflation looks as if it will remain tame, and the outlook for earnings appears positive. Such ingredients are typically conducive to a healthy stock market in which high quality, large-cap companies can thrive.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          CAPITAL GROWTH SERIES  S&P 500 INDEX*
12/31/89             $10,000.00      $10,000.00
12/31/90             $10,408.81       $9,680.55
12/31/91             $14,958.56      $12,637.34
12/31/92             $16,497.70      $13,609.25
12/31/93             $19,746.70      $14,970.18
12/31/94             $20,038.80      $15,168.24
12/31/95             $26,219.94      $20,857.44
12/31/96             $29,518.25      $25,706.31
12/31/97             $35,738.71      $34,285.94
12/31/98             $46,464.60      $44,145.38
12/31/99             $60,251.89      $53,475.55

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                      1 YEAR       5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------
Capital Growth Series                                 29.67%        24.63%          19.67%
-------------------------------------------------------------------------------------------
S&P 500 Index*                                        21.14%        28.66%          18.25%
-------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/89. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance. The Index is not available for direct investment.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


                                                 SHARES          VALUE
                                               -----------   --------------
COMMON STOCKS--95.4%
BANKS (MAJOR REGIONAL)--1.6%
  Wells Fargo Co............................       872,500   $   35,281,719
                                                             --------------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.9%
  AT&T Corp.- Liberty Media Group Class A
    (b).....................................       999,400       56,715,950
  CBS Corp. (b).............................       223,500       14,290,031
  Clear Channel Communications, Inc. (b)....       186,800       16,671,900
                                                             --------------
                                                                 87,677,881
                                                             --------------
COMMUNICATIONS EQUIPMENT--4.5%
  Lucent Technologies, Inc..................       961,100       71,902,294
  Tellabs, Inc. (b).........................       451,400       28,974,237
                                                             --------------
                                                                100,876,531
                                                             --------------
COMPUTERS (HARDWARE)--6.0%
  Dell Computer Corp. (b)...................       539,300       27,504,300
  International Business Machines Corp......       557,350       60,193,800
  Sun Microsystems, Inc. (b)................       629,600       48,754,650
                                                             --------------
                                                                136,452,750
                                                             --------------
COMPUTERS (NETWORKING)--3.5%
  Cisco Systems, Inc. (b)...................       747,150       80,038,444
                                                             --------------
COMPUTERS (PERIPHERALS)--3.3%
  EMC Corp. (b).............................       690,650       75,453,512
                                                             --------------
COMPUTERS (SOFTWARE & SERVICES)--16.3%
  America Online, Inc. (b)..................       851,700       64,250,119
  BEA Systems, Inc. (b).....................       226,000       15,805,875
  BMC Software, Inc. (b)....................       188,850       15,096,197
  Citrix Systems, Inc. (b)..................       114,000       14,022,000
  Computer Associates International, Inc....       167,000       11,679,562
  Compuware Corp. (b).......................       250,900        9,346,025
  Edwards (J.D.) & Co. (b)..................       164,000        4,899,500
  Legato Systems, Inc. (b)..................        87,000        5,986,687
  Microsoft Corp. (b).......................     1,035,400      120,882,950
  Oracle Corp. (b)..........................       270,000       30,256,875
  Peregrine Systems, Inc. (b)...............        94,000        7,766,750
  Siebel Systems, Inc. (b)..................       176,000       14,784,000
  VERITAS Software Corp. (b)................        81,000       11,593,125
  Yahoo!, Inc. (b)..........................        57,550       24,901,166
  i2 Technologies, Inc. (b).................        98,000       19,110,000
                                                             --------------
                                                                370,380,831
                                                             --------------
CONSUMER FINANCE--1.2%
  Capital One Financial Corp................       218,800       10,543,425
  Countrywide Credit Industries, Inc........       300,000        7,575,000
  MBNA Corp.................................       353,000        9,619,250
                                                             --------------
                                                                 27,737,675
                                                             --------------
ELECTRICAL EQUIPMENT--3.2%
  Flextronics International Ltd. (b)........       128,000        5,888,000
  General Electric Co.......................       360,700       55,818,325
  Sanmina Corp. (b).........................        44,900        4,484,387
  Solectron Corp. (b).......................        67,500        6,420,937
                                                             --------------
                                                                 72,611,649
                                                             --------------
ELECTRONICS (SEMICONDUCTORS)--7.6%
  Intel Corp................................       899,400       74,031,862
  JDS Uniphase Corp. (b)....................        64,000       10,324,000
  Linear Technology Corp....................        66,000        4,723,125
  Maxim Integrated Products, Inc. (b).......       122,000        5,756,875
  Texas Instruments, Inc....................       748,900       72,549,687
  Xilinx, Inc. (b)..........................       122,000        5,547,187
                                                             --------------
                                                                172,932,736
                                                             --------------

                                                 SHARES          VALUE
                                               -----------   --------------
ENTERTAINMENT--0.7%
  Time Warner, Inc..........................       217,950   $   15,787,753
                                                             --------------
EQUIPMENT (SEMICONDUCTOR)--1.3%
  Applied Materials, Inc. (b)...............        70,000        8,868,125
  KLA-Tencor Corp. (b)......................        60,000        6,682,500
  Novellus Systems, Inc. (b)................        61,000        7,474,406
  Teradyne, Inc. (b)........................       106,000        6,996,000
                                                             --------------
                                                                 30,021,031
                                                             --------------
FINANCIAL (DIVERSIFIED)--7.8%
  American Express Co.......................        73,500       12,219,375
  Citigroup, Inc............................     1,778,975       98,844,298
  Freddie Mac...............................       697,700       32,835,506
  Morgan Stanley Dean Witter & Co...........       238,650       34,067,288
                                                             --------------
                                                                177,966,467
                                                             --------------
HEALTH CARE (DIVERSIFIED)--1.8%
  Bristol-Myers Squibb Co...................       251,200       16,123,900
  Warner-Lambert Co.........................       296,000       24,253,500
                                                             --------------
                                                                 40,377,400
                                                             --------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.0%
  Genentech, Inc. (b).......................       180,000       24,210,000
  Merck & Co., Inc..........................        49,250        3,302,828
  Pfizer, Inc...............................     1,695,100       54,984,806
  Schering-Plough Corp......................       205,250        8,658,984
                                                             --------------
                                                                 91,156,618
                                                             --------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.9%
  Medtronic, Inc............................     1,175,200       42,821,350
                                                             --------------
INSURANCE (MULTI-LINE)--1.0%
  American International Group, Inc.........       202,512       21,896,610
                                                             --------------
INVESTMENT BANKING/BROKERAGE--2.2%
  Goldman Sachs Group, Inc. (The)...........       318,000       29,951,625
  Merrill Lynch & Co., Inc..................       235,500       19,664,250
                                                             --------------
                                                                 49,615,875
                                                             --------------
LODGING-HOTELS--0.9%
  Carnival Corp.............................       445,900       21,319,594
                                                             --------------
MANUFACTURING (DIVERSIFIED)--1.9%
  Honeywell International, Inc..............       228,000       13,152,750
  Tyco International Ltd....................       423,300       16,455,788
  United Technologies Corp..................       200,000       13,000,000
                                                             --------------
                                                                 42,608,538
                                                             --------------
RETAIL (BUILDING SUPPLIES)--3.3%
  Home Depot, Inc. (The)....................     1,096,050       75,147,928
                                                             --------------
RETAIL (COMPUTERS & ELECTRONICS)--1.4%
  Best Buy Co., Inc. (b)....................       285,000       14,303,438
  Circuit City Stores-Circuit City Group....       400,000       18,025,000
                                                             --------------
                                                                 32,328,438
                                                             --------------
RETAIL (DEPARTMENT STORES)--0.5%
  Kohl's Corp. (b)..........................       142,250       10,268,672
                                                             --------------
RETAIL (DRUG STORES)--1.0%
  Walgreen Co...............................       806,000       23,575,500
                                                             --------------
RETAIL (GENERAL MERCHANDISE)--3.4%
  Costco Wholesale Corp. (b)................       268,300       24,482,375
  Dayton Hudson Corp........................       165,000       12,117,188
  Wal-Mart Stores, Inc......................       580,500       40,127,063
                                                             --------------
                                                                 76,726,626
                                                             --------------

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                                                 SHARES          VALUE
                                               -----------   --------------
RETAIL (SPECIALTY)--0.8%
  Staples, Inc. (b).........................       826,825   $   17,156,619
                                                             --------------
SERVICES (ADVERTISING/MARKETING)--1.1%
  Interpublic Group of Companies, Inc.
    (The)...................................       424,400       24,482,575
                                                             --------------
SERVICES (COMMERCIAL & CONSUMER)--1.7%
  Cendant Corp. (b).........................     1,478,400       39,270,000
                                                             --------------
SERVICES (COMPUTER SYSTEMS)--1.4%
  Electronic Data Systems Corp..............       484,400       32,424,525
                                                             --------------
SERVICES (DATA PROCESSING)--0.3%
  Automatic Data Processing, Inc............       138,000        7,434,750
                                                             --------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
  VoiceStream Wireless Corp. (b)............        55,000        7,827,188
                                                             --------------
TELECOMMUNICATIONS (LONG DISTANCE)--5.0%
  AT&T Corp.................................       237,853       12,071,040
  MCI WorldCom, Inc. (b)....................     1,805,691       95,814,479
  Qwest Communications International, Inc.
    (b).....................................       111,000        4,773,000
                                                             --------------
                                                                112,658,519
                                                             --------------
TELEPHONE--0.6%
  Bell Atlantic Corp........................        61,000        3,755,313
  BellSouth Corp............................       205,000        9,596,563
                                                             --------------
                                                                 13,351,876
                                                             --------------
TOTAL COMMON STOCKS
  (Identified cost $1,347,661,138)........................    2,165,668,180
                                                             --------------
FOREIGN COMMON STOCKS--0.8%
COMMUNICATIONS EQUIPMENT--0.3%
  Nokia Oyj Sponsored ADR (Finland).........        39,000        7,410,000
                                                             --------------
ENTERTAINMENT--0.5%
  News Corporation Ltd. (The) Sponsored ADR
    (Australia).............................       278,000       10,633,500
                                                             --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $14,853,688)...........................       18,043,500
                                                             --------------
TOTAL LONG-TERM INVESTMENTS--96.2%
  (Identified cost $1,362,514,826)........................    2,183,711,680
                                                             --------------

                                       STANDARD
                                       & POOR'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   -------   --------------
SHORT-TERM OBLIGATIONS--3.9%
CERTIFICATES OF DEPOSIT--0.1%
  ABN AMRO Bank 5.75%, 7/3/00.......  AA            $ 2,500   $    2,494,228
                                                              --------------
COMMERCIAL PAPER--3.7%
  Pitney Bowes, Inc. 6.60%,
    1/4/00..........................  A-1+           10,000        9,994,500
  Ford Motor Credit Co. 4.79%,
    1/7/00..........................  A-1+           12,855       12,844,737
  Marsh & USA, Inc. 6.50%,
    1/12/00.........................  A-1+            5,000        4,990,070
  Albertson's, Inc. 5.89%,
    1/14/00.........................  A-1             2,540        2,534,598
  Enterprise Funding Corp. 5.98%,
    1/14/00.........................  A-1+              621          619,659
  Preferred Receivables Funding
    Corp. 6.75%, 1/19/00............  A-1             6,000        5,979,750
  Cargill, Inc. 5.40%, 1/21/00......  A-1             1,500        1,495,242
  General Electric Capital Corp.
    6.55%, 1/24/00..................  A-1+            5,000        4,979,076
  Merrill Lynch & Co. 5.60%,
    1/26/00.........................  A-1+            6,500        6,474,722
  Bavaria Universal Funding Corp.
    6.55%, 2/16/00..................  A-1+            3,000        2,999,841
  Private Export Funding Corp.
    6.05%, 2/16/00..................  A-1+           10,000        9,925,394
  Ford Motor Credit Co. 5.50%,
    2/25/00.........................  A-1            10,000        9,915,972
  Bavaria Universal Funding Corp.
    6.10%, 3/14/00..................  A-1+            2,500        2,472,241
  Lexington Parker Capital Co. LLC
    6.15%, 3/17/00..................  A-1             8,600        8,499,413
                                                              --------------
                                                                  83,725,215
                                                              --------------
MEDIUM-TERM NOTES--0.1%
  Associates Corporation of North
    America 9.125%, 4/1/00..........  AA-             1,000        1,006,562
                                                              --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $87,243,186)............................       87,226,005
                                                              --------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $1,449,758,012).........................    2,270,937,685(a)
  Cash and receivables, less liabilities--(0.1%)...........       (1,847,776)
                                                              --------------
NET ASSETS--100.0%.........................................   $2,269,089,909
                                                              ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $846,771,330 and gross depreciation of $27,487,473 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $1,451,653,828.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $1,449,758,012)...........................................    $2,270,937,685
Cash........................................................             5,271
Receivables
  Fund shares sold..........................................           870,328
  Dividends and interest....................................           562,145
Prepaid expenses............................................            27,606
                                                                --------------
    Total assets............................................     2,272,403,035
                                                                --------------
LIABILITIES
Payables
  Investment securities purchased...........................
  Fund shares repurchased...................................         1,754,630
  Investment advisory fee...................................         1,143,226
  Financial agent fee.......................................            47,010
  Trustees' fee.............................................             6,958
Accrued expenses............................................           361,302
                                                                --------------
    Total liabilities.......................................         3,313,126
                                                                --------------
NET ASSETS..................................................    $2,269,089,909
                                                                ==============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $1,372,671,786
  Accumulated net realized gain.............................        75,238,450
  Net unrealized appreciation...............................       821,179,673
                                                                --------------
NET ASSETS..................................................    $2,269,089,909
                                                                ==============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................        79,413,319
                                                                ==============
Net asset value and offering price per share................    $        28.57
                                                                ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $ 10,519,687
  Interest..................................................       4,844,305
  Foreign taxes withheld....................................         (31,899)
                                                                ------------
    Total investment income.................................      15,332,093
                                                                ------------
EXPENSES
  Investment advisory fee...................................      12,019,040
  Financial agent fee.......................................         543,497
  Custodian.................................................         307,441
  Printing..................................................         216,747
  Professional..............................................          49,961
  Trustees..................................................          16,286
  Miscellaneous.............................................          57,938
                                                                ------------
    Total expenses..........................................      13,210,910
                                                                ------------
NET INVESTMENT INCOME.......................................       2,121,183
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     220,161,925
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     305,492,893
                                                                ------------
NET GAIN ON INVESTMENTS.....................................     525,654,818
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $527,776,001
                                                                ============

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED           YEAR ENDED
                                                                   12/31/99             12/31/98
                                                                ---------------    -------------------
FROM OPERATIONS
  Net investment income (loss)..............................    $    2,121,183       $    2,502,083
  Net realized gain (loss)..................................       220,161,925           45,867,063
  Net change in unrealized appreciation (depreciation)......       305,492,893          390,908,702
                                                                --------------       --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................       527,776,001          439,277,848
                                                                --------------       --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (3,406,384)          (2,092,243)
  Net realized capital gains................................      (172,333,179)         (67,564,709)
  In excess of net investment income........................        (1,142,985)                  --
                                                                --------------       --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTION TO
    SHAREHOLDERS............................................      (176,882,548)         (69,656,952)
                                                                --------------       --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (10,765,692 and 14,661,827
    shares, respectively)...................................       269,095,856          306,260,617
  Net asset value of shares issued from reinvestment of
    distributions (6,349,314 and 3,143,060 shares,
    respectively)...........................................       176,882,547           69,656,952
  Cost of shares repurchased (16,111,408 and 17,964,177
    shares, respectively)...................................      (405,221,233)        (374,810,017)
  Capital contribution from Adviser (See Note 3)............         1,142,985                   --
                                                                --------------       --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................        41,900,155            1,107,552
                                                                --------------       --------------
  NET INCREASE IN NET ASSETS................................       392,793,608          370,728,448
NET ASSETS
  Beginning of period.......................................     1,876,296,301        1,505,567,853
                                                                --------------       --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $1,285,201, RESPECTIVELY).......    $2,269,089,909       $1,876,296,301
                                                                ==============       ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    YEAR ENDED DECEMBER 31,
                                                                    1999         1998         1997         1996         1995
                                                                   ------       ------       ------       ------       ------
Net asset value, beginning of period........................       $23.93       $19.16       $18.89       $18.13       $15.69
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.03         0.03         0.13         0.19         0.20
  Net realized and unrealized gain (loss)...................         6.97         5.65         3.70         2.10         4.60
                                                                   ------       ------       ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS........................         7.00         5.68         3.83         2.29         4.80
                                                                   ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.05)       (0.03)       (0.13)       (0.18)       (0.17)
  Dividends from net realized gains.........................        (2.31)       (0.88)       (3.43)       (1.35)       (2.19)
  In excess of net investment income........................        (0.01)          --           --           --           --
                                                                   ------       ------       ------       ------       ------
    TOTAL DISTRIBUTIONS.....................................        (2.37)       (0.91)       (3.56)       (1.53)       (2.36)
                                                                   ------       ------       ------       ------       ------
  Capital contribution from Adviser.........................         0.01           --           --           --           --
                                                                   ------       ------       ------       ------       ------
CHANGE IN NET ASSET VALUE...................................         4.64         4.77         0.27         0.76         2.44
                                                                   ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD..............................       $28.57       $23.93       $19.16       $18.89       $18.13
                                                                   ======       ======       ======       ======       ======

Total return................................................        29.67%       30.01%       21.07%       12.58%       30.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................       $2,269,090   $1,876,296   $1,505,568   $1,235,395   $985,389
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         0.68%        0.69%        0.74%        0.72%        0.75%(1)
  Net investment income.....................................         0.11%        0.15%        0.64%        1.03%        1.12%
Portfolio turnover rate.....................................          106%         102%         284%         167%         173%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

INVESTMENT OBJECTIVE

    The Fund has an investment objective of long-term growth of capital.

INVESTMENT ADVISER'S REPORT

    We seek to achieve long-term capital appreciation by investing in approximately 50 companies that the portfolio management team considers to have the best prospects for appreciation potential. Our approach has been well rewarded this year. For the 12 months ended December 31, 1999, the Fund returned 32.15% compared with a return of 21.14% for the S&P 500 Index*. All performance figures assume the reinvestment of distributions and are net of sales charges.

    While many of the major markets posted new highs, it wasn't a free-for-all for stocks in general. Well over half the stocks on the New York Stock Exchange and even the high-flying Nasdaq were selling at lower prices at year-end then they did at the beginning of the year. Clearly it was a year in which good stock selection reigned supreme.

    Tech stocks were the runaway market leaders in 1999, and we were rewarded for our increased emphasis on this sector. It is interesting to note that the return for the S&P 500 Index excluding technology stocks was only 3.1%. Many of largest holdings were tech stocks, some with gains of 100%+.

    The portfolio also benefited from underweighted positions in financials and health care, which lagged the market for the year. However, careful stock selection within the financial group proved to be a plus, with both Citigroup and American Express up substantially for the year. Several consumer cyclical stocks also enhanced performance; for example, Home Depot, Wal-Mart, and Interpublic Group

OUTLOOK

    With lofty stock prices and the relentless market climb, particularly in dot.com issues, there is apt to be a large dose of volatility ahead. Signs of that have already emerged in the early days of 2000. The threat of rising interest rates will also add to nervous investor behavior.

    However, even with the expected hikes in interest rates, we believe there appears little on the horizon that could cause a dramatic reversal in the coming months. The economy is strong, inflation looks as if it will remain tame, and the outlook for earnings appears positive. Such ingredients are typically conducive to a healthy stock market in which high quality, large-cap companies prosper.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NIFTY FIFTY SERIES  S&P 500 INDEX*
3/2/1998            $10,000.00      $10,000.00
12/31/1998          $12,625.86      $11,895.30
12/31/1999          $16,685.15      $14,409.38

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                              FROM
                                                                             INCEPTION
                                                                             3/2/98 TO
                                                                1 YEAR       12/31/99
--------------------------------------------------------------------------------------
Nifty Fifty Series                                              32.15%         32.22%
--------------------------------------------------------------------------------------
S&P 500 Index*                                                  21.14%         22.06%
--------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


                                                             SHARES                                VALUE
                                               -----------------------------------  -----------------------------------
COMMON STOCKS--91.0%
BANKS (MAJOR REGIONAL)--1.0%
  Wells Fargo Co.............................                               16,250  $                           657,109
                                                                                    -----------------------------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.5%
  AT&T Corp.- Liberty Media Group Class A
    (b)......................................                                6,400                              363,200
                                                                                    -----------------------------------
COMMUNICATIONS EQUIPMENT--6.7%
  Lucent Technologies, Inc...................                               33,900                            2,536,144
  Tellabs, Inc. (b)..........................                               29,130                            1,869,782
                                                                                    -----------------------------------
                                                                                                              4,405,926
                                                                                    -----------------------------------
COMPUTERS (HARDWARE)--4.7%
  Dell Computer Corp. (b)....................                               12,170                              620,670
  International Business Machines Corp.......                               12,160                            1,313,280
  Sun Microsystems, Inc. (b).................                               14,540                            1,125,941
                                                                                    -----------------------------------
                                                                                                              3,059,891
                                                                                    -----------------------------------
COMPUTERS (NETWORKING)--5.5%
  Cisco Systems, Inc. (b)....................                               33,810                            3,621,896
                                                                                    -----------------------------------
COMPUTERS (PERIPHERALS)--5.7%
  EMC Corp. (b)..............................                               34,040                            3,718,870
                                                                                    -----------------------------------
COMPUTERS (SOFTWARE & SERVICES)--11.6%
  America Online, Inc. (b)...................                               30,580                            2,306,879
  BMC Software, Inc. (b).....................                               14,470                            1,156,696
  Compuware Corp. (b)........................                               13,660                              508,835
  Microsoft Corp. (b)........................                               31,000                            3,619,250
                                                                                    -----------------------------------
                                                                                                              7,591,660
                                                                                    -----------------------------------
CONSUMER FINANCE--1.1%
  MBNA Corp..................................                               27,280                              743,380
                                                                                    -----------------------------------
ELECTRICAL EQUIPMENT--2.9%
  General Electric Co........................                               12,130                            1,877,117
                                                                                    -----------------------------------
ELECTRONICS (SEMICONDUCTORS)--7.8%
  Intel Corp.................................                               26,990                            2,221,614
  Texas Instruments, Inc.....................                               29,810                            2,887,844
                                                                                    -----------------------------------
                                                                                                              5,109,458
                                                                                    -----------------------------------
ENTERTAINMENT--0.9%
  Time Warner, Inc...........................                                7,860                              569,359
                                                                                    -----------------------------------
FINANCIAL (DIVERSIFIED)--6.0%
  American Express Co........................                                4,820                              801,325
  Citigroup, Inc.............................                               27,200                            1,511,300
  Freddie Mac................................                               12,140                              571,339
  Morgan Stanley Dean Witter & Co............                                7,260                            1,036,365
                                                                                    -----------------------------------
                                                                                                              3,920,329
                                                                                    -----------------------------------
HEALTH CARE (DIVERSIFIED)--1.0%
  Warner-Lambert Co..........................                                7,880                              645,667
                                                                                    -----------------------------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.9%
  Genentech, Inc. (b)........................                                7,270                              977,815
  Merck & Co., Inc...........................                               13,650                              915,403
  Pfizer, Inc................................                               44,160                            1,432,440
  Schering-Plough Corp.......................                               12,100                              510,469
                                                                                    -----------------------------------
                                                                                                              3,836,127
                                                                                    -----------------------------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.7%
  Guidant Corp. (b)..........................                                7,970                              374,590
  Medtronic, Inc.............................                               38,970                            1,419,969
                                                                                    -----------------------------------
                                                                                                              1,794,559
                                                                                    -----------------------------------

                                                             SHARES                                VALUE
                                               -----------------------------------  -----------------------------------
INVESTMENT BANKING/BROKERAGE--1.6%
  Goldman Sachs Group, Inc. (The)............                                3,880  $                           365,447
  Merrill Lynch & Co., Inc...................                                8,000                              668,000
                                                                                    -----------------------------------
                                                                                                              1,033,447
                                                                                    -----------------------------------
LODGING-HOTELS--1.7%
  Carnival Corp..............................                               22,930                            1,096,341
                                                                                    -----------------------------------
MANUFACTURING (DIVERSIFIED)--1.1%
  Tyco International Ltd.....................                               10,890                              423,349
  United Technologies Corp...................                                4,840                              314,600
                                                                                    -----------------------------------
                                                                                                                737,949
                                                                                    -----------------------------------
PERSONAL CARE--0.6%
  Gillette Co. (The).........................                               10,050                              413,934
                                                                                    -----------------------------------
RETAIL (BUILDING SUPPLIES)--5.0%
  Home Depot, Inc. (The).....................                               37,290                            2,556,696
  Lowe's Companies., Inc.....................                               12,170                              727,157
                                                                                    -----------------------------------
                                                                                                              3,283,853
                                                                                    -----------------------------------
RETAIL (COMPUTERS & ELECTRONICS)--1.5%
  Best Buy Co., Inc. (b).....................                                8,300                              416,556
  Circuit City Stores-Circuit City Group.....                               12,190                              549,312
                                                                                    -----------------------------------
                                                                                                                965,868
                                                                                    -----------------------------------
RETAIL (DEPARTMENT STORES)--0.5%
  Kohl's Corp. (b)...........................                                4,780                              345,056
                                                                                    -----------------------------------
RETAIL (DRUG STORES)--1.0%
  Walgreen Co................................                               23,110                              675,968
                                                                                    -----------------------------------
RETAIL (GENERAL MERCHANDISE)--3.5%
  Dayton Hudson Corp.........................                                9,060                              665,344
  Wal-Mart Stores, Inc.......................                               23,680                            1,636,880
                                                                                    -----------------------------------
                                                                                                              2,302,224
                                                                                    -----------------------------------
RETAIL (SPECIALTY)--1.1%
  Staples, Inc. (b)..........................                               33,625                              697,719
                                                                                    -----------------------------------
SERVICES (ADVERTISING/MARKETING)--1.3%
  Interpublic Group of Companies, Inc.
    (The)....................................                               14,600                              842,238
                                                                                    -----------------------------------
SERVICES (COMMERCIAL & CONSUMER)--1.6%
  Cendant Corp. (b)..........................                               39,520                            1,049,750
                                                                                    -----------------------------------
SERVICES (COMPUTER SYSTEMS)--2.0%
  Electronic Data Systems Corp...............                               19,400                            1,298,588
                                                                                    -----------------------------------
TELECOMMUNICATIONS (LONG DISTANCE)--4.5%
  MCI WorldCom, Inc. (b).....................                               55,620                            2,951,336
                                                                                    -----------------------------------
TOTAL COMMON STOCKS
  (Identified cost $44,278,193)...................................................                           59,608,819
                                                                                    -----------------------------------
FOREIGN COMMON STOCKS--0.4%
ENTERTAINMENT--0.4%
  News Corporation Ltd. (The) Sponsored ADR
    (Australia)..............................                                7,900                              302,176
                                                                                    -----------------------------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $314,983)......................................................                              302,176
                                                                                    -----------------------------------
TOTAL LONG-TERM INVESTMENTS--91.4%
  (Identified cost $44,593,176)...................................................                           59,910,995
                                                                                    -----------------------------------

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

                                                     STANDARD
                                                     & POOR'S         PAR
                                                      RATING         VALUE
                                                    (UNAUDITED)      (000)           VALUE
                                                    -----------  -------------  ---------------
SHORT-TERM OBLIGATIONS--8.6%
COMMERCIAL PAPER--8.6%
  Koch Industries, Inc. 7.50%, 1/3/00.............  A-1+         $       2,635  $     2,633,902
  Ford Motor Credit Co. 5.25%, 1/4/00.............  A-1                  1,000          999,562
  SBC Communications, Inc. 5%, 1/10/00............  A-1+                 2,000        1,997,500
                                                                                ---------------
                                                                                      5,630,964
                                                                                ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $5,630,964)................................................        5,630,964
                                                                                ---------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $50,224,140)...............................................       65,541,959(a)
  Cash and receivables, less liabilities--(0.0%)..............................          (21,658)
                                                                                ---------------
NET ASSETS--100.0%............................................................  $    65,520,301
                                                                                ===============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,182,049 and gross depreciation of $1,246,558 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purpose was $50,606,468.
(b)  Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $50,224,140)..............................................    $65,541,959
Cash........................................................          4,825
Receivables
  Fund shares sold..........................................        125,955
  Dividends and interest....................................         12,131
Prepaid expenses............................................            177
                                                                -----------
    Total assets............................................     65,685,047
                                                                -----------
LIABILITIES
Payables
  Fund shares repurchased...................................         68,416
  Investment advisory fee...................................         27,325
  Trustees' fee.............................................          6,958
  Financial agent fee.......................................          8,514
Accrued expenses............................................         53,533
                                                                -----------
    Total liabilities.......................................        164,746
                                                                -----------
NET ASSETS..................................................    $65,520,301
                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $51,277,893
  Accumulated net realized loss.............................     (1,075,411)
  Net unrealized appreciation...............................     15,317,819
                                                                -----------
NET ASSETS..................................................    $65,520,301
                                                                ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      3,928,413
                                                                ===========
Net asset value and offering price per share................    $     16.68
                                                                ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $   148,259
  Interest..................................................        185,350
                                                                -----------
    Total investment income.................................        333,609
                                                                -----------
EXPENSES
  Investment advisory fee...................................        322,073
  Financial agent fee.......................................         77,510
  Custodian.................................................         44,570
  Printing..................................................         25,150
  Professional..............................................         18,616
  Trustees..................................................         16,302
  Miscellaneous.............................................          8,846
                                                                -----------
    Total expenses..........................................        513,067
    Less expense borne by investment adviser................       (137,315)
                                                                -----------
    Net expenses............................................        375,752
                                                                -----------
NET INVESTMENT LOSS.........................................        (42,143)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (831,282)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     13,019,938
                                                                -----------
NET GAIN ON INVESTMENTS.....................................     12,188,656
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $12,146,513
                                                                ===========

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FROM
                                                                   YEAR         INCEPTION
                                                                   ENDED        3/2/98 TO
                                                                 12/31/99       12/31/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)..............................    $   (42,143)   $     3,598
  Net realized gain (loss)..................................       (831,282)      (244,129)
  Net change in unrealized appreciation (depreciation)......     13,019,938      2,297,881
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     12,146,513      2,057,350
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --         (3,598)
  In excess of net investment income........................             --         (1,543)
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................             --         (5,141)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,311,541 and 1,342,696
    shares, respectively)...................................     60,115,343     14,285,565
  Net asset value of shares issued from reinvestment of
    distributions (0 and 406 shares, respectively)..........             --          5,141
  Cost of shares repurchased (1,425,320 and 300,910 shares,
    respectively)...........................................    (19,895,037)    (3,189,433)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     40,220,306     11,101,273
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     52,366,819     13,153,482
NET ASSETS
  Beginning of period.......................................     13,153,482             --
                                                                -----------    -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $0, RESPECTIVELY)...............    $65,520,301    $13,153,482
                                                                ===========    ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   FROM
                                                                    YEAR         INCEPTION
                                                                   ENDED         3/2/98 TO
                                                                  12/31/99       12/31/98
                                                                  --------      -----------
Net asset value, beginning of period........................      $  12.62       $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................            --           0.01(4)
  Net realized and unrealized gain (loss)...................          4.06           2.62
                                                                  --------       --------
    TOTAL FROM INVESTMENT OPERATIONS........................          4.06           2.63
                                                                  --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income......................            --          (0.01)
                                                                  --------       --------
    TOTAL DISTRIBUTIONS.....................................            --          (0.01)
                                                                  --------       --------
CHANGE IN NET ASSET VALUE...................................          4.06           2.62
                                                                  --------       --------
NET ASSET VALUE, END OF PERIOD..............................      $  16.68       $  12.62
                                                                  ========       ========

Total return................................................         32.15%         26.26%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................       $65,520        $13,153
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................          1.05%          1.05%(1)
  Net investment income.....................................         (0.12)%         0.07%(1)
Portfolio turnover rate.....................................            40%            90%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.43% and 2.58% for the periods ended December 31, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

INVESTOR PROFILE

    The Fund is appropriate for conservative investors who want competitive money market yields with minimal risk to principal. Investors should note that an investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investor's investment at $10.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT ADVISOR'S REPORT

    For the 12 months ended December 31, 1999, the Fund returned 4.82% compared with a return of 4.76% for the Salomon Brothers 90-day T-bill(1). All performance figures assume reinvestment of distributions and are net of sales charges.

    Financial market conditions appeared to show improved economic fundamentals. The stabilization of global markets accompanied with persistent domestic economic strength heightened concerns towards a greater risk of rising inflation. On June 30, 1999 and again on August 24 and November 16, the Federal Reserve raised rates, resulting in a total rate increase of 75 basis points for the year. At the November 16, 1999 meeting, a neutral bias was adopted.

    The Fund's weighted average maturity is currently 41 days. Potential Year 2000 disruptions caused an inflow of cash into the Fund at year-end. The portfolio is continuously monitored and adjusted to current market conditions.

OUTLOOK

    Strong domestic demand and recovering foreign economies will be the focus going forward. We believe the market will continue to question the strength of the economy and whether we will see any signs of rising inflation over the months ahead. In the event we see ongoing signs of rising inflation, we believe the Federal Reserve will raise rates once again.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MONEY MARKET SERIES  IBC MONEY MARKET INSIGHT*
1/31/99                 4.75%                      4.43%
2/28/99                 4.68%                      4.29%
3/31/99                 4.47%                      4.23%
4/30/99                 4.37%                      4.21%
5/31/99                 4.34%                      4.19%
6/30/99                 4.45%                      4.23%
7/31/99                 4.58%                      4.36%
8/31/99                 4.66%                      4.47%
9/30/99                 4.85%                      4.62%
10/31/99                4.94%                      4.73%
11/30/99                5.05%                      4.88%
12/31/99                5.47%                      5.08%

The above graph covers the period from January 1, 1999 to December 31, 1999. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today.

* Average monthly yield of First Tier Money Market Funds as reported by IBC's Money Market Insight.

(1) Salomon Brothers 90-day T-bill is a commonly used measure of short-term money market performance.

                      PHOENIX-GOODWIN MONEY MARKET SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

 FACE
 VALUE                                             INTEREST   RESET
 (000)                 DESCRIPTION                   RATE      DATE       VALUE
-------  ----------------------------------------  --------  --------  ------------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--16.1%
$ 2,500  FFCB (final maturity 6/1/00)............    5.71%     1/1/00  $  2,500,000
  4,500  FFCB (final maturity 7/24/00)...........    5.79     1/24/00     4,500,000
  2,500  FHLB (final maturity 2/25/00)...........    6.16      1/5/00     2,500,000
  2,500  FHLB (final maturity 7/14/00)...........    5.71     7/14/00     2,494,749
  6,600  FNMA (final maturity 2/24/00)...........    5.54     2/24/00     6,545,154
    212  SBA (final maturity 1/25/21)............    6.00      1/1/00       212,392
    180  SBA (final maturity 5/25/21)............    5.75      1/1/00       180,368
  3,242  SBA (final maturity 11/25/21)...........    5.88      1/1/00     3,239,511
  1,621  SBA (final maturity 10/25/22)...........    5.75      1/1/00     1,618,842
  2,157  SBA (final maturity 2/25/23)............    5.75      1/1/00     2,157,310
  1,713  SBA (final maturity 2/25/23)............    5.75      1/1/00     1,712,500
  2,843  SBA (final maturity 9/25/23)............    5.63      1/1/00     2,839,857
  2,375  SBA (final maturity 3/25/24)............    5.88      1/1/00     2,372,237
  2,500  SLMA (final maturity 5/18/00)...........    6.06      1/4/00     2,500,000
  2,500  SLMA (final maturity 1/20/00)...........    5.89      1/4/00     2,500,000
                                                                       ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE............................    37,872,920
                                                                       ------------

                                                     STANDARD
   PAR                                               & POOR'S
  VALUE                                               RATING            MATURITY
  (000)                 DESCRIPTION                 (UNAUDITED)           DATE
 -------  ----------------------------------------  -----------         --------
 COMMERCIAL PAPER--65.6%
  10,000  Koch Industries, Inc....................  A-1+         7.50    1/3/00     9,995,833
   2,500  Bavaria Universal Funding Corp..........  A-1          6.40   1/10/00     2,496,000
   2,500  Preferred Receivables Funding Corp......  A-1          6.29   1/10/00     2,496,069
   2,750  Marsh & USA, Inc........................  A-1+         6.50   1/12/00     2,744,538
     546  Coca-Cola Co............................  A-1          6.50   1/13/00       544,817
   4,376  Greenwich Funding Corp..................  A-1+         5.95   1/13/00     4,376,372
   2,931  Albertson's, Inc........................  A-1          5.89   1/14/00     2,924,766
   6,000  Cargill, Inc............................  A-1          6.95   1/14/00     5,984,942
   3,000  Enterprise Funding Corp.................  A-1+         5.98   1/14/00     2,993,522
     500  Ford Motor Credit Co....................  A-1          6.05   1/14/00       498,908
   3,050  Private Export Funding Corp.............  A-1+         5.83   1/14/00     3,043,579
   1,285  American Home Products Corp.............  A-1          6.02   1/18/00     1,281,347
   1,920  Merrill Lynch & Co......................  A-1+         5.90   1/18/00     1,914,651
   3,000  Preferred Receivables Funding Corp......  A-1          6.60   1/18/00     2,990,650
   2,500  BellSouth Telecommunications, Inc.......  A-1+         6.25   1/19/00     2,492,187
     772  Merrill Lynch & Co......................  A-1+         5.80   1/20/00       769,637
   3,500  Cargill, Inc............................  A-1          5.40   1/21/00     3,489,500
   2,900  SBC Communications, Inc.................  A-1+         6.20   1/24/00     2,888,513
     500  Preferred Receivables Funding Corp......  A-1          5.58   1/25/00       498,140
   1,300  Albertson's, Inc........................  A-1          6.40   1/26/00     1,294,222
   3,500  Merrill Lynch & Co., Inc................  A-1+         5.60   1/26/00     3,486,389
   1,958  Wisconsin Electric Power Co.............  A-1+         6.25   1/26/00     1,949,502
   2,500  Gannett Co., Inc........................  A-1+         5.95   1/27/00     2,489,257
   1,000  Asset Securitization Cooperative........  A-1+         7.00   1/28/00       994,750
   3,255  Marsh & USA, Inc........................  A-1+         5.53   1/28/00     3,241,500
     500  American Home Products Corp.............  A-1          5.90   1/31/00       497,542
   3,000  General Electric Capital Corp...........  A-1+         4.94    2/4/00     2,986,003
   2,500  Greenwich Funding Corp..................  A-1+         6.05    2/4/00     2,485,715
   2,500  Preferred Receivables Funding Corp......  A-1          5.88    2/4/00     2,486,117
   4,000  Kimberly-Clark Corp.....................  A-1+         6.10    2/8/00     3,974,244
   3,750  Schering Corp...........................  A-1+         6.05    2/8/00     3,727,083
   5,000  Heinz (H.J) Co..........................  A-1          6.12    2/9/00     4,966,850
   3,500  Wisconsin Electric Power Co.............  A-1+         6.25   2/10/00     3,475,694
   1,885  Enterprise Funding Corp.................  A-1+         6.15   2/11/00     1,871,797
   1,530  Lexington Parker Capital Co. LLC........  A-1          5.82   2/11/00     1,519,859
   1,770  American Home Products Corp.............  A-1          5.85   2/15/00     1,757,057
   2,500  Enterprise Funding Corp.................  A-1+         5.88   2/15/00     2,481,625
   2,500  Receivables Capital Corp................  A-1+         5.88   2/15/00     2,481,625
   3,500  Bavaria Universal Funding Corp. (d).....  A-1+         6.55   2/16/00     3,500,000
   1,000  General Electric Capital Corp...........  A-1+         6.20   2/16/00       992,078
   3,600  Private Export Funding Corp.............  A-1+         6.05   2/16/00     3,572,170
   2,500  Preferred Receivables Funding Corp......  A-1          6.03   2/17/00     2,480,319
   2,000  Lexington Parker Capital Co. LLC........  A-1          5.85   2/18/00     1,984,400
   2,500  AlliedSignal, Inc.......................  A-1          5.92   2/22/00     2,478,622

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

                                                     STANDARD
   PAR                                               & POOR'S
  VALUE                                               RATING     INTEREST  MATURITY
  (000)                 DESCRIPTION                 (UNAUDITED)    RATE      DATE       VALUE
 -------  ----------------------------------------  -----------  --------  --------  -----------
 COMMERCIAL PAPER--CONTINUED
 $ 1,965  Merrill Lynch & Co......................  A-1+           5.87%   2/22/00   $ 1,948,339
   1,940  American Home Products Corp.............  A-1            5.67    2/23/00     1,923,806
   2,285  American Home Products Corp.............  A-1            5.72    2/24/00     2,265,395
   3,500  Lexington Parker Capital Co. LLC........  A-1            6.05    2/25/00     3,467,840
   1,833  Procter & Gamble Co.....................  A-1+           5.85    2/29/00     1,815,426
   1,020  Lexington Parker Capital Co. LLC........  A-1            5.98     3/3/00     1,009,495
   2,500  Enterprise Funding Corp.................  A-1+           6.00    3/13/00     2,470,000
   2,500  Goldman Sachs & Co......................  A-1+           6.15    3/15/00     2,468,396
   3,000  Lexington Parker Capital Co. LLC........  A-1            6.15    3/17/00     2,961,050
   4,500  Private Export Funding Corp.............  A-1+           5.80    3/20/00     4,442,725
   2,500  Bavaria Universal Funding Corp..........  A-1            5.81    3/27/00     2,465,301
   2,500  Bavaria Universal Funding Corp..........  A-1            6.20    3/27/00     2,462,972
   2,500  Beta Finance, Inc.......................  A-1+           5.77    3/27/00     2,465,540
   2,500  General Electric Capital Corp...........  A-1+           5.87    3/31/00     2,463,314
   2,500  Campbell Soup Co........................  A-1+           4.85    4/13/00     2,465,309
                                                                                     -----------
 TOTAL COMMERCIAL PAPER............................................................  154,684,299
                                                                                     -----------
 CERTIFICATES OF DEPOSIT(C)--8.5%
   2,500  Canadian Imperial Holdings, Inc.........  AA-            6.48    1/24/00     2,502,245
   2,500  Deutsche Bank Financial, Inc............  AA             4.97     2/2/00     2,499,715
   2,500  Canadian Imperial Holdings, Inc.........  AA-            5.01     2/7/00     2,499,951
   2,500  Deutsche Bank Financial, Inc............  AA             5.10    2/17/00     2,499,907
   2,500  Canadian Imperial Holdings, Inc.........  AA-            5.12    2/23/00     2,499,860
     450  Canadian Imperial Holdings, Inc.........  AA-            5.27     3/3/00       449,723
   3,000  Deutsche Bank Financial, Inc............  AA             5.19    3/13/00     2,999,742
   3,500  ABN AMRO Bank (d).......................  AA             5.63    4/20/00     3,499,380
     550  Deutsche Bank Financial, Inc............  AA             5.25    5/18/00       549,038
                                                                                     -----------
 TOTAL CERTIFICATES OF DEPOSIT.....................................................   19,999,561
                                                                                     -----------
 MEDIUM-TERM NOTES--8.3%
          Associates Corporation of North America
   2,500  (d).....................................  AA-            6.34    3/20/00     2,499,627
   2,500  Beta Finance, Inc.......................  AAA            5.35     3/9/00     2,500,000
          Associates Corporation of North
   2,500  America.................................  AA-            9.13     4/1/00     2,523,695
   2,500  Dupont (E.I.) de Nemours & Co...........  AA-            5.08     4/3/00     2,499,562
   1,000  General Electric Capital Corp...........  AAA            5.76    4/24/00       999,397
   3,500  General Electric Capital Corp...........  AAA            5.83    4/28/00     3,499,007
   1,000  Beta Finance, Inc.......................  AAA            5.27    5/15/00       996,407
          Associates Corporation of North
   1,577  America.................................  AA-            6.31    6/16/00     1,578,677
   2,500  Pitney Bowes. Inc.......................  AA             5.95    9/29/00     2,500,000
                                                                                     -----------
 TOTAL MEDIUM-TERM NOTES...........................................................   19,596,372
                                                                                     -----------
 TOTAL INVESTMENTS--98.5%
   (Identified cost $232,153,152)..................................................  232,153,152(a)
   Cash and receivables, less liabilities--1.5%....................................    3,430,860
                                                                                     -----------
 NET ASSETS--100.0%................................................................  $235,584,012
                                                                                     ===========

(a) Federal Income Tax Information: At December 31, 1999, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.
(c) The interest rate shown is the coupon rate.
(d) Variable or step coupon security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $232,153,152).............................................    $232,153,152
Cash........................................................           1,127
Receivables
  Fund shares sold..........................................       3,799,483
  Interest..................................................       1,543,903
  Investment securities sold................................         158,222
Prepaid expenses............................................           2,903
                                                                ------------
    Total assets............................................     237,658,790
                                                                ------------
LIABILITIES
Payables
  Fund shares repurchased...................................       1,872,110
  Investment advisory fee...................................          95,288
  Trustees' fee.............................................           6,958
  Financial agent fee.......................................          19,803
Accrued expenses............................................          80,619
                                                                ------------
    Total liabilities.......................................       2,074,778
                                                                ------------
NET ASSETS..................................................    $235,584,012
                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $235,584,012
                                                                ------------
NET ASSETS..................................................    $235,584,012
                                                                ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      23,558,424
                                                                ============
Net asset value and offering price per share................    $      10.00
                                                                ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $10,968,861
                                                                -----------
    Total investment income.................................     10,968,861
                                                                -----------
EXPENSES
  Investment advisory fee...................................        830,480
  Financial agent fee.......................................        213,819
  Custodian.................................................         46,744
  Printing..................................................         34,247
  Professional..............................................         23,763
  Trustees..................................................         16,286
  Miscellaneous.............................................         10,106
                                                                -----------
    Total expenses..........................................      1,175,445
    Less expense borne by investment adviser................        (33,870)
                                                                -----------
    Net expenses............................................      1,141,575
                                                                -----------
NET INVESTMENT INCOME.......................................      9,827,286
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ 9,827,286
                                                                ===========

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED             YEAR ENDED
                                                                     12/31/99               12/31/98
                                                                -------------------    -------------------
FROM OPERATIONS
  Net investment income (loss)..............................       $  9,827,286           $  7,055,194
                                                                   ------------           ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................          9,827,286              7,055,194
                                                                   ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (9,827,286)            (7,055,197)
                                                                   ------------           ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (9,827,286)            (7,055,197)
                                                                   ------------           ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (48,073,554 and 47,209,211
    shares, respectively)...................................        480,735,538            472,092,185
  Net asset value of shares issued from reinvestment of
    distributions
    (982,729 and 705,519 shares, respectively)..............          9,827,286              7,055,197
  Cost of shares repurchased (45,179,003 and 40,894,255
    shares, respectively)...................................       (451,790,033)          (408,942,852)
                                                                   ------------           ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................         38,772,791             70,204,530
                                                                   ------------           ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................         38,772,791             70,204,527
NET ASSETS
  Beginning of period.......................................        196,811,221            126,606,694
                                                                   ------------           ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $0, RESPECTIVELY)...............       $235,584,012           $196,811,221
                                                                   ============           ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    YEAR ENDED DECEMBER 31,
                                                                    1999         1998         1997         1996         1995
                                                                   ------       ------       ------       ------       ------
Net asset value, beginning of period........................       $10.00       $10.00       $10.00       $10.00       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.47         0.50         0.50         0.50         0.56
                                                                   ------       ------       ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS........................         0.47         0.50         0.50         0.50         0.56
                                                                   ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.47)       (0.50)       (0.50)       (0.50)       (0.56)
                                                                   ------       ------       ------       ------       ------
    TOTAL DISTRIBUTIONS.....................................        (0.47)       (0.50)       (0.50)       (0.50)       (0.56)
                                                                   ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD..............................       $10.00       $10.00       $10.00       $10.00       $10.00
                                                                   ======       ======       ======       ======       ======

Total return................................................         4.82%        5.09%        4.99%        4.98%        5.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................       $235,584     $196,811     $126,607     $131,361     $102,943
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1)....................................         0.55%        0.55%        0.55%        0.55%        0.53%(2)
  Net investment income.....................................         4.73%        4.99%        5.07%        4.89%        5.57%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.57% for the period ended December 31, 1999.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking high current income. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The Fund may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding fixed-income securities.

INVESTMENT ADVISOR'S REPORT

    For the year ended December 31, 1999, the Fund returned 5.46% compared with a return of (0.83)% for the Lehman Brothers Aggregate Bond Index*. All performance figures assume reinvestment of distributions and are net of sales charges.

    The bond market is definitely not a repeat of last year. Last year we saw Russia default, hedge funds unwind around the world, a global liquidity crisis erupt, and a Fed response of lowering interest rates. Now we are experiencing a record supply of issues in non-Treasury sectors, Y2K fears, a reduced role for Wall Street as a market liquidity provider, and a Fed bias toward higher rates. These were the concerns in the third quarter, but investors have come to realize that these fears were overblown, and now we are seeing a reversal in yield spreads.

    The Fund performed very well during this period, with higher-yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with best relative values, and while this hurt performance last year, this has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.

OUTLOOK

    The U. S. economy remains surprisingly strong, and although inflation has picked up momentum, it is still very low. Real yields remain attractive by historical standards, and all spread sectors now offer exceptional value.

    We will continue to follow our investment strategy of investing in the sectors that offer the best relative value. This approach often leads us to emphasize evolving sectors of the bond market where inefficiencies exist that we believe can lead to significant upside potential. For example, euro high-yield securities offer an excellent opportunity to take advantage of the inefficiencies between foreign and domestic markets and participate in the tremendous growth expected in this area. The corporate high-yield sector also provides exceptional relative value compared with other alternatives, such corporate bonds. Commercial mortgage-backed issues are another very attractive undervalued sector of the market, given current low delinquency rates, excellent fundamentals, strong technicals, and growing institutional demand.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MULTI-SECTOR FIXED INCOME SERIES  LEHMAN BROTHERS AGGREGATE BOND INDEX*
12/31/1989                        $10,000.00                             $10,000.00
12/31/1990                        $10,525.03                             $10,895.96
12/31/1991                        $12,568.40                             $12,639.62
12/31/1992                        $13,828.98                             $13,575.01
12/31/1993                        $16,027.53                             $14,898.67
12/31/1994                        $15,150.26                             $14,464.17
12/31/1995                        $18,716.31                             $17,136.97
12/31/1996                        $21,040.58                             $17,759.10
12/31/1997                        $23,339.06                             $19,473.34
12/31/1998                        $22,401.73                             $21,164.95
12/31/1999                        $23,624.22                             $20,990.33

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                      1 YEAR       5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------
Multi-Sector Fixed Income Series                       5.46%         9.29%           8.98%
-------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*                 (0.83)%        7.73%           7.70%
-------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/89. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. The Index is not available for direct investment.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                        MOODY'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   --------   ------------
U.S. GOVERNMENT SECURITIES--3.9%
U.S. TREASURY BONDS--2.8%
  U.S. Treasury Bonds 6.125%,
    8/15/29.........................  Aaa           $ 5,000    $  4,763,925
                                                               ------------
U.S. TREASURY NOTES--1.1%
  U.S. Treasury Notes 6%, 8/15/09...  Aaa             2,000       1,937,593
                                                               ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $6,971,933)..............................      6,701,518
                                                               ------------
AGENCY MORTGAGE-BACKED SECURITIES--5.4%
  Fannie Mae 6.25%, 5/15/29.........  Aaa             9,250       8,255,625
  GNMA 6.50%, '23-'26...............  Aaa             1,107       1,046,699
  GNMA 8%, 9/15/06..................  Aaa                 4           4,512
  GNMA 8%, 10/15/06.................  Aaa               106         108,561
                                                               ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $9,567,359)..............................      9,415,397
                                                               ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--7.9%
  Fannie Mae 6.625%, 9/15/09........  Aaa            13,950      13,566,375
                                                               ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $13,913,667).............................     13,566,375
                                                               ------------
MUNICIPAL BONDS--12.2%
CALIFORNIA--2.8%
  Alameda Corridor Transportation
    Authority Revenue Taxable Series
    C 6.50%, 10/1/19................  Aaa               750         643,125
  Alameda Corridor Transportation
    Authority Revenue Taxable Series
    C 6.60%, 10/1/29................  Aaa             1,750       1,478,750
  Orange County Pension Obligation
    Revenue Taxable Series A 7.67%,
    9/1/09..........................  Aaa             2,620       2,633,100
                                                               ------------
                                                                  4,754,975
                                                               ------------
CONNECTICUT--1.7%
  Mashantucket Western Pequot Tribe
    Revenue Taxable Series A 144A
    6.91%, 9/1/12 (b)...............  Aaa             1,100       1,038,125
  Mashantucket Western Pequot Tribe
    Revenue Taxable Series A 144A
    6.57%, 9/1/13 (b)...............  Aaa             2,140       1,944,725
                                                               ------------
                                                                  2,982,850
                                                               ------------
FLORIDA--2.0%
  Palm Beach County Solid Waste
    Industrial Development Project B
    Revenue Taxable 10.50%, 1/1/11
    (e)(f)(i).......................  NR                685         137,000
  Tampa Solid Waste System Revenue
    Taxable Series A 6.46%,
    10/1/09.........................  Aaa             2,250       2,044,687
  University of Miami Exchangeable
    Revenue Taxable Series A 7.65%,
    4/1/20..........................  Aaa             1,310       1,229,762
                                                               ------------
                                                                  3,411,449
                                                               ------------
ILLINOIS--2.3%
  Illinois Educational Facilities
    Authority-Loyola University
    Revenue Taxable Series C 7.12%,
    7/1/11..........................  Aaa             1,330       1,275,138
  Illinois Educational Facilities
    Authority-Loyola University
    Revenue Series A 5.70%,
    7/1/24..........................  Aaa             1,200       1,138,500
  Illinois Educational Facilities
    Authority-Loyola University
    Revenue Taxable Series A 7.84%,
    7/1/24..........................  Aaa             1,600       1,528,000
                                                               ------------
                                                                  3,941,638
                                                               ------------
                                        MOODY'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   --------   ------------
MASSACHUSETTS--1.6%
  Massachusetts Port Authority
    Revenue Taxable Series C 6.35%,
    7/1/06..........................  Aa            $ 1,500    $  1,411,875
  Worcester Pension General
    Obligation Taxable 6.25%,
    1/1/28..........................  Aaa             1,750       1,432,813
                                                               ------------
                                                                  2,844,688
                                                               ------------
PENNSYLVANIA--1.0%
  Pittsburgh Pension General
    Obligation Taxable Series B
    6.35%, 3/1/13...................  Aaa             2,000       1,765,000
                                                               ------------
TEXAS--0.8%
  Texas State University System
    Revenue 6.16%, 3/15/06..........  Aaa             1,495       1,399,694
                                                               ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $23,261,042).............................     21,100,294
                                                               ------------
ASSET-BACKED SECURITIES--6.6%
  ContiMortgage Home Equity Loan
    Trust 98-1, B 7.86%, 4/15/29....  Baa             4,000       3,613,125
  Continental Airlines, Inc. Series
    97-2D 7.522%, 6/30/01...........  Ba              1,398       1,388,346
  Green Tree Financial Corp. 94-1,
    B2 7.85%, 4/15/19...............  Baa             3,000       2,626,950
  IMC Home Equity Loan Trust 98-1, B
    7.87%, 6/20/29..................  Baa             2,000       1,788,750
  LB Commercial Conduit Mortgage
    Trust 99-C2, A2 7.325%,
    9/15/09.........................  Aaa             2,100       2,069,156
                                                               ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $12,640,811).............................     11,486,327
                                                               ------------
CORPORATE BONDS--16.0%
AIRLINES--0.8%
  Continental Airlines, Inc. 7.461%,
    4/1/15..........................  Aa              1,372       1,316,858
                                                               ------------
AUTOMOBILES--1.4%
  Titan Tire Corp. 7%, 2/11/00......  NR              2,500       2,487,500
                                                               ------------
BANKS (MAJOR REGIONAL)--1.3%
  BNP U.S. Funding LLC Series A
    144A, 7.738%, 12/31/49 (b)(d)...  A               2,500       2,315,152
                                                               ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
  EchoStar Communications Corp.
    9.375%, 2/1/09..................  B               1,000       1,005,000
                                                               ------------
COMMUNICATIONS EQUIPMENT--2.0%
  Metromedia Fiber Network, Inc.
    Series B 10%, 11/15/08..........  B               1,140       1,171,350
  Williams Communications Group,
    Inc. 10.875%, 10/1/09...........  B               2,250       2,362,500
                                                               ------------
                                                                  3,533,850
                                                               ------------
COMPUTERS (SOFTWARE & SERVICES)--0.9%
  PSINet, Inc. 10.5%, 12/1/06.......  B               1,500       1,529,610
                                                               ------------
ENTERTAINMENT--1.1%
  SFX Entertainment, Inc. 9.125%,
    12/1/08.........................  B               2,000       1,895,000
                                                               ------------
HOMEBUILDING--1.0%
  Lennar Corp. 7.625%, 3/1/09.......  Ba              2,000       1,790,000
                                                               ------------
LEISURE TIME (PRODUCTS)--0.7%
  Bally Total Fitness Holding Corp.
    Series D 9.875%, 10/15/07.......  B               1,150       1,118,375
                                                               ------------
OIL & GAS (EXPLORATION & PRODUCTION)--1.0%
  Benton Oil & Gas Co. 9.375%,
    11/1/07.........................  B               1,500         975,000

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                        MOODY'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   --------   ------------
OIL & GAS (EXPLORATION & PRODUCTION)--CONTINUED
  Benton Oil & Gas Co. 11.625%,
    5/1/03..........................  B             $ 1,000    $    730,000
                                                               ------------
                                                                  1,705,000
                                                               ------------
PAPER & FOREST PRODUCTS--0.9%
  S.D. Warren Co. PIK 14%,
    12/15/06........................  NR              1,391       1,557,360
                                                               ------------
SERVICES (COMMERCIAL & CONSUMER)--0.6%
  ARA Services, Inc. 10.625%,
    8/1/00..........................  Baa                27          27,810
  Fisher Scientific International,
    Inc. 9%, 2/1/08.................  B               1,000         962,500
                                                               ------------
                                                                    990,310
                                                               ------------
TELECOMMUNICATIONS (LONG DISTANCE)--1.9%
  Interamericas Communications Corp.
    14%, 10/27/07...................  NR              2,050       2,275,500
  Metromedia International Group,
    Inc. 10.50%, 9/30/07............  NR                756         377,778
  RCN Corp. Series B 0%, 2/15/08
    (d).............................  B               1,000         660,000
                                                               ------------
                                                                  3,313,278
                                                               ------------
TELEPHONE--0.4%
  Pathnet, Inc. 12.25%, 4/15/08.....  NR              1,175         754,938
                                                               ------------
TEXTILES (APPAREL)--1.4%
  Collins & Aikman Corp. 11.50%,
    4/15/06.........................  B               2,390       2,366,100
                                                               ------------
TOTAL CORPORATE BONDS
  (Identified cost $29,352,327).............................     27,678,331
                                                               ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--19.5%
  CS First Boston Mortgage
    Securities Corp. 97-SPCE C 144A
    7.077%, 2/20/07 (b).............  A(c)            2,000       1,915,625
  CS First Boston Mortgage
    Securities Corp. 98-C2, E 7.13%,
    1/15/12.........................  Baa             1,750       1,452,500
  CS First Boston Mortgage
    Securities Corp. 97-1R, 1M4 144A
    7.559%, 2/28/22 (b).............  Baa             2,179       2,004,784
  Commercial Mortgage Asset Trust
    99-C1 D 7.35%, 10/17/13.........  Baa               500         428,906
  DLJ Mortgage Acceptance Corp.
    97-CF2, B2 144A 7.14%, 11/15/08
    (b).............................  Baa             2,200       1,925,687
  First Chicago/Lennar Trust
    97-CHL1, D 144A 8.126%, 5/29/08
    (b).............................  BB(c)           2,000       1,596,250
  G.E. Capital Mortgage Services,
    Inc. 96-8, 2A5 7.50%, 5/25/26...  AAA(c)          1,176       1,144,707
  IMPAC CMB Trust 98-2, M3 7.25%,
    4/25/28.........................  A(c)              607         591,860
  Merrill Lynch Mortgage Investors,
    Inc. 96-C2, C 6.96%, 11/21/28...  A(c)            3,607       3,426,650
  Morgan Stanley Capital I 98-WF2, C
    6.77%, 6/15/08..................  A(c)            1,700       1,586,312
  Mortgage Capital Funding, Inc.
    98-MC2, B 6.549%, 5/18/08.......  Aa              2,500       2,307,422
  Norwest Asset Securities Corp.
    99-5, B3 6.25%, 3/25/14.........  BBB(c)          1,521       1,342,700
  Norwest Asset Securities Corp.
    99-10, B3 6.25%, 4/25/14........  BBB(c)            873         766,494
  Norwest Asset Securities Corp.
    97-7, B1 7%, 5/25/27............  A               1,945       1,819,106
  Residential Asset Securitization
    Trust 96-A4, A13 7.50%,
    9/25/26.........................  AAA(c)          1,000         968,297
  Residential Funding Mortgage
    Securities I 94-S7, M3 6.50%,
    3/25/34.........................  BBB(c)          3,938       3,468,216
  Ryland Mortgage Securities Corp.
    III 92-A, 1A 8.257%, 3/29/30....  A-(c)             483         481,331
  SASCO Floating Rate Commercial
    Mortgage 98-C3A, H 7.031%,
    4/25/03.........................  Ba              2,250       2,060,156
  Securitized Asset Sales Inc. 95-6,
    B3 7%, 12/25/10 (h).............  NR              1,186       1,090,635
  Structured Asset Securites Corp.
    95-C4, E 8.742%, 6/25/26 (d)....  BB(c)           2,000       1,956,891
                                        MOODY'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   --------   ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Wilshire Funding Corp. 97-WFC1, M3
    7.25%, 8/25/27..................  Baa           $ 1,492    $  1,287,887
                                                               ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $35,351,679).............................     33,622,416
                                                               ------------
FOREIGN GOVERNMENT SECURITIES--14.1%
ARGENTINA--0.7%
  Republic of Argentina RegS 11.75%,
    2/12/07 (g).....................  B               1,350       1,242,174
                                                               ------------
BULGARIA--0.8%
  Republic of Bulgaria FLIRB Bearer
    Series A 2.75%, 7/28/12 (d).....  B               2,000       1,445,000
                                                               ------------
COLOMBIA--0.9%
  Republic of Colombia 10.875%,
    3/9/04..........................  Ba              1,500       1,541,250
                                                               ------------
CROATIA--1.7%
  Croatia Series A 6.50%, 7/31/10
    (d).............................  Baa             1,500       1,282,500
  Croatia Series B 6.50%, 7/31/06
    (d).............................  Baa             1,731       1,596,738
                                                               ------------
                                                                  2,879,238
                                                               ------------
MEXICO--3.7%
  United Mexican States Global Bond
    11.375%, 9/15/16................  Ba                500         567,500
  United Mexican States Global Bond
    11.50%, 5/15/26.................  Ba              4,850       5,801,812
                                                               ------------
                                                                  6,369,312
                                                               ------------
PERU--1.8%
  Republic of Peru PDI 4.50%, 3/7/17
    (d).............................  Ba(c)           4,500       3,116,250
                                                               ------------
PHILIPPINES--1.4%
  Republic of Philippines 9.875%,
    1/15/19.........................  Ba              2,375       2,354,219
                                                               ------------
POLAND--2.5%
  Poland Bearer PDI 6%, 10/27/14
    (d).............................  Baa             4,900       4,348,750
                                                               ------------
TURKEY--0.6%
  Republic of Turkey 12.375%,
    6/15/09.........................  B               1,000       1,078,750
                                                               ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $23,531,251).............................     24,374,943
                                                               ------------
FOREIGN CORPORATE BONDS--9.7%
ARGENTINA--1.0%
  Compania de Radiocomunicaciones
    Moviles SA 144A 9.25%, 5/8/08
    (b).............................  Ba              2,000       1,740,000
                                                               ------------
BRAZIL--0.7%
  Globo Communicacoes e
    Participacoes SA 144A 10.625%,
    12/5/08 (b).....................  B               1,500       1,271,250
                                                               ------------
CHILE--2.0%
  Empresa Nacional de Electricidad
    SA 7.75%, 7/15/08...............  Baa             1,500       1,427,850
  Empresa Nacional de Electricidad
    SA 8.5%, 4/1/09.................  Baa             2,000       1,982,500
                                                               ------------
                                                                  3,410,350
                                                               ------------
MEXICO--1.6%
  Alestra SA de Rl de CV 12.625%,
    05/15/09........................  B               1,100       1,111,000
  Nuevo Grupo Iusacell SA 144A
    14.25%, 12/16/06................  B                 750         781,875
  Vicap SA 11.375%, 5/15/07 (Banks
    (Money Center)).................  Ba              1,000         927,500
                                                               ------------
                                                                  2,820,375
                                                               ------------
NETHERLANDS--1.0%
  PTC International Finance BV 0%,
    7/1/07 (d)......................  B               2,500       1,662,500
                                                               ------------

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                        MOODY'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   --------   ------------
POLAND--0.6%
  TPSA Finance BV 144A 7.75%,
    12/10/08 (b)....................  Baa           $ 1,125    $  1,049,062
                                                               ------------
UNITED KINGDOM--1.5%
  Orange PLC 8.75% 6/1/06...........  NA              1,000       1,063,750
  Royal & Sun Alliance 8.95%,
    10/15/29........................  A               1,500       1,540,800
                                                               ------------
                                                                  2,604,550
                                                               ------------
VENEZUELA--1.3%
  PDVSA Finance Ltd. 7.50%,
    11/15/28........................  A               3,250       2,279,063
                                                               ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $17,631,048).............................     16,837,150
                                                               ------------
FOREIGN CONVERTIBLE BONDS--1.3%
RUSSIA--1.3%
  Lukinter Finance Lukoil Cv. RegS
    3.50%, 5/6/02...................  CCC-(c)         2,700       2,254,500
                                                               ------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $3,310,275)..............................      2,254,500
                                                               ------------


                                                 SHARES         VALUE
                                              ------------   ------------
COMMON STOCKS--1.4%
TELECOMMUNICATIONS (LONG DISTANCE)--1.4%
  FirstCom Corp............................         64,050   $  2,353,837
                                                             ------------
TOTAL COMMON STOCKS
  (Identified cost $281,820)..............................      2,353,837
                                                             ------------
WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
  Loral Space & Communications, Inc.
    Warrants (e)...........................          1,000         12,000
                                                             ------------
FOREIGN GOVERNMENT--0.0%
  Republic of Argentina Warrants (e).......          1,440          3,060
                                                             ------------
TELEPHONE--0.0%
  Pathnet, Inc. 144A Warrants (b)(e).......          1,000         10,000
                                                             ------------
TOTAL WARRANTS
  (Identified cost $0)....................................         25,060
                                                             ------------
TOTAL INVESTMENTS--98.0%
  (Identified cost $175,813,212)..........................    169,416,148(a)
  Cash and receivables, less liabilities--2.0%............      3,420,210
                                                             ------------
NET ASSETS--100.0%........................................   $172,836,358
                                                             ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,681,547 and gross depreciation of $11,220,117 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $175,954,718.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $16,810,660 or 9.73% of net assets.
(c)                   As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)                   Non-income producing.
(f)                   Security in default.
(g)                   Par value represents Argentine Pesos.
(h)                   Private placement.
(i) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $175,813,212).............................................    $169,416,148
Receivables
  Interest and dividends....................................       2,993,953
  Fund shares sold..........................................         875,732
Prepaid expenses............................................           3,103
                                                                ------------
    Total assets............................................     173,288,936
                                                                ------------
LIABILITIES
Payables
  Custodian.................................................         201,386
  Fund shares repurchased...................................          42,285
  Investment advisory fee...................................          63,697
  Financial agent fee.......................................          17,612
  Trustees' fee.............................................           6,958
Accrued expenses............................................         120,640
                                                                ------------
    Total liabilities.......................................         452,578
                                                                ------------
NET ASSETS..................................................    $172,836,358
                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $195,635,395
  Undistributed net investment income.......................         393,157
  Accumulated net realized loss.............................     (16,795,130)
  Net unrealized depreciation...............................      (6,397,064)
                                                                ------------
NET ASSETS..................................................    $172,836,358
                                                                ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      19,383,808
                                                                ============
Net asset value and offering price per share................    $       8.92
                                                                ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $15,138,524
  Dividends.................................................         92,628
                                                                -----------
    Total investment income.................................     15,231,152
                                                                -----------
EXPENSES
  Investment advisory fee...................................        902,144
  Financial agent fee.......................................        195,800
  Custodian.................................................         54,971
  Printing..................................................         53,036
  Professional..............................................         28,355
  Trustees..................................................         16,286
  Miscellaneous.............................................         24,716
                                                                -----------
    Total expenses..........................................      1,275,308
    Less expenses borne by investment adviser...............       (102,581)
                                                                -----------
    Net expenses............................................      1,172,727
                                                                -----------
NET INVESTMENT INCOME.......................................     14,058,425
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................     (8,647,622)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      4,220,860
                                                                -----------
NET LOSS ON INVESTMENTS.....................................     (4,426,762)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ 9,631,663
                                                                ===========

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED      YEAR ENDED
                                                                  12/31/99        12/31/98
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)..............................    $ 14,058,425    $ 15,128,640
  Net realized gain (loss)..................................      (8,647,622)     (8,037,422)
  Net change in unrealized appreciation (depreciation)......       4,220,860     (15,423,527)
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................       9,631,663      (8,332,309)
                                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (14,551,396)    (14,753,888)
  Net realized gains........................................              --      (1,233,525)
                                                                ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (14,551,396)    (15,987,413)
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,303,159 and 8,615,846
    shares, respectively)...................................      48,313,453      85,699,046
  Net asset value of shares issued from reinvestment of
    distributions (1,621,827 and 1,648,116 shares,
    respectively)...........................................      14,551,396      15,987,413
  Cost of shares repurchased (7,942,462 and 8,318,291
    shares, respectively)...................................     (72,472,168)    (81,629,911)
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      (9,607,319)     20,056,548
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     (14,527,052)     (4,263,174)
NET ASSETS
  Beginning of period.......................................     187,363,410     191,626,584
                                                                ------------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $393,157 AND $896,193, RESPECTIVELY)...    $172,836,358    $187,363,410
                                                                ============    ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 YEAR ENDED DECEMBER 31,
                                                                 1999         1998         1997         1996         1995
                                                                ------       ------       ------       ------       ------
Net asset value, beginning of period........................    $ 9.18       $10.38       $10.34       $10.22       $ 8.98
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................      0.73         0.77         0.75         0.79         0.83(2)
  Net realized and unrealized gain (loss)...................     (0.24)       (1.17)        0.34         0.43         1.22
                                                                ------       ------       ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS........................      0.49        (0.40)        1.09         1.22         2.05
                                                                ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................     (0.75)       (0.74)       (0.77)       (0.78)       (0.81)
  Dividends from net realized gains.........................        --        (0.06)       (0.28)       (0.32)          --
                                                                ------       ------       ------       ------       ------
    TOTAL DISTRIBUTIONS.....................................     (0.75)       (0.80)       (1.05)       (1.10)       (0.81)
                                                                ------       ------       ------       ------       ------
CHANGE IN NET ASSET VALUE...................................     (0.26)       (1.20)        0.04         0.12         1.24
                                                                ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD..............................    $ 8.92       $ 9.18       $10.38       $10.34       $10.22
                                                                ======       ======       ======       ======       ======

Total return................................................      5.46%       (4.02)%      10.93%       12.42%       23.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................    $172,836     $187,363     $191,627     $145,044     $109,046
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1)....................................      0.65%        0.64%        0.65%        0.65%        0.65%(3)
  Net investment income.....................................      7.79%        7.61%        7.25%        7.80%        8.55%
Portfolio turnover rate.....................................       125%         160%         151%         191%         147%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.66%, 0.67% and 0.67% for the periods ended December 31, 1999, 1997, 1996 and 1995, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees: if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

INVESTOR PROFILE

    Phoenix-Hollister Value Equity Series is appropriate for investors seeking long-term capital appreciation.

INVESTMENT ADVISOR'S REPORT

    For the 12 months ended December 31, 1999, the Fund returned 24.33% compared with 21.14% for the S&P 500 Index(1) and 12.73% for the S&P/BARRA Value Index(3). All performance figures assume reinvestment of distributions and are net of sales charges.

    In 1999, the equity financial markets seemed to be driven not by the expected factors, such as interest rates and inflation, as much as by consolidations and growth possibilities. The average large-cap value mutual fund in a universe of 279 similar funds was up 11.23% for the year, while the average large-cap growth fund in a universe of 364 funds was up a spectacular 38.09%, according to Lipper Inc. It seems as though the growth years of 1997, 1998, and 1999 were just one long year replayed over and over and over. As value investors, we were very pleased with our performance as the Russell Value 1000(2) was up a paltry 7.35%.

    We attribute the majority of the portfolio's strong performance to solid stock picking. As the indices will attest, the market for under-loved, under-followed, and under-appreciated stocks was sad as investors flocked to growth names once again. We do, however, still hold true to the time-tested thesis of "regression to the mean." Meaning, we believe value investing will return with a vengeance.

OUTLOOK

    We believe the new millennium will bring companies with solid long-term prospects to the forefront as investors finally throw out those with just a business plan. We will be focusing on companies such as Dycom and Mastech, which will benefit greatly from the cable/telecommunications upgrade cycle, yet trade at fractions of their future growth rates. A second example is Watson Pharmaceuticals, a misunderstood branded drug company growing at 30-35% per year, that is stuck in the valuation range of a generic company. The year 2000 should bring even more value ideas to the investment community as money managers begin to re-evaluate fundamentals. We see this coming year as a value-type year and our classic value approach is well situated to take advantage of a valuation shakeup.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          VALUE EQUITY SERIES  S&P 500 INDEX(1)
3/2/98             $10,000.00        $10,000.00
12/31/98           $11,079.20        $11,895.30
12/31/99           $13,774.77        $14,409.38

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                               FROM
                                                                             INCEPTION
                                                                              3/2/98
                                                                1 YEAR       TO 12/31/99
----------------------------------------------------------------------------------------
Value Equity Series                                             24.33%          19.09%
----------------------------------------------------------------------------------------
S&P 500 Index(1)                                                21.14%          22.06%
----------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

(2) The Russell 1000 Index is an unmanaged, commonly used measure of performance of small stocks. The Index is not available for direct investment.

(3) The S&P/BARRA Value Index is an unmanaged, commonly used measure of large-cap, value-oriented stocks. The Index is not available for direct investment.

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


                                                        SHARES      VALUE
                                                       --------  -----------
COMMON STOCKS--87.1%
AEROSPACE/DEFENSE--0.9%
  General Dynamics Corp..............................     3,000  $   158,250
                                                                 -----------
AUTO PARTS & EQUIPMENT--0.7%
  Delphi Automotive Systems Corp.....................     8,000      126,000
                                                                 -----------
BANKS (MAJOR REGIONAL)--0.7%
  Bank One Corp......................................     4,000      128,250
                                                                 -----------
BANKS (MONEY CENTER)--5.5%
  Bank of America Corp...............................     4,000      200,750
  Chase Manhattan Corp. (The)........................     6,500      504,969
  Morgan (J.P.) & Co., Inc...........................     2,000      253,250
                                                                 -----------
                                                                     958,969
                                                                 -----------
BEVERAGES (ALCOHOLIC)--0.8%
  Anheuser-Busch Cos., Inc...........................     2,000      141,750
                                                                 -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.9%
  MediaOne Group, Inc. (b)...........................     2,000      153,625
                                                                 -----------
COMMUNICATIONS EQUIPMENT--6.8%
  C-Cube Microsystems, Inc. (b)......................    13,000      809,250
  L-3 Communications Holdings, Inc. (b)..............     9,000      374,625
                                                                 -----------
                                                                   1,183,875
                                                                 -----------
COMPUTERS (HARDWARE)--5.3%
  Computer Network Technology Corp. (b)..............    27,000      619,312
  Gadzoox Networks, Inc. (b).........................     7,000      304,937
                                                                 -----------
                                                                     924,249
                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--4.3%
  Healtheon/WebMD Corp. (b)..........................    13,000      487,500
  Synopsys, Inc. (b).................................     4,000      267,000
                                                                 -----------
                                                                     754,500
                                                                 -----------
ELECTRICAL EQUIPMENT--7.9%
  Amphenol Corp. Class A (b).........................     6,000      399,375
  Black Box Corp. (b)................................     7,000      469,000
  Plexus Corp. (b)...................................     4,600      202,400
  Solectron Corp. (b)................................     3,200      304,400
                                                                 -----------
                                                                   1,375,175
                                                                 -----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--4.2%
  Network Access Solutions Corp. (b).................    22,000      726,000
                                                                 -----------
ELECTRONICS (SEMICONDUCTORS)--2.7%
  Dallas Semiconductor Corp..........................     4,000      257,750
  Intel Corp.........................................     2,700      222,244
                                                                 -----------
                                                                     479,994
                                                                 -----------
ENGINEERING & CONSTRUCTION--6.7%
  Dycom Industries, Inc. (b).........................    14,000      616,875
  MasTec, Inc. (b)...................................    12,500      556,250
                                                                 -----------
                                                                   1,173,125
                                                                 -----------
ENTERTAINMENT--0.8%
  Walt Disney Co. (The)..............................     5,000      146,250
                                                                 -----------
FINANCIAL (DIVERSIFIED)--5.8%
  Citigroup, Inc.....................................     9,000      500,062
  Fannie Mae.........................................     2,000      124,875
  SLM Holding Corp...................................     9,000      380,250
                                                                 -----------
                                                                   1,005,187
                                                                 -----------

                                                        SHARES      VALUE
                                                       --------  -----------
HEALTH CARE (GENERIC AND OTHER)--0.8%
  Watson Pharmaceuticals, Inc. (b)...................     4,000  $   143,250
                                                                 -----------
INSURANCE (MULTI-LINE)--5.1%
  American International Group, Inc..................     5,000      540,625
  CIGNA Corp.........................................     2,500      201,406
  Hartford Financial Services Group, Inc. (The)......     3,000      142,125
                                                                 -----------
                                                                     884,156
                                                                 -----------
INVESTMENT BANKING/BROKERAGE--2.2%
  Goldman Sachs Group, Inc. (The)....................     4,000      376,750
                                                                 -----------
MACHINERY (DIVERSIFIED)--0.9%
  Caterpillar, Inc...................................     3,500      164,719
                                                                 -----------
MANUFACTURING (DIVERSIFIED)--12.2%
  Corning, Inc.......................................     6,500      838,094
  Eaton Corp.........................................     2,200      159,775
  Honeywell International, Inc.......................     7,500      432,656
  Illinois Tool Works, Inc...........................     2,500      168,906
  Tyco International Ltd.............................    13,750      534,531
                                                                 -----------
                                                                   2,133,962
                                                                 -----------
MANUFACTURING (SPECIALIZED)--0.9%
  Diebold, Inc.......................................     7,000      164,500
                                                                 -----------
OFFICE EQUIPMENT & SUPPLIES--1.7%
  Pitney Bowes, Inc..................................     6,000      289,875
                                                                 -----------
REITS--0.6%
  LaSalle Hotel Properties...........................     9,000      105,188
                                                                 -----------
RETAIL (SPECIALTY)--0.4%
  Claire's Stores, Inc...............................     3,000       67,125
                                                                 -----------
RETAIL (SPECIALTY-APPAREL)--0.9%
  Talbots, Inc. (The)................................     3,500      156,188
                                                                 -----------
SERVICES (COMMERCIAL & CONSUMER)--3.6%
  Crown Castle International Corp. (b)...............    13,000      417,625
  Rambus, Inc. (b)...................................     3,000      202,313
                                                                 -----------
                                                                     619,938
                                                                 -----------
TELECOMMUNICATIONS (LONG DISTANCE)--2.0%
  AT&T Corp..........................................     7,000      355,250
                                                                 -----------
TELEPHONE--1.8%
  GTE Corp...........................................     2,500      176,406
  SBC Communications, Inc............................     3,000      146,250
                                                                 -----------
                                                                     322,656
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $13,301,232)................................   15,218,756
                                                                 -----------
FOREIGN COMMON STOCKS--7.5%
COMMUNICATIONS EQUIPMENT--4.8%
  Alcatel SA ADR (France)............................    11,500      517,500
  Telefonaktiebolaget LM Ericsson Sponsored ADR
    (Sweden).........................................     5,000      328,437
                                                                 -----------
                                                                     845,937
                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--2.7%
  SAP AG Sponsored ADR (Germany) (b).................     9,000      468,563
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $915,717)...................................    1,314,500
                                                                 -----------

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

                                                        SHARES      VALUE
                                                       --------  -----------
UNIT INVESTMENT TRUSTS--1.5%
  Diamonds Trust, Series I...........................     1,000  $   115,188
  S&P 500 Depository Receipts........................     1,000      146,875
                                                                 -----------
                                                                     262,063
                                                                 -----------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $234,449)...................................      262,063
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--96.1%
  (Identified cost $14,451,398)................................   16,795,319
                                                                 -----------

                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (UNAUDITED)   (000)
                                          -----------  --------
SHORT-TERM OBLIGATIONS--4.4%
COMMERCIAL PAPER--4.4%
  Koch Industries, Inc. 7.50%, 1/3/00...  A-1+           $765        764,681
                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $764,681)...................................      764,681
                                                                 -----------
TOTAL INVESTMENTS--100.5%
  (Identified cost $15,216,079)................................   17,560,000(a)
  Cash and receivables, less liabilities--(0.5%)...............      (89,933)
                                                                 -----------
NET ASSETS--100.0%.............................................  $17,470,067
                                                                 ===========

(a) Federal Income Tax Information; Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,168,048 and gross depreciation of $835,653 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $15,227,605.
(b)  Non-income producing.

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $15,216,079)..............................................    $17,560,000
Cash........................................................          3,033
Receivables
  Funds shares sold.........................................        107,599
  Dividends and interest....................................         13,528
  Receivable from adviser...................................          6,791
Prepaid expenses............................................            134
                                                                -----------
    Total assets............................................     17,691,085
                                                                -----------
LIABILITIES
Payables
  Investment securities purchased...........................        163,989
  Fund shares repurchased...................................            869
  Trustees' fee.............................................          6,958
  Financial agent fee.......................................          5,736
Accrued expenses............................................         43,466
                                                                -----------
    Total liabilities.......................................        221,018
                                                                -----------
NET ASSETS..................................................    $17,470,067
                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $14,248,119
  Undistributed net investment income.......................            744
  Accumulated net realized gain.............................        877,283
  Net unrealized appreciation...............................      2,343,921
                                                                -----------
NET ASSETS..................................................    $17,470,067
                                                                ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,352,895
                                                                ===========
Net asset value and offering price per share................    $     12.91
                                                                ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $  123,302
  Interest..................................................        16,431
  Foreign taxes withheld....................................          (863)
                                                                ----------
    Total investment income.................................       138,870
                                                                ----------
EXPENSES
  Investment advisory fee...................................        76,847
  Financial agent fee.......................................        57,211
  Printing..................................................        31,771
  Professional..............................................        21,347
  Custodian.................................................        16,813
  Trustees..................................................        16,346
  Miscellaneous.............................................         2,692
                                                                ----------
    Total expenses..........................................       223,027
    Less expense borne by investment adviser................      (129,713)
                                                                ----------
    Net expenses............................................        93,314
                                                                ----------
NET INVESTMENT INCOME.......................................        45,556
                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     1,944,026
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     1,347,332
                                                                ----------
NET GAIN ON INVESTMENTS.....................................     3,291,358
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $3,336,914
                                                                ==========

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FROM INCEPTION
                                                                    YEAR ENDED              3/2/98 TO
                                                                      12/3199               12/31/98
                                                                -------------------    -------------------
FROM OPERATIONS
  Net investment income (loss)..............................        $    45,556            $    37,497
  Net realized gain (loss)..................................          1,944,026               (110,638)
  Net change in unrealized appreciation (depreciation)......          1,347,332                996,589
                                                                    -----------            -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................          3,336,914                923,448
                                                                    -----------            -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................            (44,812)               (37,497)
  Net realized gains........................................           (956,105)                    --
  In excess of net investment income........................                 --                   (388)
                                                                    -----------            -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (1,000,917)               (37,885)
                                                                    -----------            -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,031,543 and 990,498
    shares, respectively)...................................         11,699,950              9,960,882
  Net asset value of shares issued from reinvestment of
    distributions (78,326 and 3,586 shares, respectively)...          1,000,917                 37,885
  Cost of shares repurchased (621,196 and 129,862 shares,
    respectively)...........................................         (7,099,784)            (1,351,343)
                                                                    -----------            -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................          5,601,083              8,647,424
                                                                    -----------            -----------
  NET INCREASE IN NET ASSETS................................          7,937,080              9,532,987
NET ASSETS
  Beginning of period.......................................          9,532,987                     --
                                                                    -----------            -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $744 AND DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($388), RESPECTIVELY)..............        $17,470,067            $ 9,532,987
                                                                    ===========            ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  YEAR        FROM INCEPTION
                                                                  ENDED         3/2/98 TO
                                                                12/31/99         12/31/98
                                                                ---------    ----------------
Net asset value, beginning of period........................     $11.03           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................       0.04             0.05
  Net realized and unrealized gain (loss)...................       2.63             1.03
                                                                 ------           ------
    TOTAL FROM INVESTMENT OPERATIONS........................       2.67             1.08
                                                                 ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................      (0.04)           (0.05)
  Dividends from net realized gains.........................      (0.75)              --
                                                                 ------           ------
    TOTAL DISTRIBUTIONS.....................................      (0.79)           (0.05)
                                                                 ------           ------
CHANGE IN NET ASSET VALUE...................................       1.88             1.03
                                                                 ------           ------
NET ASSET VALUE, END OF PERIOD..............................     $12.91           $11.03
                                                                 ======           ======

Total return................................................      24.33%           10.79%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................    $17,470           $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3)....................................       0.85%            0.85%(1)
  Net investment income.....................................       0.41%            0.85%(1)
Portfolio turnover rate.....................................        168%              77%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.03% and 2.46% for the periods ended December 31, 1999 and 1998, respectively.

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation through investments in a combination of stocks and fixed-income securities, including foreign and high-yield debt issues. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

INVESTMENT ADVISOR'S REPORT

    For the 12 months ended December 31, 1999, the Fund returned 11.57% compared with a return of 11.55% for a composite benchmark index comprised of 55% of the return of the S&P 500 Index(1), 35% of the return for the Lehman Brothers Aggregate Index(2), and 10% of the return for the Salomon Brothers 90-day T-bill(3). The Fund's return outperformed Lipper Inc.'s flexible portfolio mutual fund index return of 9.80%, according to Lipper, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    Technology and basic material stocks led market performance during the past year. Technology issues were propelled by strength in the semiconductor industry as demand finally caught up with supply due to a dramatic cutback of capacity spending during 1998. The build-out of Internet infrastructure accelerated the growth rate of many vendors of communication chips, networking equipment, and computer servers. With the increasing number of corporations and consumers populating the World Wide Web, a new class of software tools also emerged. Web authoring, web-content management, and enterprise procurement management are just a few of the examples. All of these contributed to the great technology rally of 1999.

    The surge in basic material stocks started earlier in 1999. As the Asian economic crisis abated, there was great optimism that demand for basic commodities would stabilize. The OPEC meeting in February rallied the price of crude oil. The numerous unplanned outages at various chemical plants caused commodity chemical price to increase. The protectionism measures contemplated by Congress curbed steel imports. The strength in the domestic housing market made forest products scarce. These factors led to increasing earnings forecasts for many paper, chemical, steel and oil companies. From January through May, basic material stocks dramatically outperformed the S&P 500 Index.

    On the negative side, consumer non-cyclical and health-care stocks underperformed the market all year. Consumer stocks were hampered by earnings disappointments from market leaders Coke and Gillette. Many food producers also failed to meet growth expectations. The drug stocks were slowed by lingering talk of a Medicare-sponsored prescription benefit plan that may lower the overall cost of medicine. In addition, major pharmaceutical companies must also deal with the soon-to-come patent expiration of many blockbuster drugs.

    The equity portion of the Fund held a great deal of media stocks. Issues such as Clear Channel Communication, CBS, AMFM Inc, Liberty Media and Hughes Electronics all had significantly above-market returns and contributed greatly to portfolio performance. In the new age of digital media, these companies either control great distribution or possess great content and have seen their value rise greatly. The Fund also was helped by holdings in Microsoft, IBM, America Online, Cisco, Sun Microsystems and Tellabs. These technology companies are deriving great benefit from the increasing popularity of the Internet.

    The Fund was also favorably exposed to several leading specialty retail stocks, including Home Depot, Wal-mart Stores and Tandy. Home Depot and Wal-mart have increased their dominance in the retail sector, exerting greater influence on their suppliers and reaping significant benefit from the record high consumer confidence. Tandy, through the ownership of RadioShack, served as an outlet for wireless subscription plans, earning great profit in the process. Selected financial service stocks also performed well. The portfolio held large positions in Morgan Stanley, Citigroup, and American International Group, which all appreciated greatly during the year.

    At the time of this writing, the bond market is definitely not a repeat of last year. We saw Russia default, hedge funds unwind around the world, a global liquidity crisis erupt, and a Fed response of lowering interest rates. Now we are experiencing a record supply of issues in non-Treasury sectors, Y2K fears, a reduced role for Wall Street as a market liquidity provider, and a Fed bias toward higher rates.

    The bond portion of the Fund also performed well in this environment, with higher-yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with best relative values, and while this hurt performance last year, this has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.

(2) The Lehman Brothers Aggregate Index is an unmanaged, commonly used measure of broad bond market total return performance. The indices are not available for direct investment.

(3) The Salomon Brothers 90-day T-bill is a commonly used measure of short-term debt total return performance.

                        PHOENIX-OAKHURST BALANCED SERIES

OUTLOOK

    The outlook for corporate profit has never been better. The global economic recovery has brightened the earnings picture of many cyclical industries including energy, paper, aluminum and chemical. With consumers' rapid acceptance of the Internet, the build out of broadband and wireless infrastructure has been accelerated. This should ensure another year of buoyant profit for leading networking and computer companies. Global semiconductor industry is also in the early stage of a multiyear up cycle. Demand for leading edge process exceeds available supply. With both margin and pricing strong, the semiconductor industry should post strong profitability.

    A strong global economy naturally brings fear of inflationary pressure. It is now the consensus view that the Federal Reserve will be raising interest rate during 2000. Given already high equity valuation today, rising interest rate will limit further multiple expansion. However, a strong profit outlook should also mitigate any downside to equity price.

    We also believe the outlook for the fixed-income markets is very favorable for the long term. Real yields remain attractive by historical standards, and all spread sectors now offer excellent value relative to long-term averages. Our current focus is on Europe to take advantage of inefficiencies we are finding there and using currency hedges to pick up incremental yield.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BALANCED SERIES  BALANCED BENCHMARK*
5/1/92         $10,000.00           $10,000.00
12/31/92       $10,971.74           $10,712.00
12/31/93       $11,912.39           $11,702.48
12/31/94       $11,578.93           $11,724.94
12/31/95       $14,274.19           $14,917.45
12/31/96       $15,781.82           $17,055.78
12/31/97       $18,611.70           $20,799.83
12/31/98       $22,150.51           $24,890.59
12/31/99       $24,714.19           $27,765.93

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                                   FROM
                                                                                  INCEPTION
                                                                                  5/1/92 TO
                                                      1 YEAR       5 YEARS        12/31/99
-------------------------------------------------------------------------------------------
Balanced Series                                       11.57%        16.37%          12.52%
-------------------------------------------------------------------------------------------
Balanced Benchmark*                                   11.55%        18.82%          14.23%
-------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Balanced Benchmark is calculated based upon the performance of the followig indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company. The index is not available for direct investment.

                        PHOENIX-OAKHURST BALANCED SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                         -----------   --------   ------------
U.S. GOVERNMENT SECURITIES--5.8%
U.S. TREASURY BONDS--0.4%
  U.S. Treasury Bonds 5.25%,
    11/15/28...........................  AAA            $1,220    $  1,005,179
  U.S. Treasury Bonds 5.25%, 2/15/29...  AAA                95          78,646
                                                                  ------------
                                                                     1,083,825
                                                                  ------------
U.S. TREASURY NOTES--5.4%
  U.S. Treasury Notes 5.375%,
    1/31/00............................  AAA             1,075       1,075,321
  U.S. Treasury Notes 5.50%, 3/31/00...  AAA               750         750,203
  U.S. Treasury Notes 6.875%,
    3/31/00............................  AAA             3,100       3,110,971
  U.S. Treasury Notes 6%, 8/15/00......  AAA             1,700       1,701,086
  U.S. Treasury Notes 4.50%, 9/30/00...  AAA               355         351,019
  U.S. Treasury Notes 4.625%,
    11/30/00...........................  AAA               500         493,603
  U.S. Treasury Notes 5.25%, 8/15/03...  AAA               605         583,181
  U.S. Treasury Notes 4.75%, 2/15/04...  AAA             1,800       1,696,500
  U.S. Treasury Notes 5.25%, 5/15/04...  AAA             2,800       2,681,144
  U.S. Treasury Notes 6%, 8/15/04......  AAA               200         196,781
  U.S. Treasury Notes 5.875%,
    11/15/04...........................  AAA               400         392,028
  U.S. Treasury Notes 5.625%,
    5/15/08............................  AAA               234         220,060
  U.S. Treasury Notes 6%, 8/15/09......  AAA             2,745       2,659,346
                                                                  ------------
                                                                    15,911,243
                                                                  ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $17,578,852)................................     16,995,068
                                                                  ------------
AGENCY MORTGAGE-BACKED SECURITIES--3.8%
  Freddie Mac 6.625%, 9/15/09..........  AAA             4,000       3,885,000
  GNMA 6.50%, 11/15/23.................  AAA             1,370       1,298,555
  GNMA 6.50%, 12/15/23.................  AAA               458         433,884
  GNMA 6.50%, 2/15/24..................  AAA             2,062       1,952,994
  GNMA 6.50%, 6/15/28..................  AAA             3,675       3,449,536
                                                                  ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $11,465,636)................................     11,019,969
                                                                  ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--3.2%
  Fannie Mae 6.50%, 8/15/04............  AAA               449         443,521
  Fannie Mae 6.625%, 9/15/09...........  AAA(d)          9,355       9,097,737
                                                                  ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $9,790,645).................................      9,541,258
                                                                  ------------
MUNICIPAL BONDS--6.4%
CALIFORNIA--2.4%
  Alameda Corridor Transportation
    Authority Revenue Taxable Series C
    6.60%, 10/1/29.....................  AAA             1,000         845,000
  Fresno County Pension Obligation
    Revenue Taxable 6.21%, 8/15/06.....  AAA             1,000         936,250
  Fresno Pension Obligation Taxable
    7.80%, 6/1/14......................  AAA             1,000         997,500
  Kern County Pension Obligation
    Revenue Taxable 7.26%, 8/15/14.....  AAA               420         399,000
  Long Beach Pension Obligation Taxable
    6.87%, 9/1/06......................  AAA               230         223,100
  Los Angeles County Metropolitan
    Transportation Authority Revenue
    Series C 5%, 7/1/23................  AAA               800         693,000
  Orange County Pension Obligation
    Revenue Taxable Series A 7.62%,
    9/1/08.............................  AAA               650         653,250
  Pasadena Pension Funding Revenue
    Taxable Series A 7.10%, 5/15/10....  AAA             1,205       1,159,812
  San Bernardino County Pension
    Obligation Revenue Taxable 6.87%,
    8/1/08.............................  AAA               110         105,462
  San Bernardino County Pension
    Obligation Revenue Taxable 6.94%,
    8/1/09.............................  AAA               300         286,875
  Sonoma County Pension Obligation
    Revenue Taxable 6.625%, 6/1/13.....  AAA               495         447,356
  Ventura County Pension Obligation
    Taxable 6.54%, 11/1/05.............  AAA               260         249,925
                                                                  ------------
                                                                     6,996,530
                                                                  ------------
                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                         -----------   --------   ------------
FLORIDA--0.6%
  Miami Beach Special Obligation
    Revenue Taxable 8.60%, 9/1/21......  AAA            $  875    $    916,562
  Tampa Solid Waste System Revenue
    Taxable Series A 6.33%, 10/1/06....  AAA(d)            700         651,000
  University of Miami Exchangeable
    Revenue Taxable Series A 7.65%,
    4/1/20 (e).........................  AAA               270         253,463
                                                                  ------------
                                                                     1,821,025
                                                                  ------------
ILLINOIS--0.5%
  Illinois Educational Facilities
    Authority-Loyola University Revenue
    Taxable Series A 7.84%, 7/1/24.....  AAA             1,500       1,432,500
                                                                  ------------
MASSACHUSETTS--0.4%
  Massachusetts State Port Authority
    Revenue Taxable Series C 6.05%,
    7/1/02.............................  AA-               450         439,313
  Massachusetts State Turnpike
    Authority Metropolitan Highway
    System Revenue Series A 5%,
    1/1/39.............................  AAA               800         651,000
                                                                  ------------
                                                                     1,090,313
                                                                  ------------
NEW JERSEY--0.3%
  New Jersey Sports & Exposition
    Authority Revenue Taxable Series A
    6.75%,
    3/1/10.............................  AAA             1,000         938,750
                                                                  ------------
NEW YORK--0.9%
  New York City Municipal Water Finance
    Authority Water & Sewer System
    Revenue Series B 5%, 6/15/29.......  AAA               800         666,000
  New York State Dormitory Authority
    Revenue Taxable 6.90%, 4/1/03......  A-                650         639,438
  New York State Taxable Series C
    6.35%, 3/1/07......................  AAA             1,500       1,406,250
                                                                  ------------
                                                                     2,711,688
                                                                  ------------
PENNSYLVANIA--0.7%
  Philadelphia Authority For Industrial
    Development Pension Funding
    Retirement Systems Revenue Taxable
    Series A 5.79%, 4/15/09............  AAA             1,100         969,375
  Pittsburgh Pension Obligation Taxable
    Series C 6.50%, 3/1/17.............  AAA             1,250       1,089,063
                                                                  ------------
                                                                     2,058,438
                                                                  ------------
TEXAS--0.6%
  Dallas-Fort Worth International
    Airport Revenue Taxable 6.40%,
    11/1/07............................  AAA             1,000         941,200
  Texas State Veterans Limited Taxable
    Series B 6.10%, 12/1/03............  AA              1,000         962,500
                                                                  ------------
                                                                     1,903,700
                                                                  ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $20,131,517)................................     18,952,944
                                                                  ------------
ASSET-BACKED SECURITIES--3.3%
  AESOP Funding II LLC 97-1A, A2 6.40%,
    10/20/03 (f).......................  AAA             1,200       1,179,259
  Advanta Equipment Receivables 98-1,
    A4 5.98%, 12/15/06.................  AAA               490         478,975
  Capita Equipment Receivables Trust
    97-1, B 6.45%, 8/15/02.............  A+                770         759,289
  Case Equipment Loan Trust 98-A, A4
    5.83%, 2/15/05.....................  AAA             1,750       1,725,238
  Discover Card Master Trust I 98-7, A
    5.60%, 5/16/06.....................  AAA             1,200       1,143,000
  Ford Credit Auto Owner Trust 99-B, A4
    5.80%, 6/15/02.....................  AAA               500         494,668

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                         -----------   --------   ------------
ASSET-BACKED SECURITIES--CONTINUED
  Green Tree Financial Corp. 96-2, M1
    7.60%, 4/15/27.....................  AA-            $  675    $    653,475
  Honda Auto Lease Trust 99-A, A5
    6.65%, 7/15/05.....................  AAA             1,330       1,320,856
  Premier Auto Trust 98-3, B 6.14%,
    9/8/04.............................  A+                500         491,043
  Triangle Funding Ltd. 98-2A, 3
    8.028%, 10/15/04 (e)...............  BBB             1,500       1,490,156
                                                                  ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $9,871,435).................................      9,735,959
                                                                  ------------
CORPORATE BONDS--4.7%
BANKS (MAJOR REGIONAL)--0.3%
  U.S. Bank of Minnesota N.A. 6.30%,
    7/15/08............................  A                 500         458,125
  Wachovia Corp. 5.625%, 12/15/08......  A+                500         440,625
                                                                  ------------
                                                                       898,750
                                                                  ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.5%
  CSC Holdings, Inc. 7.625%, 7/15/18...  BB+             1,000         930,000
  Charter Communications Holdings LLC
    8.625%, 4/1/09.....................  B+                450         417,375
                                                                  ------------
                                                                     1,347,375
                                                                  ------------
COMPUTERS (SOFTWARE & SERVICES)--0.2%
  Computer Associates International,
    Inc. Series B 6.375%, 4/15/05......  BBB+              535         494,875
                                                                  ------------
ENTERTAINMENT--0.5%
  Capitol Records, Inc. 144A 8.375%,
    8/15/09 (c)........................  BBB+            1,500       1,438,125
                                                                  ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.2%
  Station Casinos, Inc. 10.125%,
    3/15/06............................  B+                500         512,500
                                                                  ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
  Tenet Healthcare Corp. 8%, 1/15/05...  BB+             1,000         965,000
                                                                  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
  Boston Scientific Corp. 6.625%,
    3/15/05............................  BBB               550         507,375
                                                                  ------------
INSURANCE (MULTI-LINE)--0.2%
  Willis Corroon Corp. 9%, 2/1/09......  B+                815         680,525
                                                                  ------------
MANUFACTURING (DIVERSIFIED)--0.3%
  American Standard, Inc. 7.375%,
    4/15/05............................  BB-             1,000         947,500
                                                                  ------------
PAPER & FOREST PRODUCTS--0.2%
  Buckeye Technologies, Inc. 8.50%,
    12/15/05...........................  BB-               700         686,000
                                                                  ------------
PUBLISHING (NEWSPAPERS)--0.2%
  Hollinger International Publishing,
    Inc. 9.25%, 3/15/07................  BB-               625         620,312
                                                                  ------------
RETAIL (FOOD CHAINS)--0.3%
  Kroger Co. 7.45%, 3/1/08.............  BBB-            1,000         973,750
                                                                  ------------
SERVICES (COMMERCIAL & CONSUMER)--0.2%
  United Rentals, Inc. Series B 8.80%,
    8/15/08............................  BB-               250         237,500
  United Rentals, Inc. Series B 9.50%,
    6/1/08.............................  BB-               250         243,750
                                                                  ------------
                                                                       481,250
                                                                  ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
  Nextlink Communications, Inc. 10.75%,
    11/15/08...........................  B                 370         384,800
  Qwest Communications International,
    Inc. Series B 7.50%, 11/1/08.......  BB+             1,100       1,071,125
                                                                  ------------
                                                                     1,455,925
                                                                  ------------
TELEPHONE--0.1%
  Century Telephone Enterprises, Inc.
    Series F 6.30%, 1/15/08............  BBB+              500         453,750
                                                                  ------------
TEXTILES (HOME FURNISHINGS)--0.3%
  Westpoint Stevens, Inc. 7.875%,
    6/15/05............................  BB              1,000         920,000
                                                                  ------------
                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                         -----------   --------   ------------
TRUCKERS--0.1%
  Teekay Shipping Corp. 8.32%,
    2/1/08.............................  BB+            $  230    $    207,000
                                                                  ------------
TRUCKS & PARTS--0.1%
  Cummins Engine Co., Inc. 6.45%,
    3/1/05.............................  BBB+              200         186,500
                                                                  ------------
TOTAL CORPORATE BONDS
  (Identified cost $14,514,636)................................     13,776,512
                                                                  ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--6.5%
  CS First Boston Mortgage Securities
    Corp. 97-C2, A3 6.55%, 11/17/07....  AAA             2,500       2,365,625
  CS First Boston Mortgage Securities
    Corp. 97-C2, B 6.72%, 11/17/07.....  Aa(d)           2,000       1,883,750
  CS First Boston Mortgage Securities
    Corp. 98-C1, A1B 6.48%, 5/17/08....  AAA               500         469,219
  DLJ Mortgage Acceptance Corp. 96-CF1,
    A1B 144A 7.58%, 2/12/06 (c)........  AAA             1,400       1,399,125
  DLJ Commercial Mortgage Corp. 99-CG1,
    A1B 6.46%, 1/10/09.................  Aaa(d)          2,000       1,862,500
  DLJ Commercial Mortgage Corp. 98-CF2,
    A1B 6.24%, 11/12/31................  Aaa(d)          2,500       2,301,563
  First Union - Lehman Brothers
    Commercial Mortgage 97-C1, B 7.43%,
    4/18/07............................  Aa(d)             930         905,274
  First Union Commercial Mortgage Trust
    99-C1, A2 6.07%, 10/15/08..........  AAA             2,000       1,823,828
  G.E. Capital Mortgage Services, Inc.
    96-8, 1M 7.25%, 5/25/26............  AA                240         232,789
  LB Commercial Conduit Mortgage Trust
    98-C4, A1B 6.21%, 10/15/08.........  AAA             2,500       2,277,179
  Lehman Large Loan 97-LLI, B 6.95%,
    3/12/07............................  AA+               825         784,207
  Nationslink Funding Corp. 96-1, B
    7.69%, 12/20/05....................  AA                450         448,119
  Residential Funding Mortgage
    Securities I 96-S8, A4 6.75%,
    3/25/11............................  AAA               582         565,345
  Residential Funding Mortgage
    Securities I 96-S1, A11 7.10%,
    1/25/26............................  AAA             1,000         954,375
  Residential Funding Mortgage
    Securities I 96-S4, M1 7.25%,
    2/25/26............................  AA                955         913,946
                                                                  ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $20,229,597)................................     19,186,844
                                                                  ------------
FOREIGN GOVERNMENT SECURITIES--2.9%
CROATIA--0.4%
  Croatia Series B 6.50%, 7/31/06
    (e)................................  BBB-              649         598,777
  Croatia Series A 6.50%, 7/31/10
    (e)................................  BBB-              775         662,625
                                                                  ------------
                                                                     1,261,402
                                                                  ------------
EL SALVADOR--0.4%
  Republic of El Salvador 144A 9.50%,
    8/15/06 (c)........................  BB+             1,200       1,191,000
                                                                  ------------
POLAND--0.7%
  Poland Bearer PDI 6%, 10/27/14 (e)...  BBB             2,175       1,930,312
                                                                  ------------
SOUTH KOREA--1.1%
  Republic of Korea 8.875%, 4/15/08....  BBB             3,000       3,172,500
                                                                  ------------
URUGUAY--0.3%
  Republic of Uruguay 7.25%, 5/4/09....  BBB-            1,100       1,045,000
                                                                  ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $8,629,512).................................      8,600,214
                                                                  ------------
FOREIGN CORPORATE BONDS--0.4%
ARGENTINA--0.1%
  Compania de Radiocomunicaciones
    Moviles SA 144A 9.25%, 5/8/08
    (c)................................  BBB-              300         261,000
                                                                  ------------
CHILE--0.1%
  Compania Sud Americana de Vapores SA
    7.375%, 12/8/03....................  BBB               120         115,636
  Petropower I Funding Trust 144A
    7.36%, 2/15/14 (c).................  BBB               335         297,851
                                                                  ------------
                                                                       413,487
                                                                  ------------

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                         -----------   --------   ------------
LUXEMBOURG--0.2%
  Tyco International Group SA 6.375%,
    6/15/05............................  A-             $  600    $    559,500
                                                                  ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $1,349,704).................................      1,233,987
                                                                  ------------

                                                    SHARES
                                                   --------
COMMON STOCKS--55.8%
BANKS (MAJOR REGIONAL)--2.0%
  Mellon Financial Corp.........................     26,000        885,625
  Wells Fargo Co................................    120,100      4,856,544
                                                              ------------
                                                                 5,742,169
                                                              ------------
BANKS (MONEY CENTER)--1.1%
  Bank of America Corp..........................     66,982      3,361,659
                                                              ------------
BEVERAGES (NON-ALCOHOLIC)--1.3%
  PepsiCo, Inc..................................    106,600      3,757,650
                                                              ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.2%
  AMFM, Inc. (b)................................     30,800      2,410,100
  AT&T Corp.-Liberty Media Group Class A (b)....    110,500      6,270,875
  CBS Corp. (b).................................     36,800      2,352,900
  Clear Channel Communications, Inc. (b)........     16,000      1,428,000
                                                              ------------
                                                                12,461,875
                                                              ------------
COMMUNICATIONS EQUIPMENT--3.2%
  General Motors Corp. Class H (b)..............     17,000      1,632,000
  Motorola, Inc.................................     35,000      5,153,750
  Tellabs, Inc. (b).............................     38,400      2,464,800
                                                              ------------
                                                                 9,250,550
                                                              ------------
COMPUTERS (HARDWARE)--5.1%
  Dell Computer Corp. (b).......................     64,900      3,309,900
  International Business Machines Corp..........     53,000      5,724,000
  Sun Microsystems, Inc. (b)....................     76,100      5,892,994
                                                              ------------
                                                                14,926,894
                                                              ------------
COMPUTERS (NETWORKING)--3.3%
  Cisco Systems, Inc. (b).......................     90,000      9,641,250
                                                              ------------
COMPUTERS (SOFTWARE & SERVICES)--4.7%
  America Online, Inc. (b)......................     42,000      3,168,375
  Microsoft Corp. (b)...........................     90,000     10,507,500
                                                              ------------
                                                                13,675,875
                                                              ------------
CONSUMER FINANCE--0.3%
  Capital One Financial Corp....................     20,500        987,844
                                                              ------------
DISTRIBUTORS (FOOD & HEALTH)--0.6%
  Cardinal Health, Inc..........................     36,850      1,764,194
                                                              ------------
ELECTRIC COMPANIES--0.3%
  Duke Energy Corp..............................     15,000        751,875
                                                              ------------
ELECTRICAL EQUIPMENT--2.3%
  General Electric Co...........................     44,300      6,855,425
                                                              ------------
ELECTRONICS (INSTRUMENTATION)--0.1%
  Waters Corp. (b)..............................      8,000        424,000
                                                              ------------
ELECTRONICS (SEMICONDUCTORS)--2.5%
  Intel Corp....................................     89,200      7,342,275
                                                              ------------
FINANCIAL (DIVERSIFIED)--4.5%
  Citigroup, Inc................................     97,950      5,442,347
  Freddie Mac...................................     34,100      1,604,831
  Morgan Stanley Dean Witter & Co...............     44,000      6,281,000
                                                              ------------
                                                                13,328,178
                                                              ------------


                                                    SHARES       VALUE
                                                   --------   ------------
HEALTH CARE (DIVERSIFIED)--1.6%
  American Home Products Corp...................     27,100   $  1,068,756
  Bristol-Myers Squibb Co.......................     56,900      3,652,269
                                                              ------------
                                                                 4,721,025
                                                              ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.6%
  Pfizer, Inc...................................     62,100      2,014,369
  Schering-Plough Corp..........................     60,100      2,535,469
                                                              ------------
                                                                 4,549,838
                                                              ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
  Bard (C.R.), Inc..............................     25,000      1,325,000
  Baxter International, Inc.....................     35,900      2,254,969
                                                              ------------
                                                                 3,579,969
                                                              ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.7%
  Fort James Corp...............................      8,700        238,162
  Kimberly-Clark Corp...........................      9,700        632,925
  Procter & Gamble Co. (The)....................     38,500      4,218,156
                                                              ------------
                                                                 5,089,243
                                                              ------------
INSURANCE (MULTI-LINE)--1.4%
  American International Group, Inc.............     37,250      4,027,656
                                                              ------------
LODGING-HOTELS--0.6%
  Carnival Corp.................................     38,500      1,840,781
                                                              ------------
MANUFACTURING (DIVERSIFIED)--1.6%
  Tyco International Ltd........................    118,600      4,610,575
                                                              ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.9%
  Halliburton Co................................     21,900        881,475
  Schlumberger Ltd..............................     14,200        798,750
  Transocean Sedco Forex, Inc...................     32,749      1,103,236
                                                              ------------
                                                                 2,783,461
                                                              ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.3%
  Anadarko Petroleum Corp.......................     28,000        955,500
                                                              ------------
OIL (DOMESTIC INTEGRATED)--0.6%
  Conoco, Inc. Class A..........................     68,300      1,690,425
                                                              ------------
PAPER & FOREST PRODUCTS--0.3%
  Georgia-Pacific Group.........................      5,000        253,750
  International Paper Co........................      8,500        479,719
                                                              ------------
                                                                   733,469
                                                              ------------
PERSONAL CARE--0.3%
  Gillette Co. (The)............................     23,500        967,906
                                                              ------------
RETAIL (BUILDING SUPPLIES)--1.8%
  Home Depot, Inc. (The)........................     75,000      5,142,187
                                                              ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.2%
  Tandy Corp....................................     14,500        713,219
                                                              ------------
RETAIL (FOOD CHAINS)--0.3%
  Safeway, Inc. (b).............................     22,400        796,600
                                                              ------------
RETAIL (GENERAL MERCHANDISE)--2.1%
  Wal-Mart Stores, Inc..........................     89,600      6,193,600
                                                              ------------
RETAIL (SPECIALTY)--0.4%
  Staples, Inc. (b).............................     54,475      1,130,335
                                                              ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.6%
  AT&T Corp.....................................     85,747      4,351,660
  MCI WorldCom, Inc. (b)........................     61,763      3,277,273
                                                              ------------
                                                                 7,628,933
                                                              ------------
TELEPHONE--0.7%
  SBC Communications, Inc.......................     44,400      2,164,500
                                                              ------------
TEXTILES (APPAREL)--0.1%
  Tommy Hilfiger Corp. (b)......................     14,400        335,700
                                                              ------------
TOTAL COMMON STOCKS
  (Identified cost $102,676,208)...........................    163,926,635
                                                              ------------

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

                                                    SHARES       VALUE
                                                   --------   ------------
FOREIGN COMMON STOCKS--3.1%
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.2%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)....     22,000   $    649,000
                                                              ------------
OIL (INTERNATIONAL INTEGRATED)--1.7%
  BP Amoco PLC Sponsored ADR (United Kingdom)...     85,372      5,063,627
                                                              ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.2%
  Vodafone AirTouch PLC Sponsored ADR (United
    Kingdom)....................................     68,500      3,390,750
                                                              ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $5,156,289).............................      9,103,377
                                                              ------------
UNIT INVESTMENT TRUSTS--1.3%
  S&P 500 Depository Receipts...................     25,200      3,701,250
                                                              ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $3,311,113).............................      3,701,250
                                                              ------------
TOTAL LONG-TERM INVESTMENTS--97.2%
  (Identified cost $224,705,144)...........................    285,774,017
                                                              ------------

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                         -----------   --------   ------------
SHORT-TERM OBLIGATIONS--2.3%
COMMERCIAL PAPER--2.3%
  Anheuser Busch Cos., Inc. 4.50%,
    1/3/00.............................  A-1+           $6,765    $  6,763,309
                                                                  ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $6,763,309).................................      6,763,309
                                                                  ------------
TOTAL INVESTMENTS--99.5%
  (Identified cost $231,468,453)...............................    292,537,326(a)
  Cash and receivables, less liabilities--0.5%.................      1,378,097
                                                                  ------------
NET ASSETS--100.0%.............................................   $293,915,423
                                                                  ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $68,614,419 and gross depreciation of $7,641,779 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $231,564,686.
(b)                   Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,1999, these securities amounted to a value of $4,587,101 or 1.56% of net assets.
(d)                   As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)                   Private placement.

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $231,468,453).............................................    $  292,537,326
Cash........................................................             4,184
Receivables
  Interest and dividends....................................         1,809,548
  Fund shares sold..........................................             9,407
Prepaid expenses............................................             4,230
                                                                --------------
    Total assets............................................       294,364,695
                                                                --------------
LIABILITIES
Payables
  Fund shares repurchased...................................           156,668
  Investment advisory fee...................................           134,324
  Trustees' fee.............................................             6,958
  Financial agent fee.......................................            23,090
Accrued expenses............................................           128,232
                                                                --------------
    Total liabilities.......................................           449,272
                                                                --------------
NET ASSETS..................................................    $  293,915,423
                                                                ==============
NET ASSETS CONSIST OF:
  Capital paid in on shares of benefical interest...........    $  229,326,354
  Undistributed net investment income.......................           259,862
  Accumulated net realized gain.............................         3,260,334
  Net unrealized appreciation...............................        61,068,873
                                                                --------------
NET ASSETS..................................................    $  293,915,423
                                                                ==============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................        20,357,300
                                                                ==============
Net asset value and offering price per share................    $        14.44
                                                                ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $ 7,633,429
  Dividends.................................................      1,319,024
  Foreign taxes withheld....................................        (11,112)
                                                                -----------
    Total investment income.................................      8,941,341
                                                                -----------
EXPENSES
  Investment advisory fee...................................      1,553,692
  Financial agent fee.......................................        248,565
  Printing..................................................         65,328
  Custodian.................................................         64,645
  Professional..............................................         31,288
  Trustees..................................................         16,786
  Miscellaneous.............................................         24,894
                                                                -----------
    Total expenses..........................................      2,005,198
                                                                -----------
NET INVESTMENT INCOME.......................................      6,936,143
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     11,701,741
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     12,901,146
                                                                -----------
NET GAIN ON INVESTMENTS.....................................     24,602,887
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $31,539,030
                                                                ===========

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED             YEAR ENDED
                                                                     12/31/99               12/31/98
                                                                -------------------    -------------------
FROM OPERATIONS
  Net investment income (loss)..............................       $  6,936,143           $  6,484,210
  Net realized gain (loss)..................................         11,701,741              1,823,127
  Net change in unrealized appreciation (depreciation)......         12,901,146             36,386,238
                                                                   ------------           ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................         31,539,030             44,693,575
                                                                   ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (6,933,758)            (6,299,939)
  Net realized gains........................................        (10,209,970)            (9,082,295)
                                                                   ------------           ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (17,143,728)           (15,382,234)
                                                                   ------------           ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,020,389 and 4,750,917
    shares, respectively)...................................         55,944,281             60,237,782
  Net asset value of shares issued from reinvestment of
    distributions
    (1,209,732 and 1,187,415 shares, respectively)..........         17,143,728             15,382,234
  Cost of shares repurchased (5,259,610 and 4,412,737
    shares, respectively)...................................        (73,623,531)           (56,055,533)
                                                                   ------------           ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................           (535,522)            19,564,483
                                                                   ------------           ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................         13,859,780             48,875,824
NEW ASSETS
  Beginning of period.......................................        280,055,643            231,179,819
                                                                   ------------           ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $259,862 AND $244,131, RESPECTIVELY)....................       $293,915,423           $280,055,643
                                                                   ============           ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 YEAR ENDED DECEMBER 31,
                                                                   1999        1998        1997        1996        1995
                                                                  ------      ------      ------      ------      ------
Net asset value, beginning of period........................      $13.74      $12.26      $12.06      $12.30      $10.53
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................        0.34        0.33        0.38        0.36        0.40(1)
  Net realized and unrealized gain (loss)...................        1.22        1.94        1.73        0.89        2.02
                                                                  ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS........................        1.56        2.27        2.11        1.25        2.42
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................       (0.34)      (0.32)      (0.40)      (0.35)      (0.40)
  Dividends from net realized gains.........................       (0.52)      (0.47)      (1.51)      (1.14)      (0.25)
                                                                  ------      ------      ------      ------      ------
    TOTAL DISTRIBUTIONS.....................................       (0.86)      (0.79)      (1.91)      (1.49)      (0.65)
                                                                  ------      ------      ------      ------      ------
CHANGE IN NET ASSET VALUE...................................        0.70        1.48        0.20       (0.24)       1.77
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD..............................      $14.44      $13.74      $12.26      $12.06      $12.30
                                                                  ======      ======      ======      ======      ======
Total return................................................       11.57%      19.01%      17.93%      10.56%      23.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................      $293,915    $280,056    $231,180    $204,285    $193,302
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................        0.70%       0.68%       0.71%       0.68%       0.65%(2)
  Net investment income.....................................        2.43%       2.58%       2.92%       2.93%       3.44%
Portfolio turnover rate.....................................          61%        110%        181%        229%        223%

(1) Computed using average shares outstanding.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVE

    The Fund is appropriate for investors seeking dividend growth, current income and capital appreciation through investments in common stocks.

INVESTMENT ADVISOR'S REPORT

    Fears of Y2K-related disasters were put to rest as stocks ended the year with a party of their own. The Nasdaq Composite Index(1), which is heavily weighted with technology high-fliers, finished the year at a record high with an unheard of 86.13% total return. The more-established Dow Jones Industrial Average(2) and Standard & Poor's 500(3) Index also finished at record levels, up 27.20% and 21.14%, respectively. Their five-year string of double-digit gains was unprecedented. Even the once-moribund Russell 2000(4) Index of small-capitalization stocks outgained the S&P 500 with a 21.26% total return. In terms of investment styles, growth stocks returned more than value-type companies. The S&P/BARRA Growth Index(5) returned 28.25% versus a 12.73% return for the S&P/BARRA Value Index(6).

    1999 was the year of the "momentum investor." Characteristics of winning stocks included price momentum, revenue growth, high p/e multiple, stock split and Internet involvement. It was a year of a red-hot economy, accelerating earnings growth and rising interest rates. There was an IPO boom and the start of a day-trading craze.

    The Federal Open Market Committee raised interest rates three times last year. Fed officials feared rapid growth in Gross Domestic Product, tight labor markets and rising commodity prices would ignite inflationary pressures. For now, the so-called "Goldilocks economy" continues its record of above-trend growth with inflationary pressures offset by record worker productivity.

    Phoenix-Oakhurst Growth & Income returned 17.00% for the year ended 1999. The portfolio lagged the 21.14% return on the S&P 500, but beat the 11.23% return for the average for a large-cap value mutual fund in a peer group of 279 funds. All performance figures assume reinvestment of distributions and are net of sales charges.

    Rising interest rates had an adverse impact on the portfolio's holdings in the financial-services and utility sectors. Even stocks like Ford Motor, which had strong performance as a business, lost value as investors had a much stronger appetite for tech stocks. In fact, most of the stocks we purchased for their attractive valuation remained cheap at year-end.

    The portfolio did hold several stocks with strong gains. We owned shares of two companies (General Instrument and Gulfstream Aerospace) that were merger targets and had significant gains as a result of the buyout. Apple Computer rose 145% due to strong sales of its iMac, iBook, G4 and PowerBook computers. Morgan Stanley Dean Witter rose 103% as earnings were boosted by strength in investment banking, trading and asset management. Amgen rose 87% from a renewed interest in biotechnology stocks and a string of positive earnings surprises.

OUTLOOK

    We believe GDP growth will moderate as rising interest rates slow down housing activity and consumer spending. Inflation should be slightly higher than last year as a result of rising commodity prices. Tight labor markets, a strong global economy and rising inflation should result in slightly higher interest rates. S&P 500 earnings from continuing operations are forecast to grow about 12%, with the biggest gains in the basic materials and energy sectors. Utility and auto stocks are currently trading at bargain prices. We feel the technology sector is relatively expensive as we enter the year 2000, but earnings are expected to grow at a robust pace.

    After the amazing double-digit advances in stock indices over the last five years, we feel investors should not expect gains like this to continue. We are excited and optimistic about the future, but feel returns going forward may revert to more reasonable historical averages.

(1) The Nasdaq Composite Index is an unmanaged, commonly used measure of primarily technology stock total return performance, since the index is two-third composed of technology stocks.

(2) The Dow Jones Industrial Average is an unmanaged, commonly used measure of domestic industrial stock total return performance.

(3) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.

(4) The Russell 2000 Index is an unmanaged, commonly used measure of small-cap stock total return performance.

(5) The S&P/BARRA Growth Index is an unmanaged, commonly used measure of large-cap, growth-oriented stock total return performance.

(6) The S&P/BARRA Value Index is an unmanaged, commonly used measure large-cap, value-oriented stock total return performance.
 The indices are not available for direct investment.

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GROWTH AND INCOME SERIES  S&P 500 INDEX*
3/2/1998                  $10,000.00      $10,000.00
12/31/1998                $12,045.30      $11,895.30
12/31/1999                $14,093.30      $14,409.38

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                              FROM
                                                                             INCEPTION
                                                                             3/2/98
                                                                               TO
                                                                1 YEAR       12/31/99
-------------------------------------------------------------------------------------
Growth and Income Series                                        17.00%        20.59%
-------------------------------------------------------------------------------------
S&P 500 Index*                                                  21.14%        22.06%
-------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Index is an unmanaged but commonly used measure of stock market total return performance. The index is not available for direct investment.

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                      SHARES       VALUE
                                                     --------   ------------
COMMON STOCKS--94.9%
AEROSPACE/DEFENSE--1.7%
  Boeing Co. (The).................................   21,700    $    901,906
  General Dynamics Corp............................   14,900         785,975
                                                                ------------
                                                                   1,687,881
                                                                ------------
AIRLINES--0.0%
  Alaska Air Group, Inc. (b).......................      400          14,050
                                                                ------------
ALUMINUM--0.2%
  Alcoa, Inc.......................................    2,700         224,100
                                                                ------------
AUTO PARTS & EQUIPMENT--0.1%
  TRW, Inc.........................................    1,800          93,487
                                                                ------------
AUTOMOBILES--2.8%
  Ford Motor Co....................................   32,700       1,747,406
  General Motors Corp..............................   14,900       1,083,044
                                                                ------------
                                                                   2,830,450
                                                                ------------
BANKS (MAJOR REGIONAL)--1.4%
  Bank One Corp....................................   19,200         615,600
  Wells Fargo Co...................................   19,500         788,531
                                                                ------------
                                                                   1,404,131
                                                                ------------
BANKS (MONEY CENTER)--3.1%
  Bank of America Corp.............................   11,000         552,062
  Chase Manhattan Corp. (The)......................   21,100       1,639,206
  Morgan (J.P.) & Co., Inc.........................    7,300         924,362
                                                                ------------
                                                                   3,115,630
                                                                ------------
BANKS (REGIONAL)--0.7%
  Cullen/Frost Bankers, Inc........................    5,200         133,900
  UnionBanCal Corp.................................   14,400         567,900
                                                                ------------
                                                                     701,800
                                                                ------------
BEVERAGES (ALCOHOLIC)--0.6%
  Anheuser-Busch Cos., Inc.........................    6,000         425,250
  Coors (Adolph) Co. Class B.......................    2,600         136,500
                                                                ------------
                                                                     561,750
                                                                ------------
BEVERAGES (NON-ALCOHOLIC)--1.1%
  Coca-Cola Co. (The)..............................   16,600         966,950
  PepsiCo, Inc.....................................    5,200         183,300
                                                                ------------
                                                                   1,150,250
                                                                ------------
BIOTECHNOLOGY--0.6%
  Amgen, Inc. (b)..................................    9,800         588,612
                                                                ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.4%
  CBS Corp. (b)....................................    2,600         166,237
  Clear Channel Communications, Inc. (b)...........    2,800         249,900
                                                                ------------
                                                                     416,137
                                                                ------------
BUILDING MATERIALS--0.1%
  Owens Corning....................................    3,700          71,456
                                                                ------------
CHEMICALS--0.8%
  Dow Chemical Co. (The)...........................    5,600         748,300
  Geon Co. (The)...................................    2,200          71,500
                                                                ------------
                                                                     819,800
                                                                ------------
CHEMICALS (SPECIALTY)--0.4%
  Lubrizol Corp. (The).............................   10,200         314,925
  W.R. Grace & Co. (b).............................    8,600         119,325
                                                                ------------
                                                                     434,250
                                                                ------------
COMMUNICATIONS EQUIPMENT--3.5%
  ADC Telecommunications, Inc. (b).................    2,300         166,894
                                                      SHARES       VALUE
                                                     --------   ------------
COMMUNICATIONS EQUIPMENT--CONTINUED
  Comverse Technology, Inc. (b)....................    3,000    $    434,250
  General Instrument Corp. (b).....................    2,200         187,000
  Lucent Technologies, Inc.........................   19,900       1,488,769
  Motorola, Inc....................................    5,400         795,150
  QUALCOMM, Inc. (b)...............................    2,000         352,500
  Scientific-Atlanta, Inc..........................    1,600          89,000
  Tellabs, Inc. (b)................................    1,200          77,025
                                                                ------------
                                                                   3,590,588
                                                                ------------
COMPUTERS (HARDWARE)--5.4%
  Apple Computer, Inc. (b).........................    4,200         431,812
  Dell Computer Corp. (b)..........................   13,700         698,700
  Electronics for Imaging, Inc. (b)................    7,100         412,687
  Hewlett-Packard Co...............................   12,200       1,390,037
  International Business Machines Corp.............   17,500       1,890,000
  NCR Corp. (b)....................................    3,100         117,412
  Sun Microsystems, Inc. (b).......................    7,000         542,062
                                                                ------------
                                                                   5,482,710
                                                                ------------
COMPUTERS (NETWORKING)--2.4%
  3Com Corp. (b)...................................    6,000         282,000
  Cabletron Systems, Inc. (b)......................   12,600         327,600
  Cisco Systems, Inc. (b)..........................   17,000       1,821,125
                                                                ------------
                                                                   2,430,725
                                                                ------------
COMPUTERS (PERIPHERALS)--0.4%
  EMC Corp. (b)....................................    3,700         404,225
                                                                ------------
COMPUTERS (SOFTWARE & SERVICES)--8.2%
  Adobe Systems, Inc...............................    1,000          67,250
  America Online, Inc. (b).........................   19,200       1,448,400
  Computer Associates International, Inc...........    1,600         111,900
  Compuware Corp. (b)..............................    4,900         182,525
  Informix Corp. (b)...............................   14,700         167,212
  Microsoft Corp. (b)..............................   41,100       4,798,425
  Oracle Corp. (b).................................    9,300       1,042,181
  Rational Software Corp. (b)......................    1,400          68,775
  Sterling Software, Inc. (b)......................    1,500          47,250
  Synopsys, Inc. (b)...............................      800          53,400
  USWeb Corp. (b)..................................    2,000          88,875
  Unisys Corp. (b).................................    9,100         290,631
                                                                ------------
                                                                   8,366,824
                                                                ------------
CONSUMER FINANCE--0.4%
  MBNA Corp........................................   11,100         302,475
  Providian Financial Corp.........................    1,300         118,381
                                                                ------------
                                                                     420,856
                                                                ------------
CONTAINERS & PACKAGING (PAPER)--0.2%
  Temple-Inland, Inc...............................    2,700         178,031
                                                                ------------
CONTAINERS (METAL & GLASS)--0.1%
  Ball Corp........................................    3,300         129,937
                                                                ------------
DISTRIBUTORS (FOOD & HEALTH)--0.6%
  Andrx Corp. (b)..................................    3,100         131,169
  Patterson Dental Co. (b).........................    4,600         196,075
  SUPERVALU, Inc...................................   12,500         250,000
                                                                ------------
                                                                     577,244
                                                                ------------
ELECTRIC COMPANIES--4.5%
  DTE Energy Co....................................   14,700         461,212
  Duke Energy Corp.................................   11,600         581,450
  Edison International.............................   19,100         500,181
  Energy East Corp.................................   28,200         586,912

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                      SHARES       VALUE
                                                     --------   ------------
ELECTRIC COMPANIES--CONTINUED
  GPU, Inc.........................................   16,500    $    493,969
  Minnesota Power, Inc.............................    7,200         121,950
  PECO Energy Co...................................    9,200         319,700
  Public Service Enterprise Group, Inc.............    1,200          41,775
  Puget Sound Energy, Inc..........................    1,600          31,000
  Texas Utilities Co...............................   24,300         864,169
  Unicom Corp......................................    6,900         231,150
  UtiliCorp United, Inc............................   17,200         334,325
                                                                ------------
                                                                   4,567,793
                                                                ------------
ELECTRICAL EQUIPMENT--2.9%
  General Electric Co..............................   17,800       2,754,550
  Solectron Corp. (b)..............................    1,900         180,737
                                                                ------------
                                                                   2,935,287
                                                                ------------
ELECTRONICS (INSTRUMENTATION)--0.1%
  PE Corp.-PE Biosystems Group.....................    1,100         132,344
                                                                ------------
ELECTRONICS (SEMICONDUCTORS)--3.9%
  Adaptec, Inc. (b)................................    6,600         329,175
  Integrated Device Technology, Inc. (b)...........    7,900         229,100
  Intel Corp.......................................   26,500       2,181,281
  Micron Technology, Inc. (b)......................    3,900         303,225
  National Semiconductor Corp. (b).................    3,100         132,719
  Texas Instruments, Inc...........................    8,100         784,687
                                                                ------------
                                                                   3,960,187
                                                                ------------
ENTERTAINMENT--1.1%
  Time Warner, Inc.................................   10,400         753,350
  Viacom, Inc. Class B (b).........................    5,300         320,319
                                                                ------------
                                                                   1,073,669
                                                                ------------
EQUIPMENT (SEMICONDUCTOR)--1.0%
  Applied Materials, Inc. (b)......................    5,600         709,450
  KLA-Tencor Corp. (b).............................    1,100         122,512
  Lam Research Corp. (b)...........................    1,000         111,562
  Teradyne, Inc. (b)...............................    1,800         118,800
                                                                ------------
                                                                   1,062,324
                                                                ------------
FINANCIAL (DIVERSIFIED)--5.7%
  Ambac Financial Group, Inc.......................    4,000         208,750
  Citigroup, Inc...................................   52,700       2,928,144
  Fannie Mae.......................................   12,900         805,444
  Freddie Mac......................................    5,100         240,019
  Morgan Stanley Dean Witter & Co..................   11,700       1,670,175
                                                                ------------
                                                                   5,852,532
                                                                ------------
FOODS--1.5%
  ConAgra, Inc.....................................    5,800         130,862
  General Mills, Inc...............................    1,000          35,750
  Hormel Foods Corp................................    8,700         353,437
  International Home Foods, Inc. (b)...............   14,400         250,200
  Keebler Foods Co. (b)............................    2,200          61,875
  Kellogg Co.......................................    6,000         184,875
  Quaker Oats Co. (The)............................    8,400         551,250
                                                                ------------
                                                                   1,568,249
                                                                ------------
FOOTWEAR--0.1%
  NIKE, Inc. Class B...............................    2,200         109,037
                                                                ------------
HARDWARE & TOOLS--0.1%
  Black & Decker Corp. (The).......................    2,200         114,950
                                                                ------------
HEALTH CARE (DIVERSIFIED)--2.5%
  Abbott Laboratories..............................    6,100         221,506
  Bristol-Myers Squibb Co..........................   17,000       1,091,188
  Johnson & Johnson................................    9,400         875,375
  Mallinckrodt, Inc................................    3,100          98,619
  Warner-Lambert Co................................    3,700         303,169
                                                                ------------
                                                                   2,589,857
                                                                ------------
                                                      SHARES       VALUE
                                                     --------   ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.4%
  Forest Laboratories, Inc. (b)....................    4,800    $    294,900
  Lilly (Eli) & Co.................................   14,000         931,000
  Merck & Co., Inc.................................    6,900         462,731
  Pfizer, Inc......................................   27,000         875,813
  Pharmacia & Upjohn, Inc..........................    9,600         432,000
  Schering-Plough Corp.............................   10,000         421,875
                                                                ------------
                                                                   3,418,319
                                                                ------------
HEALTH CARE (GENERIC AND OTHER)--0.3%
  Jones Pharma, Inc................................    7,200         312,750
                                                                ------------
HEALTH CARE (MANAGED CARE)--0.9%
  Oxford Health Plans, Inc. (b)....................    5,200          65,975
  PacifiCare Health Systems, Inc. (b)..............    3,100         164,300
  Trigon Healthcare, Inc. (b)......................    3,800         112,100
  United HealthCare Corp...........................    8,400         446,250
  Wellpoint Health Networks, Inc. (b)..............    1,600         105,500
                                                                ------------
                                                                     894,125
                                                                ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
  Baxter International, Inc........................    3,500         219,844
                                                                ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.0%
  Apria Healthcare Group, Inc. (b).................    2,300          41,256
                                                                ------------
HOMEBUILDING--0.1%
  Pulte Corp.......................................    2,600          58,500
                                                                ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.3%
  Whirlpool Corp...................................    4,500         292,781
                                                                ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.4%
  Church & Dwight Co., Inc.........................   11,100         296,231
  Kimberly-Clark Corp..............................   12,300         802,575
  Procter & Gamble Co. (The).......................   12,000       1,314,750
                                                                ------------
                                                                   2,413,556
                                                                ------------
HOUSEWARES--0.2%
  Tupperware Corp..................................   13,000         220,188
                                                                ------------
INSURANCE (LIFE/HEALTH)--0.5%
  Lincoln National Corp............................   11,700         468,000
                                                                ------------
INSURANCE (MULTI-LINE)--0.2%
  CIGNA Corp.......................................    2,100         169,181
  Loews Corp.......................................    1,100          66,756
                                                                ------------
                                                                     235,937
                                                                ------------
INSURANCE (PROPERTY-CASUALTY)--0.1%
  MGIC Investment Corp.............................    1,000          60,188
                                                                ------------
INSURANCE BROKERS--1.3%
  Gallagher (Arthur J.) & Co.......................    5,400         349,650
  Marsh & McLennan Cos., Inc.......................    9,700         928,169
                                                                ------------
                                                                   1,277,819
                                                                ------------
INVESTMENT BANKING/BROKERAGE--1.1%
  AXA Financial, Inc...............................   12,600         426,825
  Lehman Brothers Holdings, Inc....................    3,100         262,531
  Merrill Lynch & Co., Inc.........................    5,600         467,600
                                                                ------------
                                                                   1,156,956
                                                                ------------
IRON & STEEL--0.1%
  Nucor Corp.......................................    2,000         109,625
                                                                ------------
LODGING-HOTELS--0.3%
  Carnival Corp....................................    7,100         339,469
                                                                ------------

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                      SHARES       VALUE
                                                     --------   ------------
MACHINERY (DIVERSIFIED)--0.3%
  Ingersoll-Rand Co................................    1,500    $     82,594
  Manitowoc Co., Inc. (The)........................    1,500          51,000
  Tecumseh Products Co. Class A....................    3,700         174,594
                                                                ------------
                                                                     308,188
                                                                ------------
MANUFACTURING (DIVERSIFIED)--2.6%
  American Standard Companies, Inc. (b)............    6,000         275,250
  Honeywell International, Inc.....................    3,600         207,675
  Johnson Controls, Inc............................    1,500          85,313
  Minnesota Mining and Manufacturing Co............    3,200         313,200
  National Service Industries, Inc.................    4,200         123,900
  Tyco International Ltd...........................   26,800       1,041,850
  United Technologies Corp.........................    9,300         604,500
                                                                ------------
                                                                   2,651,688
                                                                ------------
MANUFACTURING (SPECIALIZED)--0.2%
  Brady Corp. Class A..............................    4,400         149,325
  Briggs & Stratton Corp...........................    1,600          85,800
                                                                ------------
                                                                     235,125
                                                                ------------
NATURAL GAS--0.5%
  Equitable Resources, Inc.........................   10,500         350,438
  Sempra Energy....................................    8,900         154,638
                                                                ------------
                                                                     505,076
                                                                ------------
OIL & GAS (EXPLORATION & PRODUCTION)--1.1%
  Anadarko Petroleum Corp..........................    9,400         320,775
  Apache Corp......................................   10,200         376,763
  Kerr-McGee Corp..................................    7,600         471,200
                                                                ------------
                                                                   1,168,738
                                                                ------------
OIL & GAS (REFINING & MARKETING)--0.4%
  Ultramar Diamond Shamrock Corp...................   20,200         458,288
                                                                ------------
OIL (DOMESTIC INTEGRATED)--0.8%
  Amerada Hess Corp................................    3,200         181,600
  Atlantic Richfield Co............................    7,000         605,500
                                                                ------------
                                                                     787,100
                                                                ------------
OIL (INTERNATIONAL INTEGRATED)--1.9%
  Chevron Corp.....................................    6,400         554,400
  Exxon Mobil Corp.................................   15,064       1,213,594
  Texaco, Inc......................................    3,000         162,938
                                                                ------------
                                                                   1,930,932
                                                                ------------
PAPER & FOREST PRODUCTS--0.9%
  Georgia-Pacific Group............................    5,900         299,425
  International Paper Co...........................    2,800         158,025
  Louisiana-Pacific Corp...........................   10,800         153,900
  Weyerhaeuser Co..................................    3,300         236,981
  Willamette Industries, Inc.......................      500          23,219
                                                                ------------
                                                                     871,550
                                                                ------------
PERSONAL CARE--0.1%
  Alberto-Culver Co. Class B.......................    3,400          87,763
                                                                ------------
PHOTOGRAPHY/IMAGING--0.3%
  Eastman Kodak Co.................................    5,000         331,250
                                                                ------------
PUBLISHING--0.1%
  Reader's Digest..................................    4,200         122,850
                                                                ------------
PUBLISHING (NEWSPAPERS)--0.7%
  Knight-Ridder, Inc...............................    7,700         458,150
  Times Mirror Co. (The) Class A...................    1,300          87,100
  Tribune Co.......................................    3,800         209,238
                                                                ------------
                                                                     754,488
                                                                ------------
RAILROADS--0.3%
  Union Pacific Corp...............................    6,500         283,563
                                                                ------------
RESTAURANTS--0.3%
  Darden Restaurants, Inc..........................    7,300         132,313
                                                      SHARES       VALUE
                                                     --------   ------------
RESTAURANTS--CONTINUED
  Tricon Global Restaurants, Inc. (b)..............    3,800    $    146,775
                                                                ------------
                                                                     279,088
                                                                ------------
RETAIL (BUILDING SUPPLIES)--1.1%
  Home Depot, Inc. (The)...........................   14,100         966,731
  Lowe's Companies., Inc...........................    3,100         185,225
                                                                ------------
                                                                   1,151,956
                                                                ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.4%
  Best Buy Co., Inc. (b)...........................    4,500         225,844
  Circuit City Stores-Circuit City Group...........    3,300         148,706
                                                                ------------
                                                                     374,550
                                                                ------------
RETAIL (DEPARTMENT STORES)--0.3%
  Federated Department Stores, Inc. (b)............    5,500         278,094
                                                                ------------
RETAIL (DISCOUNTERS)--0.0%
  Ross Stores, Inc.................................    2,200          39,463
                                                                ------------
RETAIL (GENERAL MERCHANDISE)--2.6%
  Costco Wholesale Corp. (b).......................    3,000         273,750
  Dayton Hudson Corp...............................    1,900         139,531
  Wal-Mart Stores, Inc.............................   31,900       2,205,088
                                                                ------------
                                                                   2,618,369
                                                                ------------
RETAIL (SPECIALTY)--0.1%
  Zale Corp. (b)...................................    2,200         106,425
                                                                ------------
RETAIL (SPECIALTY-APPAREL)--0.7%
  Abercrombie & Fitch Co. Class A (b)..............    3,900         104,081
  AnnTaylor Stores Corp. (b).......................    1,600          55,100
  Gap, Inc. (The)..................................    7,400         340,400
  TJX Cos., Inc. (The).............................   10,400         212,550
                                                                ------------
                                                                     712,131
                                                                ------------
SERVICES (ADVERTISING/MARKETING)--0.1%
  Omnicom Group, Inc...............................    1,300         130,000
                                                                ------------
SERVICES (COMMERCIAL & CONSUMER)--0.4%
  Block (H&R), Inc.................................    6,700         293,125
  Hertz Corp. (The) Class A........................    1,500          75,188
                                                                ------------
                                                                     368,313
                                                                ------------
SERVICES (COMPUTER SYSTEMS)--0.6%
  CSG Systems International, Inc. (b)..............    2,400          95,700
  Electronic Data Systems Corp.....................    7,600         508,725
                                                                ------------
                                                                     604,425
                                                                ------------
SERVICES (DATA PROCESSING)--0.8%
  Concord EFS, Inc. (b)............................    4,500         115,875
  First Data Corp..................................    4,200         207,113
  Paychex, Inc.....................................   11,700         468,000
                                                                ------------
                                                                     790,988
                                                                ------------
SPECIALTY PRINTING--0.3%
  Deluxe Corp......................................   11,000         301,813
                                                                ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
  Nextel Communications, Inc. Class A (b)..........    1,500         154,688
  Sprint Corp. (PCS Group) (b).....................    4,800         492,000
                                                                ------------
                                                                     646,688
                                                                ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.4%
  AT&T Corp........................................   24,300       1,233,225
  MCI WorldCom, Inc. (b)...........................   22,800       1,209,825
                                                                ------------
                                                                   2,443,050
                                                                ------------
TELEPHONE--3.4%
  Bell Atlantic Corp...............................    8,900         547,906
  BellSouth Corp...................................   20,800         973,700
  GTE Corp.........................................    6,100         430,431
  SBC Communications, Inc..........................   32,000       1,560,000
                                                                ------------
                                                                   3,512,037
                                                                ------------

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                      SHARES       VALUE
                                                     --------   ------------
TEXTILES (APPAREL)--0.2%
  Jones Apparel Group, Inc. (b)....................    3,900    $    105,788
  Tommy Hilfiger Corp. (b).........................    5,400         125,888
                                                                ------------
                                                                     231,676
                                                                ------------
TOBACCO--0.4%
  Philip Morris Companies, Inc.....................   17,700         410,419
                                                                ------------
TOTAL COMMON STOCKS
  (Identified cost $81,667,775)..............................     96,676,550
                                                                ------------
FOREIGN COMMON STOCKS--2.9%
COMMUNICATIONS EQUIPMENT--0.6%
  Nortel Networks Corp. (Canada)...................    5,800         585,800
                                                                ------------
FOODS--0.7%
  Unilever NV NY Registered Shares (Netherlands)...   13,500         734,906
                                                                ------------
OIL (INTERNATIONAL INTEGRATED)--1.4%
  BP Amoco PLC Sponsored ADR (United Kingdom)......    5,800         344,012
  Royal Dutch Petroleum Co. (Netherlands)..........   18,300       1,106,006
                                                                ------------
                                                                   1,450,018
                                                                ------------
RAILROADS--0.2%
  Canadian National Railway Co. (Canada)...........    6,600         173,663
                                                                ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,568,925)...............................      2,944,387
                                                                ------------
                                                      SHARES       VALUE
                                                     --------   ------------
UNIT INVESTMENT TRUSTS--2.9%
  S&P 500 Depository Receipts......................   20,000    $  2,937,500
                                                                ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $2,639,648)...............................      2,937,500
                                                                ------------
TOTAL LONG-TERM INVESTMENTS --100.7%
  (Identified cost $86,876,348)..............................    102,558,437
                                                                ------------

                                                       PAR
                                                      VALUE
                                                      (000)
                                                     --------
SHORT-TERM OBLIGATIONS--0.2%
FEDERAL AGENCY SECURITIES--0.2%
  Freddie Mac Discount Note 1.28%, 1/3/00              $200          199,986
                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $199,986).................................        199,986
                                                                ------------
TOTAL INVESTMENTS --100.9%
  (Identified cost $87,076,334)..............................    102,758,423(a)
  Cash and receivables, less liabilities--(0.9%).............       (924,679)
                                                                ------------
NET ASSETS--100.0%...........................................   $101,833,744
                                                                ============

(a) Federal Income Tax Information; Net unrealized appreciation of investment securities is comprised of gross appreciation of $20,234,720 and gross depreciation of $4,603,947 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $87,127,650.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $87,076,334)..............................................    $102,758,423
Cash........................................................           3,764
Receivables
  Fund shares sold..........................................         134,820
  Dividends and interest....................................         123,100
Prepaid expenses............................................             586
                                                                ------------
    Total assets............................................     103,020,693
                                                                ------------
LIABILITIES
Payables
  Fund shares repurchased...................................       1,069,777
  Investment advisory fee...................................          36,051
  Financial agent fee.......................................          11,873
  Trustees' fee.............................................           6,959
Accrued expenses............................................          62,289
                                                                ------------
    Total liabilities.......................................       1,186,949
                                                                ------------
NET ASSETS..................................................    $101,833,744
                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $ 86,202,972
  Accumulated net realized loss.............................         (51,317)
  Net unrealized appreciation...............................      15,682,089
                                                                ------------
NET ASSETS..................................................    $101,833,744
                                                                ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       7,525,121
                                                                ============
Net asset value and offering price per share................    $      13.53
                                                                ============

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $ 1,107,632
  Interest..................................................         46,942
  Foreign taxes withheld....................................         (9,611)
                                                                -----------
    Total investment income.................................      1,144,963
                                                                -----------
EXPENSES
  Investment advisory fee...................................        513,418
  Financial agent fee.......................................        107,958
  Custodian.................................................         43,431
  Professional..............................................         23,178
  Printing..................................................         21,764
  Trustees..................................................         18,302
  Miscellaneous.............................................         10,551
                                                                -----------
    Total expenses..........................................        738,602
    Less expenses borne by investment adviser...............       (115,166)
                                                                -----------
    Net expenses............................................        623,436
                                                                -----------
NET INVESTMENT INCOME.......................................        521,527
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      1,227,412
  Net realized gains on written options.....................         26,978
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     10,636,397
                                                                -----------
NET GAIN ON INVESTMENTS.....................................     11,890,787
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $12,412,314
                                                                ===========

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FROM INCEPTION
                                                                 YEAR ENDED          3/2/98 TO
                                                                  12/31/99           12/31/98
                                                                ------------    -------------------
FROM OPERATIONS
  Net investment income (loss)..............................    $    521,527        $   159,891
  Net realized gain (loss)..................................       1,254,390           (430,367)
  Net change in unrealized appreciation (depreciation)......      10,636,397          5,045,692
                                                                ------------        -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      12,412,314          4,775,216
                                                                ------------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (517,138)          (159,891)
  Net realized gains........................................        (824,281)                --
  In excess of net investment income........................          (4,389)            (4,132)
  In excess of net realized gains...........................        (400,735)                --
  Tax return of capital.....................................      (1,887,292)                --
                                                                ------------        -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................      (3,633,835)          (164,023)
                                                                ------------        -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,673,992 and 4,102,319
    shares, respectively)...................................      71,963,019         43,754,814
  Net asset value of shares issued from reinvestment of
    distributions (269,330 and 14,099 shares,
    respectively)...........................................       3,633,835            164,023
  Cost of shares repurchased (1,908,495 and 626,124 shares,
    respectively)...........................................     (24,401,738)        (6,669,881)
                                                                ------------        -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      51,195,116         37,248,956
                                                                ------------        -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      59,973,595         41,860,149
NET ASSETS
  Beginning of period.......................................      41,860,149                 --
                                                                ------------        -----------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF $0 AND ($4,389), RESPECTIVELY).....    $101,833,744        $41,860,149
                                                                ============        ===========

FINANCIAL HIGHLIGHTS

(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 FROM INCEPTION
                                                                YEAR ENDED          3/2/98 TO
                                                                 12/31/99           12/31/98
                                                                -----------      ---------------
Net asset value, beginning of period........................      $11.99             $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................        0.07               0.05
  Net realized and unrealized gain (loss)...................        1.97               1.99
                                                                  ------             ------
    TOTAL FROM INVESTMENT OPERATIONS........................        2.04               2.04
                                                                  ------             ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................       (0.07)             (0.05)
  Dividends from net realized gains.........................       (0.11)                --
  In excess of net realized gains...........................       (0.05)                --
  Tax return of capital.....................................       (0.27)                --
                                                                  ------             ------
    TOTAL DISTRIBUTIONS.....................................       (0.50)             (0.05)
                                                                  ------             ------
CHANGE IN NET ASSET VALUE...................................        1.54               1.99
                                                                  ------             ------
NET ASSET VALUE, END OF PERIOD..............................      $13.53             $11.99
                                                                  ======             ======
Total return................................................       17.00%             20.45%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................    $101,834            $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................        0.85%              0.85%(1)
  Net investment income.....................................        0.71%              1.02%(1)
Portfolio turnover rate.....................................          52%                81%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01% and 1.46% for the periods ended December 31, 1999 and 1998, respectively.

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

INVESTMENT ADVISOR'S REPORT

    From December 31, 1998 to December 31, 1999, the market represented by the large-cap S&P 500 Index(1) returned a total of 21.14%. This represented the fifth year in a row that S&P 500 had returned 20% or more. With global economy recovering in a low inflationary environment, corporate earnings accelerated at the same time market valuation expanded.

    For the 12 months ended December 31, 1999, the Fund returned 11.26% compared with a return of 11.55% for a composite benchmark index comprised of 55% of the return of the S&P 500 Index, 35% of the return for the Lehman Brothers Aggregate Index(2), and 10% of the return for the Salomon Brothers 90-day T-bill(3). The Fund's return outperformed Lipper Inc.'s flexible portfolio mutual fund index return of 9.83%, according to Lipper, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    Technology and basic material stocks led market performance during the past year. Technology issues were propelled by strength in the semiconductor industry as demand finally caught up with supply due to a dramatic cutback of capacity spending during 1998. The build-out of Internet infrastructure accelerated the growth rate of many vendors of communication chips, networking equipment, and computer servers. With the increasing number of corporations and consumers populating the World Wide Web, a new class of software tools also emerged. Web authoring, web-content management, and enterprise procurement management are just a few of the examples. All of these contributed to the great technology rally of 1999.

    The surge in basic material stocks started earlier in 1999. As the Asian economic crisis abated, there was great optimism that demand for basic commodities would stabilize. The OPEC meeting in February rallied the price of crude oil. The numerous unplanned outages at various chemical plants caused commodity chemical prices to increase. The protectionism measures contemplated by Congress curbed steel imports. The strength in the domestic housing market made forest products scarce. These factors led to increasing earnings forecasts for many paper, chemical, steel and oil companies. From January through May, basic material stocks dramatically outperformed the S&P 500 Index.

    On the negative side, consumer non-cyclical and health-care stocks underperformed the market all year. Consumer stocks were hampered by earnings disappointments from market leaders Coke and Gillette. Many food producers also failed to meet growth expectations. The drug stocks were slowed by lingering talk of a Medicare-sponsored prescription benefit plan that may lower the overall cost of medicine. In addition, major pharmaceutical companies must also deal with the soon-to-come patent expiration of many blockbuster drugs.

    The equity portion of the Fund held a great deal of media stocks. Issues such as Clear Channel Communication, CBS, AMFM Inc, Liberty Media and Hughes Electronics all had significantly above-market returns and contributed greatly to portfolio performance. In the new age of digital media, these companies either control great distribution or possess great content and have seen their value rise greatly. The Fund also was helped by holdings in Microsoft, IBM, America Online, Cisco, Sun Microsystems and Tellabs. These technology companies are deriving great benefit from the increasing popularity of the Internet.

    The Fund was also favorably exposed to several leading specialty retail stocks, including Home Depot, Wal-Mart Stores and Tandy. Home Depot and Wal-Mart have increased their dominance in the retail sector, exerting greater influence on their suppliers and reaping significant benefit from the record high consumer confidence. Tandy, through the ownership of RadioShack, served as an outlet for wireless subscription plans, earning great profit in the process. Selected financial service stocks also performed well. The portfolio held large positions in Morgan Stanley, Citigroup, and American International Group, which all appreciated greatly during the year.

    At the time of this writing, the bond market is definitely not a repeat of last year. We saw Russia default, hedge funds unwind around the world, a global liquidity crisis erupt, and a Fed response of lowering interest rates. Now we are experiencing a record supply of issues in non-Treasury sectors, Y2K fears, a reduced role for Wall Street as a market liquidity provider, and a Fed bias toward higher rates.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

(2) The Lehman Brothers Aggregate Index is an unmanaged, commonly used measure of broad bond market total return performance. The indices are not available for direct investment.

(3) The Salomon Brothers 90-day T-bill is a commonly used measure of short-term debt total return performance.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

    The bond portion of the Fund also performed well in this environment, with higher-yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with best relative values, and while this hurt performance last year, this has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.

OUTLOOK

    The outlook for corporate profit has never been better. The global economic recovery has brightened the earnings picture of many cyclical industries including energy, paper, aluminum and chemical. With consumers' rapid acceptance of the Internet, the build out of broadband and wireless infrastructure has been accelerated. This should ensure another year of buoyant profit for leading networking and computer companies. The global semiconductor industry is also in the early stage of a multiyear up cycle. Demand for leading edge process exceeds available supply. With both margin and pricing strong, the semiconductor industry should post strong profitability.

    A strong global economy naturally brings fear of inflationary pressure. It is now the consensus view that the Federal Reserve will be raising interest rates during 2000. Given already high equity valuation today, rising interest rates will limit further multiple expansion. However, a strong profit outlook should also mitigate any downside to equity price.

    We also believe the outlook for the fixed-income markets is very favorable for the long term. Real yields remain attractive by historical standards, and all spread sectors now offer excellent value relative to long-term averages. Our current focus is on Europe to take advantage of inefficiencies we are finding there and using currency hedges to pick up incremental yield.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                STRATEGIC       BALANCED    LIPPER ANALYTICAL SERVICES
            ALLOCATION SERIES  BENCHMARK *  FLEXIBLE PORTFOLIO INDEX **
12/31/1989         $10,000.00   $10,000.00                   $10,000.00
12/31/1990         $10,575.00   $10,230.07                   $10,093.63
12/31/1991         $13,667.03   $12,579.76                   $12,816.78
12/31/1992         $15,125.16   $13,489.75                   $13,543.79
12/31/1993         $16,792.72   $14,737.07                   $15,269.81
12/31/1994         $16,549.84   $14,765.35                   $14,862.49
12/31/1995         $19,565.51   $18,785.71                   $18,368.96
12/31/1996         $21,335.48   $21,478.55                   $20,949.97
12/31/1997         $25,757.82   $26,193.47                   $24,884.91
12/31/1998         $31,113.87   $31,345.03                   $29,003.44
12/31/1999         $34,617.82   $34,965.97                   $31,855.35

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                      1 YEAR       5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------
Strategic Allocation Series                           11.26%        15.90%          13.22%
-------------------------------------------------------------------------------------------
Balanced Benchmark*                                   11.55%        18.82%          13.34%
-------------------------------------------------------------------------------------------
Lipper Analytical Services Flexible Portfolio
Index**                                                9.83%        16.47%          12.28%
-------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/89. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company.

** The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                       STANDARD
                                       & POOR'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   -------   --------------
U.S. GOVERNMENT SECURITIES--17.3%
U.S. TREASURY BONDS--2.9%
  U.S. Treasury Bonds 6.125%,
    11/15/27........................  AAA           $ 2,300   $    2,140,591
  U.S. Treasury Bonds 5.25%,
    11/15/28........................  AAA             2,835        2,335,806
  U.S. Treasury Bonds 5.25%,
    2/15/29.........................  AAA             1,910        1,581,200
  U.S. Treasury Bonds 6.125%,
    8/15/29.........................  AAA             8,000        7,622,281
                                                              --------------
                                                                  13,679,878
                                                              --------------
U.S. TREASURY NOTES--14.4%
  U.S. Treasury Notes 5.75%,
    11/15/00........................  AAA             2,200        2,193,783
  U.S. Treasury Notes 5%, 2/28/01...  AAA            15,000       14,812,269
  U.S. Treasury Notes 6.25%,
    6/30/02.........................  AAA             1,250        1,249,137
  U.S. Treasury Notes 5.75%,
    11/30/02........................  AAA             1,630        1,606,411
  U.S. Treasury Notes 5.50%,
    1/31/03.........................  AAA            11,960       11,682,520
  U.S. Treasury Notes 5.50%,
    2/28/03.........................  AAA             7,000        6,829,608
  U.S. Treasury Notes 5.75%,
    4/30/03.........................  AAA             2,500        2,453,959
  U.S. Treasury Notes 5.25%,
    8/15/03.........................  AAA             1,053        1,015,025
  U.S. Treasury Notes 4.25%,
    11/15/03........................  AAA             4,000        3,714,488
  U.S. Treasury Notes 4.75%,
    2/15/04.........................  AAA            13,250       12,488,125
  U.S. Treasury Notes 5.25%,
    5/15/04.........................  AAA             1,590        1,522,507
  U.S. Treasury Notes 5.875%,
    11/15/04........................  AAA               650          637,046
  U.S. Treasury Notes 4.75%,
    11/15/08........................  AAA             7,775        6,858,705
  U.S. Treasury Notes 5.50%,
    5/15/09.........................  AAA               225          209,687
  U.S. Treasury Notes 6%, 8/15/09...  AAA             1,660        1,608,202
                                                              --------------
                                                                  68,881,472
                                                              --------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $86,023,111)............................       82,561,350
                                                              --------------
AGENCY MORTGAGE-BACKED SECURITIES--1.0%
  Freddie Mac 6.625%, 9/15/09.......    Aaa(c)        5,000        4,856,250
                                                              --------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $4,993,359).............................        4,856,250
                                                              --------------
AGENCY NON MORTGAGE-BACKED SECURITIES--0.2%
  Fannie Mae 6.625%, 9/15/09........    Aaa(c)        1,245        1,210,762
                                                              --------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $1,243,388).............................        1,210,762
                                                              --------------
MUNICIPAL BONDS--4.6%
CALIFORNIA--1.7%
  Kern County Pension Obligation
    Revenue Taxable 7.26%,
    8/15/14.........................  AAA             1,500        1,425,000
  Long Beach Pension Obligation
    Taxable 6.87%, 9/1/06...........  AAA               840          814,800
  Los Angeles County Metropolitan
    Transportation Authority Revenue
    Series C 5%, 7/1/23.............  AAA             1,400        1,212,750
  Pasadena Pension Funding Revenue
    Taxable Series A 7.10%,
    5/15/10.........................  AAA             1,500        1,443,750
  San Bernardino County Pension
    Obligation Revenue Taxable
    6.87%, 8/1/08...................  AAA               410          393,087
  San Bernardino County Pension
    Obligation Revenue Taxable
    6.94%, 8/1/09...................  AAA             1,110        1,061,437
  Sonoma County Pension Obligation
    Revenue Taxable 6.625%,
    6/1/13..........................  AAA               925          835,969
  Ventura County Pension Obligation
    Taxable 6.54%, 11/1/05..........  AAA               975          937,219
                                                              --------------
                                                                   8,124,012
                                                              --------------
FLORIDA--1.2%
  Miami Beach Special Obligation
    Revenue Taxable 8.60%, 9/1/21...  AAA             3,210        3,362,475
  Tampa Solid Waste System Revenue
    Taxable Series A 6.33%,
    10/1/06.........................  AAA             2,160        2,008,800
                                       STANDARD
                                       & POOR'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   -------   --------------
FLORIDA--CONTINUED
  University of Miami Exchangeable
    Revenue Taxable Series A 7.65%,
    4/1/20 (e)......................  AAA           $   540   $      506,925
                                                              --------------
                                                                   5,878,200
                                                              --------------
MASSACHUSETTS--0.4%
  Massachusetts State Port Authority
    Revenue Taxable Series C 6.05%,
    7/1/02..........................  AA-               835          815,169
  Massachusetts State Turnpike
    Authority Metropolitan Highway
    System Revenue Series A 5%,
    1/1/39..........................  AAA             1,400        1,139,250
                                                              --------------
                                                                   1,954,419
                                                              --------------
NEW YORK--0.6%
  New York City Municipal Water
    Finance Authority Water & Sewer
    System Revenue Series B 5%,
    6/15/29.........................  AAA             1,400        1,165,500
  New York State Dormitory Authority
    Revenue Taxable 6.90%, 4/1/03...  A-                725          713,219
  New York State Environmental
    Facilities Corp. Revenue Taxable
    6.70%, 3/15/08..................  AAA               795          755,250
                                                              --------------
                                                                   2,633,969
                                                              --------------
PENNSYLVANIA--0.2%
  Philadelphia Authority For
    Industrial Development Pension
    Funding Retirement Systems
    Revenue Taxable Series A 5.79%,
    4/15/09.........................  AAA             1,300        1,145,625
                                                              --------------
TEXAS--0.5%
  Texas Water Resources Finance
    Authority Revenue 6.62%,
    8/15/10.........................  AAA             2,265        2,100,787
                                                              --------------
TOTAL MUNICIPAL BONDS
  (Identified cost $23,067,722)............................       21,837,012
                                                              --------------
ASSET-BACKED SECURITIES--2.9%
  AESOP Funding II LLC 97-1A, A2
    6.40%, 10/20/03.................    Aaa(c)        2,000        1,965,431
  AESOP Funding II LLC 98-1, A
    6.14%, 5/20/06..................    Aaa(c)        1,410        1,345,803
  Capita Equipment Receivables Trust
    97-1, B 6.45%, 8/15/02..........  A+                720          709,985
  Discover Card Master Trust I 98-7,
    A 5.60%, 5/16/06................  AAA             2,000        1,905,000
  Ford Credit Auto Owner Trust 99-B,
    A4 5.80%, 6/15/02...............  AAA               500          494,668
  Green Tree Financial Corp. 96-2,
    M1 7.60%, 4/15/27...............  AA-             1,075        1,040,720
  Honda Auto Lease Trust 99-A, A5
    6.65%, 7/15/05..................  AAA             2,000        1,986,250
  LB Commercial Conduit Mortgage
    Trust 99-C2, A2 7.325%,
    9/15/09.........................  AAA             1,840        1,812,975
  Premier Auto Trust 98-3, B 6.14%,
    9/8/04..........................  A+                500          491,043
  Triangle Funding Ltd. 98-2A, 3
    8.028%, 10/15/04 (e)............  BBB             2,000        1,986,875
                                                              --------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $13,919,872)............................       13,738,750
                                                              --------------
CORPORATE BONDS--2.0%
BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
  Charter Communications Holdings
    LLC 8.625%, 4/1/09..............  B+                675          626,062
                                                              --------------
BUILDING MATERIALS--0.1%
  Nortek, Inc. 9.125%, 9/1/07.......  B+                700          679,000
                                                              --------------

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                       STANDARD
                                       & POOR'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   -------   --------------
COMPUTERS (SOFTWARE & SERVICES)--0.1%
  Computer Associates International,
    Inc. Series B 6.375%, 4/15/05...  BBB+          $   635   $      587,375
                                                              --------------
ENTERTAINMENT--0.5%
  Capitol Records, Inc. 144A 8.375%,
    8/15/09 (d).....................  BBB+            2,500        2,396,875
                                                              --------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
  Tenet Healthcare Corp. 8%,
    1/15/05.........................  BB+             1,200        1,158,000
                                                              --------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.1%
  Boston Scientific Corp. 6.625%,
    3/15/05.........................  BBB               710          654,975
                                                              --------------
INSURANCE (MULTI-LINE)--0.1%
  Willis Corroon Corp. 9%, 2/1/09...  B+                530          442,550
                                                              --------------
METALS MINING--0.1%
  Level 3 Communications, Inc.
    9.125%, 5/1/08..................  B                 400          378,000
                                                              --------------
PAPER & FOREST PRODUCTS--0.1%
  Buckeye Technologies, Inc. 9.25%,
    9/15/08.........................  BB-               350          357,438
                                                              --------------
RETAIL (FOOD CHAINS)--0.1%
  Kroger Co. 7.45%, 3/1/08..........  BBB-              650          632,938
                                                              --------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
  Nextlink Communications, Inc.
    10.75%, 11/15/08................  B                 900          936,000
                                                              --------------
TEXTILES (APPAREL)--0.2%
  Collins & Aikman Corp. 11.50%,
    4/15/06.........................  B                 695          688,050
                                                              --------------
TRUCKS & PARTS--0.0%
  Cummins Engine Co., Inc. 6.45%,
    3/1/05..........................  BBB+              160          149,200
                                                              --------------
TOTAL CORPORATE BONDS
  (Identified cost $10,258,909)............................        9,686,463
                                                              --------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--4.7%
  CS First Boston Mortgage
    Securities Corp. 97-C2, A3
    6.55%, 11/17/07.................  AAA             4,200        3,974,250
  DLJ Commercial Mortgage Corp.
    99-CG1, A1B 6.46%, 1/10/09......    Aaa(c)        3,000        2,793,750
  DLJ Commercial Mortgage Corp.
    98-CF2, A1B 6.24%, 11/12/31.....    Aaa(c)        4,150        3,820,594
  First Union - Lehman Brothers
    Commercial Mortgage 97-C1, B
    7.43%, 4/18/07..................    Aa(c)           850          827,401
  First Union Commercial Mortgage
    Trust 99-C1, A2 6.07%,
    10/15/08........................  AAA             3,000        2,735,742
  G.E. Capital Mortgage Services,
    Inc. 96-8, 1M 7.25%, 5/25/26....  AA                240          232,789
  LB Commercial Conduit Mortgage
    Trust 98-C4, A1B 6.21%,
    10/15/08........................  AAA             4,000        3,643,487
  Lehman Large Loan 97-LLI, B 6.95%,
    3/12/07.........................  AA+               645          613,107
  Nationslink Funding Corp. 96-1, B
    7.69%, 12/20/05.................  AA                450          448,119
  Residential Funding Mortgage
    Securities I 96-S1, A11 7.10%,
    1/25/26.........................  AAA             1,500        1,431,562
  Residential Funding Mortgage
    Securities I 96-S4, M1 7.25%,
    2/25/26.........................  AA                955          913,946
  Securitized Asset Sales, Inc.
    93-J, 2B 6.808%, 11/28/23.......    AA(c)           878          833,610
                                                              --------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $23,419,977)............................       22,268,357
                                                              --------------
FOREIGN GOVERNMENT SECURITIES--4.6%
BULGARIA--0.6%
  Repulic of Bulgaria IAB Series PDI
    6.50%, 07/28/11 (e).............     B(c)         1,750        1,384,687
                                       STANDARD
                                       & POOR'S       PAR
                                        RATING       VALUE
                                      (UNAUDITED)    (000)        VALUE
                                      -----------   -------   --------------
BULGARIA--CONTINUED
  Republic of Bulgaria FLIRB Bearer
    Series A 2.75%, 7/28/12 (e).....     B(c)       $ 1,810   $    1,307,725
                                                              --------------
                                                                   2,692,412
                                                              --------------
COLOMBIA--0.3%
  Republic of Colombia 10.875%,
    3/9/04..........................  BB+             1,000        1,027,500
  Republic of Colombia 9.75%,
    4/23/09.........................  BB+               500          467,500
                                                              --------------
                                                                   1,495,000
                                                              --------------
COSTA RICA--0.4%
  Republic of Costa Rica 144A
    9.335%, 5/15/09 (d).............  BB              1,755        1,785,712
                                                              --------------
CROATIA--0.4%
  Croatia Series B 6.50%, 7/31/06
    (e).............................  BBB-              865          798,369
  Croatia Series A 6.50%, 7/31/10
    (e).............................  BBB-            1,000          855,000
                                                              --------------
                                                                   1,653,369
                                                              --------------
EL SALVADOR--0.4%
  Republic of El Salvador 144A
    9.50%, 8/15/06 (d)..............  BB+             2,000        1,985,000
                                                              --------------
MEXICO--0.8%
  United Mexican States Global Bond
    11.375%, 9/15/16................  BB              1,250        1,418,750
  United Mexican States Global Bond
    11.50%, 5/15/26.................  BB              2,000        2,392,500
                                                              --------------
                                                                   3,811,250
                                                              --------------
PANAMA--0.1%
  Republic of Panama 9.375%,
    4/1/29..........................  BB+               500          476,875
                                                              --------------
PHILIPPINES--0.4%
  Republic of Philippines 8.875%,
    4/15/08.........................  BB+             1,750        1,717,188
  Republic of Philippines 9.875%,
    1/15/19.........................  BB+               250          247,813
                                                              --------------
                                                                   1,965,001
                                                              --------------
POLAND--0.7%
  Poland Bearer PDI 6%, 10/27/14
    (e).............................  BBB             4,000        3,550,000
                                                              --------------
SOUTH KOREA--0.4%
  Republic of Korea 8.875%,
    4/15/08.........................  BBB             1,845        1,951,088
                                                              --------------
TURKEY--0.1%
  Republic of Turkey 12.375%,
    6/15/09.........................  B                 500          539,375
                                                              --------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $21,201,227)............................       21,905,082
                                                              --------------
FOREIGN CORPORATE BONDS--0.4%
ARGENTINA--0.1%
  Compania de Radiocomunicaciones
    Moviles SA 144A 9.25%, 5/8/08
    (d).............................  BBB-              450          391,500
                                                              --------------
CHILE--0.1%
  Compania Sud Americana de Vapores
    SA 7.375%, 12/8/03..............  BBB               140          134,908
  Petropower I Funding Trust 144A
    7.36%, 2/15/14 (d)..............  BBB               478          425,502
                                                              --------------
                                                                     560,410
                                                              --------------
LUXEMBOURG--0.1%
  Tyco International Group SA
    6.375%, 6/15/05.................  A-                500          466,250
                                                              --------------
POLAND--0.1%
  TPSA Finance BV 144A 7.75%,
    12/10/08 (d)....................  BBB               355          331,038
                                                              --------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $1,914,892).............................        1,749,198
                                                              --------------

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                   SHARES         VALUE
                                                 -----------   ------------
COMMON STOCKS--55.4%
BANKS (MAJOR REGIONAL)--2.1%
  Mellon Financial Corp.......................        53,400   $  1,818,937
  Wells Fargo Co..............................       206,000      8,330,125
                                                               ------------
                                                                 10,149,062
                                                               ------------
BANKS (MONEY CENTER)--1.2%
  Bank of America Corp........................       115,074      5,775,276
                                                               ------------
BEVERAGES (NON-ALCOHOLIC)--1.2%
  PepsiCo, Inc................................       156,000      5,499,000
                                                               ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.5%
  AMFM, Inc. (b)..............................        33,000      2,582,250
  AT&T Corp.- Liberty Media Group Class A
    (b).......................................       219,200     12,439,600
  CBS Corp. (b)...............................        63,300      4,047,244
  Clear Channel Communications, Inc. (b)......        27,600      2,463,300
                                                               ------------
                                                                 21,532,394
                                                               ------------
COMMUNICATIONS EQUIPMENT--2.0%
  General Motors Corp. Class H (b)............        28,900      2,774,400
  Motorola, Inc...............................        18,000      2,650,500
  Tellabs, Inc. (b)...........................        66,800      4,287,725
                                                               ------------
                                                                  9,712,625
                                                               ------------
COMPUTERS (HARDWARE)--5.0%
  Dell Computer Corp. (b).....................       110,800      5,650,800
  International Business Machines Corp........        86,000      9,288,000
  Sun Microsystems, Inc. (b)..................       111,800      8,657,512
                                                               ------------
                                                                 23,596,312
                                                               ------------
COMPUTERS (NETWORKING)--3.1%
  Cisco Systems, Inc. (b).....................       140,000     14,997,500
                                                               ------------
COMPUTERS (SOFTWARE & SERVICES)--4.5%
  America Online, Inc. (b)....................        71,600      5,401,325
  Microsoft Corp. (b).........................       138,600     16,181,550
                                                               ------------
                                                                 21,582,875
                                                               ------------
CONSUMER FINANCE--0.5%
  Capital One Financial Corp..................        50,000      2,409,375
                                                               ------------
DISTRIBUTORS (FOOD & HEALTH)--0.6%
  Cardinal Health, Inc........................        57,800      2,767,175
                                                               ------------
ELECTRIC COMPANIES--0.4%
  Duke Energy Corp............................        37,000      1,854,625
                                                               ------------
ELECTRICAL EQUIPMENT--2.5%
  General Electric Co.........................        76,400     11,822,900
                                                               ------------
ELECTRONICS (INSTRUMENTATION)--0.3%
  Waters Corp. (b)............................        30,000      1,590,000
                                                               ------------
ELECTRONICS (SEMICONDUCTORS)--2.4%
  Intel Corp..................................       137,400     11,309,738
                                                               ------------
FINANCIAL (DIVERSIFIED)--4.7%
  Citigroup, Inc..............................       161,375      8,966,398
  Freddie Mac.................................        59,800      2,814,338
  Morgan Stanley Dean Witter & Co.............        75,900     10,834,725
                                                               ------------
                                                                 22,615,461
                                                               ------------
HEALTH CARE (DIVERSIFIED)--1.5%
  American Home Products Corp.................        26,400      1,041,150
  Bristol-Myers Squibb Co.....................        98,000      6,290,375
                                                               ------------
                                                                  7,331,525
                                                               ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.8%
  Pfizer, Inc.................................       134,300      4,356,356
  Schering-Plough Corp........................       102,400      4,320,000
                                                               ------------
                                                                  8,676,356
                                                               ------------
                                                   SHARES         VALUE
                                                 -----------   ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
  Bard (C.R.), Inc............................        31,000   $  1,643,000
  Baxter International, Inc...................        61,800      3,881,813
                                                               ------------
                                                                  5,524,813
                                                               ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.8%
  Fort James Corp.............................        14,400        394,200
  Kimberly-Clark Corp.........................        16,000      1,044,000
  Procter & Gamble Co. (The)..................        66,000      7,231,125
                                                               ------------
                                                                  8,669,325
                                                               ------------
INSURANCE (MULTI-LINE)--1.5%
  American International Group, Inc...........        64,562      6,980,766
                                                               ------------
LODGING-HOTELS--0.7%
  Carnival Corp...............................        66,200      3,165,188
                                                               ------------
MANUFACTURING (DIVERSIFIED)--1.6%
  Tyco International Ltd......................       198,800      7,728,350
                                                               ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.9%
  Halliburton Co..............................        37,200      1,497,300
  Schlumberger Ltd............................        24,500      1,378,125
  Transocean Sedco Forex, Inc.................        34,743      1,170,405
                                                               ------------
                                                                  4,045,830
                                                               ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.5%
  Anadarko Petroleum Corp.....................        67,000      2,286,375
                                                               ------------
OIL (DOMESTIC INTEGRATED)--0.6%
  Conoco, Inc. Class A........................       116,000      2,871,000
                                                               ------------
PAPER & FOREST PRODUCTS--0.2%
  Georgia-Pacific Group.......................         5,500        279,125
  International Paper Co......................        14,000        790,125
                                                               ------------
                                                                  1,069,250
                                                               ------------
RETAIL (BUILDING SUPPLIES)--1.5%
  Home Depot, Inc. (The)......................       105,150      7,209,347
                                                               ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.3%
  Tandy Corp..................................        26,400      1,298,550
                                                               ------------
RETAIL (FOOD CHAINS)--0.3%
  Safeway, Inc. (b)...........................        38,500      1,369,156
                                                               ------------
RETAIL (GENERAL MERCHANDISE)--2.2%
  Wal-Mart Stores, Inc........................       152,300     10,527,738
                                                               ------------
RETAIL (SPECIALTY)--0.4%
  Staples, Inc. (b)...........................        98,400      2,041,800
                                                               ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.5%
  AT&T Corp...................................       128,160      6,504,120
  MCI WorldCom, Inc. (b)......................        98,307      5,216,415
                                                               ------------
                                                                 11,720,535
                                                               ------------
TELEPHONE--0.8%
  SBC Communications, Inc.....................        82,400      4,017,000
                                                               ------------
TEXTILES (APPAREL)--0.1%
  Tommy Hilfiger Corp. (b)....................        16,000        373,000
                                                               ------------
TOTAL COMMON STOCKS
  (Identified cost $172,092,980)............................    264,120,222
                                                               ------------
FOREIGN COMMON STOCKS--3.5%
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.5%
  Elan Corp. PLC Sponsored ADR (Ireland)
    (b).......................................        72,400      2,135,800
                                                               ------------
OIL (INTERNATIONAL INTEGRATED)--1.8%
  BP Amoco PLC Sponsored ADR (United
    Kingdom)..................................       147,132      8,726,767
                                                               ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.2%
  Vodafone AirTouch PLC Sponsored ADR (United
    Kingdom)..................................       118,250      5,853,375
                                                               ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $10,702,610).............................     16,715,942
                                                               ------------

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


                                                   SHARES         VALUE
                                                 -----------   ------------
UNIT INVESTMENT TRUSTS--1.3%
  S&P 500 Depository Receipts.................        41,600   $  6,110,000
                                                               ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $5,465,926)..............................      6,110,000
                                                               ------------
WARRANTS--0.0%
FOREIGN GOVERNMENT--0.0%
  Republic of Argentina Warrants (Argentina)
    (b).......................................         1,118          2,376
                                                               ------------
TOTAL WARRANTS
  (Identified cost $0)......................................          2,376
                                                               ------------
TOTAL LONG-TERM INVESTMENTS--97.9%
  (Identified cost $374,303,973)............................    466,761,764
                                                               ------------

                                          STANDARD
                                          & POOR'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)       VALUE
                                         -----------   ------   ------------
SHORT-TERM OBLIGATIONS--1.6%
COMMERCIAL PAPER--1.0%
  Ford Motor Credit Co. 4.79%,
    1/7/00.............................  A-1+          $4,470   $  4,466,431
                                                                ------------
FEDERAL AGENCY SECURITIES--0.1%
  Fannie Mae Discount Note 5.75%,
    1/20/00............................                   155        154,530
  Fannie Mae Discount Note 5.75%,
    1/24/00............................                   371        369,637
                                                                ------------
                                                                     524,167
                                                                ------------
FEDERAL AGENCY SECURITIES--VARIABLE--0.5%
  FNMA (final maturity 2/24/00)........                 2,500      2,479,225
                                                                ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $7,469,823)...............................      7,469,823
                                                                ------------
TOTAL INVESTMENTS--99.5%
  (Identified cost $381,773,796).............................    474,231,587(a)
  Cash and receivables, less liabilities--0.5%...............      2,476,930
                                                                ------------
NET ASSETS--100.0%...........................................   $476,708,517
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $103,840,890 and gross depreciation of $12,051,984 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $382,442,681.
(b)                   Non-income producing.
(c)                   As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $7,315,627 or 1.50% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $381,773,796).............................................    $474,231,587
Cash........................................................           4,175
Receivables
  Interest and dividends....................................       3,099,575
  Fund shares sold..........................................          61,091
Prepaid expenses............................................           7,242
                                                                ------------
    Total assets............................................     477,403,670
                                                                ------------
LIABILITIES
Payables
  Fund shares repurchased...................................         282,459
  Investment advisory fee...................................         230,786
  Financial agent fee.......................................          19,635
  Trustees' fee.............................................           6,958
Accrued expenses............................................         155,315
                                                                ------------
    Total liabilities.......................................         695,153
                                                                ------------
NET ASSETS..................................................    $476,708,517
                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $378,797,759
  Undistributed net investment income.......................         510,785
  Accumulated net realized gain.............................       4,942,182
  Net unrealized appreciation...............................      92,457,791
                                                                ------------
NET ASSETS..................................................    $476,708,517
                                                                ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      29,457,670
                                                                ============
Net asset value and offering price per share................    $      16.18
                                                                ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $11,556,272
  Dividends.................................................      2,224,406
  Foreign taxes withheld....................................        (19,567)
                                                                -----------
    Total investment income.................................     13,761,111
                                                                -----------
EXPENSES
  Investment advisory fee...................................      2,726,792
  Financial agent fee.......................................        317,859
  Custodian.................................................         94,569
  Printing..................................................         92,357
  Professional..............................................         36,920
  Trustees..................................................         16,286
  Miscellaneous.............................................         26,088
                                                                -----------
    Total expenses..........................................      3,310,871
                                                                -----------
NET INVESTMENT INCOME.......................................     10,450,240
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     25,038,426
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     14,475,995
                                                                -----------
NET GAIN ON INVESTMENTS.....................................     39,514,421
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $49,964,661
                                                                ===========

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                                  12/31/99           12/31/98
                                                                ------------    -------------------
FROM OPERATIONS
  Net investment income (loss)..............................    $ 10,450,240       $  8,822,688
  Net realized gain (loss)..................................      25,038,426         19,330,598
  Net change in unrealized appreciation (depreciation)......      14,475,995         57,110,856
                                                                ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      49,964,661         85,264,142
                                                                ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (10,436,738)        (8,371,532)
  Net realized gains........................................     (23,588,155)       (31,140,159)
                                                                ------------       ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (34,024,893)       (39,511,691)
                                                                ------------       ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,823,884 and 3,651,580
    shares, respectively)...................................      44,863,751         52,916,356
  Net asset value of shares issued from reinvestment of
    distributions(2,122,394 and 2,607,238 shares,
    respectively)...........................................      34,024,893         39,511,691
  Cost of shares repurchased (6,225,713 and 5,904,172
    shares, respectively)...................................     (99,016,572)       (86,285,937)
                                                                ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     (20,127,928)         6,142,110
                                                                ------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      (4,188,160)        51,894,561
NET ASSETS
  Beginning of period.......................................     480,896,677        429,002,116
                                                                ------------       ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $510,785 AND $487,041, RESPECTIVELY)...    $476,708,517       $480,896,677
                                                                ============       ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    YEAR ENDED DECEMBER 31,
                                                                    1999         1998         1997         1996         1995
                                                                   ------       ------       ------       ------       ------
Net asset value, beginning of period........................       $15.65       $14.12       $13.65       $13.63       $12.68
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.36         0.29         0.32         0.32         0.45
  Net realized and unrealized gain (loss)...................         1.36         2.57         2.46         0.91         1.84
                                                                   ------       ------       ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS........................         1.72         2.86         2.78         1.23         2.29
                                                                   ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.36)       (0.28)       (0.33)       (0.31)       (0.45)
  Dividends from net realized gains.........................        (0.83)       (1.05)       (1.98)       (0.90)       (0.89)
                                                                   ------       ------       ------       ------       ------
    TOTAL DISTRIBUTIONS.....................................        (1.19)       (1.33)       (2.31)       (1.21)       (1.34)
                                                                   ------       ------       ------       ------       ------
CHANGE IN NET ASSET VALUE...................................         0.53         1.53         0.47         0.02         0.95
                                                                   ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD..............................       $16.18       $15.65       $14.12       $13.65       $13.63
                                                                   ======       ======       ======       ======       ======

Total return................................................        11.26%       20.79%       20.73%        9.05%       18.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................       $476,709     $480,897     $429,002     $374,244     $353,838
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         0.70%        0.68%        0.71%        0.70%        0.67%(1)
  Net investment income.....................................         2.21%        1.97%        2.09%        2.26%        3.28%
Portfolio turnover rate.....................................           65%         139%         368%         287%         170%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

INVESTMENT OBJECTIVE

    The Phoenix-Seneca Mid Cap Growth Series is appropriate for investors seeking long-term capital appreciation. The Fund primarily invests in companies with small- to mid-size capitalizations, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity, and increased competitive threat.

INVESTMENT ADVISER'S REPORT

    For the year ended December 31, 1999, the Fund returned 45.62% compared with a return of 14.72% for our benchmark, the S&P MidCap 400 Index(1). Investors should consider all performance periods and the effect of the past 12 months' strong stock market when evaluating funds. All performance figures assume reinvestment of dividends and are net of sales charges.

    The portfolio suffered in the first quarter of the year as the market was led by such stocks as Charles Schwab and Yahoo!, which we were precluded from owning in the portfolio due to their large size and high valuations. In addition, earnings disappointments in several technology holdings were responsible for disappointing performance during the quarter.

    Performance was also negatively impacted by our health-care holdings as Centocor, Elan, Mylan Labs, and Omnicare turned in disappointing results in the first half. In most cases, fundamentals were less of a problem than negative investor sentiment. By the end of the second quarter, we had sold off all of our health-care positions. During the negative third quarter, our portfolio risk controls, primarily our valuation discipline, helped the portfolio outperform on a relative basis.

    An emphasis on technology stocks, whose overweighting increased throughout the year, and positive stock selection across several sectors were responsible for our significant outperformance in the fourth quarter. Stocks such as Applied Microcircuits, E-Tek Dynamic, and SDL, Inc. produced 100%+ returns. Stock selection within the health-care and energy sectors also helped performance. Our only health-care holding, MedImmune, was one of the top-performing stocks. In addition, our energy holdings were in the drilling and oil field equipment industries and outperformed on a relative basis.

OUTLOOK

    We believe interest rates will continue to rise in 2000 as the Federal Reserve does battle with the economy, but this upward bias should end by midyear, when we expect to see a concrete slowing of the economy. Thus, the first part of the year will probably be difficult for both stocks and bonds. Equities should fare better in the second half, with the S&P's return closer to 10%, rather than the 20%+ to which investor have become accustomed. With little to no multiple expansion likely, stocks will have to trade on earnings, which should come in somewhere between 8-12% for the S&P. We also expect the bifurcation of growth and value stocks to persist, which will cause market breadth to remain poor.

    We believe many exciting growth stories will continue to come from the technology sector and, therefore, expect the portfolio to remain overweighted in this area. However, we will continue to explore growth elsewhere as well. Sectors such as consumer staples, an area with some interesting growth stories and attractive valuations, and oil services, which should see good growth due to improved global GDP, may offer significant growth opportunities in 2000.

(1) The S&P MidCap 400 Index is an unmanaged, commonly used measure of mid-cap stock total return performance. The Index is not available for direct investment.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MID-CAP GROWTH SERIES  S&P MIDCAP 400 INDEX(1)
3/2/98               $10,000.00               $10,000.00
12/31/98             $12,175.09               $11,220.92
12/31/99             $17,728.97               $12,872.76

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                              FROM
                                                                             INCEPTION
                                                                             3/2/98 TO
                                                                1 YEAR       12/31/99
--------------------------------------------------------------------------------------
Mid-Cap Growth Series                                           45.62%         36.67%
--------------------------------------------------------------------------------------
S&P MidCap 400 Index(1)                                         14.72%         14.77%
--------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P MidCap 400 Index is an unmanaged, commonly used measure of total return performance of mid-capitalization companies. The Index is not available for direct investment.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


                                                     SHARES       VALUE
                                                     -------   -----------
COMMON STOCKS--91.6%
BANKS (MAJOR REGIONAL)--2.3%
  Comerica, Inc...................................    10,955   $   511,462
                                                               -----------
BANKS (REGIONAL)--3.2%
  UnionBanCal Corp................................    17,580       693,311
                                                               -----------
BIOTECHNOLOGY--3.9%
  MedImmune, Inc. (b).............................     5,090       844,304
                                                               -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--9.8%
  AMFM, Inc. (b)..................................     9,030       706,597
  Adelphia Communications Corp. Class A (b).......     9,770       641,156
  EchoStar Communications Corp. (b)...............     7,180       700,050
  Spanish Broadcasting System, Inc. Class A (b)...     2,620       105,455
                                                               -----------
                                                                 2,153,258
                                                               -----------
COMMUNICATIONS EQUIPMENT--8.1%
  American Tower Corp. Class A (b)................    19,700       602,081
  Comverse Technology, Inc. (b)...................     4,685       678,154
  Scientific-Atlanta, Inc.........................     8,940       497,287
                                                               -----------
                                                                 1,777,522
                                                               -----------
COMPUTERS (HARDWARE)--6.0%
  Copper Mountain Networks, Inc. (b)..............    10,380       506,025
  Extreme Networks, Inc. (b)......................     9,540   $   796,590
                                                               -----------
                                                                 1,302,615
                                                               -----------

                                                     SHARES       VALUE
                                                     -------   -----------
COMPUTERS (SOFTWARE & SERVICES)--5.2%
  VERITAS Software Corp. (b)......................     4,980       712,762
  Vignette Corp. (b)..............................     2,670       435,210
                                                               -----------
                                                                 1,147,972
                                                               -----------
ELECTRICAL EQUIPMENT--4.1%
  SPX Corp. (b)...................................     7,820       631,954
  Universal Electronics, Inc. (b).................     5,790       266,340
                                                               -----------
                                                                   898,294
                                                               -----------
ELECTRONICS (SEMICONDUCTORS)--23.4%
  Applied Micro Circuits Corp. (b)................     5,990       762,227
  E-Tek Dynamics, Inc. (b)........................     6,220       837,368
  Fairchild Semiconductor Corp. (b)...............    19,170       570,308
  LSI Logic Corp. (b).............................    11,470       774,225
  PMC-Sierra, Inc. (b)............................     5,580       894,544
  SDL, Inc. (b)...................................     2,830       616,940
  Xilinx, Inc. (b)................................    14,360       652,931
                                                               -----------
                                                                 5,108,543
                                                               -----------
EQUIPMENT (SEMICONDUCTOR)--4.0%
  KLA-Tencor Corp. (b)............................     7,810       869,839
                                                               -----------

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

                                                     SHARES       VALUE
                                                     -------   -----------
INSURANCE (PROPERTY-CASUALTY)--2.4%
  MGIC Investment Corp............................     8,730   $   525,437
                                                               -----------
OIL & GAS (DRILLING & EQUIPMENT)--7.2%
  Nabors Industries, Inc. (b).....................    25,400       785,813
  Weatherford International, Inc. (b).............    19,470       777,583
                                                               -----------
                                                                 1,563,396
                                                               -----------
PAPER & FOREST PRODUCTS--5.3%
  Mead Corp. (The)................................    14,410       625,934
  Smurfit-Stone Container Corp. (b)...............    21,590       528,955
                                                               -----------
                                                                 1,154,889
                                                               -----------
SERVICES (COMMERCIAL & CONSUMER)--4.8%
  Convergys Corp..................................    17,350       533,513
  Crown Castle International Corp. (b)............    16,270       522,674
                                                               -----------
                                                                 1,056,187
                                                               -----------
SERVICES (DATA PROCESSING)--1.9%
  Concord EFS, Inc. (b)...........................    16,300       419,725
                                                               -----------
TOTAL COMMON STOCKS
  (Identified cost $14,669,307).............................    20,026,754
                                                               -----------
FOREIGN COMMON STOCKS--3.5%
BROADCASTING (TELEVISION, RADIO & CABLE)--1.5%
  NDS Group PLC Sponsored ADR (United Kingdom)
    (b)...........................................    10,790       329,095
                                                               -----------
EQUIPMENT (SEMICONDUCTOR)--2.0%
  Chartered Semiconductor Manufacturing Ltd. ADR
    (Singapore)...................................     6,010       438,730
                                                               -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $587,177)................................       767,825
                                                               -----------
TOTAL LONG-TERM INVESTMENTS--95.1%
  (Identified cost $15,256,484).............................    20,794,579
                                                               -----------

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (UNAUDITED)    (000)        VALUE
                                          -----------   --------   -----------
SHORT-TERM OBLIGATIONS--7.9%
COMMERCIAL PAPER--4.0%
  Koch Industries, Inc. 7.50%, 1/3/00...  A-1+            $865     $   864,640
                                                                   -----------
FEDERAL AGENCY SECURITIES--3.9%
  Freddie Mac Discount Note 1.28%,
    1/3/00..............................                   850         849,939
                                                                   -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,714,579)..................................     1,714,579
                                                                   -----------
TOTAL INVESTMENTS--103.0%
  (Identified cost $16,971,063).................................    22,509,158(a)
  Cash and receivables, less liabilities--(3.0%)................      (652,281)
                                                                   -----------
NET ASSETS--100.0%..............................................   $21,856,877
                                                                   ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,713,427 and gross depreciation of $176,955 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $16,972,686.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $16,971,063)..............................................    $22,509,158
Cash........................................................          4,488
Receivables
  Investment securities sold................................        321,184
  Fund shares sold..........................................        165,373
  Interest and dividends....................................          6,754
  Receivable from advisor...................................          2,163
Prepaid expenses............................................            110
                                                                -----------
    Total assets............................................     23,009,230
                                                                -----------
LIABILITIES
Payables
  Investment securities purchased...........................      1,086,687
  Fund shares repurchased...................................          9,246
  Trustees' fee.............................................          6,958
  Financial agent fee.......................................          5,952
Accrued expenses............................................         43,510
                                                                -----------
    Total liabilities.......................................      1,152,353
                                                                -----------
NET ASSETS..................................................    $21,856,877
                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $14,915,035
  Accumulated net realized gain.............................      1,403,747
  Net unrealized appreciation...............................      5,538,095
                                                                -----------
NET ASSETS..................................................    $21,856,877
                                                                ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,264,840
                                                                ===========
Net asset value and offering price per share................    $     17.28
                                                                ===========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $   45,932
  Dividends.................................................        33,775
                                                                ----------
    Total investment income.................................        79,707
                                                                ----------
EXPENSES
  Investment advisory fee...................................        88,936
  Financial agent fee.......................................        57,539
  Printing..................................................        21,246
  Professional..............................................        18,293
  Custodian.................................................        16,945
  Trustees..................................................        16,302
  Miscellaneous.............................................         7,243
                                                                ----------
    Total expenses..........................................       226,504
    Less expense borne by investment adviser................      (109,771)
                                                                ----------
    Net expenses............................................       116,733
                                                                ----------
NET INVESTMENT INCOME.......................................       (37,026)
                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     2,130,838
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     4,123,355
                                                                ----------
NET GAIN ON INVESTMENTS.....................................     6,254,193
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $6,217,167
                                                                ==========

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FROM INCEPTION
                                                                YEAR ENDED          3/2/98 TO
                                                                 12/31/99           12/31/98
                                                                -----------    -------------------
FROM OPERATIONS
  Net investment income (loss)..............................    $   (37,026)       $     5,783
  Net realized gain (loss)..................................      2,130,838           (172,597)
  Net change in unrealized appreciation (depreciation)......      4,123,355          1,414,740
                                                                -----------        -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      6,217,167          1,247,926
                                                                -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --             (5,783)
  Net realized gains........................................       (517,468)              (697)
                                                                -----------        -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................       (517,468)            (6,480)
                                                                -----------        -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (937,074 and 958,184
    shares).................................................     12,531,550          9,826,161
  Net asset value of shares issued from reinvestment of
    distributions (30,619 and 557 shares)...................        517,469              6,480
  Cost of shares repurchased (352,061 and 309,533
    shares).................................................     (4,788,985)        (3,176,943)
                                                                -----------        -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      8,260,034          6,655,698
                                                                -----------        -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     13,959,733          7,897,144
NET ASSETS
  Beginning of period.......................................      7,897,144                 --
                                                                -----------        -----------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF $0 AND ($697), RESPECTIVELY).......    $21,856,877        $ 7,897,144
                                                                ===========        ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               FROM INCEPTION
                                                                YEAR ENDED        3/2/98 TO
                                                                 12/31/99         12/31/98
                                                                -----------    ---------------
Net asset value, beginning of period........................      $12.16           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................          --(4)        0.01(4)
  Net realized and unrealized gain (loss)...................        5.54             2.16
                                                                  ------           ------
    TOTAL FROM INVESTMENT OPERATIONS........................        5.54             2.17
                                                                  ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................          --            (0.01)
  Dividents from net realized gains.........................       (0.42)              --
                                                                  ------           ------
    TOTAL DISTRIBUTIONS.....................................       (0.42)           (0.01)
                                                                  ------           ------
CHANGE IN NET ASSET VALUE...................................        5.12             2.16
                                                                  ------           ------
NET ASSET VALUE, END OF PERIOD..............................      $17.28           $12.16
                                                                  ======           ======
Total return................................................       45.62%           21.75%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................     $21,857           $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3)....................................        1.05%            1.05%(1)
  Net investment income (loss)..............................       (0.33)%           0.15%(1)
Portfolio turnover rate.....................................         169%             127%(2)

         (1)          Annualized.
         (2)          Not annualized.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.04% and 2.82% for the periods ended
                      December 31, 1999 and 1998, respectively.
         (4)          Computed using average shares outstanding.

                       See Notes to Financial Statements

                     PHOENIX-SENECA STRATEGIC THEME SERIES

INVESTMENT OBJECTIVE

    The Fund seeks long-term capital appreciation through investments in common stocks.

INVESTMENT ADVISER'S REPORT

    The Fund had very good results, returning 54.98% compared with a return of 21.14% for the S&P 500 Index.** All performance figures assume reinvestment of distributions and are net of sales charges. Investors should consider all performance periods and the effect of the past 12 months' strong stock market when evaluating funds.

    Technology was definitely the hands-down winning sector of the year. Our portfolio was overweighted in this sector over the course of 1999. It is worth noting that we did not own some of the top performers in the S&P 500 due to valuation concerns. Rather, the portfolio management team focused on selecting companies that we believe had superior earnings momentum. Wireless digital data communications was one of our "themes" that produced winners, such as EchoStar, Nokia, and Nortel, some of the Fund's best performers for the year. While many exciting growth stories will continue to come from the technology sector and, therefore, the portfolio will probably remain overweighted in this area, we will also continue to explore growth elsewhere. For example, within the financial sector, Morgan Stanley Dean Witter, one of our top holdings, produced technology-like returns.

OUTLOOK

    We believe interest rates will continue to rise in 2000 as the Federal Reserve does battle with the economy, but this upward bias should end by midyear, when we expect to see a concrete slowing of the economy. Thus, the first part of the year will probably be difficult for both stocks and bonds. Equities should fare better in the second half, with the S&P's return closer to 10%, rather than the 20%+ to which investor have become accustomed. With little to no multiple expansion likely, stocks will have to trade on earnings, which should come in somewhere between 8-12% for the S&P. We also expect the bifurcation of growth and value stocks to persist, which will cause market breadth to remain poor.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STRATEGIC THEME SERIES  S & P MIDCAP 400 INDEX*  S & P 500 INDEX**
1/29/1996               $10,000.00               $10,000.00         $10,000.00
12/31/1996              $11,032.99               $11,959.38         $12,144.20
12/31/1997              $12,926.76               $15,818.21         $16,197.39
12/31/1998              $18,703.89               $18,841.30         $20,855.20
12/31/1999              $28,986.63               $21,614.95         $25,262.96

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                              FROM
                                                                             INCEPTION
                                                                             1/29/96
                                                                               TO
                                                                1 YEAR       12/31/99
--------------------------------------------------------------------------------------
Strategic Theme Series                                          54.98%         31.16%
--------------------------------------------------------------------------------------
S&P Midcap 400 Index*                                           14.72%         21.71%
--------------------------------------------------------------------------------------
S&P 500 Index**                                                 21.14%         26.65%
--------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/29/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P MidCap 400 Index is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion.

** The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance. The Index is not available for direct investment.

                     PHOENIX-SENECA STRATEGIC THEME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


                                                   SHARES         VALUE
                                                 -----------   ------------
COMMON STOCKS--83.1%
BROADCASTING (TELEVISION, RADIO & CABLE)--7.2%
  AMFM, Inc. (b)..............................        42,500   $  3,325,625
  EchoStar Communications Corp. (b)...........        96,800      9,438,000
                                                               ------------
                                                                 12,763,625
                                                               ------------
CHEMICALS--3.0%
  Dow Chemical Co. (The)......................        40,400      5,398,450
                                                               ------------
COMMUNICATIONS EQUIPMENT--9.5%
  General Motors Corp. Class H (b)............        86,000      8,256,000
  Motorola, Inc...............................        58,000      8,540,500
                                                               ------------
                                                                 16,796,500
                                                               ------------
COMPUTERS (HARDWARE)--8.4%
  Extreme Networks, Inc. (b)..................        58,050      4,847,175
  Sun Microsystems, Inc. (b)..................       130,000     10,066,875
                                                               ------------
                                                                 14,914,050
                                                               ------------
COMPUTERS (SOFTWARE & SERVICES)--3.3%
  Microsoft Corp. (b).........................        49,400      5,767,450
                                                               ------------
ELECTRICAL EQUIPMENT--2.8%
  General Electric Co.........................        32,300      4,998,425
                                                               ------------
ELECTRONICS (SEMICONDUCTORS)--13.6%
  Analog Devices, Inc. (b)....................        74,000      6,882,000
  Intel Corp..................................        42,700      3,514,744
  LSI Logic Corp. (b).........................        93,020      6,278,850
  Texas Instruments, Inc......................        76,240      7,385,750
                                                               ------------
                                                                 24,061,344
                                                               ------------
EQUIPMENT (SEMICONDUCTOR)--8.9%
  Applied Materials, Inc. (b).................        70,900      8,982,144
  Teradyne, Inc. (b)..........................       103,200      6,811,200
                                                               ------------
                                                                 15,793,344
                                                               ------------
FINANCIAL (DIVERSIFIED)--6.0%
  Citigroup, Inc..............................        73,430      4,079,954
  Morgan Stanley Dean Witter & Co.............        46,100      6,580,775
                                                               ------------
                                                                 10,660,729
                                                               ------------
HEALTH CARE (DIVERSIFIED)--2.2%
  Johnson & Johnson...........................        42,700      3,976,437
                                                               ------------
MANUFACTURING (DIVERSIFIED)--3.7%
  Corning, Inc................................        50,400      6,498,450
                                                               ------------
OIL & GAS (DRILLING & EQUIPMENT)--3.3%
  Halliburton Co..............................       145,300      5,848,325
                                                               ------------

                                                   SHARES         VALUE
                                                 -----------   ------------
RETAIL (BUILDING SUPPLIES)--1.2%
  Home Depot, Inc. (The)......................        30,000   $  2,056,875
                                                               ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--7.4%
  Nextel Communications, Inc. Class A (b).....        69,000      7,115,625
  Sprint Corp. (PCS Group) (b)................        58,000      5,945,000
                                                               ------------
                                                                 13,060,625
                                                               ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.6%
  MCI WorldCom, Inc. (b)......................        88,200      4,680,113
                                                               ------------
TOTAL COMMON STOCKS
  (Identified cost $100,205,264)............................    147,274,742
                                                               ------------
FOREIGN COMMON STOCKS--11.3%
COMMUNICATIONS EQUIPMENT--11.3%
  Nokia Oyj Sponsored ADR (Finland)...........        57,520     10,928,800
  Nortel Networks Corp. (Canada)..............        90,000      9,090,000
                                                               ------------
                                                                 20,018,800
                                                               ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $9,312,687)..............................     20,018,800
                                                               ------------
TOTAL LONG-TERM INVESTMENTS--94.4%
  (Identified cost $109,517,951)............................    167,293,542
                                                               ------------

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)
                                         -----------   --------
SHORT-TERM OBLIGATIONS--8.3%
COMMERCIAL PAPER--7.4%
  Koch Industries, Inc. 4.50%,
    1/3/00.............................  A-1+           $6,960      6,958,260
  Pitney Bowes, Inc. 6.60%, 1/4/00.....  A-1+            2,500      2,498,625
  Ford Motor Credit Co. 6.35%,
    1/12/00............................  A-1             3,500      3,493,209
  General Electric Capital Corp 6.30%,
    2/2/00.............................  A-1+              250        248,600
                                                                  -----------
                                                                   13,198,694
                                                                  -----------
FEDERAL AGENCY SECURITIES--VARIABLE--0.9%
  FNMA 5.54% (final maturity
    2/24/00)...........................                  1,600      1,586,704
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $14,785,398)................................    14,785,398
                                                                  -----------
TOTAL INVESTMENTS--102.7%
  (Identified cost $124,303,349)...............................   182,078,940(a)
  Cash and receivables, less liabilities--(2.7%)...............    (4,728,210)
                                                                  -----------
NET ASSETS--100.0%.............................................   $177,350,730
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $59,153,978 and gross depreciation of $1,378,387 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $124,303,349.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                     PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $124,303,349).............................................    $182,078,940
Cash........................................................             485
Receivables
  Fund shares sold..........................................         303,355
  Dividends and interest....................................          53,158
Prepaid expenses............................................           1,096
                                                                ------------
    Total assets............................................     182,437,034
                                                                ------------
LIABILITIES
Payables
  Investment securities purchased...........................       4,891,869
  Fund shares repurchased...................................           5,424
  Investment advisory fee...................................         103,895
  Financial agent fee.......................................          14,309
  Trustees' fee.............................................           6,958
Accrued expenses............................................          63,849
                                                                ------------
    Total liabilities.......................................       5,086,304
                                                                ------------
NET ASSETS..................................................    $177,350,730
                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $123,904,272
  Accumulated net realized loss.............................      (4,329,133)
  Net unrealized appreciation...............................      57,775,591
                                                                ------------
NET ASSETS..................................................    $177,350,730
                                                                ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       8,777,490
                                                                ============
Net asset value and offering price per share................    $      20.21
                                                                ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $   495,867
  Interest..................................................        419,090
                                                                -----------
    Total investment income.................................        914,957
                                                                -----------
EXPENSES
  Investment advisory fee...................................        868,675
  Financial agent fee.......................................        140,893
  Printing..................................................         33,245
  Custodian.................................................         30,226
  Professional..............................................         18,680
  Trustees..................................................         16,500
  Miscellaneous.............................................          9,508
                                                                -----------
    Total expenses..........................................      1,117,727
                                                                -----------
NET INVESTMENT LOSS.........................................       (202,770)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     13,199,048
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     42,719,485
                                                                -----------
NET GAIN ON INVESTMENTS.....................................     55,918,533
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $55,715,763
                                                                ===========

                       See Notes to Financial Statements

                     PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED      YEAR ENDED
                                                                  12/31/99        12/31/98
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)..............................    $   (202,770)   $     (5,345)
  Net realized gain (loss)..................................      13,199,048      10,385,680
  Net change in unrealized appreciation (depreciation)......      42,719,485      12,160,802
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      55,715,763      22,541,137
                                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................              --              --
  Net realized gains........................................     (17,567,336)     (4,406,657)
  In excess of net realized gains...........................      (4,126,364)             --
  Tax return of capital.....................................      (3,466,970)             --
                                                                ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (25,160,670)     (4,406,657)
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,545,105 and 1,899,576
    shares, respectively)...................................      81,164,325      24,310,681
  Net asset value of shares issued from reinvestment of
    distributions (1,301,555 and 289,988 shares,
    respectively)...........................................      25,160,670       4,406,657
  Cost of shares repurchased (1,945,704 and 1,521,202
    shares, respectively)...................................     (34,627,074)    (19,373,613)
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      71,697,921       9,343,725
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     102,253,014      27,478,205
NET ASSETS
  Beginning of period.......................................      75,097,716      47,619,511
                                                                ------------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $0, RESPECTIVELY)...............    $177,350,730    $ 75,097,716
                                                                ============    ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                               --------------------------------------------         1/29/96 TO
                                                                  1999             1998             1997             12/31/96
                                                               ----------       ----------       ----------       ---------------
Net asset value, beginning of period.......................      $15.40           $11.32           $10.98             $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................          --             0.01             0.05               0.04
  Net realized and unrealized gain (loss)..................        8.19             5.03             1.82               0.99
                                                                 ------           ------           ------             ------
    TOTAL FROM INVESTMENT OPERATIONS.......................        8.19             5.04             1.87               1.03
                                                                 ------           ------           ------             ------
LESS DISTRIBUTIONS
  Dividends from net investment income.....................          --            (0.01)           (0.05)             (0.04)
  Dividends from net realized gains........................       (2.36)           (0.95)           (1.16)                --
  In excess of net realized gains..........................       (0.55)              --            (0.31)                --
  Tax return of capital....................................       (0.47)              --            (0.01)             (0.01)
                                                                 ------           ------           ------             ------
    TOTAL DISTRIBUTIONS....................................       (3.38)           (0.96)           (1.53)             (0.05)
                                                                 ------           ------           ------             ------
CHANGE IN NET ASSET VALUE..................................        4.81             4.08             0.34               0.98
                                                                 ------           ------           ------             ------
NET ASSET VALUE, END OF PERIOD.............................      $20.21           $15.40           $11.32             $10.98
                                                                 ======           ======           ======             ======
Total return...............................................       54.98%           44.69%           17.16%             10.33%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)......................    $177,351          $75,098          $47,620            $25,972
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)....................................        0.97%            0.99%            1.00%              1.00%(1)
  Net investment income (loss).............................       (0.18)%          (0.01)%           0.42%              0.64%(1)
Portfolio turnover rate....................................         150%             364%             642%               391%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.14%, and 1.28% for the periods ended December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities in countries throughout Asia with the exception of Japan. The fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

INVESTMENT ADVISOR'S REPORT

    For the 12 months ended December 31, 1999, the Fund returned 50.96 % compared with a return of 55.23% for the Fund's benchmark index, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free ex Japan Index(1). Investors should consider all performance periods and the effect of the past 12 months' strong stock market when evaluating performance. All performance figures assume reinvestment of distributions and are net of sales charges.

    A year ago it was difficult to forecast an Asian upturn with any confidence. Markets were on the floor, and it was symptomatic that good quality stocks were trading at a discount to the net cash on their balance sheets. However, governments slowly accepted the necessity of re-structuring, strongly encouraged by the IMF.

    The policy mix has been similar across countries--a mixture of devaluation followed by high interest rates to stabilize currencies and then government spending to stimulate demand. At the same time, governments have addressed some of the core micro-sector problems. The main one has been the accumulation of bad loans, which was the result of poor bank regulation and inadequate competition. Efforts have focused on forcing under-capitalized banks to close, merge, or accept a measure of foreign ownership.

    The shake-up of the banks has obviously had ramifications for indebted customers--those carefree borrowers who once believed they could borrow in cheap U.S. dollars and could ignore the currency risk. Some of the largest corporations have accepted the need for business focus. In this sense, like their Western counterparts, they have moved to sell off non-core activities. However, there are no ready conclusions. Some have gone through the motions and remain over-staffed, riddled with excess capacity and, importantly, still have the same management in charge. These too-big-to-fail companies are usually those with political connections. Small and medium-sized companies, by contrast, have had to adapt as a matter of priority.

    While it has been possible to make a fair guess as to which companies would survive, continued contraction in economies through the late summer last year meant earnings were precarious. Once currencies began to stabilize, however, it was the region's exporters that benefited first. Many markets then leapt through the third quarter as investors returned. Gains were somewhat flattered by the bounce from the low base of markets.

    The past few months have witnessed a succession of upward revisions to growth expectations. Signs of a revival in Japan's economy, coupled with continued strong growth in the U.S., have been positive. Evidence that restructuring is working has also been key. Anecdotal evidence suggests that consumers are becoming more confident too. These factors, along with a weakening outlook for Wall Street, have been sufficient to re-ignite foreign investment in the region. Regional funds have reduced cash positions, while global asset allocators have upped their Asia weightings. This new wave of buying has caused markets to surge.

    Most countries have benefited. Generally, investors have been drawn to markets where restructuring has seen economies turn round fastest. Korea, because of its sorry history of industrial relations and oligarchic conglomerates, has been the main surprise. The government there has led reforms that would have once appeared unthinkable. Banks were sold off to foreigners; stakes released in key companies; and companies told to sell (or swap) assets. The combination of government threat and bluff has rubbed off successfully on corporate attitudes. At last, companies are paying more than lip service to minority shareholders' interest and corporate governance. The management mantra is no longer to be the biggest but to pay down debt and improve returns.

    The Thai government has followed a similar hands-on program, although the corporate landscape there is very different. Its main achievement was the passage of a controversial bankruptcy and foreclosure law, which was the centrepiece of reform commitments made to the IMF. However, the law, which gives creditors more teeth by shortening the legal process for recovery of assets, has needed a test case.

    Some of the best value has been emerging in Singapore. Traditionally, the island's relatively advanced economic development has often served to dull its interest to investors, for faster growth has been available elsewhere. Now its virtues--clean government, tight corporate regulation, and solvent banks--have lent it an advantage. Moreover, the government has pushed forward deregulation and is encouraging more competition. Local banks have been put on notice that restrictions on

                        PHOENIX-ABERDEEN NEW ASIA SERIES

foreign operators will be lifted. Share buy-backs are now permitted. Local and foreign share tranches are being amalgamated. Restructuring and shareholder value have thus become potent themes behind a sharp bounce in earnings.

    In Indonesia, which had been wracked by religious and ethnic violence, the government's managed to close 38 banks, took over seven more, and agreed to bail out nine others. This has been the government's strongest step to revitalise a financial system laid low by non-performing loans. Although this is encouraging news, political uncertainty casts a huge shadow. The first free parliamentary elections in 44 years took just place this June. The absence of violence was a good omen, but the real test is the presidential race--an election to be forged by coalition deal-making rather than in up-country poll booths. The market has stormed ahead.

    Malaysia earned the opprobrium of the investment community after it imposed capital controls last autumn. Yet the government, in spite of the bad press it continues to receive, has moved to clean up its banking sector. The central bank continues to push for a consolidation in the financial sector.

    The Hong Kong exchange has behaved as though recovery were just around the corner. Investors have been scrambling for Internet and telecom stocks that look cheap compared with international peers. Look at the underlying economy, though, and conditions appear bleak. The currency peg has been an impediment to growth. Deprived of the ability to manoeuvre exchange rates, the ex-colony has been battered by high costs (and high real interest rates). Increasingly, it has become dependent on the mainland for growth, but the combination there of price deflation and mounting unemployment has presented Beijing with awkward policy choices. Devaluation is the option that dare not speak its name. Although the threat has been around for a year, it doesn't mean it has evaporated. In the meantime, growth is slowing and fiscal stimulus, after the huge injections of the past couple of years, becomes less feasible.

OUTLOOK

    Asian economies appear to be recovering. Nearly every week brings a fresh upgrade to growth expectations. Markets have seen these revisions as evidence that company earnings will soon recover, but market rises have been indiscriminate. Until a recent sell-off, Indonesia was up 70% on the calendar year--even more if currency appreciation is taken into account.

    Such rapid gains partly reflect the shrunken state of markets post-crisis, in which the effect of relatively small in-flows of capital was immediate and dramatic. Now that markets have gained some depth, progress will naturally be less spectacular. That is not to say markets have become over-bought; but clearly indices cannot continue to surge at the same rate.

    We feel that Asia is probably on the threshold of a new bull phase that could last for some time. However, there are several pre-conditions to be met if markets are to reward investors. Our major reservation is over the pace and sustainability of recovery. Headline growth figures look good, but it is a legitimate concern that governments may already be patting themselves on the back. Equity markets have become a bellwether of success--falsely, because they discount expectations, which can always change. Government support operations in some markets (like Taiwan, Hong Kong and China) are anyway distorting.

    The only excuse for market intervention is that it may allow investor profits to be recycled into higher consumption. That would be good because important indicators like retail sales are still flat. Yet it is an admission of sorts that economies are not as healthy as they would seem. Indeed, much of the structural adjustment that markets are now discounting remains to be tackled, and it falls to governments to push through market opening. Over capacity is still rife, and it is a commonplace that some big corporations are hoping to trade their way out of trouble. In addition, many companies have come to the market on the back of recent jumps in shares in order to raise new money. Investors have lapped up the various rights issues and initial public offerings. Yet for every company with an acquisition policy, there is another that is simply reshuffling financial assets. Given the dilution to earnings that new money brings, choosing between these is a matter of importance. Our conviction is that profits are becoming artificially flattered as last year's writedowns drop out of year-over-year figures. Real bottom line profit growth is still scarce. All these factors therefore make the timeframe of recovery open-ended.

    Markets are also sensitive to external risks. In particular, rising U.S. rates could put pressure on currencies, requiring Asian domestic rates to follow. The yield on some sovereign debt, which acts as a lead indicator of interest rate movements, has recently climbed even though domestic inflation across the region is muted. The effect will make bonds (where capital is guaranteed) more attractive relative to equities. Japan is also a problem area. Officials there are privately admitting that more government spending will be required to shift the embattled economy. This is a worry because demand is vital for regional trade.

(1) The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific ex Japan Index is an unmanaged, commonly used measure of total return performance for Pacific Basin countries, with the exception of Japan. The Index is not available for direct investment.

                        PHOENIX-ABERDEEN NEW ASIA SERIES

    One or all of these issues could grow in magnitude. Equally, any trimming in today's equity levels could signal a major buying opportunity, particularly if global investors, many of whom have been too intoxicated by Wall Street, can be persuaded of the case for re-weighting Asia. Local investors have meantime been trading furiously; lately, profit taking has left retail latecomers with a bloody nose. Our view is that any correction in share prices will soon find price support. Asia is significantly more solid than when we last reported. The balance of risks has turned in investors' favor, in our view.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NEW ASIA SERIES  MSCI AC ASIA PACIFIC EX. JAPAN*
9/17/1996        $10,000.00                       $10,000.00
12/311996        $10,015.65                       $10,456.78
12/311997         $6,771.58                        $6,994.88
12/31/1998        $6,470.61                        $6,630.69
12/31/1999        $9,767.86                       $10,292.91

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                              FROM
                                                                             INCEPTION
                                                                             9/17/96
                                                                               TO
                                                                1 YEAR       12/31/99
--------------------------------------------------------------------------------------
New Asia Series                                                 50.96%         (0.71)%
--------------------------------------------------------------------------------------
MSCI AC Asia Pacific Ex. Japan*                                 55.23%          0.88%
--------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 9/17/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

* Morgan Stanley Capital International All Country Asia Pacific (excluding Japan) Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


                                                   SHARES         VALUE
                                                 -----------   ------------
FOREIGN COMMON STOCKS--97.6%
AUSTRALIA--13.7%
  Australian Gas Light Co., Ltd. (Natural
    Gas)......................................        65,000   $    381,783
  BRL Hardy Ltd. (Beverages (Alcoholic))......       125,000        603,619
  Broken Hill Proprietary Co. Ltd.
    (Manufacturing (Diversified)).............        15,000        197,110
  Commonwealth Bank of Australia (Banks (Major
    Regional))................................        15,000        258,497
  Leighton Holdings Ltd. (Engineering &
    Construction).............................        65,000        251,960
  Pacifica Group Ltd. (Auto Parts &
    Equipment)................................        85,000        282,017
  QBE Insurance Group Ltd. (Insurance
    (Property-Casualty))......................       100,000        466,470
                                                               ------------
                                                                  2,441,456
                                                               ------------
HONG KONG--19.1%
  CDL Hotels International Ltd.
    (Lodging-Hotels)..........................       900,000        358,912
  Cheung Kong (Holdings) Ltd. (Financial
    (Diversified))............................        30,000        381,102
  Giordano International Ltd. (Retail
    (Specialty-Apparel))......................       750,000        771,853
  HSBC Holdings PLC (Financial
    (Diversified))............................         4,000         56,088
  Johnson Electric Holdings Ltd.
    (Manufacturing (Diversified)).............        65,000        417,251
  Li & Fung Ltd. (Distributors (Food &
    Health))..................................       240,000        602,045
  Pacific Century Insurance Holdings Ltd.
    (Insurance (Property-Casualty)) (b).......       400,000        240,561
  Swire Pacific Ltd. Class B (Manufacturing
    (Diversified))............................       650,000        572,779
                                                               ------------
                                                                  3,400,591
                                                               ------------
INDIA--9.7%
  BSES Ltd. GDR (Electric Companies)..........        35,000        455,000
  Gas Authority of India Ltd. GDR (Oil & Gas
    (Refining & Marketing)) (b)...............        15,000        141,750
  ICICI Ltd. Sponsored ADR (Financial
    (Diversified)) (b)........................        15,000        208,125
  ICICI Ltd. Sponsored ADR (Financial
    (Diversified)) (b)........................        27,000        398,250
  Mahanagar Telephone Nigam Ltd. GDR
    (Telecommunications (Long Distance))......        25,000        283,750
  Videsh Sanchar Nigam, Ltd. (Telephone)......        10,000        248,000
                                                               ------------
                                                                  1,734,875
                                                               ------------
INDONESIA--4.6%
  PT Indosat (Telecommunications (Long
    Distance))................................       250,000        558,140
  PT Indosat (Persero) Tbk ADR
    (Telecommunications (Long Distance))......        12,500        270,313
                                                               ------------
                                                                    828,453
                                                               ------------
MALAYSIA--4.6%
  Carlsberg Brewery Malaysia Berhad (Beverages
    (Alcoholic))..............................        70,000        215,524
  Malaysian Oxygen Berhad (Chemicals
    (Specialty))..............................       100,000        247,365
  Sime UEP Properties Berhad (Financial
    (Diversified))............................       250,000        351,969
                                                               ------------
                                                                    814,858
                                                               ------------
NEW ZEALAND--2.0%
  Telecom Corporation of New Zealand Ltd.
    (Telephone)...............................        75,000        352,687
                                                               ------------

                                                   SHARES         VALUE
                                                 -----------   ------------
PHILIPPINES--5.5%
  Ayala Land, Inc. (Financial
    (Diversified))............................     1,400,000   $    364,764
  Bank of The Philippine Islands (Banks (Major
    Regional))................................       120,000        345,409
  La Tondena Distillers, Inc. (Beverages
    (Alcoholic))..............................       350,000        277,916
                                                               ------------
                                                                    988,089
                                                               ------------
SINGAPORE--10.7%
  Clipsal Industries (Holdings) Ltd.
    (Electrical Equipment)....................       175,000        193,335
  Robinson & Co. Ltd. (Retail (Department
    Stores))..................................       125,000        427,799
  Singapore Airlines Ltd. (Airlines)..........        35,000        397,178
  Singapore Press Holdings Ltd. (Publishing
    (Newspapers)).............................         9,000        195,077
  United Overseas Bank Ltd. (Banks (Major
    Regional))................................        79,200        699,033
                                                               ------------
                                                                  1,912,422
                                                               ------------
SOUTH KOREA--14.1%
  H&CB (Banks (Major Regional)) (b)...........        11,500        364,597
  Kookmin Bank (Banks (Major Regional)).......        21,607        338,709
  Korea Telecom Corp. (Telephone).............         5,000        788,199
  Korea Telecom Corp. ADR (Telephone).........         4,000        278,800
  Pohang Iron & Steel Co. Ltd. (Iron &
    Steel)....................................         5,000        589,865
  Seoul City Gas Co. Ltd. (Natural Gas).......         8,000        147,952
                                                               ------------
                                                                  2,508,122
                                                               ------------
SRI LANKA--2.1%
  John Keells Holdings Ltd. (Beverages
    (Alcoholic))..............................        70,000        198,741
  National Development Bank Ltd. (Banks (Major
    Regional))................................       110,000        176,923
                                                               ------------
                                                                    375,664
                                                               ------------
TAIWAN--1.9%
  Standard Foods Taiwan Ltd. GDR (Foods)
    (b).......................................        80,864        333,564
                                                               ------------
THAILAND--5.6%
  BEC World Public Co. Ltd. (Entertainment)...        40,000        282,490
  Hana Microelectronics Public Co. Ltd.
    (Electronics (Component Distributors))
    (b).......................................        70,900        338,829
  Phatra Insurance Public Co. Ltd. Foreign
    (Insurance (Property-Casualty))...........        71,600        127,365
  Ruam Pattana Fund II (Financial
    (Diversified)) (b)........................     1,500,000        254,879
                                                               ------------
                                                                  1,003,563
                                                               ------------
UNITED KINGDOM--4.0%
  HSBC Holdings PLC (Financial
    (Diversified))............................        36,000        501,841
  Rowe Evans Investments Group PLC
    (Agricultural Products)...................       200,000        208,374
                                                               ------------
                                                                    710,215
                                                               ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $14,962,102).............................     17,404,559
                                                               ------------
TOTAL LONG-TERM INVESTMENTS--97.6%
  (Identified cost $14,962,102).............................     17,404,559
                                                               ------------

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (UNAUDITED)    (000)        VALUE
                                          -----------   --------   -----------
SHORT-TERM OBLIGATIONS--4.8%
COMMERCIAL PAPER--4.8%
  Donnelley (R.R.) & Sons Co. 5%,
    1/3/00..............................  A-1             $400     $   399,889
  Koch Industries, Inc. 7.50%, 1/3/00...  A-1+             460         459,808
                                                                   -----------
                                                                       859,697
                                                                   -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $859,697)....................................       859,697
                                                                   -----------
TOTAL INVESTMENTS--102.4%
  (Identified cost $15,821,799).................................    18,264,256(a)
  Cash and receivables, less liabilities--(2.4%)................      (425,875)
                                                                   -----------
NET ASSETS--100.0%..............................................   $17,838,381
                                                                   ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,648,333 and gross depreciation of $2,223,061 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $15,838,984.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Agricultural Products...................................    1.2%
Airlines................................................    2.3
Auto Parts & Equipment..................................    1.6
Banks (Major Regional)..................................   12.5
Beverages (Alcoholic)...................................    7.4
Chemicals (Specialty)...................................    1.4
Distributors (Food & Health)............................    3.5
Electric Companies......................................    2.6
Electrical Equipment....................................    1.1
Electronics (Component Distributors)....................    2.0
Engineering & Construction..............................    1.5
Entertainment...........................................    1.6
Financial (Diversified).................................   14.5
Foods...................................................    1.9
Insurance (Property-Casualty)...........................    4.8
Iron & Steel............................................    3.4
Lodging-Hotels..........................................    2.1
Manufacturing (Diversified).............................    6.8
Natural Gas.............................................    3.0
Oil & Gas (Refining & Marketing)........................    0.8
Publishing (Newspapers).................................    1.1
Retail (Department Stores)..............................    2.5
Retail (Specialty-Apparel)..............................    4.4
Telecommunications (Long Distance)......................    6.4
Telephone...............................................    9.6
                                                          -----
                                                          100.0%
                                                          =====

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $15,821,799)..............................................    $18,264,256
Cash........................................................        108,112
Foreign currency at value (Identified cost $45).............             45
Receivables
  Fund shares sold..........................................         38,202
  Dividends and interest....................................         23,714
  Receivable from adviser...................................         13,210
Prepaid expenses............................................            155
                                                                -----------
    Total assets............................................     18,447,694
                                                                -----------
LIABILITIES
Payables
  Fund shares repurchased...................................        422,333
  Investment securities purchased...........................        104,000
  Trustees' fee.............................................          6,958
  Financial agent fee.......................................          6,175
Accrued expenses............................................         69,847
                                                                -----------
    Total liabilities.......................................        609,313
                                                                -----------
NET ASSETS..................................................    $17,838,381
                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $17,904,668
  Undistributed net investment income.......................        135,265
  Accumulated net realized loss.............................     (2,644,007)
  Net unrealized appreciation...............................      2,442,455
                                                                -----------
NET ASSETS..................................................    $17,838,381
                                                                ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,947,163
                                                                ===========
Net asset value and offering price per share................    $      9.16
                                                                ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $  351,229
  Interest..................................................        27,350
  Foreign taxes withheld....................................       (18,321)
                                                                ----------
    Total investment income.................................       360,258
                                                                ----------
EXPENSES
  Investment advisory fee...................................       131,315
  Financial agent fee.......................................        59,444
  Custodian.................................................        54,519
  Printing..................................................        24,824
  Professional..............................................        20,196
  Trustees..................................................        16,591
  Miscellaneous.............................................         7,395
                                                                ----------
    Total expenses..........................................       314,284
    Less expenses borne by investment adviser...............      (150,141)
                                                                ----------
    Net expenses............................................       164,143
                                                                ----------
NET INVESTMENT INCOME.......................................       196,115
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................       743,218
  Net realized gain on foreign currency transactions........         5,446
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     4,529,483
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......           294
                                                                ----------
NET GAIN ON INVESTMENTS.....................................     5,278,441
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $5,474,556
                                                                ==========

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED     YEAR ENDED
                                                                 12/31/99       12/31/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)..............................    $   196,115    $   195,924
  Net realized gain (loss)..................................        748,664     (2,798,842)
  Net change in unrealized appreciation (depreciation)......      4,529,777      2,317,131
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      5,474,556       (285,787)
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (136,615)       (36,125)
  In excess of net investment income........................             --         (4,147)
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................       (136,615)       (40,272)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,129,247 and 2,726,957
    shares, respectively)...................................     16,715,248     16,221,934
  Net asset value of shares issued from reinvestment of
    distributions (16,687 and 6,603 shares, respectively)...        136,615         40,272
  Cost of shares repurchased (1,750,867 and 2,736,922
    shares, respectively)...................................    (13,861,863)   (16,442,409)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      2,990,000       (180,203)
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      8,327,941       (506,262)
NET ASSETS
  Beginning of period.......................................      9,510,440     10,016,702
                                                                -----------    -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $135,265 AND $94,548, RESPECTIVELY)....    $17,838,381    $ 9,510,440
                                                                ===========    ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     YEAR ENDED DECEMBER 31,                      FROM INCEPTION
                                                      ------------------------------------------------------        9/17/96 TO
                                                           1999                1998                1997              12/31/96
                                                      --------------      --------------      --------------      ---------------
Net asset value, beginning of period..............         $6.13               $6.44               $9.96              $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................        0.11(4)             0.13(4)               0.15                0.05
  Net realized and unrealized gain (loss).........          3.00               (0.41)              (3.36)              (0.04)
                                                          ------             -------             -------              ------
    TOTAL FROM INVESTMENT OPERATIONS..............          3.11               (0.28)              (3.21)               0.01
                                                          ------             -------             -------              ------
LESS DISTRIBUTIONS
  Dividends from net investment income............         (0.08)              (0.03)              (0.15)              (0.05)
  Dividends from net realized gains...............            --                  --               (0.01)                 --
  In excess of net investment income..............            --                  --               (0.10)                 --
  Tax return of capital...........................            --                  --               (0.05)                 --
                                                          ------             -------             -------              ------
    TOTAL DISTRIBUTIONS...........................         (0.08)              (0.03)              (0.31)              (0.05)
                                                          ------             -------             -------              ------
CHANGE IN NET ASSET VALUE.........................          3.03               (0.31)              (3.52)              (0.04)
                                                          ------             -------             -------              ------
NET ASSET VALUE, END OF PERIOD....................         $9.16               $6.13               $6.44              $ 9.96
                                                          ======             =======             =======              ======

Total return......................................         50.96%              (4.44)%            (32.39)%              0.16%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).............       $17,838              $9,510             $10,017             $11,585
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)...........................          1.25%               1.25%               1.25%               1.25%(2)
  Net investment income...........................          1.49%               2.09%               1.63%               2.40%(2)
Portfolio turnover rate...........................            35%                 46%                 27%                  2%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.39%, 2.50%, 2.00% and 2.87% for the periods ended December 31, 1999, 1998, 1997 and 1996, respectively.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The Fund's objective is to emphasize appreciation and current yield equally. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills, and liquidity risks similar to those associated with small-company investing.

INVESTMENT ADVISOR'S REPORT

    During this reporting period, the Phoenix-Duff & Phelps Edge Real Estate Securities Portfolio outperformed its benchmark. For the 12 months ended December 31, 1999, the Fund returned 4.78% compared with a return of (4.62)% for the NAREIT Equity Total Return Index(1). The Fund also outperformed both the S&P Utilities Index(2), which had a negative return of (8.89)% and the Lehman Brothers Long Treasury Bond Index(3), which was down (8.74)%, in a rising interest rate environment, which adversely impacted fixed income securities and utilities. All performance figures assume reinvestment of distributions and are net of sales charges.

    We attribute our value-added performance to our ground-up stock selection, style, and sector weightings. Our style combines a pursuit of growth and value, and is sometimes referred to as "growth at a reasonable price." Exhaustive research is conducted on each holding before its purchase and on an on-going basis. An integral and distinguishing part of the process is a regular property review. We recently toured one of our apartment REIT's properties in Santa Clara County, California, posing as a prospective tenant. We were able to compare the execution of the company's strategy to the goals articulated by the firm's regional managers and executives. On this occasion we found that property level management understood the direction provided by senior management and adapted the directives to meet the conditions of the local market. Confirmation of alignment of strategy and implementation supported our decision to maintain the investment in this company. Regular property reviews have helped us make timely buy and sell decisions.

    Given both the state of equilibrium in most real estate sectors and the capital constraint facing real estate companies, the importance of management quality is growing. Some management teams have been caught in the market's headlights like deer. The teams that adapt, focus on strong markets where they can deliver high internal earnings growth, build a strong rapport with tenants, and demonstrate the ability to recycle capital successfully make it across the due diligence road safely and into our holdings. Examples include Essex Properties, Spieker Properties, and Centerpoint Properties.

    Investors' perceptions of tempered earnings growth rates, weakening property markets, rising interest rates, the noise from too many companies representing too little capital, and lingering doubts about the pervasiveness of self-interest decision-making in this sector, contributed to the continued flow of capital out of the sector in 1999.

OUTLOOK

    We are witnessing the emergence of a number of themes that are positive for equity REITs. The first is the discipline provided by the capital markets to keep supply in balance with demand, particularly in markets where there are limited barriers to entry. Our investment bias is toward REITs with portfolios concentrated in markets with high barriers to entry. Without the capital markets' discipline, office markets such as Dallas, a low barrier to entry market, would have been significantly overbuilt for the third decade in a row. Dallas went through boom and bust periods in the '70s, again in the '80s, and with not much time left in the '90s, it almost pulled it off again. It remains mildly overbuilt, but has not gone bust.

    This discipline is lengthening the real estate cycle. Moderation is occurring in both the historical boom and bust portions, providing a smoothing effect. While it is likely to limit the attractive returns that have historically been available during the recovery period of the cycle, shorter and less intense cycles support the view of real estate as a stable core industry with a low risk profile. Has it helped all sectors and markets? Of course not. Nationwide, you can find markets where any one of the 14 real estate sectors is being overbuilt. For example, we continue to be rewarded by having a zero weighting for the lodging sector, given the excessive number of hotel rooms being developed.

    The second major positive theme is a build-up of earnings growth in markets where high barriers to entry or high market share concentrations exist. In many of these cases, rents have increased rapidly or even spiked. We call this build-up of earnings growth, loss-to-lease. It represents the amount of income that a portfolio could generate if all of its leases were brought to market.

(1) The NAREIT (National Association of Real Estate Investment Trusts) Equity Total Return Index is an unmanaged, commonly used measure of real estate equity market total return performance.

(2) The S&P Utilities Index is an unmanaged, commonly used measure of total return performance of the utilities market.

(3) The Lehman Brothers Long T-Bond Index is an unmanaged, commonly used measure of total return performance of the Treasury bond market. The indices are not available for direct investment.

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

    For example, in the case of Spieker Properties, this would amount to more than a 38% increase in earnings if its leases were rolled to market levels by our estimate. The speed at which a company will capture this loss-to-lease is based on how quickly the leases mature and if there are any restrictions on bringing the leases to market. For example, if Speiker's average lease is five years, we can expect close to 20% of the leases to roll per year. An apartment company rolls its leases at least once a year. Essex Properties, an apartment company with a portfolio in the West Coast's demand-favored markets, has significant loss-to-lease growth potential.

    A third trend we are witnessing is the bifurcation of equity REITs into companies that embrace the goal of providing shareholder value and those that continue to operate as if they were still private. For example, when a company's stock has been sold off to the extent that repurchasing it will provide a higher return than acquisitions or development, logic indicates the company should slow its external growth pursuits and implement a stock buyback program. To fund the program, the company may have to sell assets to avoid increasing the leverage on the balance sheet, leading us to our next trend.

    The recycling of capital is the fourth trend, and is a proven concept. Manufacturers learned long ago that they can improve their return on equity by turning their inventory and receivables at a faster pace. Smart REIT management teams have chosen to recycle capital by selling assets where most of the upside has been achieved and subsequently redeploying the capital into better investment opportunities. REIT management teams that remain tied to an additive strategy more appropriate for a fluid real estate capital market are finding that they fall out of favor, even if the outlook for their particular sector is positive.

    A fifth trend we are seeing is the growing use of the joint venture structure. The use of joint ventures can help REITs tap new capital sources and recycle capital, diversify risk, partner with expertise, increase fee income, maintain control through the property management and development responsibilities, and earn higher returns. There is, of course, some downside risk if the transactions are not well structured, not transparent, and do not emphasize financial disclosure.

    Consolidation and privatization represent the sixth trend. We have seen a growing number of mergers and buy-outs, but the amount of activity will most likely remain at a low level until management teams of the out-of-favor companies give up their poison pills and accept what is inevitable.

    Until the level of activity becomes material and significant premiums are offered to those companies being acquired or going private, we do not think a bottom-fishing style will earn trophy returns. Over the near term, we are likely to see the continuation of the migration of capital to REITs with proven strategies to create shareholder value and to prosper in a capital constrained environment. The result should be de facto consolidation with investment in a smaller number of companies.

    Finally, with the recent passage of the REIT Modernization Act by Congress, REITs will be able to establish their own taxable subsidiaries and offer new products and services to tenants. Companies such as Equity Residential Properties, with over 228,000 apartments, are already beginning to offer telecom and financial services to their captive customer base. This will allow REITs to grow incremental earnings with very little capital deployed. That's definitely positive.

    So where do we see earnings growth and returns headed? The themes outlined above reflect a sector that is maturing. Two years of capital constraint have accelerated this process. As the majority of REITs enter their fifth or sixth year as public companies and each management team reexamines its dedication to operating a public company, the schism between dedicated, proactive management and naive management continues to widen. We believe we can continue to steer the portfolio toward the more mature REITs that demonstrate savvy. With earnings growth of 7-8% projected for 2000 and a year-end NAREIT Equity Index yield of 10.0%, these mature REITs could endure some multiple contraction if interest rates continue to rise and still deliver double-digit returns.

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          REAL ESTATE SECURITIES SERIES  NAREIT TOTAL RETURN EQUITY INDEX*
05/01/95                     $10,000.00                         $10,000.00
12/31/95                     $11,779.15                         $11,547.95
12/31/96                     $15,677.16                         $15,618.28
12/31/97                     $19,133.66                         $18,787.22
12/31/98                     $15,078.55                         $15,498.99
12/31/99                     $15,798.73                         $14,783.46

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                              FROM
                                                                             INCEPTION
                                                                             5/1/95 TO
                                                                1 YEAR       12/31/99
--------------------------------------------------------------------------------------
Real Estate Securities Series                                    4.78%         10.29%
--------------------------------------------------------------------------------------
Nareit Total Return Equity Index*                               (4.62)%         8.71%
--------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/95 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

* The National Association of Real Estate Investments Trusts (NAREIT) Equity Index is a commonly used, unmanaged indicator of REIT performance.

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                     SHARES       VALUE
                                                    --------   -----------
COMMON STOCKS--99.1%
REAL ESTATE INVESTMENT TRUSTS--93.3%
DIVERSIFIED--8.3%
  Colonial Properties Trust.......................    16,700   $   387,231
  Crescent Real Estate Equities Co................    10,000       183,750
  Vornado Realty Trust............................    52,200     1,696,500
                                                               -----------
                                                                 2,267,481
                                                               -----------
INDUSTRIAL/OFFICE--35.3%
INDUSTRIAL--8.4%
  CenterPoint Properties Corp.....................    41,400     1,485,225
  First Industrial Realty Trust, Inc..............    30,000       823,125
                                                               -----------
                                                                 2,308,350
                                                               -----------
MIXED--7.8%
  Duke-Weeks Realty Corp..........................    43,690       851,955
  Reckson Associates Realty Corp..................    62,200     1,275,100
                                                               -----------
                                                                 2,127,055
                                                               -----------
OFFICE--19.1%
  Alexandria Real Estate Equities, Inc............    10,000       318,125
  Boston Properties, Inc..........................    58,500     1,820,812
  Mack-Cali Realty Corp...........................    47,200     1,230,150
  Spieker Properties, Inc.........................    51,200     1,865,600
                                                               -----------
                                                                 5,234,687
                                                               -----------
TOTAL INDUSTRIAL/OFFICE.....................................     9,670,092
                                                               -----------
RESIDENTIAL--27.4%
APARTMENTS--23.5%
  Apartment Investment & Management Co............    45,300     1,803,506
  Avalonbay Communities, Inc......................    33,900     1,163,194
  Equity Residential Properties Trust.............    30,100     1,284,894
  Essex Property Trust, Inc.......................    43,500     1,479,000
  Smith (Charles E.) Residential Realty, Inc......    20,000       707,500
                                                               -----------
                                                                 6,438,094
                                                               -----------
MANUFACTURED HOMES--3.9%
  Manufactured Home Communities, Inc..............     8,800       213,950
  Sun Communities, Inc............................    26,300       846,531
                                                               -----------
                                                                 1,060,481
                                                               -----------
TOTAL RESIDENTIAL...........................................     7,498,575
                                                               -----------
RETAIL--19.4%
OUTLET CENTERS--1.9%
  Chelsea GCA Realty, Inc.........................    17,600       523,600
                                                               -----------
REGIONAL MALLS--11.3%
  CBL & Associates Properties, Inc................    42,000       866,250
                                                     SHARES       VALUE
                                                    --------   -----------
REGIONAL MALLS--CONTINUED
  General Growth Properties, Inc..................    22,000   $   616,000
  Macerich Co. (The)..............................    49,300     1,026,056
  Urban Shopping Centers, Inc.....................    21,700       588,613
                                                               -----------
                                                                 3,096,919
                                                               -----------
STRIP CENTERS--6.2%
  Developers Diversified Realty Corp..............    40,000       515,000
  JDN Realty Corp.................................    20,000       322,500
  Kimco Realty Corp...............................    25,000       846,875
                                                               -----------
                                                                 1,684,375
                                                               -----------
TOTAL RETAIL................................................     5,304,894
                                                               -----------
SELF STORAGE--2.9%
  Storage USA, Inc................................    25,900       783,475
                                                               -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $27,737,308).............................    25,524,517
                                                               -----------
REAL ESTATE OPERATING COMPANIES--5.8%
DIVERSIFIED--0.1%
  Vornado Operating, Inc. (b).....................     3,110        18,660
                                                               -----------
INDUSTRIAL/OFFICE--5.7%
MIXED--5.7%
  Reckson Service Industries, Inc. (b)............    24,956     1,556,631
                                                               -----------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $74,471).................................     1,575,291
                                                               -----------
TOTAL COMMON STOCKS
  (Identified cost $27,811,779).............................    27,099,808
                                                               -----------

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (UNAUDITED)    (000)
                                          -----------   --------
SHORT-TERM OBLIGATIONS--1.2%
COMMERCIAL PAPER--1.2%
  Koch Industries, Inc. 4.50%, 1/3/00...  A-1+            $345        344,914
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $344,914)....................................      344,914
                                                                   ----------
TOTAL INVESTMENTS--100.3%
  (Identified cost $28,156,693).................................   27,444,722(a)
  Cash and receivables, less liabilities--(0.3%)................      (94,964)
                                                                   ----------
NET ASSETS--100.0%..............................................   $27,349,758
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,230,759 and gross depreciation of $2,942,730 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purpose was $28,156,693.
(b)                   Non-income producing.

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $28,156,693)..............................................    $27,444,722
Cash........................................................          2,659
Receivables
  Dividends and interest....................................        242,126
  Receivable from adviser...................................          3,992
  Fund shares sold..........................................          1,245
Prepaid expenses............................................            592
                                                                -----------
    Total assets............................................     27,695,336
                                                                -----------
LIABILITIES
Payables
  Investment securities purchased...........................        264,400
  Fund shares repurchased...................................          9,005
  Trustees' fee.............................................          6,958
  Financial agent fee.......................................          6,844
Accrued expenses............................................         58,371
                                                                -----------
    Total liabilities.......................................        345,578
                                                                -----------
NET ASSETS..................................................    $27,349,758
                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $31,425,840
  Undistributed net investment income.......................         44,060
  Accumulated net realized loss.............................     (3,408,171)
  Net unrealized depreciation...............................       (711,971)
                                                                -----------
NET ASSETS..................................................    $27,349,758
                                                                ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      2,239,414
                                                                ===========
Net asset value and offering price per share................    $     12.21
                                                                ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $1,772,241
  Interest..................................................        42,270
                                                                ----------
    Total investment income.................................     1,814,511
                                                                ----------
EXPENSES
  Investment advisory fee...................................       224,670
  Financial agent fee.......................................        72,963
  Printing..................................................        40,841
  Professional..............................................        20,478
  Trustees..................................................        16,286
  Custodian.................................................        11,679
  Miscellaneous.............................................         6,491
                                                                ----------
    Total expenses..........................................       393,408
    Less expenses borne by investment adviser...............       (93,850)
                                                                ----------
    Net expenses............................................       299,558
                                                                ----------
NET INVESTMENT INCOME.......................................     1,514,953
                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................    (3,294,671)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     2,940,274
                                                                ----------
NET LOSS ON INVESTMENTS.....................................      (354,397)
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $1,160,556
                                                                ==========

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                                  12/31/99            12/31/98
                                                                -------------    -------------------
FROM OPERATIONS
  Net investment income (loss)..............................    $  1,514,953        $  1,898,008
  Net realized gain (loss)..................................      (3,294,671)           (109,430)
  Net change in unrealized appreciation (depreciation)......       2,940,274         (13,109,206)
                                                                ------------        ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................       1,160,556         (11,320,628)
                                                                ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (1,470,893)         (1,978,391)
  Net realized gains........................................              --             (49,416)
  Tax return of capital.....................................              --             (45,581)
                                                                ------------        ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................      (1,470,893)         (2,073,388)
                                                                ------------        ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (571,481 and 1,369,232
    shares, respectively)...................................       7,142,545          20,540,759
  Net asset value of shares issued from reinvestment of
    distributions (122,286 and 154,542 shares,
    respectively)...........................................       1,470,893           2,073,388
  Cost of shares repurchased (1,419,849 and 1,894,769
    shares, respectively)...................................     (17,361,135)        (27,471,348)
                                                                ------------        ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      (8,747,697)         (4,857,201)
                                                                ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      (9,058,034)        (18,251,217)
NET ASSETS
  Beginning of period.......................................      36,407,792          54,659,009
                                                                ------------        ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $44,060 AND $0, RESPECTIVELY)..........    $ 27,349,758        $ 36,407,792
                                                                ============        ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 YEAR ENDED
                                                                                DECEMBER 31,                      FROM INCEPTION
                                                              ------------------------------------------------       5/1/95 TO
                                                                  1999         1998         1997         1996        12/31/95
                                                              ------------    ------       ------       ------    ---------------
Net asset value, beginning of period......................       $12.28       $16.38       $14.32       $11.33        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)............................         0.65         0.78         0.50         0.50          0.33
  Net realized and unrealized gain (loss).................        (0.09)       (4.20)        2.62         3.14          1.42
                                                                 ------       ------       ------       ------        ------
    TOTAL FROM INVESTMENT OPERATIONS......................         0.56        (3.42)        3.12         3.64          1.75
                                                                 ------       ------       ------       ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income....................        (0.63)       (0.65)       (0.48)       (0.50)        (0.33)
  Dividends from net realized gains.......................           --        (0.02)       (0.58)       (0.15)        (0.06)
  Tax return of capital...................................           --        (0.01)          --           --         (0.03)
                                                                 ------       ------       ------       ------        ------
    TOTAL DISTRIBUTIONS...................................        (0.63)       (0.68)       (1.06)       (0.65)        (0.42)
                                                                 ------       ------       ------       ------        ------
CHANGE IN NET ASSET VALUE.................................        (0.07)       (4.10)        2.06         2.99          1.33
                                                                 ------       ------       ------       ------        ------
NET ASSET VALUE, END OF PERIOD............................       $12.21       $12.28       $16.38       $14.32        $11.33
                                                                 ======       ======       ======       ======        ======
Total return..............................................         4.78%      (21.19)%      22.05%       33.09%        17.79%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).....................      $27,350       $36,408      $54,659      $22,710       $8,473
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3)..................................         1.00%        1.00%        1.00%        1.00%         1.00%(1)
  Net investment income...................................         5.80%        5.07%        3.59%        4.36%         4.80%(1)
Portfolio turnover rate...................................           28%          18%          41%          21%           10%(2)

(1) Annualized
(2) Not annualized
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31%, 1.01%, 1.07%, 1.43% and 1.98% for the periods ended December 31, 1999, 1998,
    1997, 1996 and 1995, respectively.

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

INVESTOR PROFILE

    The Phoenix Research Enhanced Index Series is appropriate for investors seeking to earn a high total return modestly in excess of the S&P 500 Index while maintaining a return volatility similar to the S&P 500 Index.

INVESTMENT ADVISOR'S REPORT

    The Phoenix Researched Enhanced Index Series returned 18.86% for the year ended December 31,1999. The S&P 500 Index(1) returned 21.14% during this time period, while the Lipper VA Growth and Income Average(2) returned 14.51%. All performance figures assume reinvestment of distributions and are net of sales charges.

    The U.S. stock market ended the year posting record highs as the Dow Jones Industrial Average climbed to a record 11,497.12, ending the year up 25%. The S&P 500 climbed to record 1,469.25 for the year, ending 21% higher. The Nasdaq Composite Index closed at 4,069.31, ending nearly 86% higher, the largest one-year gain ever for a U.S. stock index.

    After a strong 1998 and first half of 1999, the third and fourth quarters were difficult ones for the Phoenix Research Enhanced Index Series. In the second half of the year, the equity market reverted back to a very narrow group of outperforming stocks as investors sought out the companies with positive earnings and price momentum.

    During the latter half of the year, investors tended to focus on short-term earnings, projecting them forward indefinitely, which was a challenge to the performance of the portfolio. The investment strategy employed by the portfolio focuses on normalized earnings and intermediate growth rates, thus it tended to be challenged by the unprecedented market environment that we experienced during the latter part of the year. In addition, while the portfolio is well diversified and its risk controls are robust, during times of extreme internal market divergence, even modest exposures to common risk factors such as price momentum can result in out of scale performance results.

    Finally, our analysts depend on accurate financial data from the companies that they cover to set their earnings forecasts. Companies that look attractive to our analysts are overweighted in the portfolio and in some instances, less than candid disclosures by company management followed by divergent reported earnings resulted in a sharp correction in stock prices. In particular, underperformance in the second half of the year was led by WASTE MANAGEMENT, which was overweighted and detracted from relative performance due to the accounting issues discussed above. Strong relative performance in the tech sector added to performance but was more than offset by challenges from the Services sector (primarily due to an overweight in SERVICE CORP.) and Insurance (an underweight in AIG and an overweight in UNUMPROVIDENT was pressed by the market's momentum buying in AIG). Additionally, difficulty with AMERICAN HOME PRODUCTS and diet pill litigation also hurt the portfolio's performance.

OUTLOOK

    We remain confident in our investment process and risk controls, and expect that the historically wide spread between the most and least attractive names in our universe suggests opportunities ahead. We expect the market to broaden. Most of the positive performance over the last few years has come from the "Nifty Fifty" & mega-cap growth stocks. The valuations on these stocks are much higher than that of the rest of the market. We believe that a return of global growth will cause investors to look beyond these over priced stocks to companies that trade at much lower multiples.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

(2) The Lipper VA Growth and Income Average is an unmanaged, commonly used measure of total return performance of funds in Lipper Growth and Income category. The Index is not available for direct investment.

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          RESEARCH ENHANCED INDEX  S&P 500 INDEX(1)
7/15/97                $10,000.00        $10,000.00
12/31/97               $10,582.60        $10,566.54
12/31/98               $13,934.80        $13,605.10
12/31/99               $16,563.15        $16,480.56

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                              FROM
                                                                             INCEPTION
                                                                             7/15/97
                                                                               TO
                                                                1 YEAR       12/31/99
-------------------------------------------------------------------------------------
Research Enhanced Series                                        18.86%        22.71%
-------------------------------------------------------------------------------------
S&P 500 Index(1)                                                21.14%        22.49%
-------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 7/15/97 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                        STANDARD
                                        & POOR'S       PAR
                                         RATING       VALUE
                                       (UNAUDITED)    (000)        VALUE
                                       -----------   --------   ------------
U.S. GOVERNMENT SECURITIES--0.2%
  U.S. Treasury Notes 5.625%,
    11/30/00 (c).....................  AAA             $220     $    219,175
                                                                ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $219,692).................................        219,175
                                                                ------------

                                                     SHARES
                                                    --------
COMMON STOCKS--93.2%
AEROSPACE/DEFENSE--0.5%
  Boeing Co. (The)................................     7,500       311,719
  Goodrich (B.F) Co. (The)........................     2,900        79,750
  Lockheed Martin Corp............................    10,800       236,250
  Precision Castparts Corp........................       100         2,625
  Teledyne Technologies, Inc......................         5            47
                                                               -----------
                                                                   630,391
                                                               -----------
AIR FREIGHT--0.0%
  CNF Transportation, Inc.........................       600        20,700
                                                               -----------
AIRLINES--0.2%
  AMR Corp. (b)...................................     2,100       140,700
  Northwest Airlines Corporation-Class A..........     1,000        22,250
  Southwest Airlines Co...........................     6,500       105,219
  US Airways Group, Inc. (b)......................       300         9,619
                                                               -----------
                                                                   277,788
                                                               -----------
ALUMINUM--0.6%
  Alcoa, Inc......................................     7,200       597,600
  Reynolds Metals Co..............................     2,400       183,900
                                                               -----------
                                                                   781,500
                                                               -----------
AUTO PARTS & EQUIPMENT--0.4%
  Cooper Tire & Rubber Co.........................       900        14,006
  Dana Corp.......................................     4,200       125,737
  Delphi Automotive Systems Corp..................    12,300       193,725
  Genuine Parts Co................................     3,700        91,806
  Goodyear Tire & Rubber Co. (The)................     3,500        98,656
  Lear Corp. (b)..................................     1,700        54,400
                                                               -----------
                                                                   578,330
                                                               -----------
AUTOMOBILES--1.1%
  Ford Motor Co...................................    20,900     1,116,844
  General Motors Corp.............................     3,700       268,944
                                                               -----------
                                                                 1,385,788
                                                               -----------
BANKS (MAJOR REGIONAL)--2.4%
  AmSouth BanCorp.................................     6,300       121,669
  Bank One Corp...................................    19,800       634,837
  Comerica, Inc...................................     2,600       121,387
  FleetBoston Financial Corp......................    15,000       522,187
  Huntington Bancshares, Inc......................     3,800        90,725
  KeyCorp.........................................     8,300       183,637
  Nationalcity Corp...............................     9,800       232,137
  PNC Bank Corp...................................     5,300       235,850
  Regions Financial Corp..........................     3,700        92,962
  SouthTrust Corp.................................     3,000       113,437
  Summit Bancorp..................................     3,200        98,000
  SunTrust Banks, Inc.............................     2,600       178,912
  U.S. Bancorp....................................    12,400       295,275
  Union Planters Corp.............................     2,300        90,706
  Wachovia Corp...................................       900        61,200
  Wells Fargo Co..................................     3,100       125,356
                                                               -----------
                                                                 3,198,277
                                                               -----------


                                                     SHARES      VALUE
                                                    --------   ----------
BANKS (MONEY CENTER)--1.8%
  Bank of America Corp............................    27,700   $1,390,194
  Chase Manhattan Corp. (The).....................       800       62,150
  First Union Corp................................    18,300      600,469
  Firstar Corp....................................    15,100      318,987
                                                               ----------
                                                                2,371,800
                                                               ----------
BANKS (REGIONAL)--0.5%
  Associated Banc-Corp............................     1,000       34,250
  BancWest Corp...................................     1,200       23,400
  CCB Financial Corp..............................       500       21,781
  Colonial BancGroup, Inc. (The)..................       600        6,225
  Commerce Bancshares, Inc........................     1,100       37,262
  Commercial Federal Corp.........................       400        7,125
  Compass Bancshares, Inc.........................     1,900       42,394
  First Tennessee National Corp...................     2,200       62,700
  First Virginia Banks, Inc.......................       600       25,800
  FirstMerit Corp.................................     1,400       32,200
  Hibernia Corp. Class A..........................     2,300       24,437
  M & T Bank Corp.................................       100       41,425
  Marshall & Ilsley Corp..........................     1,400       87,937
  Mercantile Bankshares Corp......................     1,000       31,937
  North Fork Bancorporation, Inc..................     2,100       36,750
  Pacific Century Financial Corp..................       700       13,081
  Peoples Heritage Financial Group, Inc...........     1,700       25,606
  Provident Financial Group, Inc..................       300       10,762
  TCF Financial Corp..............................     1,300       32,337
  Wilmington Trust Corp...........................       400       19,300
                                                               ----------
                                                                  616,709
                                                               ----------
BEVERAGES (NON-ALCOHOLIC)--1.5%
  Coca-Cola Co. (The).............................    30,800    1,794,100
  PepsiCo, Inc....................................     4,600      162,150
                                                               ----------
                                                                1,956,250
                                                               ----------
BIOTECHNOLOGY--0.3%
  Amgen, Inc. (b).................................     3,000      180,187
  Genzyme Corp. (b)...............................     1,200       54,000
  Human Genome Sciences, Inc. (b).................       300       45,787
  IDEC Pharmaceuticals Corp. (b)..................       600       58,950
                                                               ----------
                                                                  338,924
                                                               ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.3%
  AT&T Corp.- Liberty Media Group Class A (b).....    15,500      879,625
  Comcast Corp. Special Class A...................    17,200      864,300
  MediaOne Group, Inc. (b)........................    17,100    1,313,494
                                                               ----------
                                                                3,057,419
                                                               ----------
BUILDING MATERIALS--0.0%
  Masco Corp......................................       100        2,537
  Owens Corning...................................     1,200       23,175
  USG Corp........................................       700       32,987
                                                               ----------
                                                                   58,699
                                                               ----------
CHEMICALS--1.3%
  Air Products & Chemicals, Inc...................     7,800      261,787
  Dow Chemical Co. (The)..........................     2,200      293,975
  Du Pont (E.I.) de Nemours & Co..................       600       39,525
  IMC Global, Inc.................................     3,700       60,587
  Lyondell Chemical Co............................     3,300       42,075
  Praxair, Inc....................................     3,800      191,187
  Rohm & Haas Co..................................     7,600      309,225
  Solutia, Inc....................................     4,100       63,294
  Union Carbide Corp..............................     6,100      407,175
                                                               ----------
                                                                1,668,830
                                                               ----------

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                                                     SHARES      VALUE
                                                    --------   ----------
CHEMICALS (DIVERSIFIED)--0.4%
  Monsanto Co.....................................     9,400   $  334,875
  PPG Industries, Inc.............................     2,400      150,150
                                                               ----------
                                                                  485,025
                                                               ----------
CHEMICALS (SPECIALTY)--0.0%
  USEC, Inc.......................................     1,100        7,700
                                                               ----------
COMMUNICATIONS EQUIPMENT--3.7%
  Lucent Technologies, Inc. (c)...................    40,400    3,022,425
  Motorola, Inc...................................     8,900    1,310,525
  QUALCOMM, Inc. (b)..............................     3,200      564,000
                                                               ----------
                                                                4,896,950
                                                               ----------
COMPUTERS (HARDWARE)--4.0%
  Compaq Computer Corp............................    23,600      638,675
  Dell Computer Corp. (b).........................    12,900      657,900
  Gateway, Inc. (b)...............................     3,000      216,187
  Hewlett-Packard Co..............................     4,400      501,325
  International Business Machines Corp. (c).......    13,200    1,425,600
  Sun Microsystems, Inc. (b)......................    23,000    1,781,062
                                                               ----------
                                                                5,220,749
                                                               ----------
COMPUTERS (NETWORKING)--3.4%
  3Com Corp. (b)..................................     3,400      159,800
  Cisco Systems, Inc. (b)(c)......................    40,800    4,370,700
                                                               ----------
                                                                4,530,500
                                                               ----------
COMPUTERS (PERIPHERALS)--1.6%
  EMC Corp. (b)...................................    16,500    1,802,625
  Lexmark International Group, Inc. Class A (b)...     1,700      153,850
  Quantum Corp. - DLT & Storage Systems (b).......     2,200       33,275
  Seagate Technology, Inc. (b)....................     3,100      144,344
                                                               ----------
                                                                2,134,094
                                                               ----------
COMPUTERS (SOFTWARE & SERVICES)--9.3%
  Adobe Systems, Inc..............................     1,800      121,050
  America Online, Inc. (b)........................    30,300    2,285,756
  BMC Software, Inc. (b)..........................     3,800      303,762
  Citrix Systems, Inc. (b)........................     1,200      147,600
  Computer Associates International, Inc..........     5,700      398,644
  Exodus Communications, Inc. (b).................     2,000      177,625
  Microsoft Corp. (c).............................    59,800    6,981,650
  Network Associates, Inc. (b)....................     1,900       50,706
  Novell, Inc. (b)................................     4,600      183,137
  Oracle Corp. (b)................................     7,500      840,469
  Yahoo!, Inc. (b)................................     1,700      735,569
                                                               ----------
                                                               12,225,968
                                                               ----------
CONSUMER FINANCE--0.3%
  Countrywide Credit Industries, Inc..............     1,800       45,450
  Household International, Inc....................     7,700      286,825
  Providian Financial Corp........................       200       18,212
                                                               ----------
                                                                  350,487
                                                               ----------
CONTAINERS & PACKAGING (PAPER)--0.1%
  Temple-Inland, Inc..............................     1,100       72,531
                                                               ----------
ELECTRIC COMPANIES--1.9%
  Allegheny Energy, Inc...........................     2,200       59,262
  Ameren Corp.....................................     1,400       45,850
  CMS Energy Corp.................................     2,200       68,612
  Carolina Power & Light Co.......................     6,000      182,625
  Central & South West Corp.......................    10,600      212,000
  Cinergy Corp....................................     3,300       79,612
  Constellation Energy Group......................     2,100       60,900
  DTE Energy Co...................................     3,000       94,125
  Dominion Resources, Inc.........................     4,600      180,550
  Edison International............................     1,700       44,519
  Entergy Corp....................................     4,800      123,600

                                                     SHARES      VALUE
                                                    --------   ----------
ELECTRIC COMPANIES--CONTINUED
  FPL Group, Inc..................................     3,700   $  158,406
  GPU, Inc........................................     2,600       77,837
  Nisource........................................     2,500       44,687
  Northern States Power Co........................     6,800      132,600
  PG&E Corp.......................................     7,900      161,950
  PP&L Resources, Inc.............................     3,300       75,487
  Pinnacle Systems, Inc...........................     1,600       48,900
  Reliant Energy, Inc.............................     5,500      125,812
  Southern Co. (The)..............................     1,100       25,850
  TECO Energy, Inc................................     2,500       46,406
  Texas Utilities Co..............................     5,700      202,706
  Unicom Corp.....................................     5,900      197,650
  Wisconsin Energy Corp...........................     2,200       42,350
                                                               ----------
                                                                2,492,296
                                                               ----------
ELECTRICAL EQUIPMENT--4.4%
  Cooper Industries, Inc..........................     2,200       88,962
  Emerson Electric Co.............................     9,100      522,112
  General Electric Co. (c)........................    33,100    5,122,225
  Hubbell, Inc....................................     1,200       32,700
                                                               ----------
                                                                5,765,999
                                                               ----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.1%
  Grainger (W.W.), Inc............................     2,200      105,187
                                                               ----------
ELECTRONICS (DEFENSE)--0.2%
  Raytheon Co., Class A...........................     9,400      233,237
                                                               ----------
ELECTRONICS (SEMICONDUCTORS)--3.7%
  Intel Corp. (c).................................    43,600    3,588,825
  National Semiconductor Corp. (b)................     2,200       94,188
  Texas Instruments, Inc..........................    10,800    1,046,250
  Xilinx, Inc. (b)................................     4,200      190,969
                                                               ----------
                                                                4,920,232
                                                               ----------
ENTERTAINMENT--1.1%
  Time Warner, Inc................................     4,000      289,750
  Viacom, Inc. Class B (b)........................     3,900      235,706
  Walt Disney Co. (The)...........................    30,300      886,275
                                                               ----------
                                                                1,411,731
                                                               ----------
EQUIPMENT (SEMICONDUCTOR)--0.5%
  Applied Materials, Inc. (b).....................     5,100      646,106
                                                               ----------
FINANCIAL (DIVERSIFIED)--3.4%
  Ambac Financial Group, Inc......................     1,700       88,719
  American Express Co.............................       500       83,125
  Associates First Capital Corp...................    11,900      326,506
  CIT Group, Inc. (The) Class A...................     3,900       82,388
  Citigroup, Inc. (c).............................    38,800    2,155,825
  FINOVA Group, Inc. (The)........................     1,000       35,500
  Fannie Mae......................................    16,200    1,011,488
  Financial Security Assurance Holdings Ltd.......       300       15,638
  Freddie Mac.....................................    12,000      564,750
  Morgan Stanley Dean Witter & Co.................       900      128,475
                                                               ----------
                                                                4,492,414
                                                               ----------
FOODS--0.6%
  General Mills, Inc..............................     5,200      185,900
  Heinz (H.J.) Co.................................     6,500      258,781
  Hershey Foods Corp..............................     2,000       95,000
  Nabisco Holdings Corp. Class A..................       800       25,300
  Sara Lee Corp...................................    12,900      284,606
                                                               ----------
                                                                  849,587
                                                               ----------
FOOTWEAR--0.0%
  Reebok International Ltd. (b)...................       700        5,731
                                                               ----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.1%
  International Game Technology...................     1,600       32,500

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                                                     SHARES      VALUE
                                                    --------   ----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--CONTINUED
  MGM Grand, Inc. (b).............................       100   $    5,031
  Mandalay Resort Group (b).......................     1,800       36,225
  Mirage Resorts, Inc. (b)........................     4,800       73,500
                                                               ----------
                                                                  147,256
                                                               ----------
HEALTH CARE (DIVERSIFIED)--4.0%
  Abbott Laboratories.............................    23,000      835,188
  American Home Products Corp.....................    19,800      780,863
  Bristol-Myers Squibb Co.........................    29,600    1,899,950
  Johnson & Johnson...............................     8,200      763,625
  Warner-Lambert Co...............................    12,900    1,056,994
                                                               ----------
                                                                5,336,620
                                                               ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.1%
  Forest Laboratories, Inc. (b)...................     1,500       92,156
  Lilly (Eli) & Co................................    16,700    1,110,550
  Merck & Co., Inc................................    16,900    1,133,356
  Pfizer, Inc.....................................    25,600      830,400
  Schering-Plough Corp............................    20,500      864,844
                                                               ----------
                                                                4,031,306
                                                               ----------
HEALTH CARE (GENERIC AND OTHER)--0.1%
  ALZA Corp. (b)..................................     1,400       48,475
  Watson Pharmaceuticals, Inc. (b)................     1,300       46,556
                                                               ----------
                                                                   95,031
                                                               ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.4%
  Columbia/HCA Healthcare Corp....................    12,300      360,544
  Tenet Healthcare Corp. (b)......................     7,200      169,200
                                                               ----------
                                                                  529,744
                                                               ----------
HEALTH CARE (MANAGED CARE)--0.3%
  Aetna, Inc......................................     3,500      195,344
  United HealthCare Corp..........................     2,900      154,063
  Wellpoint Health Networks, Inc. (b).............     1,500       98,906
                                                               ----------
                                                                  448,313
                                                               ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.6%
  Becton, Dickinson and Co........................     5,300      141,775
  Boston Scientific Corp. (b).....................     9,600      210,000
  Guidant Corp. (b)...............................     2,100       98,700
  Medtronic, Inc..................................     7,900      287,856
  St. Jude Medical, Inc. (b)......................     1,900       58,306
  Water Pik Technologies, Inc.....................         5           48
                                                               ----------
                                                                  796,685
                                                               ----------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.1%
  Furniture Brands International, Inc. (b)........       600       13,200
  Leggett & Platt, Inc............................     4,700      100,756
                                                               ----------
                                                                  113,956
                                                               ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.2%
  Clorox Co. (The)................................     4,300      216,613
  Fort James Corp.................................     3,600       98,550
  Kimberly-Clark Corp.............................     5,900      384,975
  Procter & Gamble Co. (The)......................    19,600    2,147,425
                                                               ----------
                                                                2,847,563
                                                               ----------
INSURANCE (LIFE/HEALTH)--0.4%
  Jefferson-Pilot Corp............................     1,300       88,725
  Lincoln National Corp...........................     4,500      180,000
  Torchmark Corp..................................     3,300       95,906
  UnumProvident Corp..............................     6,400      205,200
                                                               ----------
                                                                  569,831
                                                               ----------
INSURANCE (MULTI-LINE)--1.3%
  American International Group, Inc...............    10,200    1,102,875
  CIGNA Corp......................................     4,300      346,419

                                                     SHARES      VALUE
                                                    --------   ----------
INSURANCE (MULTI-LINE)--CONTINUED
  Hartford Financial Services Group, Inc. (The)...     5,700   $  270,038
                                                               ----------
                                                                1,719,332
                                                               ----------
INSURANCE (PROPERTY-CASUALTY)--0.7%
  Allstate Corp. (The)............................    21,600      518,400
  Fremont General Corp............................       800        5,900
  MBIA, Inc.......................................     2,400      126,750
  Mercury General Corp............................     1,000       22,250
  SAFECO Corp.....................................     3,200       79,600
  St. Paul Cos., Inc. (The).......................     5,500      185,281
  Travelers Property Casualty Corp. Class A.......     1,500       51,375
                                                               ----------
                                                                  989,556
                                                               ----------
INSURANCE BROKERS--0.2%
  Aon Corp........................................     6,200      248,000
  Marsh & McLennan Cos., Inc......................       400       38,275
                                                               ----------
                                                                  286,275
                                                               ----------
INVESTMENT BANKING/BROKERAGE--1.2%
  AXA Financial, Inc..............................     4,000      135,500
  Bear Stearns Cos., Inc. (The)...................     2,000       85,500
  E*TRADE Group, Inc. (b).........................     1,700       44,413
  Goldman Sachs Group, Inc. (The).................     7,000      659,313
  Merrill Lynch & Co., Inc........................     6,100      509,350
  Paine Webber Group, Inc.........................     2,500       97,031
  TD Waterhouse Group, Inc. (b)...................     6,200      101,913
                                                               ----------
                                                                1,633,020
                                                               ----------
IRON & STEEL--0.1%
  Allegheny Technologies. Inc.....................     2,900       65,069
  USX-U.S. Steel Group............................     1,900       62,700
                                                               ----------
                                                                  127,769
                                                               ----------
LEISURE TIME (PRODUCTS)--0.1%
  Hasbro, Inc.....................................     3,800       72,438
  Mattel, Inc.....................................     8,300      108,938
                                                               ----------
                                                                  181,376
                                                               ----------
LODGING-HOTELS--0.0%
  Extended Stay America, Inc. (b).................       500        3,813
  Hilton Hotels Corp..............................     6,500       62,563
                                                               ----------
                                                                   66,376
                                                               ----------
MACHINERY (DIVERSIFIED)--0.4%
  Caterpillar, Inc................................     2,600      122,363
  Deere & Co......................................     5,500      238,563
  Ingersoll-Rand Co...............................     3,300      181,706
                                                               ----------
                                                                  542,632
                                                               ----------
MANUFACTURING (DIVERSIFIED)--1.9%
  Eaton Corp......................................     1,700      123,463
  Honeywell International, Inc....................    16,000      923,000
  ITT Industries, Inc.............................     2,600       86,938
  Johnson Controls, Inc...........................       800       45,500
  Tyco International Ltd..........................    35,100    1,364,513
                                                               ----------
                                                                2,543,414
                                                               ----------
METALS MINING--0.5%
  Freeport-McMoRan Copper & Gold, Inc. Class A
    (b)...........................................     4,000       74,250
  Freeport-McMoRan Copper & Gold, Inc. Class B
    (b)...........................................     3,600       76,050
  Level 3 Communications, Inc. (b)................     5,300      433,938
                                                               ----------
                                                                  584,238
                                                               ----------
NATURAL GAS--0.1%
  Columbia Energy Group...........................     1,400       88,550
  Consolidated Natural Gas Co.....................     1,500       97,406
                                                               ----------
                                                                  185,956
                                                               ----------

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                                                     SHARES      VALUE
                                                    --------   ----------
OFFICE EQUIPMENT & SUPPLIES--0.0%
  Miller (Herman), Inc............................     1,400   $   32,200
                                                               ----------
OIL & GAS (DRILLING & EQUIPMENT)--0.2%
  Baker Hughes, Inc...............................     2,300       48,444
  Cooper Cameron Corp. (b)........................       800       39,150
  Diamond Offshore Drilling, Inc..................     1,000       30,563
  ENSCO International, Inc........................     2,200       50,325
  Global Marine, Inc. (b).........................     2,500       41,563
  Input/Output, Inc. (b)..........................       200        1,013
  R&B Falcon Corp. (b)............................     3,700       49,025
  Smith International, Inc. (b)...................       600       29,813
                                                               ----------
                                                                  289,896
                                                               ----------
OIL & GAS (EXPLORATION & PRODUCTION)--0.0%
  Union Pacific Resources Group, Inc..............     3,600       45,900
                                                               ----------
OIL & GAS (REFINING & MARKETING)--0.1%
  Tosco Corp......................................     2,400       65,250
  Ultramar Diamond Shamrock Corp..................     1,400       31,763
  Valero Energy Corp..............................       500        9,938
                                                               ----------
                                                                  106,951
                                                               ----------
OIL (DOMESTIC INTEGRATED)--0.4%
  Conoco, Inc. Class A............................     2,300       56,925
  Conoco, Inc. Class B............................    10,000      248,750
  Phillips Petroleum Co...........................     3,400      159,800
                                                               ----------
                                                                  465,475
                                                               ----------
OIL (INTERNATIONAL INTEGRATED)--3.4%
  Chevron Corp....................................     9,700      840,263
  Exxon Mobil Corp................................    44,300    3,570,856
  Texaco, Inc.....................................       500       27,156
                                                               ----------
                                                                4,438,275
                                                               ----------
PAPER & FOREST PRODUCTS--0.5%
  Bowater, Inc....................................       900       48,881
  Georgia-Pacific Group...........................     2,700      137,025
  International Paper Co..........................     6,500      366,844
  Louisiana-Pacific Corp..........................     1,500       21,375
  Smurfit-Stone Container Corp. (b)...............     3,900       95,550
                                                               ----------
                                                                  669,675
                                                               ----------
PERSONAL CARE--0.6%
  Gillette Co. (The)..............................    19,500      803,156
                                                               ----------
PHOTOGRAPHY/IMAGING--0.8%
  Eastman Kodak Co................................     9,400      622,750
  Xerox Corp......................................    18,200      412,913
                                                               ----------
                                                                1,035,663
                                                               ----------
PUBLISHING (NEWSPAPERS)--0.8%
  Gannett Co., Inc................................     6,700      546,469
  Knight-Ridder, Inc..............................     1,900      113,050
  New York Times Co. (The) Class A................     4,100      201,413
  Times Mirror Co. (The) Class A..................     2,000      134,000
  Washington Post Co. (The) Class B...............        21       11,673
                                                               ----------
                                                                1,006,605
                                                               ----------
RAILROADS--0.4%
  Burlington Northern Santa Fe Corp...............     6,300      152,775
  CSX Corp........................................     2,900       90,988
  Norfolk Southern Corp...........................     5,000      102,500
  Union Pacific Corp..............................     3,600      157,050
  Wisconsin Central Transportation Corp. (b)......       200        2,688
                                                               ----------
                                                                  506,001
                                                               ----------
REITS--0.1%
  Starwood Hotel & Resorts Worldwide, Inc.........     6,100      143,350
                                                               ----------

                                                     SHARES      VALUE
                                                    --------   ----------
RESTAURANTS--0.5%
  McDonald's Corp.................................    15,100   $  608,719
                                                               ----------
RETAIL (BUILDING SUPPLIES)--1.1%
  Home Depot, Inc. (The)..........................    16,800    1,151,850
  Lowe's Companies., Inc..........................     4,200      250,950
                                                               ----------
                                                                1,402,800
                                                               ----------
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
  Circuit City Stores-Circuit City Group..........     2,400      108,150
  CompUSA, Inc. (b)...............................     1,000        5,125
                                                               ----------
                                                                  113,275
                                                               ----------
RETAIL (DEPARTMENT STORES)--0.6%
  Federated Department Stores, Inc. (b)...........     4,400      222,475
  Kohl's Corp. (b)................................     1,800      129,938
  May Department Stores Co........................     7,000      225,750
  Nordstrom, Inc..................................     2,900       75,944
  Penney (J.C.) Co., Inc..........................     4,400       87,725
                                                               ----------
                                                                  741,832
                                                               ----------
RETAIL (DRUG STORES)--0.1%
  CVS Corp........................................     4,300      171,731
                                                               ----------
RETAIL (FOOD CHAINS)--0.7%
  Albertson's, Inc................................     7,200      232,200
  Kroger Co. (The) (b)............................    17,600      332,200
  Safeway, Inc. (b)...............................    10,800      384,075
                                                               ----------
                                                                  948,475
                                                               ----------
RETAIL (GENERAL MERCHANDISE)--3.1%
  Dayton Hudson Corp..............................     9,500      697,656
  Kmart Corp. (b).................................    10,200      102,638
  Sears, Roebuck & Co.............................     8,000      243,500
  Wal-Mart Stores, Inc. (c).......................    44,800    3,096,800
                                                               ----------
                                                                4,140,594
                                                               ----------
RETAIL (SPECIALTY-APPAREL)--0.8%
  Abercrombie & Fitch Co. Class A (b).............     2,200       58,713
  Gap, Inc. (The).................................    17,700      814,200
  TJX Cos., Inc. (The)............................     6,800      138,975
                                                               ----------
                                                                1,011,888
                                                               ----------
SAVINGS & LOAN COMPANIES--0.4%
  Astoria Financial Corp..........................       500       15,219
  Charter One Financial, Inc......................     3,300       63,113
  Dime Bancorp, Inc...............................     3,300       49,913
  Golden State Bancorp, Inc. (b)..................     1,000       17,250
  Golden West Financial Corp......................     2,700       90,450
  GreenPoint Financial Corp.......................     1,800       42,863
  Ocwen Financial Corp. (b).......................       300        1,875
  Sovereign Bancorp, Inc..........................     2,600       19,378
  Washington Federal, Inc.........................       200        3,950
  Washington Mutual, Inc..........................    10,800      280,800
                                                               ----------
                                                                  584,811
                                                               ----------
SERVICES (ADVERTISING/MARKETING)--0.1%
  DoubleClick, Inc. (b)...........................       700      177,144
                                                               ----------
SERVICES (COMMERCIAL & CONSUMER)--0.5%
  Cendant Corp. (b)...............................    24,300      645,469
  Service Corp. International.....................     9,500       65,906
                                                               ----------
                                                                  711,375
                                                               ----------
SERVICES (COMPUTER SYSTEMS)--0.3%
  Electronic Data Systems Corp....................     6,700      448,481
                                                               ----------
SERVICES (DATA PROCESSING)--0.7%
  Automatic Data Processing, Inc..................     9,100      490,263
  Equifax, Inc....................................     3,400       80,113

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

                                                     SHARES      VALUE
                                                    --------   ----------
SERVICES (DATA PROCESSING)--CONTINUED
  First Data Corp.................................     6,000   $  295,875
                                                               ----------
                                                                  866,251
                                                               ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.1%
  Sprint Corp. (PCS Group) (b)....................       900       92,250
                                                               ----------
TELECOMMUNICATIONS (LONG DISTANCE)--2.8%
  AT&T Corp.......................................    29,800    1,512,350
  MCI WorldCom, Inc. (b)(c).......................    40,800    2,164,950
                                                               ----------
                                                                3,677,300
                                                               ----------
TELEPHONE--3.5%
  Bell Atlantic Corp..............................    14,900      917,281
  BellSouth Corp..................................     5,900      276,194
  GTE Corp........................................    16,200    1,143,113
  SBC Communications, Inc.........................    47,000    2,291,250
                                                               ----------
                                                                4,627,838
                                                               ----------
TEXTILES (APPAREL)--0.0%
  Jones Apparel Group, Inc. (b)...................     2,400       65,100
                                                               ----------
TEXTILES (SPECIALTY)--0.0%
  Unifi, Inc. (b).................................       700        8,619
                                                               ----------
TOBACCO--0.8%
  Philip Morris Companies, Inc....................    44,100    1,022,569
                                                               ----------
TRUCKERS--0.0%
  Ryder System, Inc...............................       600       14,663
                                                               ----------
TRUCKS & PARTS--0.1%
  PACCAR, Inc.....................................     1,900       84,217
                                                               ----------
WASTE MANAGEMENT--0.2%
  Waste Management, Inc...........................    15,400      264,688
                                                               ----------
TOTAL COMMON STOCKS
  (Identified cost $105,199,056)............................   122,891,945
                                                               ----------

                                                     SHARES      VALUE
                                                    --------   ----------

FOREIGN COMMON STOCKS--3.7%
COMMUNICATIONS EQUIPMENT--1.2%
  Nortel Networks Corp. (Canada)..................    16,000   $1,616,000
                                                               ----------
ENTERTAINMENT--0.3%
  Seagram Company Ltd. (The) (Canada).............    10,300      462,856
                                                               ----------
FOODS--0.4%
  Unilever NV (Netherlands).......................     9,200      500,825
                                                               ----------
OIL (INTERNATIONAL INTEGRATED)--1.4%
  Royal Dutch Petroleum Co. NY Registered Shares
    (Netherlands).................................    30,000    1,813,125
                                                               ----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
  Global Crossing Holdings Ltd. (b) (Bermuda).....    10,900      545,000
                                                               ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,247,517)..............................    4,937,806
                                                               ----------
TOTAL LONG-TERM INVESTMENTS--97.1%
  (Identified cost $109,666,265)............................   128,048,926
                                                               ----------

                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (UNAUDITED)   (000)
                                       -----------   ------
SHORT-TERM OBLIGATIONS--2.9%
COMMERCIAL PAPER--2.9%
  Koch Industries, Inc. 4.50%,
    1/3/00...........................  A-1+          $3,800     3,799,050
                                                              -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,799,050).............................     3,799,050
                                                              -----------
TOTAL INVESTMENTS--100.0%
  (Identified cost $113,465,315)...........................   131,847,976(a)
  Cash and receivables, less liabilities--0.0%.............        12,024
                                                              -----------
NET ASSETS--100.0%.........................................   $131,860,000
                                                              ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $28,910,496 and gross depreciation of $10,565,371 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $113,502,851.
(b)                   Non-income producing.
(c)                   All or a portion segregated as collateral.

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $113,465,315).............................................    $131,847,976
Receivables
  Dividends and interest....................................         145,208
  Fund shares sold..........................................         142,732
  Investment securities sold................................          22,179
  Variation margin for futures contracts....................           9,350
Prepaid expenses............................................           1,027
                                                                ------------
    Total assets............................................     132,168,472
                                                                ------------
LIABILITIES
Payables
  Custodian.................................................             972
  Fund shares repurchased...................................         188,912
  Financial agent fee.......................................          13,770
  Investment advisory fee...................................          13,573
  Trustees' fee.............................................           6,958
Accrued expenses............................................          84,287
                                                                ------------
    Total liabilities.......................................         308,472
                                                                ------------
NET ASSETS..................................................    $131,860,000
                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $110,586,386
  Undistributed net investment income.......................           4,777
  Accumulated net realized gain.............................       2,764,711
  Net unrealized appreciation...............................      18,504,126
                                                                ------------
NET ASSETS..................................................    $131,860,000
                                                                ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       9,005,985
                                                                ============
Net asset value and offering price per share................    $      14.64
                                                                ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $ 1,449,878
  Interest..................................................        153,701
  Foreign taxes withheld....................................        (27,639)
                                                                -----------
    Total investment income.................................      1,575,940
                                                                -----------
EXPENSES
  Investment advisory fee...................................        471,493
  Financial agent fee.......................................        134,375
  Custodian.................................................         76,512
  Printing..................................................         37,120
  Professional..............................................         27,132
  Trustees..................................................         19,286
  Miscellaneous.............................................         16,885
                                                                -----------
    Total expenses..........................................        782,803
    Less expenses borne by investment adviser...............       (205,209)
    Custodian fees paid indirectly..........................         (1,325)
                                                                -----------
    Net expenses............................................        576,269
                                                                -----------
NET INVESTMENT INCOME.......................................        999,671
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      8,723,360
  Net realized gain on futures contracts....................        411,772
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      7,891,861
                                                                -----------
NET GAIN ON INVESTMENTS.....................................     17,026,993
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $18,026,664
                                                                ===========

                       See Notes to Financial Statements

                     PHOENIX RESEARCH ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED     YEAR ENDED
                                                                  12/31/99       12/31/98
                                                                ------------    -----------
FROM OPERATIONS
  Net investment income (loss)..............................    $    999,671    $   523,699
  Net realized gain (loss)..................................       9,135,132      3,008,093
  Net change in unrealized appreciation (depreciation)......       7,891,861      9,780,453
                                                                ------------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      18,026,664     13,312,245
                                                                ------------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (994,894)      (532,936)
  Net realized gains........................................      (6,542,091)    (2,994,712)
                                                                ------------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................      (7,536,985)    (3,527,648)
                                                                ------------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,584,453 and 5,285,851
    shares, respectively)...................................      78,731,870     63,644,481
  Net asset value of shares issued from reinvestment of
    distributions (517,025 and 271,800 shares,
    respectively)...........................................       7,536,985      3,527,648
  Cost of shares repurchased (2,409,378 and 3,186,084
    shares, respectively)...................................     (34,420,459)   (38,286,173)
                                                                ------------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      51,848,396     28,885,956
                                                                ------------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      62,338,075     38,670,553
NET ASSETS
  Beginning of period.......................................      69,521,925     30,851,372
                                                                ------------    -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $4,777 AND $0, RESPECTIVELY)...........    $131,860,000    $69,521,925
                                                                ============    ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                        FROM
                                                                                                      INCEPTION
                                                                                                       7/15/97
                                                                     YEAR ENDED DECEMBER 31,             TO
                                                                       1999             1998          12/31/97
                                                                   ------------       ---------       ---------
Net asset value, beginning of period........................          $13.08           $10.49          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................            0.12             0.12            0.05
  Net realized and unrealized gain (loss)...................            2.33             3.19            0.54
                                                                      ------           ------          ------
    TOTAL FROM INVESTMENT OPERATIONS........................            2.45             3.31            0.59
                                                                      ------           ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................           (0.12)           (0.12)          (0.05)
  Dividends from net realized gains.........................           (0.77)           (0.60)          (0.05)
                                                                      ------           ------          ------
    TOTAL DISTRIBUTIONS.....................................           (0.89)           (0.72)          (0.10)
                                                                      ------           ------          ------
CHANGE IN NET ASSET VALUE...................................            1.56             2.59            0.49
                                                                      ======           ======          ======
NET ASSET VALUE, END OF PERIOD..............................          $14.64           $13.08          $10.49
                                                                      ======           ======          ======

Total return................................................           18.86%           31.68%           5.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................        $131,860          $69,522         $30,851
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(2).....................................            0.55%            0.55%           0.55%(1)
  Net investment income.....................................            0.95%            1.08%           1.46%(1)
Portfolio turnover rate.....................................              45%              45%              9%(3)

(1) Annualized.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.75%, 0.82% and 1.05% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(3) Not annualized.

                       See Notes to Financial Statements

                      PHOENIX-BANKERS TRUST DOW 30 SERIES

INVESTOR PROFILE

    The Fund is appropriate for an investor who seeks to track the total return of the Dow Jones Industrial Average-Registered Trademark- before fund expenses.

INVESTMENT ADVISOR'S REPORT

    The Dow Jones Industrial Average-Registered Trademark- returned 11.22% for the 4th quarter 1999 and 25.22% for full year 1999.

    Leading stocks for the quarter included Home Depot, up 50.27%, Wal-Mart, up 45.34% and Alcoa, up 33.74%. Lagging stocks for the quarter included Philip Morris, down 32.72%, Caterpillar, down 14.14%, and Eastman Kodak, down 12.40%.

    There were a number of index changes for the 4th quarter. Microsoft, Intel, Home Depot and SBC Communications replaced Chevron, Goodyear Tire & Rubber, Sears, Roebuck and Union Carbide. Name changes within the index included Exxon Corp, which was renamed Exxon Mobil, and AlliedSignal, which was renamed Honeywell International.

OUTLOOK

    Economy's ability to grow quickly (and generate strong profits) w/o inflation has been the driving force behind the bull market in recent years. Economic fundamentals to be much less supportive of equities in the next year or two due to a gradual slowdown in economic growth, modest pickup in inflation and pressure on profit margins from rising labor costs and higher interest rates. We don't see a sharp correction in equities, because we expect a reasonable "soft landing" for the economy. We also see the economy retaining many of its structural improvements (e.g., faster productivity growth and less volatile economic cycles).

                      PHOENIX-BANKERS TRUST DOW 30 SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


                                                     SHARES        VALUE
                                                   -----------   ----------
COMMON STOCKS--98.1%
AEROSPACE/DEFENSE--1.8%
  Boeing Co. (The)..............................         2,179   $   90,565
                                                                 ----------
ALUMINUM--3.5%
  Alcoa, Inc....................................         2,179      180,857
                                                                 ----------
AUTOMOBILES--3.1%
  General Motors Corp...........................         2,179      158,386
                                                                 ----------
BANKS (MONEY CENTER)--5.4%
  Morgan (J.P.) & Co., Inc......................         2,179      275,916
                                                                 ----------
BEVERAGES (NON-ALCOHOLIC)--2.5%
  Coca-Cola Co. (The)...........................         2,179      126,927
                                                                 ----------
CHEMICALS--2.8%
  Du Pont (E.I.) de Nemours & Co................         2,179      143,541
                                                                 ----------
COMPUTERS (HARDWARE)--9.4%
  Hewlett-Packard Co............................         2,179      248,270
  International Business Machines Corp..........         2,179      235,332
                                                                 ----------
                                                                    483,602
                                                                 ----------
COMPUTERS (SOFTWARE & SERVICES)--4.9%
  Microsoft Corp. (b)...........................         2,179      254,398
                                                                 ----------
ELECTRICAL EQUIPMENT--6.6%
  General Electric Co...........................         2,179      337,200
                                                                 ----------
ELECTRONICS (SEMICONDUCTORS)--3.5%
  Intel Corp....................................         2,179      179,359
                                                                 ----------
ENTERTAINMENT--1.2%
  Walt Disney Co. (The).........................         2,179       63,736
                                                                 ----------
FINANCIAL (DIVERSIFIED)--9.4%
  American Express Co...........................         2,179      362,259
  Citigroup, Inc................................         2,179      121,071
                                                                 ----------
                                                                    483,330
                                                                 ----------
HEALTH CARE (DIVERSIFIED)--3.9%
  Johnson & Johnson.............................         2,179      202,919
                                                                 ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.8%
  Merck & Co., Inc..............................         2,179      146,129
                                                                 ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--4.6%
  Procter & Gamble Co. (The)....................         2,179      238,737
                                                                 ----------

                                                     SHARES        VALUE
                                                   -----------   ----------
MACHINERY (DIVERSIFIED)--2.0%
  Caterpillar, Inc..............................         2,179   $  102,549
                                                                 ----------
MANUFACTURING (DIVERSIFIED)--9.3%
  Honeywell International, Inc..................         2,179      125,701
  Minnesota Mining and Manufacturing Co.........         2,179      213,270
  United Technologies Corp......................         2,179      141,635
                                                                 ----------
                                                                    480,606
                                                                 ----------
OIL (INTERNATIONAL INTEGRATED)--3.4%
  Exxon Mobil Corp..............................         2,179      175,546
                                                                 ----------
PAPER & FOREST PRODUCTS--2.4%
  International Paper Co........................         2,179      122,977
                                                                 ----------
PHOTOGRAPHY/IMAGING--2.8%
  Eastman Kodak Co..............................         2,179      144,359
                                                                 ----------
RESTAURANTS--1.7%
  McDonald's Corp...............................         2,179       87,841
                                                                 ----------
RETAIL (BUILDING SUPPLIES)--2.9%
  Home Depot, Inc. (The)........................         2,179      149,432
                                                                 ----------
RETAIL (GENERAL MERCHANDISE)--2.9%
  Wal-Mart Stores, Inc..........................         2,179      150,623
                                                                 ----------
TELECOMMUNICATIONS (LONG DISTANCE)--2.2%
  AT&T Corp.....................................         2,179      110,584
                                                                 ----------
TELEPHONE--2.1%
  SBC Communications, Inc.......................         2,179      106,226
                                                                 ----------
TOBACCO--1.0%
  Philip Morris Companies, Inc..................         2,179       50,525
                                                                 ----------
TOTAL COMMON STOCKS
  (Identified cost $4,931,947)................................    5,046,870
                                                                 ----------
UNIT INVESTMENT TRUSTS--1.8%
  Diamonds Trust, Series I......................           809       93,187
                                                                 ----------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $92,614)...................................       93,187
                                                                 ----------
TOTAL INVESTMENTS--99.9%
  (Identified cost $5,024,561)................................    5,140,057(a)
  Cash and receivables, less liabilities--0.1%................        2,811
                                                                 ----------
NET ASSETS--100.0%............................................   $5,142,868
                                                                 ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $177,532 and gross depreciation of $62,036 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $5,024,561.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-BANKERS TRUST DOW 30 SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $5,024,561)...............................................    $5,140,057
Cash........................................................         3,133
Receivables
  Investment securities sold................................        72,492
  Receivable from adviser...................................        15,404
  Dividends and interest....................................         3,901
                                                                ----------
    Total assets............................................     5,234,987
                                                                ----------
LIABILITIES
Payables
  Investment securities purchased...........................        75,608
  Trustees' fee.............................................         1,310
  Financial agent fee.......................................            93
Accrued expenses............................................        15,108
                                                                ----------
    Total liabilities.......................................        92,119
                                                                ----------
NET ASSETS..................................................    $5,142,868
                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $5,022,792
  Undistributed net investment income.......................            74
  Accumulated net realized gain.............................         4,506
  Net unrealized appreciation...............................       115,496
                                                                ----------
NET ASSETS..................................................    $5,142,868
                                                                ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       502,240
                                                                ==========
Net asset value and offering price per share................    $    10.24
                                                                ==========

STATEMENT OF OPERATIONS
FROM INCEPTION DECEMBER 15, 1999 TO DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $  3,901
  Interest..................................................       3,299
                                                                --------
    Total investment income.................................       7,200
                                                                --------
EXPENSES
  Investment advisory fee...................................         775
  Financial agent fee.......................................          93
  Professional..............................................      10,000
  Printing..................................................       4,478
  Trustees..................................................       1,310
  Custodian.................................................         364
  Miscellaneous.............................................         266
                                                                --------
    Total expenses..........................................      17,286
    Less expenses borne by investment adviser...............     (16,179)
                                                                --------
    Net expenses............................................       1,107
                                                                --------
NET INVESTMENT INCOME.......................................       6,093
                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................       4,506
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     115,496
                                                                --------
NET GAIN ON INVESTMENTS.....................................     120,002
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $126,095
                                                                ========

                       See Notes to Financial Statements

                      PHOENIX-BANKERS TRUST DOW 30 SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                FROM INCEPTION
                                                                  12/15/99 TO
                                                                   12/31/99
                                                                ---------------
FROM OPERATIONS
  Net investment income (loss)..............................      $    6,093
  Net realized gain (loss)..................................           4,506
  Net change in unrealized appreciation (depreciation)......         115,496
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................         126,095
                                                                  ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................          (6,019)
  Net realized gains........................................              --
                                                                  ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................          (6,019)
                                                                  ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (501,651 shares)............       5,016,781
  Net asset value of shares issued from reinvestment of
    distributions (590 shares)..............................           6,019
  Cost of shares repurchased (1 shares).....................              (8)
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................       5,022,792
                                                                  ----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................       5,142,868
NET ASSETS
  Beginning of period.......................................              --
                                                                  ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $74)..........................................      $5,142,868
                                                                  ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                FROM INCEPTION
                                                                  12/15/99 TO
                                                                   12/31/99
                                                                ---------------
Net asset value, beginning of period........................        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................          0.01
  Net realized and unrealized gain (loss)...................          0.24
                                                                    ------
    TOTAL FROM INVESTMENT OPERATIONS........................          0.25
                                                                    ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................         (0.01)
                                                                    ------
    TOTAL DISTRIBUTIONS.....................................         (0.01)
                                                                    ------
CHANGE IN NET ASSET VALUE...................................          0.24
                                                                    ------
NET ASSET VALUE, END OF PERIOD..............................        $10.24
                                                                    ======

Total return................................................          2.52%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................        $5,143
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................          0.50%(1)
  Net investment income.....................................          2.75%(1)
Portfolio turnover rate.....................................          1.41%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 7.81% for the period ended December 31, 1999.

                       See Notes to Financial Statements

                 PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

INVESTOR PROFILE

    The fund is appropriate for longer-term investors who want the relative credit safety of government bonds and are comfortable with fluctuations in the value of their investments. Investors should note that an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT ADVISOR'S REPORT

    U.S. Treasury yields continued to rise and ended the fourth quarter at their highest levels of the year. 1999 was the worst year for the Treasury market since 1994 and the worst year ever for the 30-year Treasury bond. Yields of 10-year and 30-year Treasury securities ended the fourth quarter at 6.44% and 6.48%, respectively, versus 5.88% and 6.05% at the end of the third quarter and 4.65% and 5.09% at the end of 1998. Stronger than expected U.S. economic growth combined with rebounding global economies continued to fuel market fears of higher inflation and market expectations of a tighter Fed monetary policy. The Fed Funds target rate was increased by another 25 basis points to 5.50% in mid-November, reversing the last of the three Fed easings implemented during Fall 1998. The 2- to 30-year coupon curve remained within a narrow range since the Fed tightened in mid-November. However, the 10- to 30-year portion of the curve flattened significantly as a result of the reopening of the 10-year and elimination of the 30-year in the November Treasury refunding. The fund's average duration remained at or below its neutral target and ended the year at
9.8 years.

OUTLOOK

    With the Fed in a tightening mode, the coupon curve should have a flattening bias. Further monetary policy tightening at the early February FOMC meeting is highly likely and is currently reflected in the front end of the yield curve. However, in the absence of concrete evidence of rising inflation, Fed tightenings will be more moderate than aggressive.

                 PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)       VALUE
                                         -----------   --------   ----------
U.S. GOVERNMENT SECURITIES--78.4%
U.S. TREASURY BONDS--78.4%
  U.S. Treasury Bonds 9.25%, 2/15/16...  AAA             $400     $  493,855
  U.S. Treasury Bonds 8.75%, 5/15/17...  AAA              400        477,563
  U.S. Treasury Bonds 9.125%,
    5/15/18............................  AAA              400        495,428
  U.S. Treasury Bonds 8.875%,
    2/15/19............................  AAA              400        486,779
  U.S. Treasury Bonds 8.125%,
    8/15/19............................  AAA              400        455,701
  U.S. Treasury Bonds 8.50%, 2/15/20...  AAA              400        472,664
  U.S. Treasury Bonds 8.75%, 5/15/20...  AAA              400        484,001
  U.S. Treasury Bonds 8.75%, 8/15/20...  AAA              350        423,928
  U.S. Treasury Bonds 6.125%,
    8/15/29............................  AAA              200        190,557
                                                                  ----------
                                                                   3,980,476
                                                                  ----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $4,058,914).................................    3,980,476
                                                                  ----------
AGENCY MORTGAGE-BACKED SECURITIES--14.1%
  Freddie Mac 6.75%, 9/15/29...........  AAA              750        714,026
                                                                  ----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $723,624)...................................      714,026
                                                                  ----------
TOTAL LONG-TERM INVESTMENTS--92.5%
  (Identified cost $4,782,538).................................    4,694,502
                                                                  ----------

                                                         PAR
                                                        VALUE
                                                        (000)       VALUE
                                                       --------   ----------
SHORT-TERM OBLIGATIONS--5.0%
REPURCHASE AGREEMENT--5.0%
  First Union Capital repurchase
    agreement 3.25%, dated 12/31/99 due
    1/3/00, repurchase price $255,069
    collateralized by U.S. Treasury
    Notes 4.50%-7.25%, 9/30/00-5/15/04
    market value $259,870 (b)..........                  $255     $  255,000
                                                                  ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $255,000)...................................      255,000
                                                                  ----------
TOTAL INVESTMENTS--97.5%
  (Identified cost $5,037,538).................................    4,949,502(a)
  Cash and receivables, less liabilities--2.5%.................      126,734
                                                                  ----------
NET ASSETS--100.0%.............................................   $5,076,236
                                                                  ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $0 and gross depreciation of $88,036 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $5,037,538.
(b)                   The repurchase agreement is fully collateralized by U.S.
                      Treasury Notes based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account.

                       See Notes to Financial Statements

                 PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $5,037,538)...............................................    $4,949,502
Cash........................................................         1,692
Receivables
  Dividends and Interest....................................        88,072
  Fund shares sold..........................................        38,596
  Receivable from adviser...................................        14,885
                                                                ----------
    Total assets............................................     5,092,747
                                                                ----------
LIABILITIES
Payables
  Trustees' fee.............................................         1,310
  Financial agent fee.......................................            93
Accrued expenses............................................        15,108
                                                                ----------
    Total liabilities.......................................        16,511
                                                                ----------
NET ASSETS..................................................    $5,076,236
                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $5,164,245
  Undistributed net investment income.......................            27
  Net unrealized depreciation...............................       (88,036)
                                                                ----------
NET ASSETS..................................................    $5,076,236
                                                                ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       516,660
                                                                ==========
Net asset value and offering price per share................         $9.83
                                                                ==========

STATEMENT OF OPERATIONS
FROM INCEPTION DECEMBER 15, 1999 TO DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $ 15,970
                                                                --------
    Total investment income.................................      15,970
                                                                --------
EXPENSES
  Investment advisory fee...................................       1,301
  Financial agent fee.......................................          93
  Professional..............................................      10,000
  Printing..................................................       4,478
  Trustees..................................................       1,310
  Custodian.................................................         364
  Miscellaneous.............................................         266
                                                                --------
    Total expenses..........................................      17,812
    Less expenses borne by investment adviser...............     (16,185)
                                                                --------
    Net expenses............................................       1,627
                                                                --------
NET INVESTMENT INCOME.......................................      14,343
                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................          --
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (88,036)
                                                                --------
NET LOSS ON INVESTMENTS.....................................     (88,036)
                                                                --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(73,693)
                                                                ========

                       See Notes to Financial Statements

                 PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                FROM INCEPTION
                                                                  12/15/99 TO
                                                                   12/31/99
                                                                ---------------
FROM OPERATIONS
  Net investment income (loss)..............................      $   14,343
  Net realized gain (loss)..................................              --
  Net change in unrealized appreciation (depreciation)......         (88,036)
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................         (73,693)
                                                                  ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (14,316)
  Net realized gains........................................              --
                                                                  ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (14,316)
                                                                  ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (515,209 shares)............       5,149,929
  Net asset value of shares issued from reinvestment of
    distributions(1,451 shares).............................          14,316
  Cost of shares repurchased (0 shares).....................              --
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................       5,164,245
                                                                  ----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................       5,076,236
NET ASSETS
  Beginning of period.......................................              --
                                                                  ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $27)...................................      $5,076,236
                                                                  ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   FROM INCEPTION
                                                                     12/15/99 TO
                                                                      12/31/99
                                                                   ---------------
Net asset value, beginning of period........................           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................             0.03
  Net realized and unrealized gain (loss)...................            (0.17)
                                                                       ------
    TOTAL FROM INVESTMENT OPERATIONS........................            (0.14)
                                                                       ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................            (0.03)
                                                                       ------
    TOTAL DISTRIBUTIONS.....................................            (0.03)
                                                                       ------
CHANGE IN NET ASSET VALUE...................................            (0.17)
                                                                       ------
NET ASSET VALUE, END OF PERIOD..............................           $ 9.83
                                                                       ======

Total return................................................            (1.47)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................           $5,076
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................             0.75%(1)
  Net investment income.....................................             6.61%(1)
Portfolio turnover rate.....................................                0%(2)

(1) Annualized
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.21% for the period ended December 31, 1999.

                       See Notes to Financial Statements

                       PHOENIX-JANUS EQUITY INCOME SERIES

INVESTOR PROFILE

    The Fund is appropriate for more conservative investors seeking long-term capital appreciation, consistent with the preservation of capital and balanced by current income.

INVESTMENT ADVISOR'S REPORT

    The Fund, which was opened on December 20, applies a diversified strategy that allows Portfolio Manager Karen L. Reidy to invest across a wide spectrum of equity and fixed-income investment options. Karen selects compelling equity investments from the more conservative end of what Janus' never-ending research uncovers. At the core of Janus' investment approach is rigorous numbers crunching, creating highly detailed financial models. But understanding what's truly driving the numbers means getting out on the road to visit companies on their home turf. Then we take our research a step further, interviewing customers, suppliers and even competitors, which offers us a more complete understanding of each opportunity. Through this constant, hands-on research, we're constantly digging deeper to uncover an information edge. Among our fixed-income holdings, we also work to increase total return by carefully selecting convertible bonds. By adding convertibles, we can participate in a stock's upside while the bond's yield helps limit downside volatility. Additionally, we limit the Fund's interest rate volatility and do not make interest rate bets. Rather, we mix together an assortment of debt instruments whose underlying companies possess clear catalysts that will drive future earnings. These include investment grade and high-yield bonds that bolster the Fund's yield and offer compelling upside potential.

OUTLOOK

    Looking ahead, we are slightly concerned about what the market may have in store. Long-term interest rates now stand at their highest levels in over two years and, with continued strength in the U.S. economy, the Federal Reserve may become even more vigilant in its fight against inflation. Therefore, we will almost certainly see heightened volatility in the coming year. Regardless of what the future holds, it's business as usual here at Janus. Rest assured, we will continue to travel extensively, visiting our companies in their home offices. By looking for critical data points that others have missed or simply overlooked, we uncover a substantive information edge that bolsters our conviction in each and every holding.

                       PHOENIX-JANUS EQUITY INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999


                                                     SHARES      VALUE
                                                    --------   ----------
COMMON STOCKS--69.8%
BANKS (MAJOR REGIONAL)--0.4%
  Bank of New York Co., Inc. (The)...............        255   $   10,200
                                                               ----------
BANKS (MONEY CENTER)--0.9%
  Firstar Corp...................................        945       19,963
                                                               ----------
BEVERAGES (ALCOHOLIC)--1.0%
  Anheuser-Busch Cos., Inc.......................        315       22,326
                                                               ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--12.3%
  AT&T Corp.-Liberty Media Group Class A (b).....      1,080       61,290
  Comcast Corp. Special Class A..................      1,245       62,561
  Cox Communications, Inc. Class A (b)...........        600       30,900
  Hispanic Broadcasting Corp. (b)................        390       35,965
  Infinity Broadcasting Corp. Class A (b)........        985       35,645
  Univision Communications, Inc. Class A (b).....        550       56,203
                                                               ----------
                                                                  282,564
                                                               ----------
COMMUNICATIONS EQUIPMENT--1.2%
  Lucent Technologies, Inc.......................        365       27,307
                                                               ----------
COMPUTERS (NETWORKING)--2.9%
  Cisco Systems, Inc. (b)........................        615       65,882
                                                               ----------
COMPUTERS (PERIPHERALS)--2.8%
  EMC Corp. (b)..................................        595       65,004
                                                               ----------
COMPUTERS (SOFTWARE & SERVICES)--3.1%
  BEA Systems, Inc. (b)..........................         95        6,644
  Microsoft Corp. (b)............................        480       56,040
  VeriSign, Inc. (b).............................         45        8,584
                                                               ----------
                                                                   71,268
                                                               ----------
ELECTRICAL EQUIPMENT--4.0%
  General Electric Co............................        600       92,850
                                                               ----------
ELECTRONICS (SEMICONDUCTORS)--5.4%
  Linear Technology Corp.........................        555       39,717
  Maxim Integrated Products, Inc. (b)............        940       44,356
  Texas Instruments, Inc.........................        415       40,203
                                                               ----------
                                                                  124,276
                                                               ----------
ENTERTAINMENT--5.0%
  Time Warner, Inc...............................        405       29,337
  Viacom, Inc. Class B (b).......................      1,425       86,123
                                                               ----------
                                                                  115,460
                                                               ----------
FINANCIAL (DIVERSIFIED)--5.5%
  American Express Co............................        370       61,512
  Citigroup, Inc.................................        750       41,672
  Fannie Mae.....................................        360       22,477
                                                               ----------
                                                                  125,661
                                                               ----------
HEALTH CARE (DIVERSIFIED)--1.5%
  Allergan, Inc..................................        705       35,074
                                                               ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.4%
  Genentech, Inc. (b)............................        305       41,022
  Schering-Plough Corp...........................        360       15,187
                                                               ----------
                                                                   56,209
                                                               ----------
INSURANCE (MULTI-LINE)--1.7%
  American International Group, Inc..............        365       39,466
                                                               ----------
INVESTMENT BANKING/BROKERAGE--1.3%
  Schwab (Charles) Corp. (The)...................        780       29,932
                                                               ----------
NATURAL GAS--2.1%
  Enron Corp.....................................      1,090       48,369
                                                               ----------

                                                     SHARES      VALUE
                                                    --------   ----------
RESTAURANTS--1.3%
  McDonald's Corp................................        725   $   29,227
                                                               ----------
RETAIL (BUILDING SUPPLIES)--2.2%
  Home Depot, Inc. (The).........................        728       49,879
                                                               ----------
RETAIL (GENERAL MERCHANDISE)--1.9%
  Costco Wholesale Corp. (b).....................        230       20,987
  Wal-Mart Stores, Inc...........................        325       22,466
                                                               ----------
                                                                   43,453
                                                               ----------
RETAIL (HOME SHOPPING)--0.6%
  Insight Enterprises, Inc. (b)..................        345       14,016
                                                               ----------
SERVICES (DATA PROCESSING)--3.0%
  Automatic Data Processing, Inc.................        990       53,336
  Paychex, Inc...................................        380       15,200
                                                               ----------
                                                                   68,536
                                                               ----------
SHIPPING--1.0%
  Royal Caribbean Cruises Ltd....................        485       23,917
                                                               ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--5.0%
  Nextel Communications, Inc. Class A (b)........        390       40,219
  Omnipoint Corp. (b)............................        390       47,044
  Sprint Corp. (PCS Group) (b)...................        275       28,188
                                                               ----------
                                                                  115,451
                                                               ----------
TELEPHONE--1.3%
  Alltel Corp....................................        135       11,163
  Centurytel, Inc................................        415       19,661
                                                               ----------
                                                                   30,824
                                                               ----------
TOTAL COMMON STOCKS
  (Identified cost $1,517,569)..............................    1,607,114
                                                               ----------
FOREIGN COMMON STOCKS--8.2%
COMMUNICATIONS EQUIPMENT--3.8%
  Nokia Oyj (Finland)............................         46        8,339
  Nokia Oyj Sponsored ADR (Finland)..............        420       79,800
                                                               ----------
                                                                   88,139
                                                               ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
  AstraZeneca Group PLC Sponsored ADR (United
    Kingdom).....................................        485       20,249
                                                               ----------
INSURANCE (LIFE/HEALTH)--2.4%
  Prudential PLC (United Kingdom)................      2,787       54,923
                                                               ----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
  Telefonica SA Sponsored ADR (Spain) (b)........         20        1,576
                                                               ----------
TELEPHONE--1.0%
  Telefonica SA (Spain) (b)......................        959       23,953
                                                               ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $169,066)................................      188,840
                                                               ----------
PREFERRED STOCKS--1.3%
BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
  Comcast Corp. Pfd. 2%..........................        150       14,250
                                                               ----------
MISCELLANEOUS--0.7%
  Houston Industries, Inc. Pfd. 7%...............        125       15,062
                                                               ----------
TOTAL PREFERRED STOCKS
  (Identified cost $28,419).................................       29,312
                                                               ----------

                       See Notes to Financial Statements

                       PHOENIX-JANUS EQUITY INCOME SERIES

                                                     SHARES      VALUE
                                                    --------   ----------
FOREIGN PREFERRED STOCKS--0.9%
AUTOMOBILES--0.9%
  Porsche AG (Germany)...........................          8   $   21,754
                                                               ----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $21,627).................................       21,754
                                                               ----------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (UNAUDITED)    (000)
                                           -----------   --------
CONVERTIBLE BONDS--2.6%
COMPUTERS (PERIPHERALS)--0.6%
  EMC Corp. Cv. 6%, 5/15/04..............  BBB-            $ 10        13,688
                                                                    ---------
COMPUTERS (SOFTWARE & SERVICES)--0.6%
  BEA Systems, Inc. Cv. 144A 4%, 12/15/06
    (c)..................................  NR                13        15,161
                                                                    ---------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.7%
  Nextel Communications, Inc. Cv. 4.75%,
    7/1/07...............................  B                  7        15,846
                                                                    ---------
TELECOMMUNICATIONS (LONG DISTANCE)--0.7%
  NTL Corp. Cv. 7%, 12/15/08.............  CCC+               6        15,840
                                                                    ---------
TOTAL CONVERTIBLE BONDS
  (Identified cost $54,408)......................................      60,535
                                                                    ---------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (UNAUDITED)    (000)       VALUE
                                           -----------   --------   ----------
FOREIGN CONVERTIBLE BONDS--0.9%
UNITED KINGDOM--0.9%
  Telewest PLC Cv. 144A 5.25%, 2/19/07
    (c)(d)...............................  B+              $ 11     $   20,256
                                                                    ----------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $20,470)......................................       20,256
                                                                    ----------
TOTAL LONG-TERM INVESTMENTS--83.7%
  (Identified cost $1,811,559)...................................    1,927,811
                                                                    ----------
SHORT-TERM OBLIGATIONS--20.8%
FEDERAL AGENCY SECURITIES--20.8%
  Freddie Mac Discount Note 1.50%,
    1/3/00...............................                   480        479,960
                                                                    ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $479,960).....................................      479,960
                                                                    ----------
TOTAL INVESTMENTS--104.5%
  (Identified cost $2,291,519)...................................    2,407,771(a)
  Cash and receivables, less liabilities--(4.5%).................     (103,657)
                                                                    ----------
NET ASSETS--100.0%...............................................   $2,304,114
                                                                    ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $124,462 and gross depreciation of $8,210 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purpose was $2,291,519.
(b)                   Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $35,417 or 1.5% of net assets.
(d)                   Par value represents British Pounds.

                       See Notes to Financial Statements

                       PHOENIX-JANUS EQUITY INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $2,291,519)...............................................    $2,407,771
Cash........................................................         2,503
Foreign currency at value (identified cost $20,929).........        20,930
Receivables
  Fund shares sold..........................................        47,410
  Investment securities sold................................        23,107
  Receivable from adviser...................................        15,527
  Interest and dividends....................................           959
                                                                ----------
    Total assets............................................     2,518,207
                                                                ----------
LIABILITIES
Payables
  Investment securities purchased...........................       197,650
  Trustees' fee.............................................         1,297
  Financial agent fee.......................................            37
Accrued expenses............................................        15,109
                                                                ----------
    Total liabilities.......................................       214,093
                                                                ----------
NET ASSETS..................................................    $2,304,114
                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $2,184,738
  Undistributed net investment income.......................         1,731
  Accumulated net realized gain.............................         1,392
  Net unrealized appreciation...............................       116,253
                                                                ----------
NET ASSETS..................................................    $2,304,114
                                                                ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       217,671
                                                                ==========
Net asset value and offering price per share................    $    10.59
                                                                ==========

STATEMENT OF OPERATIONS
FROM INCEPTION DECEMBER 15, 1999 TO DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $  2,193
  Dividends.................................................         453
                                                                --------
    Total investment income.................................       2,646
                                                                --------
EXPENSES
  Investment advisory fee...................................         778
  Financial agent fee.......................................          37
  Professional..............................................      10,000
  Printing..................................................       4,478
  Trustees..................................................       1,297
  Custodian.................................................         364
  Miscellaneous.............................................         266
                                                                --------
    Total expenses..........................................      17,220
    Less expenses borne by investment adviser...............     (16,305)
                                                                --------
    Net expenses............................................         915
                                                                --------
NET INVESTMENT INCOME.......................................       1,731
                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................       1,392
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     116,252
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......           1
                                                                --------
NET GAIN ON INVESTMENTS.....................................     117,645
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $119,376
                                                                ========

                       See Notes to Financial Statements

                       PHOENIX-JANUS EQUITY INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FROM INCEPTION
                                                                    12/15/99 TO
                                                                     12/31/99
                                                                -------------------
FROM OPERATIONS
  Net investment income (loss)..............................        $    1,731
  Net realized gain (loss)..................................             1,392
  Net change in unrealized appreciation (depreciation)......           116,253
                                                                    ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................           119,376
                                                                    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................                --
  Net realized gains........................................                --
                                                                    ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................                --
                                                                    ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (217,672 shares)............         2,184,748
  Net asset value of shares issued from reinvestment of
    distributions (0 shares)................................                --
  Cost of shares repurchased (1 share)......................               (10)
                                                                    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................         2,184,738
                                                                    ----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................         2,304,114
NET ASSETS
  Beginning of period.......................................                --
                                                                    ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $1,731.................................        $2,304,114
                                                                    ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   FROM INCEPTION
                                                                     12/15/99 TO
                                                                      12/31/99
                                                                   ---------------
Net asset value, beginning of period........................           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................             0.01
  Net realized and unrealized gain (loss)...................             0.58
                                                                       ------
    TOTAL FROM INVESTMENT OPERATIONS........................             0.59
                                                                       ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................               --
                                                                       ------
    TOTAL DISTRIBUTIONS.....................................               --
                                                                       ------
CHANGE IN NET ASSET VALUE...................................             0.59
                                                                       ------
NET ASSET VALUE, END OF PERIOD..............................           $10.59
                                                                       ======

Total return................................................             5.86%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................           $2,304
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................             1.00%(1)
  Net investment income.....................................             1.89%(1)
Portfolio turnover rate.....................................               11%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 18.81% for the period ended December 31, 1999.

                       See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

INVESTOR PROFILE

    The Fund is appropriate for a conservative investor seeking a diversified bond portfolio that provides current income with minimal risk to capital.

INVESTMENT ADVISOR'S REPORT

    The Fund, which was available to investors on December 20, 1999, follows a flexible income strategy that invests in individual holdings from across a wide range of income-producing securities. While the allocation between Treasuries, investment-grade corporate bonds and high-yield risk securities may shift in response to economic or market conditions, each position is selected one at a time through rigorous credit analysis and extensive hands-on research. Before we invest in a credit, we get to know the company from the ground up. We test its products, visit its stores, and meet repeatedly with management as well as people at all levels of the organization. We build exacting financial models to forecast every aspect of the company's business over a three- to five-year time horizon. This level of analysis is rare in fixed-income investing, and it gives us the confidence to invest in companies, especially in the high-yield universe, that may not yet be recognized by the broader market.

OUTLOOK

    While the strength of the economy suggests that higher interest rates remain a risk, our investment flexibility will allow us to adapt to changing market conditions, insulating our performance from market changes while also allowing us to capitalize on opportunities in the high-yield market. As always, we will subject every investment idea to constant, hands-on analysis as we seek out companies that are improving their balance sheets, paying down debt and, consequently, have the potential of earning a credit upgrade or the interest of a well-capitalized investor.

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)       VALUE
                                         -----------   --------   ----------
CORPORATE BONDS--27.3%
AUTOMOBILES--4.6%
  Ford Motor Credit Co., 6.125%,
    4/28/03............................  A+             $ 250     $  241,875
                                                                  ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.7%
  Libery Media Group 144A 7.875%,
    7/15/09 (b)........................  BBB-             250        248,125
                                                                  ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--4.7%
  Procter & Gamble Co. 6.875%,
    9/15/09............................  AA               250        244,688
                                                                  ----------
RETAIL (FOOD CHAINS)--9.5%
  Safeway, Inc. 5.875%, 11/15/01.......  BBB              250        244,375
  Stater Brothers Holdings, Inc.
    10.75%,
    8/15/06............................  B+               250        250,625
                                                                  ----------
                                                                     495,000
                                                                  ----------
TELECOMMUNICATIONS (LONG DISTANCE)--3.8%
  Viatel Inc. 11.50%, 3/15/09..........  B-               200        200,000
                                                                  ----------
TOTAL CORPORATE BONDS
  (Identified cost $1,437,059).................................    1,429,688
                                                                  ----------

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)       VALUE
                                         -----------   --------   ----------
FOREIGN CORPORATE BONDS--4.1%
NETHERLANDS--4.1%
  Versatel Telecom BV 11.875%, 7/15/09
    (c)................................  B-             $ 200     $  214,523
                                                                  ----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $216,514)...................................      214,523
                                                                  ----------
TOTAL LONG-TERM INVESTMENTS--31.4%
  (Identified cost $1,653,573).................................    1,644,211
                                                                  ----------

SHORT-TERM OBLIGATIONS--72.3%
FEDERAL AGENCY SECURITIES--72.3%
  Freddie Mac Discount Note 1.50%, 1/3/00.........     3,780     3,779,685
                                                                ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,779,685)...............................    3,779,685
                                                                ----------
TOTAL INVESTMENTS--103.7%
  (Identified cost $5,433,258)...............................    5,423,896(a)
  Cash and receivables, less liabilities--(3.7%).............     (192,241)
                                                                ----------
NET ASSETS--100.0%...........................................   $5,231,655
                                                                ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $0 and gross depreciation of $9,362 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purpose was $5,433,258.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999 these securities amounted to a value of $248,125 or 4.7% of net assets.
(c)                   Par value represents Euro.

                       See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $5,433,258)...............................................    $5,423,896
Cash........................................................         8,295
Receivables
  Interest and dividends....................................        47,254
  Receivable from adviser...................................        14,373
                                                                ----------
    Total assets............................................     5,493,818
                                                                ----------
LIABILITIES
Payables
  Investment securities purchased...........................       245,595
  Trustees' fee.............................................         1,297
  Financial agent fee.......................................            93
Accrued expenses............................................        15,178
                                                                ----------
    Total liabilities.......................................       262,163
                                                                ----------
NET ASSETS..................................................    $5,231,655
                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $5,241,087
  Net unrealized depreciation...............................        (9,432)
                                                                ----------
NET ASSETS..................................................    $5,231,655
                                                                ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       524,141
                                                                ==========
Net asset value and offering price per share................         $9.98
                                                                ==========

STATEMENT OF OPERATIONS
FROM INCEPTION DECEMBER 15, 1999 TO DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $12,895
                                                                -------
    Total investment income.................................     12,895
                                                                -------
EXPENSES
  Investment advisory fee...................................      1,790
  Financial agent fee.......................................         93
  Professional..............................................     10,000
  Printing..................................................      4,478
  Trustees..................................................      1,297
  Custodian.................................................        364
  Miscellaneous.............................................        266
                                                                -------
    Total expenses..........................................     18,288
    Less expenses borne by investment adviser...............    (16,163)
                                                                -------
    Net expenses............................................      2,125
                                                                -------
NET INVESTMENT INCOME.......................................     10,770
                                                                -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................         --
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (9,362)
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......        (70)
                                                                -------
NET LOSS ON INVESTMENTS.....................................     (9,432)
                                                                -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ 1,338
                                                                =======

                       See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                FROM INCEPTION
                                                                  12/15/99 TO
                                                                   12/31/99
                                                                ---------------
FROM OPERATIONS
  Net investment income (loss)..............................      $   10,770
  Net realized gain (loss)..................................              --
  Net change in unrealized appreciation (depreciation)......          (9,432)
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................           1,338
                                                                  ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (10,770)
  In excess of net investment income........................            (214)
                                                                  ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (10,984)
                                                                  ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (523,045 shares)............       5,230,359
  Net asset value of shares issued from reinvestment of
    distributions(1,100 shares).............................          10,984
  Cost of shares repurchased (4 shares).....................             (42)
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................       5,241,301
                                                                  ----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................       5,231,655
NET ASSETS
  Beginning of period.......................................              --
                                                                  ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0)...........................................      $5,231,655
                                                                  ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   FROM INCEPTION
                                                                     12/15/99 TO
                                                                      12/31/99
                                                                   ---------------
Net asset value, beginning of period........................           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................             0.02
  Net realized and unrealized gain (loss)...................            (0.02)
                                                                       ------
    TOTAL FROM INVESTMENT OPERATIONS........................               --
                                                                       ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................            (0.02)
                                                                       ------
    TOTAL DISTRIBUTIONS.....................................            (0.02)
                                                                       ------
CHANGE IN NET ASSET VALUE...................................           $(0.02)
                                                                       ------
NET ASSET VALUE, END OF PERIOD..............................           $ 9.98
                                                                       ======

Total return................................................             0.02%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................           $5,232
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................             0.95%(1)
  Net investment income.....................................             4.81%(1)
Portfolio turnover rate.....................................                0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.18% for the period ended December 31, 1999.

                       See Notes to Financial Statements

                          PHOENIX-JANUS GROWTH SERIES

INVESTOR PROFILE

    The Fund is appropriate for growth-oriented investors looking for superior long-term capital appreciation. It is ideal for moderately aggressive investors seeking a diversified equity Fund capable of serving as the cornerstone of their overall portfolio.

INVESTMENT ADVISOR'S REPORT

    The Fund was opened to investors on December 20, 1999. Fund manager Marc Pinto employs a bottom-up, research-intensive approach to security selection that seeks to identify individual stocks capable of outperforming the market. While the Fund can invest in companies of all sizes, Marc and his team generally focus on large companies with globally dominant franchises and excellent management, believing that such companies can provide substantial growth in any economic scenario.

    While detailed financial modeling lies at the heart of the stock selection process, the investment team spends a great deal of time on the road, developing firsthand knowledge of each and every company in the portfolio. By polling company managers, as well as customers, competitors and suppliers, Marc and his team strive to create an information advantage that allows them to identify trends--both positive and negative--well before the market at large.

OUTLOOK

    While technology and other high-growth segments led the market higher in 1999, the robust pace of economic growth remains a risk to equity investors. Until recently the Federal Reserve has been held in check by "Y2K" fears and lackluster expansion overseas, but with those constraints effectively removed, the possibility that the U.S. central bank will adopt a more aggressive stance is very real. This fact could keep equity markets volatile well into the coming year as investors grapple with continued interest rate uncertainty. However, we believe that our in-depth research has identified companies capable of performing well regardless of what the economy has in store and look forward to the coming year with optimism.

                          PHOENIX-JANUS GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                       SHARES      VALUE
                                                      --------   ----------
COMMON STOCKS--50.7%
BANKS (MAJOR REGIONAL)--1.6%
  Bank of New York Co., Inc. (The)..................    1,300    $   52,000
                                                                 ----------
BEVERAGES (ALCOHOLIC)--1.0%
  Anheuser-Busch Cos., Inc..........................      450        31,894
                                                                 ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--5.3%
  AT&T Corp.- Liberty Media Group Class A (b).......    1,000        56,750
  Cablevision Systems Corp. Class A.................      475        35,862
  Comcast Corp. Special Class A.....................    1,625        81,656
                                                                 ----------
                                                                    174,268
                                                                 ----------
COMMUNICATIONS EQUIPMENT--1.1%
  Lucent Technologies, Inc..........................      500        37,406
                                                                 ----------
COMPUTERS (HARDWARE)--3.9%
  Dell Computer Corp. (b)...........................    1,500        76,500
  Sun Microsystems, Inc. (b)........................      675        52,270
                                                                 ----------
                                                                    128,770
                                                                 ----------
COMPUTERS (NETWORKING)--2.3%
  Cisco Systems, Inc. (b)...........................      700        74,987
                                                                 ----------
COMPUTERS (PERIPHERALS)--2.2%
  EMC Corp. (b).....................................      675        73,744
                                                                 ----------
COMPUTERS (SOFTWARE & SERVICES)--2.6%
  Microsoft Corp. (b)...............................      725        84,644
                                                                 ----------
ELECTRICAL EQUIPMENT--2.6%
  General Electric Co...............................      550        85,112
                                                                 ----------
ELECTRONICS (SEMICONDUCTORS)--3.3%
  Linear Technology Corp............................    1,025        73,352
  Texas Instruments, Inc............................      350        33,906
                                                                 ----------
                                                                    107,258
                                                                 ----------
ENTERTAINMENT--5.1%
  Time Warner, Inc..................................    1,400       101,412
  Viacom, Inc. Class B (b)..........................    1,075        64,970
                                                                 ----------
                                                                    166,382
                                                                 ----------
EQUIPMENT (SEMICONDUCTOR)--1.5%
  Applied Materials, Inc. (b).......................      400        50,675
                                                                 ----------
FINANCIAL (DIVERSIFIED)--5.0%
  American Express Co...............................      250        41,562
  Citigroup, Inc....................................      750        41,672
  Fannie Mae........................................      500        31,219
  Morgan Stanley Dean Witter & Co...................      350        49,962
                                                                 ----------
                                                                    164,415
                                                                 ----------
HEALTH CARE (DIVERSIFIED)--0.9%
  Warner-Lambert Co.................................      375        30,727
                                                                 ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.3%
  Schering-Plough Corp..............................      975        41,133
                                                                 ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.6%
  Colgate-Palmolive Co..............................      325        21,125
                                                                 ----------
INVESTMENT BANKING/BROKERAGE--1.1%
  Schwab (Charles) Corp. (The)......................      925        35,497
                                                                 ----------
                                                       SHARES      VALUE
                                                      --------   ----------
LODGING-HOTELS--0.7%
  Carnival Corp.....................................      450    $   21,516
                                                                 ----------
NATURAL GAS--1.7%
  Enron Corp........................................    1,250        55,469
                                                                 ----------
RETAIL (BUILDING SUPPLIES)--1.3%
  Home Depot, Inc. (The)............................      638        43,709
                                                                 ----------
RETAIL (GENERAL MERCHANDISE)--1.6%
  Costco Wholesale Corp. (b)........................      350        31,938
  Wal-Mart Stores, Inc..............................      300        20,738
                                                                 ----------
                                                                     52,676
                                                                 ----------
RETAIL (SPECIALTY)--1.3%
  Staples, Inc. (b).................................    2,000        41,500
                                                                 ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.7%
  Nextel Communications, Inc. Class A (b)...........      450        46,406
  Sprint Corp. (PCS Group) (b)......................      400        41,000
                                                                 ----------
                                                                     87,406
                                                                 ----------
TOTAL COMMON STOCKS
  (Identified cost $1,567,797)................................    1,662,313
                                                                 ----------
FOREIGN COMMON STOCKS--8.3%
COMMUNICATIONS EQUIPMENT--3.5%
  Nokia Oyj Sponsored ADR...........................      600       114,000
                                                                 ----------
ELECTRONICS (SEMICONDUCTORS)--1.2%
  Taiwan Semiconductor Manufacturing Co. Ltd.
    Sponsored ADR (b)...............................      900        40,500
                                                                 ----------
EQUIPMENT (SEMICONDUCTOR)--1.5%
  ASM Lithography Holding NV (Netherlands) (b)......      425        48,344
                                                                 ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.8%
  Vodafone AirTouch PLC Sponsored ADR (United
    Kingdom)........................................      525        25,987
                                                                 ----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.3%
  Telefonia SA Sponsored ADR (b)....................      550        43,347
                                                                 ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $233,432)..................................      272,178
                                                                 ----------
TOTAL LONG-TERM INVESTMENTS --59.0%
  (Identified cost $1,801,229)................................    1,934,491
                                                                 ----------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                       ------
SHORT-TERM OBLIGATIONS--37.9%
FEDERAL AGENCY SECURITIES--37.9%
  Freddie Mac Discount Note 1.50%, 1/3/00.......       $1,240    1,239,897
                                                                ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,239,897)...............................    1,239,897
                                                                ----------
TOTAL INVESTMENTS--96.9%
  (Identified cost $3,041,126)...............................    3,174,388(a)
  Cash and receivables, less liabilities--3.1%...............      100,274
                                                                ----------
NET ASSETS--100.0%...........................................   $3,274,662
                                                                ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $144,478 and gross depreciation of $11,216 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purpose was $3,041,126.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                          PHOENIX-JANUS GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $3,041,126)...............................................    $3,174,388
Cash........................................................         7,226
Receivables
  Fund shares sold..........................................        93,841
  Receivable from adviser...................................        15,442
  Interest and dividends....................................           226
                                                                ----------
    Total assets............................................     3,291,123
                                                                ----------
LIABILITIES
Payables
  Fund shares repurchased...................................            19
  Financial agent fee.......................................            37
  Trustees' fee.............................................         1,297
Accrued expenses............................................        15,108
                                                                ----------
    Total liabilities.......................................        16,461
                                                                ----------
NET ASSETS..................................................    $3,274,662
                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $3,139,793
  Undistributed net investment income.......................         1,607
  Net unrealized appreciation...............................       133,262
                                                                ----------
NET ASSETS..................................................    $3,274,662
                                                                ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       308,933
                                                                ==========
Net asset value and offering price per share................    $    10.60
                                                                ==========

STATEMENT OF OPERATIONS
FROM INCEPTION DECEMBER 15, 1999 TO DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $  2,381
  Dividends.................................................         226
                                                                --------
    Total investment income.................................       2,607
                                                                --------
EXPENSES
  Investment advisory fee...................................         850
  Financial agent fee.......................................          37
  Professional..............................................      10,000
  Printing..................................................       4,478
  Trustees..................................................       1,297
  Custodian.................................................         364
  Miscellaneous.............................................         266
                                                                --------
    Total expenses..........................................      17,292
    Less expenses borne by investment adviser...............     (16,292)
                                                                --------
    Net expenses............................................       1,000
                                                                --------
NET INVESTMENT INCOME.......................................       1,607
                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     133,262
                                                                --------
NET GAIN ON INVESTMENTS.....................................     133,262
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $134,869
                                                                ========

                       See Notes to Financial Statements

                          PHOENIX-JANUS GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                FROM INCEPTION
                                                                  12/15/99 TO
                                                                   12/31/99
                                                                ---------------
FROM OPERATIONS
  Net investment income (loss)..............................      $    1,607
  Net realized gain (loss)..................................              --
  Net change in unrealized appreciation (depreciation)......         133,262
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................         134,869
                                                                  ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................              --
  Net realized gains........................................              --
                                                                  ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................              --
                                                                  ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (308,945 shares)............       3,139,917
  Net asset value of shares issued from reinvestment of
    distributions (0 shares)................................              --
  Cost of shares repurchased (12 shares)....................            (124)
                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................       3,139,793
                                                                  ----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................       3,274,662
NET ASSETS
  Beginning of period.......................................              --
                                                                  ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $1,607)................................      $3,274,662
                                                                  ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                FROM INCEPTION
                                                                  12/15/99 TO
                                                                   12/31/99
                                                                ---------------
Net asset value, beginning of period........................        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................          0.01
  Net realized and unrealized gain (loss)...................          0.59
                                                                    ------
    TOTAL FROM INVESTMENT OPERATIONS........................          0.60
                                                                    ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................            --
                                                                    ------
    TOTAL DISTRIBUTIONS.....................................            --
                                                                    ------
CHANGE IN NET ASSET VALUE...................................          0.60
                                                                    ------
NET ASSET VALUE, END OF PERIOD..............................        $10.60
                                                                    ======

Total return................................................          6.00%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................        $3,275
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................          1.00%(1)
  Net investment income.....................................          1.61%(1)
Portfolio turnover rate.....................................             0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 17.29% for the period ended December 31, 1999.

                       See Notes to Financial Statements

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

INVESTOR PROFILE

    The Fund is appropriate for an investor seeking long term capital appreciation by investing in growth-oriented equity securities of large capitalization, predominantly U.S. corporations.

INVESTMENT ADVISOR'S REPORT

    The Fund, which was available to investors beginning on December 20, 1999, has the ability to take concentrated positions up to a maximum of 25%. We employ a bottom-up approach driven by fundamental equity research. Our investment process is designed to identify high quality large-capitalization companies (generally in excess of $1 billion in marketcap) that we believe are likely to deliver surprisingly strong earnings growth. We tend to focus on three types of stocks: classic, well known growth stocks where the "surprise" is the consistency of earnings, less well known growth stocks that we expect to deliver positive earnings surprises, and growth stocks driven down by unfounded fears (a subset of the previous two).

    U.S. equity markets again set records in 1999, led by large-capitalization growth stocks in general, and a white-hot technology sector in particular. The S&P 500 Index's(1) 21.14% increase left the index at an all-time high, and 1999 marked the 10th consecutive up year for this index. The compounded return for the past five years is a stunning 250%. With the exception of a brief period in the Spring, growth continued to outperform value throughout the year. The Russell 1000 Growth Index(2) increased 32.3% in 1999, versus 5.4% for the Russell 1000 Value Index(3) . Investors continue to believe and invest in the sustainability of the growth of the largest companies, and for the most part, these companies continue to deliver stellar results. The largest 50 stocks in the S&P 500 had a forward P/E of 33.2 at year end, while the P/E of the remaining 450 stocks was 18.6. Excluding technology, the S&P 500 would have only risen about 7.5%. The list of top contributors to S&P 500 performance is dominated by tech names such as Microsoft (the top contributor in 1999), Cisco (#2), Oracle Systems (#5), Qualcomm (#7), Sun Microsystems (#8), and Intel (#10). The performance of the market remained narrow in 1999, although some healthy broadening did occur late in the year. The top-30 stocks in the index accounted for 100% of the total return, and an equal-weighted return (versus a market-capitalization weighted return) would have returned about 11.9% for the year. With a rebound in November and December, the Russell 2000 Index(4) of small and mid-cap stocks returned 21.3%.

OUTLOOK

    The domestic economy continues to create a "Goldilocks" not too hot, not too cold backdrop that we believe will create many opportunities for growth investing. Notwithstanding modest interest rate increases, precipitated in part by the anticipated global recovery and the demand for capital this will create, we see little inflation pressure due to: 1) Continued lack of pricing in all but a few sectors, 2) Productivity increases driven by technology (and the internet specifically) and restructuring; and 3) Increasing domestic budget surpluses. The benign inflation outlook combined with the gradual "u-shaped" recoveries we expect in many foreign markets lead us to believe the outperformance of large cap growth is likely to continue.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

(2) The Russell 1000 Growth Index is an unmanaged, commonly used measure of small-cap, growth-oriented stock total return performance.

(3) The Russell 1000 Value Index is an unmanaged, commonly used measure of small-cap, value-oriented stock total return performance.

(4) The Russell 2000 Index is an unmanaged, commonly used measure of small-cap stock total return performance.
 These indices are not available for direct investment.

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                      SHARES      VALUE
                                                     --------   ----------
COMMON STOCKS--92.5%
AEROSPACE/DEFENSE--1.0%
  General Dynamics Corp............................     1,000   $   52,750
                                                                ----------
BANKS (MAJOR REGIONAL)--1.8%
  Bank of New York Co., Inc. (The).................     2,400       96,000
                                                                ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--7.6%
  AT&T Corp.- Liberty Media Group Class A (b)......       900       51,075
  Clear Channel Communications, Inc. (b)...........     3,400      303,450
  MediaOne Group, Inc. (b).........................       700       53,769
                                                                ----------
                                                                   408,294
                                                                ----------
COMMUNICATIONS EQUIPMENT--6.6%
  American Tower Corp. Class A (b).................     2,900       88,631
  Lucent Technologies, Inc.........................     1,000       74,812
  Motorola, Inc....................................     1,300      191,425
                                                                ----------
                                                                   354,868
                                                                ----------
COMPUTERS (HARDWARE)--1.3%
  Sun Microsystems, Inc. (b).......................       900       69,694
                                                                ----------
COMPUTERS (NETWORKING)--5.1%
  Cisco Systems, Inc. (b)..........................     2,600      278,525
                                                                ----------
COMPUTERS (SOFTWARE & SERVICES)--6.9%
  America Online, Inc. (b).........................       900       67,894
  Microsoft Corp. (b)..............................     2,600      303,550
                                                                ----------
                                                                   371,444
                                                                ----------
ELECTRIC COMPANIES--1.8%
  Montana Power....................................     2,700       97,369
                                                                ----------
ELECTRICAL EQUIPMENT--5.2%
  General Electric Co..............................     1,800      278,550
                                                                ----------
ELECTRONICS (SEMICONDUCTORS)--7.5%
  Intel Corp.......................................     1,700      139,931
  JDS Uniphase Corp. (b)...........................       400       64,525
  Maxim Integrated Products, Inc. (b)..............     3,000      141,562
  Texas Instruments, Inc...........................       600       58,125
                                                                ----------
                                                                   404,143
                                                                ----------
ENTERTAINMENT--2.1%
  Time Warner, Inc.................................     1,600      115,900
                                                                ----------
EQUIPMENT (SEMICONDUCTOR)--1.4%
  Applied Materials, Inc. (b)......................       600       76,012
                                                                ----------
FINANCIAL (DIVERSIFIED)--1.5%
  American Express Co..............................       500       83,125
                                                                ----------
FOODS--0.7%
  Keebler Foods Co. (b)............................     1,300       36,562
                                                                ----------
HEALTH CARE (DIVERSIFIED)--7.4%
  American Home Products Corp......................     1,400       55,213
  Bristol-Myers Squibb Co..........................     2,300      147,631
  Warner-Lambert Co................................     2,400      196,650
                                                                ----------
                                                                   399,494
                                                                ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.1%
  Merck & Co., Inc.................................     1,000       67,063
  Pfizer, Inc......................................     3,100      100,556
                                                                ----------
                                                                   167,619
                                                                ----------
                                                      SHARES      VALUE
                                                     --------   ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.8%
  Procter & Gamble Co. (The).......................       900   $   98,606
                                                                ----------
MANUFACTURING (DIVERSIFIED)--11.1%
  Textron, Inc.....................................     1,000       76,688
  Tyco International Ltd...........................     8,000      311,000
  United Technologies Corp.........................     3,300      214,500
                                                                ----------
                                                                   602,188
                                                                ----------
RETAIL (BUILDING SUPPLIES)--4.0%
  Home Depot, Inc. (The)...........................     3,150      215,972
                                                                ----------
RETAIL (GENERAL MERCHANDISE)--2.4%
  Costco Wholesale Corp. (b).......................     1,400      127,750
                                                                ----------
RETAIL (SPECIALTY)--1.0%
  Intimate Brands, Inc.............................     1,300       56,063
                                                                ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--5.3%
  Associated Group, Inc. Class A (b)...............       400       36,500
  Associated Group, Inc. Class B (b)...............     2,700      248,400
                                                                ----------
                                                                   284,900
                                                                ----------
TELECOMMUNICATIONS (LONG DISTANCE)--3.1%
  MCI WorldCom, Inc. (b)...........................     3,150      167,147
                                                                ----------
TELEPHONE--2.8%
  Bell Atlantic Corp...............................     2,500      153,906
                                                                ----------
TOTAL COMMON STOCKS
  (Identified cost $4,702,613)...............................    4,996,881
                                                                ----------
FOREIGN COMMON STOCKS--3.2%
COMMUNICATIONS EQUIPMENT--3.2%
  Nortel Networks Corp. (Canada)...................     1,700      171,700
                                                                ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $156,060).................................      171,700
                                                                ----------
TOTAL LONG-TERM INVESTMENTS--95.7%
  (Identified cost $4,858,673)...............................    5,168,581
                                                                ----------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                       --------
SHORT-TERM OBLIGATIONS--4.3%
REPURCHASE AGREEMENT--4.3%
  State Street Bank & Trust Co. repurchase
    agreement, 2.00%, dated 12/31/99 due 1/3/00,
    repurchase price $232,039 collateralized by
    U.S. Treasury Bond 10.625%, 8/15/15, market
    value $238,425..............................         $232        232,000
                                                                  ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $232,000)...................................      232,000
                                                                  ----------
TOTAL INVESTMENTS--100.0%
  (Identified cost $5,090,673).................................    5,400,581(a)
  Cash and receivables, less liabilities--0.0%.................        1,723
                                                                  ----------
NET ASSETS--100.0%.............................................   $5,402,304
                                                                  ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $375,149 and gross depreciation of $65,241 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purpose was $5,090,673.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $5,090,673)...............................................    $5,400,581
Cash........................................................           839
Receivables
  Receivable from adviser...................................        14,239
  Fund shares sold..........................................         2,223
  Dividends and interest....................................           933
                                                                ----------
    Total assets............................................     5,418,815
                                                                ----------
LIABILITIES
Payables
  Financial agent fee.......................................            93
  Trustees' fee.............................................         1,310
Accrued expenses............................................        15,108
                                                                ----------
    Total liabilities.......................................        16,511
                                                                ----------
NET ASSETS..................................................    $5,402,304
                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $5,085,371
  Undistributed net investment income.......................           879
  Accumulated net realized gain.............................         6,146
  Net unrealized appreciation...............................       309,908
                                                                ----------
NET ASSETS..................................................    $5,402,304
                                                                ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       508,162
                                                                ==========
Net asset value and offering price per share................    $    10.63
                                                                ==========

STATEMENT OF OPERATIONS
FROM INCEPTION DECEMBER 15, 1999 TO DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................    $  2,231
  Dividends.................................................         920
                                                                --------
    Total investment income.................................       3,151
                                                                --------
EXPENSES
  Investment advisory fee...................................       1,932
  Financial agent fee.......................................          93
  Professional..............................................      10,000
  Printing..................................................       4,478
  Trustees..................................................       1,310
  Custodian.................................................         364
  Miscellaneous.............................................         266
                                                                --------
    Total expenses..........................................      18,443
    Less expenses borne by investment adviser...............     (16,171)
                                                                --------
    Net expenses............................................       2,272
                                                                --------
NET INVESTMENT INCOME.......................................         879
                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................       6,146
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     309,908
                                                                --------
NET GAIN ON INVESTMENTS.....................................     316,054
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $316,933
                                                                ========

                       See Notes to Financial Statements

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FROM INCEPTION
                                                                    12/15/99 TO
                                                                     12/31/99
                                                                -------------------
FROM OPERATIONS
  Net investment income (loss)..............................        $      879
  Net realized gain (loss)..................................             6,146
  Net change in unrealized appreciation (depreciation)......           309,908
                                                                    ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................           316,933
                                                                    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................                --
  Net realized gains........................................                --
                                                                    ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................                --
                                                                    ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (508,166 shares)............         5,085,418
  Net asset value of shares issued from reinvestment of
    distributions (0 shares)................................                --
  Cost of shares repurchased (4 shares).....................               (47)
                                                                    ----------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................         5,085,371
                                                                    ----------
  INCREASE (DECREASE) IN NET ASSETS.........................         5,402,304
NET ASSETS
  Beginning of period.......................................                --
                                                                    ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $879)..................................        $5,402,304
                                                                    ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   FROM INCEPTION
                                                                     12/15/99 TO
                                                                      12/31/99
                                                                   ---------------
Net asset value, beginning of period........................           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................               --
  Net realized and unrealized gain (loss)...................             0.63
                                                                       ------
    TOTAL FROM INVESTMENT OPERATIONS........................             0.63
                                                                       ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................               --
  Dividends from net realized gains.........................               --
                                                                       ------
    TOTAL DISTRIBUTIONS.....................................               --
                                                                       ------
CHANGE IN NET ASSET VALUE...................................             0.63
                                                                       ------
NET ASSET VALUE, END OF PERIOD..............................           $10.63
                                                                       ======

Total return................................................             6.31%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................           $5,402
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................             1.00%(1)
  Net investment income.....................................             0.39%(1)
Portfolio turnover rate.....................................                2%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.11% for the period ended December 31, 1999.

                       See Notes to Financial Statements

                      PHOENIX-SCHAFER MID-CAP VALUE SERIES

INVESTOR PROFILE

    The Phoenix-Schafer Mid-Cap Value Series is appropriate for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

    For the second straight year, value investing has been a very trying experience. The struggle has been particularly acute for investors following a disciplined strategy consistent with the market's past history, as we do with the Phoenix-Schafer Mid-Cap Value Series. For the year ended December 31, 1999, the Fund was down 10.28% versus the S&P 500 Index(1), which advanced 21.14%.

    It has been our experience that every five years or so, our approach to investing falls out of favor. What has made this such an agonizing period for shareholders is that it has been the longest-lasting and deepest out-of-favor period we have ever experienced. Further, I've never seen the U.S. stock market so narrow in my entire investment career, which dates back to 1966.

    Qualcomm, Microsoft, Cisco Systems, Oracle, and Nortel Networks were the five stocks that contributed almost all of the S&P 500's gain in 1999. It is hard to imagine the stock market getting much narrower than it is at the present, and if history does repeat itself, we could be coming close to the end of this very selective market.

    In past periods of extreme stock market behavior (ending in 1974, 1980, and 1990), the subsequent broadening-out period has been especially rewarding for value investors. To see just how much, we've examined the three-year returns of value stocks (those ranked at the bottom 20% of the S&P 500 by P/E ratio) in these previous broadening-out periods. We then compared these figures with the returns of the broader index for the same time frames. The results show that, after past out-of-favor periods, value investors certainly benefited from their patience.

                       3-YEAR CUMULATIVE                 3-YEAR CUMULATIVE
TIME PERIOD            RETURNS--VALUE STOCKS             RETURNS--S&P500
1975-1977                     205       %                      58       %
1981-1983                     88        %                      42       %
1991-1993                     96        %                      55       %

OUTLOOK

    Our strong belief is that it is a matter of when, not if, value investing will come back into favor. History has shown that the combination of low valuations and strong earnings growth eventually leads to dramatic recoveries in stock prices and investment results.

    We remain confident in the long-term potential of the Phoenix-Schafer Mid-Cap Value Series, and thank you for your patience and your continued investment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MID-CAP VALUE SERIES  S&P 500 INDEX(1)
3/2/1998              $10,000.00        $10,000.00
12/31/1998             $8,862.77        $11,895.30
12/31/1999             $7,951.45        $14,409.38

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/99
                                                                              FROM
                                                                             INCEPTION
                                                                             3/2/98 TO
                                                                1 YEAR       12/31/99
--------------------------------------------------------------------------------------
Mid-Cap Value Series                                            (10.28)%      (11.76)%
--------------------------------------------------------------------------------------
S&P 500 Index(1)                                                21.14%         22.06%
--------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total retrun performance. The Index is not available for direct investment.

                      PHOENIX-SCHAFER MID-CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                      SHARES      VALUE
                                                     --------   ----------
COMMON STOCKS--82.5%
AIR FREIGHT--3.0%
  FDX Corp. (b)....................................     6,400   $  262,000
                                                                ----------
AUTO PARTS & EQUIPMENT--5.0%
  Borg-Warner Automotive, Inc......................     5,200      210,600
  Dana Corp........................................     7,300      218,544
                                                                ----------
                                                                   429,144
                                                                ----------
BANKS (MAJOR REGIONAL)--4.2%
  Mellon Financial Corp............................     5,600      190,750
  Summit Bancorp...................................     5,600      171,500
                                                                ----------
                                                                   362,250
                                                                ----------
BANKS (MONEY CENTER)--4.8%
  Bank of America Corp.............................     3,200      160,600
  Chase Manhattan Corp. (The)......................     3,300      256,369
                                                                ----------
                                                                   416,969
                                                                ----------
BUILDING MATERIALS--4.9%
  Armstrong World Industries, Inc..................     3,100      103,462
  Lafarge Corp.....................................     6,800      187,850
  Owens Corning....................................     6,800      131,325
                                                                ----------
                                                                   422,637
                                                                ----------
COMPUTERS (SOFTWARE & SERVICES)--5.3%
  Cadence Design System, Inc. (b)..................    18,900      453,600
                                                                ----------
CONSTRUCTION (CEMENT & AGGREGATES)--2.4%
  Southdown, Inc...................................     4,100      211,662
                                                                ----------
ELECTRICAL EQUIPMENT--3.8%
  Harman International Industries, Inc.............     5,900      331,137
                                                                ----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--7.1%
  Arrow Electronics, Inc. (b)......................    12,900      327,337
  Avnet, Inc.......................................     4,700      284,350
                                                                ----------
                                                                   611,687
                                                                ----------
HEALTH CARE (GENERIC AND OTHER)--6.5%
  ICN Pharmaceuticals, Inc.........................    10,400      263,250
  Mylan Laboratories, Inc..........................    11,700      294,694
                                                                ----------
                                                                   557,944
                                                                ----------
HEALTH CARE (SPECIALIZED SERVICES)--3.3%
  Omnicare, Inc....................................    23,800      285,600
                                                                ----------
HOUSEHOLD FURNISHINGS & APPLIANCES--3.8%
  Maytag Corp......................................     6,800      326,400
                                                                ----------
INSURANCE (PROPERTY-CASUALTY)--5.6%
  Berkley (W.R.) Corp..............................     7,800      162,825
  Chubb Corp. (The)................................     3,600      202,725
  Old Republic International Corp..................     8,500      115,812
                                                                ----------
                                                                   481,362
                                                                ----------
                                                      SHARES      VALUE
                                                     --------   ----------
INVESTMENT BANKING/BROKERAGE--6.1%
  Merrill Lynch & Co., Inc.........................     3,800   $  317,300
  Paine Webber Group, Inc..........................     5,400      209,588
                                                                ----------
                                                                   526,888
                                                                ----------
IRON & STEEL--4.8%
  Cleveland-Cliffs, Inc............................     5,800      180,525
  UCAR International, Inc. (b).....................    13,000      231,563
                                                                ----------
                                                                   412,088
                                                                ----------
MANUFACTURING (SPECIALIZED)--2.4%
  Diebold, Inc.....................................     9,000      211,500
                                                                ----------
RAILROADS--2.1%
  Burlington Northern Santa Fe Corp................     7,400      179,450
                                                                ----------
RETAIL (SPECIALTY)--4.8%
  Jo-Ann Stores, Inc. Class A (b)..................    15,200      171,000
  Office Depot, Inc. (b)...........................    22,500      246,094
                                                                ----------
                                                                   417,094
                                                                ----------
TELEPHONE--2.6%
  GTE Corp.........................................     3,200      225,800
                                                                ----------
TOTAL COMMON STOCKS
  (Identified cost $7,577,710)...............................    7,125,212
                                                                ----------
FOREIGN COMMON STOCKS--17.7%
AIRLINES--1.7%
  Koninklijke Luchtvaart Maatschappij NV (KLM)
    (Netherlands)..................................     6,003      149,700
                                                                ----------
COMMUNICATIONS EQUIPMENT--2.5%
  ECI Telecom Ltd. (Israel)........................     6,800      215,050
                                                                ----------
ELECTRICAL EQUIPMENT--3.4%
  Koninklijke (Royal) Philips Electronics NV NY
    Registered Shares (Netherlands)................     2,168      292,680
                                                                ----------
INSURANCE (PROPERTY-CASUALTY)--2.6%
  PartnerRe Ltd. (Bermuda).........................     6,800      220,575
                                                                ----------
MACHINERY (DIVERSIFIED)--2.5%
  CNH Global NV (Netherlands)......................    16,500      219,656
                                                                ----------
OIL & GAS (DRILLING & EQUIPMENT)--2.8%
  Petroleum Geo-Services Sponsored ADR (Norway)
    (b)............................................    13,500      240,469
                                                                ----------
RAILROADS--2.2%
  Canadian National Railway Co. (Canada)...........     7,200      189,450
                                                                ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,610,562)...............................    1,527,580
                                                                ----------
TOTAL INVESTMENTS--100.2%
  (Identified cost $9,188,272)...............................    8,652,792(a)
  Cash and receivables, less liabilities--(0.2%).............      (17,401)
                                                                ----------
NET ASSETS--100.0%...........................................   $8,635,391
                                                                ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,133,176 and gross depreciation of $1,668,656 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $9,188,272.
(b)                   Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-SCHAFER MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investment securities at value (Identified cost
  $9,188,272)...............................................    $ 8,652,792
Cash........................................................         16,784
Receivables
  Receivable from adviser...................................         11,251
  Fund shares sold..........................................         10,402
  Dividends and interest....................................          6,903
Prepaid expenses............................................            119
                                                                -----------
    Total assets............................................      8,698,251
                                                                -----------
LIABILITIES
Payables
  Fund shares repurchased...................................          5,356
  Trustees' fee.............................................          6,958
  Financial agent fee.......................................          5,335
Accrued expenses............................................         45,211
                                                                -----------
  Total liabilities.........................................         62,860
                                                                -----------
NET ASSETS..................................................    $ 8,635,391
                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $10,330,629
  Undistributed net investment income.......................          2,237
  Accumulated net realized loss.............................     (1,161,995)
  Net unrealized depreciation...............................       (535,480)
                                                                -----------
NET ASSETS..................................................    $ 8,635,391
                                                                ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,104,571
                                                                ===========
Net asset value and offering price per share................    $      7.82
                                                                ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................    $   220,219
  Interest..................................................          9,220
  Foreign taxes withheld....................................         (5,068)
                                                                -----------
    Total investment income.................................        224,371
                                                                -----------
EXPENSES
  Investment advisory fee...................................         90,746
  Financial agent fee.......................................         55,409
  Printing..................................................         22,998
  Professional..............................................         21,166
  Trustees..................................................         16,632
  Custodian.................................................          8,577
  Miscellaneous.............................................          7,643
                                                                -----------
    Total expenses..........................................        223,171
    Less expenses borne by investment adviser...............       (119,460)
                                                                -----------
    Net expenses............................................        103,711
                                                                -----------
NET INVESTMENT INCOME.......................................        120,660
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (820,431)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (263,023)
                                                                -----------
NET LOSS ON INVESTMENTS.....................................     (1,083,454)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $  (962,794)
                                                                ===========

                       See Notes to Financial Statements

                      PHOENIX-SCHAFER MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FROM INCEPTION
                                                                YEAR ENDED        3/2/98 TO
                                                                 12/31/99         12/31/98
                                                                -----------    ---------------
FROM OPERATIONS
  Net investment income (loss)..............................    $  120,660       $   23,057
  Net realized gain (loss)..................................      (820,431)        (341,564)
  Net change in unrealized appreciation (depreciation)......      (263,023)        (272,457)
                                                                ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      (962,794)        (590,964)
                                                                ----------       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (118,423)         (23,057)
  In excess of net investment income........................            --             (118)
                                                                ----------       ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................      (118,423)         (23,175)
                                                                ----------       ----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (729,302 and 1,051,036
    shares, respectively)...................................     5,967,581        9,921,823
  Net asset value of shares issued from reinvestment of
    distributions (15,212 and 2,696 shares, respectively)...       118,423           23,175
  Cost of shares repurchased (533,510 and 160,165 shares,
    respectively)...........................................    (4,264,988)      (1,435,267)
                                                                ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     1,821,016        8,509,731
                                                                ----------       ----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................       739,799        7,895,592
NET ASSETS
  Beginning of period.......................................     7,895,592               --
                                                                ----------       ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $2,237 AND DISTRIBUTIONS IN EXCESS OF
    NET INVESTMENT INCOME OF ($118), RESPECTIVELY)..........    $8,635,391       $7,895,592
                                                                ==========       ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               FROM INCEPTION
                                                                YEAR ENDED        3/2/98 TO
                                                                 12/31/99         12/31/98
                                                                -----------    ---------------
Net asset value, beginning of period........................      $  8.84          $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.11             0.03(4)
  Net realized and unrealized gain (loss)...................        (1.02)           (1.16)
                                                                  -------          -------
    TOTAL FROM INVESTMENT OPERATIONS........................        (0.91)           (1.13)
                                                                  -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.11)           (0.03)
                                                                  -------          -------
    TOTAL DISTRIBUTIONS.....................................        (0.11)           (0.03)
                                                                  -------          -------
CHANGE IN NET ASSET VALUE...................................        (1.02)           (1.16)
                                                                  -------          -------
NET ASSET VALUE, END OF PERIOD..............................      $  7.82            $8.84
                                                                  =======          =======
Total return................................................       (10.28)%         (11.37)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................       $8,635           $7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................         1.20%            1.20%(1)
  Net investment income.....................................         1.40%            0.52%(1)
Portfolio turnover rate.....................................           29%              21%(2)

         (1)          Annualized.
         (2)          Not annualized.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.58% and 2.77% for the periods ended
                      December 31, 1999 and 1998, respectively.
         (4)          Computed using average shares outstanding.

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

NOTE 1--ORGANIZATION

   The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Phoenix-Aberdeen International Series, Phoenix-Engemann Capital Growth Series, Phoenix-Engemann Nifty Fifty Series, Phoenix-Goodwin Money Market Series, Phoenix-Goodwin Multi-Sector Fixed Income Series, Phoenix-Hollister Value Equity Series, Phoenix-Oakhurst Balanced Series, Phoenix-Oakhurst Growth and Income Series, Phoenix-Oakhurst Strategic Allocation Series, Phoenix-Seneca Mid-Cap Growth Series, Phoenix-Seneca Strategic Theme Series, Phoenix-Aberdeen New Asia Series, Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix Research Enhanced Index Series, Phoenix-Bankers Trust Dow 30 Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-Morgan Stanley Focus Equity Series, and Phoenix-Schafer Mid-Cap Value Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Home Life Variable Accumulation Account, Phoenix Home Life Variable Universal Life Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Home Life Separate Accounts B, C and D.

   Each Series has distinct investment objectives. The Phoenix-Aberdeen International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Phoenix-Engemann Capital Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long term growth of capital. The Phoenix-Goodwin Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Phoenix-Hollister Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Phoenix-Oakhurst Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Phoenix-Oakhurst Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The Phoenix-Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Seneca Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Phoenix-Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Phoenix-Duff & Phelps Real Estate Securities Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Phoenix Research Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average-SM- (the "DJIA-SM-") before fund expenses. The Phoenix-Federated U.S. Government Bond Series pursues total return by investing primarily in debt obligation of the U.S. government, its agencies and instrumentalities. The Phoenix-Janus Equity Income Series seeks current income and long-term growth of capital. The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with preservation of capital. The Phoenix-Janus Growth Series seeks long-term growth of capital in a manner consistent with the preservation of capital. The Phoenix-Morgan Stanley Focus Equity Series seeks capital appreciation by investing primarily in equity securities. The Phoenix-Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1999
   approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Phoenix-Goodwin Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Phoenix-Goodwin Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES

   Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under
   Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS

   Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS

   Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS

   The Phoenix-Aberdeen International Series, Phoenix-Hollister Value Equity Series, Phoenix-Oakhurst Balanced Series, Phoenix-Oakhurst Growth and Income Series, Phoenix-Oakhurst Strategic Allocation Series, Phoenix-Seneca Mid-Cap Growth Series, Phoenix-Aberdeen New Asia Series, Phoenix-Federated U.S. Government Bond Series and Phoenix-Morgan Stanley Focus Equity

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1999
   Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES

   Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. REPURCHASE AGREEMENTS

   A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisors, Inc. ("PVA"), Phoenix-Aberdeen International Advisors, LLC ("PAIA"), and Duff & Phelps Investment Management Co. ("DPIM"). As a compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                                        RATE FOR FIRST      RATE FOR NEXT           RATE FOR
      SERIES                                              ADVISER        $250 MILLION       $250 MILLION       OVER $500 MILLION
      ------                                              --------      --------------      -------------      ------------------
      Phoenix-Aberdeen International................          PIC           0.75%               0.70%                0.65%
      Phoenix-Engemann Capital Growth...............          PIC           0.70                0.65                 0.60
      Phoenix-Engemann Nifty Fifty..................          PIC           0.90                0.85                 0.80
      Phoenix-Goodwin Money Market..................          PIC           0.40                0.35                 0.30
      Phoenix-Goodwin Multi-Sector Fixed Income.....          PIC           0.50                0.45                 0.40
      Phoenix-Hollister Value Equity................          PIC           0.70                0.65                 0.60
      Phoenix-Oakhurst Balanced.....................          PIC           0.55                0.50                 0.45
      Phoenix-Oakhurst Growth and Income............          PIC           0.70                0.65                 0.60
      Phoenix-Oakhurst Strategic Allocation.........          PIC           0.60                0.55                 0.50
      Phoenix-Seneca Mid-Cap Growth.................          PIC           0.80                0.80                 0.80
      Phoenix-Seneca Strategic Theme................          PIC           0.75                0.70                 0.65
      Phoenix-Aberdeen New Asia.....................         PAIA           1.00                1.00                 1.00
      Phoenix Research Enhanced Index...............          PVA           0.45                0.45                 0.45
      Phoenix-Bankers Trust Dow 30..................          PVA           0.35                0.35                 0.35
      Phoenix-Federated U.S. Government Bond........          PVA           0.60                0.60                 0.60
      Phoenix-Janus Equity Income...................          PVA           0.85                0.85                 0.85
      Phoenix-Janus Flexible Income.................          PVA           0.80                0.80                 0.80
      Phoenix-Janus Growth..........................          PVA           0.85                0.85                 0.85
      Phoenix-Morgan Stanley Focus Equity...........          PVA           0.85                0.85                 0.85
      Phoenix-Schafer Mid-Cap Value.................          PVA           1.05                1.05                 1.05

                                                                        RATE FOR FIRST      RATE FOR NEXT           RATE FOR
                                                                          $1 BILLION         $1 BILLION         OVER $2 BILLION
                                                                        --------------      -------------      ------------------
      Phoenix-Duff & Phelps Real Estate
        Securities..................................         DPIM           0.75                0.70                 0.65

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1999

   Effective November 22, 1999 PVA was appointed Adviser to the Phoenix-Schafer Mid-Cap Value Series and Phoenix-Research Enhanced Index Series.

   Pursuant to a subadvisory agreement with the Fund, certain advisers delegate certain investment decisions and research functions with respect to the following Series to the subadvisor indicated, for which services each is paid a fee by the respective adviser.

      SERIES                                                         SUBADVISER
      ------                                                         ----------
      Phoenix-Aberdeen International                                 Aberdeen Fund Managers, Inc. ("Aberdeen")
      Phoenix-Engemann Capital Growth                                Roger Engemann & Associates ("Engemann")
      Phoenix-Engemann Nifty Fifty                                   Roger Engemann & Associates ("Engemann")
      Phoenix-Seneca Mid-Cap Growth                                  Seneca Capital Management, LLC ("Seneca")
      Phoenix-Seneca Strategic Theme                                 Seneca Capital Management, LLC ("Seneca")
      Phoenix Research Enhanced Index                                J.P. Morgan Investments Management, Inc. ("J.P. Morgan")
      Phoenix-Bankers Trust Dow 30                                   Bankers Trust Company ("Bankers Trust")
      Phoenix-Federated U.S. Government Bond                         Federated Investment Management Company ("Federated")
      Phoenix-Janus Equity Income                                    Janus Capital Corporation ("Janus")
      Phoenix-Janus Flexible Income                                  Janus Capital Corporation ("Janus")
      Phoenix-Janus Growth                                           Janus Capital Corporation ("Janus")
      Phoenix-Morgan Stanley Focus Equity                            Morgan Stanley Asset Management ("MSAM")
      Phoenix-Schafer Mid-Cap Value                                  Schafer Capital Management, Inc. ("Schafer")

   Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the Phoenix-Aberdeen International Series. For its services, Aberdeen is paid a fee by the Advisers equal to 0.375% of the average daily net assets of the Phoenix-Aberdeen International Series up to $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a subsidiary of Aberdeen Asset Management PLC, of which Phoenix Home Life Mutual Insurance Company ("Phoenix") owns approximately 11%.

   Pursuant to subadvisory agreements with the Fund, the subadvisors are paid monthly fees as follows. Engemann is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net asset values of the Phoenix-Engemann Nifty Fifty Series up to $250,000,000, 0.45% of such values between $250,000,000 and $500,000,000, and 0.40% of such values in excess of
   $500,000,000. Engemann is also paid a monthly fee at the annual rate of 0.10% of the average aggregate daily net assets values of the Phoenix-Engemann Capital Growth Series up to $3 billion and 0.30% of such values in excess of $3 billion. Seneca is paid a monthly fee at the annual rate of 0.40% of the average aggregate daily net asset values of the Phoenix-Seneca Mid-Cap Growth Series and 0.10% of the average aggregate daily net assets values of the Phoenix-Seneca Strategic Theme Series up to $201 million, 0.375% for next $799 million, 0.35% for next $1 billion, and 0.325% of such values in excess of $2 billion. J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Phoenix Research Enhanced Index Series up to $100 million and 0.20% of such value in excess of $100 million. Bankers Trust is paid a monthly fee at the annual rate of 0.10% of the average aggregate daily net assets of the Phoenix-Bankers Trust Dow 30 Series, subject to a $100,000 annual minimum. Federated is paid a monthly fee at the annual rate of 0.30% of the average aggregate daily assets of the Phoenix-Federated U.S. Government Bond Series up to $25 million, 0.25% on the next $25 million and 0.20% on the next $50 million. The fee is negotiable on amounts over $50 billion. Janus is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily assets of each of (calculated separately, not in the aggregate) the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Series up to $100 million, 0.50% of such values between $100 million and $500 million, and 0.45% of such values in excess of $500 million. MSAM is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily assets of the Phoenix-Morgan Stanley Focus Equity Series up to $150 million, 0.45% of such value between $150 million and $300 million, and 0.40% of such value in excess of $300 million. Schafer is paid a monthly fee at the annual rate of 0.85% of the average aggregate daily net asset values of the Phoenix-Schafer Mid-Cap Value Series up to $175 million and 0.80% of such value in excess of $175 million.

   The investment adviser for the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a majority owned subsidiary of Phoenix. For its services, DPIM is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion, 0.70% on the next $1 billion and 0.65% thereafter.

   Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Phoenix-Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Phoenix-Aberdeen New Asia Series. Pursuant to subadvisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Phoenix-Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a subadvisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

   Each Series (except the Phoenix-Aberdeen International, Phoenix-Seneca Mid-Cap Growth, Phoenix-Seneca Stratetic Theme, Phoenix-Aberdeen New Asia, Phoenix-Duff & Phelps Real Estate Securities, and Phoenix Research Enhanced Series) pays a

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1999
   portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The Phoenix-Aberdeen International, Phoenix-Seneca Mid-Cap Growth, Phoenix-Seneca Strategic Theme, Phoenix-Aberdeen New Asia, Phoenix-Duff & Phelps Real Estate Securities, and Phoenix Research Enhanced Index pay other operating expenses up to 0.40%, 0.25%, 0.25%, 0.25%, 0.25% and 0.10% respectively, of its average net assets. Expenses above these limits are paid by the Advisers (PIC, DPIM, PAIA), Phoenix and/or Phoenix Variable Insurance Company.

   As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of Phoenix, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   At December 31, 1999, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

      Phoenix-Seneca Mid-Cap Growth Series........................  $ 3,466,642
      Phoenix-Aberdeen New Asia Series............................    2,812,431
      Phoenix-Bankers Trust Dow 30 Series.........................    5,123,190
      Phoenix-Federated US Government Bond Series.................    4,923,790
      Phoenix-Janus Equity Income Series..........................    2,116,052
      Phoenix-Janus Flexible Income Series........................    4,998,450
      Phoenix-Janus Growth Series.................................    2,118,848
      Phoenix-Morgan Stanley Focus Equity Series..................    5,312,710
      Phoenix-Schafer Mid-Cap Value Series........................    1,554,028

   The Adviser voluntarily contributed capital to the Phoenix-Engemann Capital Growth Series in the amount of $1,142,985 as disclosed in the statement of changes. This contribution offset losses realized on the sale of certain securities by the Series. The Adviser received no shares of beneficial interest or other consideration in exchange for this contribution which increased the net asset value of the Series.

NOTE 4--PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities during the period ended December 31, 1999 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated the following:

                                                                      PURCHASES             SALES
                                                                    --------------      --------------
      Phoenix-Aberdeen International Series.......................  $  191,516,473      $  198,600,468
      Phoenix-Engemann Capital Growth Series......................   1,857,440,065       2,059,921,072
      Phoenix-Engemann Nifty Fifty Series.........................      53,626,179          13,374,114
      Phoenix-Goodwin Multi-Sector Fixed Income Series............     118,829,611         154,070,907
      Phoenix-Hollister Value Equity Series.......................      22,139,602          18,199,560
      Phoenix-Oakhurst Balanced Series............................     102,718,944         113,711,695
      Phoenix-Oakhurst Growth and Income Series...................      86,811,217          37,654,547
      Phoenix-Oakhurst Strategic Allocation Series................     181,043,677         259,227,702
      Phoenix-Seneca Mid-Cap Growth Series........................      24,481,818          17,882,399
      Phoenix-Seneca Strategic Theme Series.......................     201,336,746         163,322,413
      Phoenix-Aberdeen New Asia Series............................       7,406,134           4,428,684
      Phoenix-Duff & Phelps Real Estate Securities Series.........       8,108,446          15,182,940
      Phoenix Research Enhanced Index Series......................      88,530,840          45,104,477
      Phoenix-Bankers Trust Dow 30 Series.........................       5,092,547              72,492
      Phoenix-Janus Equity Income Series..........................       2,035,190             203,781
      Phoenix-Janus Flexible Income Series........................       1,653,591                  --
      Phoenix-Janus Growth Series.................................       1,801,229                  --
      Phoenix-Morgan Stanley Focus Equity Series..................       4,961,196             109,086
      Phoenix-Schafer Mid-Cap Value Series........................       4,359,345           1,856,649

   There were no purchases or sales of such securities in the Money Market
   Series.

   Purchases and sales of long-term U.S. Government securities during the period ended December 31, 1999 aggregated the following:

                                                                      PURCHASES             SALES
                                                                    --------------      --------------
      Phoenix-Goodwin Multi-Sector Fixed Income Series............  $  101,491,199      $   76,599,050
      Phoenix-Oakhurst Balanced Series............................      66,306,564          55,629,200
      Phoenix-Oakhurst Strategic Allocation Series................     114,985,545          71,625,517
      Phoenix Research Enhanced Index Series......................       2,040,794             260,112
      Phoenix-Federated U.S. Government Bond Series...............       4,782,499                  --

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1999

   Written call option activity for the year ended December 31, 1999 aggregated the following:

                                                                         PHOENIX-OAKHURST
                                                                     GROWTH AND INCOME SERIES
                                                                    ---------------------------
                                                                      # OF          AMOUNT OF
                                                                    OPTIONS         PREMIUMS
                                                                    --------      -------------
      Options outstanding at December 31, 1998....................      --          $     --
      Options written.............................................     256            41,634
      Options canceled in closing purchase transactions...........     (67)           (8,042)
      Options expired.............................................    (122)          (25,924)
      Options exercised...........................................     (67)           (7,668)
                                                                      ----          --------
      Options outstanding at December 31, 1999....................      --                --
                                                                      ====          ========

   At December 31, 1999, the Phoenix Research Enhanced Index Series had entered into futures contracts as follows:

                                                                              VALUE OF                                  NET
                                                            NUMBER           CONTRACTS            MARKET             UNREALIZED
                                                              OF                WHEN             VALUE OF           APPRECIATION
      DESCRIPTION                                         CONTRACTS            OPENED           CONTRACTS          (DEPRECIATION)
      -----------                                         ----------         ----------         ----------         --------------
      Standard & Poor's 500 Index................               9            $3,225,935         $3,339,450            $113,515
      Standard & Poor's 500 Index................               1               362,450            371,050               8,600
      Standard & Poor's 500 Index................               1               371,700            371,050                (650)
                                                             ----            ----------         ----------            --------
                                                               11            $3,960,085         $4,081,550            $121,465
                                                             ====            ==========         ==========            ========

NOTE 5--CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

NOTE 6--LOAN AGREEMENTS

   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

NOTE 7--CAPITAL LOSS CARRYOVERS

   The following Series have capital loss carryovers which may be used to offset future capital gains.

                                                                                                                   PHOENIX-DUFF &
                                                         PHOENIX-        PHOENIX-GOODWIN                             PHELPS REAL
                                                      ENGEMANN NIFTY    MULTI-SECTOR FIXED    PHOENIX-ABERDEEN    ESTATE SECURITIES
                                                       FIFTY SERIES       INCOME SERIES       NEW ASIA SERIES          SERIES
                                                     ----------------   ------------------   ------------------   -----------------
      EXPIRATION DATE
      2006.........................................      $ 30,157          $   566,989           $2,631,182          $  113,500
      2007.........................................       590,466           15,302,813                   --           1,937,971
                                                         --------          -----------           ----------          ----------
      Total........................................      $620,623          $15,869,802           $2,631,182          $2,051,471
                                                         ========          ===========           ==========          ==========


                                                     PHOENIX-SCHAFER
                                                      MID-CAP VALUE
                                                          SERIES
                                                     ----------------
      EXPIRATION DATE
      2006.........................................     $  285,733
      2007.........................................        715,167
                                                        ----------
      Total........................................     $1,000,900
                                                        ==========

   The following Series utilized losses deferred in prior years against current year capital gains as follows:

      SERIES
      ------
      Phoenix-Hollister Value Equity..............................      $104,908
      Phoenix-Oakhurst Growth and Income..........................       349,419
      Phoenix-Seneca Mid-Cap Growth...............................       164,133
      Phoenix-Aberdeen New Asia...................................       218,888

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1999

   Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 1999, the following Series deferred post-October losses as follows:

      Phoenix-Aberdeen International Series.......................  $   82,444
      Phoenix-Engemann Nifty Fifty Series.........................      72,456
      Phoenix-Goodwin Multi-Sector Fixed Income Series............     783,822
      Phoenix-Hollister Value Equity Series.......................       8,076
      Phoenix-Seneca Mid-Cap Growth Series........................      19,622
      Phoenix-Seneca Strategic Theme Series.......................   4,329,135
      Phoenix-Duff & Phelps Real Estate Securities Series.........   1,356,700
      Phoenix-Schafer Mid-Cap Value Series........................     161,095

   For the year ended December 31, 1999, prior year capital losses deferred were utilized as follows:

      Phoenix-Goodwin Multi-Sector Fixed Income Series............  $5,850,283
      Phoenix-Aberdeen New Asia Series............................     496,277
      Phoenix-Schafer Mid-Cap Value Series........................      55,831

NOTE 8--RECLASS OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed net investment income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1999, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                     UNDISTRIBUTED     ACCUMULATED    CAPITAL PAID IN ON
                                                                    NET INVESTMENT    NET REALIZED         SHARES OF
                                                                     INCOME (LOSS)     GAIN (LOSS)    BENEFICIAL INTEREST
                                                                    ---------------   -------------   -------------------
      Phoenix-Aberdeen International Series.......................    $  334,006       $ (425,567)        $    91,561
      Phoenix-Engemann Capital Growth Series......................     1,142,985               --          (1,142,985)
      Phoenix-Engemann Nifty Fifty Series.........................        42,143               --             (42,143)
      Phoenix-Goodwin Multi-Sector Fixed Income Series............       (10,065)         (89,161)             99,226
      Phoenix-Hollister Value Equity Series.......................           388               --                (388)
      Phoenix-Oakhurst Balanced Series............................        13,346          (13,346)                 --
      Phoenix-Oakhurst Growth and Income Series...................         4,389          349,419            (353,808)
      Phoenix-Oakhurst Strategic Allocation Series................        10,242          (10,242)                 --
      Phoenix-Seneca Mid-Cap Growth Series........................        37,723          (37,026)               (697)
      Phoenix-Seneca Strategic Theme Series.......................       202,770         (202,770)                 --
      Phoenix-Aberdeen New Asia Series............................       (18,783)          18,783                  --
      Phoenix-Janus Flexible Income Series........................           214               --                (214)
      Phoenix-Schafer Mid-Cap Value Series........................           118               --                (118)

TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended December 31, 1999, the following Series distributed long-term capital gain dividends as follows:

      Phoenix-Aberdeen International Series.......................  $ 19,878,525
      Phoenix-Engemann Capital Growth Series......................   155,083,231
      Phoenix-Hollister Value Equity Series.......................       222,202
      Phoenix-Oakhurst Balanced Series............................    10,209,970
      Phoenix-Oakhurst Growth and Income Series...................       227,546
      Phoenix-Oakhurst Strategic Allocation Series................    13,061,609
      Phoenix-Seneca Mid-Cap Growth Series........................       324,514
      Phoenix-Seneca Strategic Theme Series.......................     6,447,731
      Phoenix Research Enhanced Index Series......................     3,722,881

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   [LOGO]

   TO THE TRUSTEES AND SHAREHOLDERS OF
   THE PHOENIX EDGE SERIES FUND

       In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Phoenix Edge Series Fund (hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

   /s/ PricewaterhouseCoopers LLP

   Boston, Massachusetts
   February 11, 2000

   RESULTS OF SHAREHOLDER MEETINGS (UNAUDITED)

   1. A special meeting of Shareholders of the Phoenix-Goodwin Strategic Theme Series was held on August 4, 1999 to approve a subadvisory agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC.

       On the record date for this meeting, there were 6,348,879 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

   NUMBER OF VOTES

                                                                       FOR      AGAINST    ABSTAIN
                                                                    ---------   --------   --------
      Approval of subadvisory agreement                             5,827,636   179,038    342,205

   2. A special meeting of Shareholders of the Phoenix-Goodwin Capital Growth Series was held on August 4, 1999 to approve a subadvisory agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc.

       On the record date for this meeting, there were 77,185,374 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

   NUMBER OF VOTES

                                                                       FOR        AGAINST     ABSTAIN
                                                                    ----------   ---------   ---------
      Approval of subadvisory agreement                             69,003,724   2,415,902   5,765,748

   3. A special meeting of Shareholders of The Phoenix Edge Series Fund was held on November 22, 1999 to fix the number of trustees at six and elect such number as detailed below.

       On the record date for this meeting, there were 217,039,573 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

   NUMBER OF VOTES

                                                                        FOR       WITHHELD
                                                                    -----------   ---------
      Election of Trustees
      Eunice S. Groark                                              210,267,938   6,771,635
      John A. Fabian                                                210,463,274   6,576,299
      Timothy P. Shriver                                            209,855,563   7,184,009
      Simon Y. Tan                                                  210,463,274   6,576,299
      John R. Mallin                                                210,330,050   6,706,522
      Frank M. Ellmer                                               210,289,642   6,749,930

   4. A special meeting of Shareholders of the Phoenix-Schafer Mid-Cap Value Series was held on November 22, 1999 to approve an investment advisory agreement with Phoenix Variable Advisors, Inc. and a subadvisory agreement between Phoenix Variable Advisors, Inc. and Schafer Capital Management, Inc.

       On the record date for this meeting, there were 113,620 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

   NUMBER OF VOTES

                                                                      FOR      AGAINST    ABSTAIN
                                                                    --------   --------   --------
      Approval of advisory and subadvisory agreements               105,395      4,525      3,700

   5. A special meeting of Shareholders of the Phoenix Research Enhanced Index Series was held on November 22, 1999 to approve an investment advisory agreement with Phoenix Variable Advisors, Inc. and a subadvisory agreement between Phoenix Variable Advisors, Inc. and J.P. Morgan Investments Management, Inc.

       On the record date for this meeting, there were 754,320 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

   NUMBER OF VOTES

                                                                      FOR      AGAINST    ABSTAIN
                                                                    --------   --------   --------
      Approval of advisory and subadvisory agreements               721,721     19,106     13,493

   THE PHOENIX EDGE SERIES FUND
   101 Munson Street
   Greenfield, Massachusetts 01301

   BOARD OF TRUSTEES

   Frank M. Ellmer, CPA
   John Fabian
   Eunice Groark
   John R. Mallin
   Timothy P. Shriver
   Simon Y. Tan

   OFFICERS

   Simon Y. Tan, President
   Michael E. Haylon, Executive Vice President
   Michael Gilotti, Executive Vice President
   Roger Engemann, Senior Vice President
   David K. Schafer, Senior Vice President
   Gail P. Seneca, Senior Vice President
   James D. Wehr, Senior Vice President
   Hugh Young, Senior Vice President
   David L. Albrycht, Vice President
   Christian C. Bertelsen, Vice President
   Steven L. Colton, Vice President
   Timothy Devlin, Vice President
   Ron K. Jacks, Vice President
   Christopher J. Kelleher, Vice President
   Richard D. Little, Vice President
   James E. Mair, Vice President
   Chester S. Sokolosky, Vice President
   Julie L. Sapia, Vice President
   Michael Schatt, Vice President
   John S. Tilson, Vice President
   Nancy G. Curtiss, Treasurer
   Heather N. Leonard, Assistant Treasurer
   Jacqueline M. Porter, Assistant Treasurer
   Jeanie G. Gagnon, Secretary

   INVESTMENT ADVISERS

   Phoenix Investment Counsel, Inc.
   56 Prospect Street
   Hartford, Connecticut 06115-0480

   Duff & Phelps Investment Management Co.
   55 East Monroe Street Suite 3600
   Chicago, Illinois 60603

   Phoenix-Aberdeen International Advisors, LLC
   One American Row
   Hartford, Connecticut 06102-5056

   Phoenix Variable Advisors, Inc.
   One American Row
   Hartford, Connecticut 06102-5056

   CUSTODIANS
   The Chase Manhattan Bank
   1 Chase Manhattan Plaza
   Floor 13B
   New York, New York 10081

   Brown Brothers Harriman & Co.
   40 Water Street
   Boston, Massachusetts 02109

   State Street Bank and Trust Company
   1 Heritage Drive, P2N
   North Quincy, Massachusetts 02171

   TRANSFER AGENT
   Phoenix Equity Planning Corporation
   100 Bright Meadow Boulevard
   P.O. Box 2200
   Enfield, Connecticut 06083-2200

   INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                                                ---------------
PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                         PRSRT STD
101 Munson Street                                                 U.S. Postage
P.O. Box 942                                                        P A I D
Greenfield, MA 01302-0942                                            Andrew
                                                                   Associates
                                                                ---------------








Phoenix Home Life Mutual Insurance Company http://www.phl.com




[PHOENIX LOGO]
WEALTH MANAGEMENT-SM-

OL2531A                   [RECYCLE LOGO] PRINTED ON RECYCLED PAPER         2/00


-------------------------------------------------------------------------------